Prospectus

Class A, B
and C Shares
December 28, 2001

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■	Goldman Sachs CORESM International Equity Fund

■	Goldman Sachs International Equity Fund

■	Goldman Sachs European Equity Fund

■	Goldman Sachs Japanese Equity Fund

■	Goldman Sachs International Growth Opportunities Fund

■	Goldman Sachs Emerging Markets Equity Fund

■	Goldman Sachs Asia Growth Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

  General Investment
  Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

Goldman Sachs’ Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.
■ Returns are variable	Seeks to capitalize on variability of market and regional returns through asset allocation decisions.
■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.
■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.
■ Portfolio risk must be carefully analyzed and monitored	Seeks to systematically monitor and manage risk through diversification, multifactor risk models and currency management.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

1

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection
The CORE Fund uses the Goldman Sachs proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Value (How is the company priced relative to fundamental accounting measures?)
■	Price Momentum (What are medium-term price trends?)
■	Earnings Momentum (Are company profit expectations growing?)
■	Stability (How likely is the risk of earnings disappointment?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE Portfolio Construction
Portfolio risk is monitored with the use of a sophisticated risk model, which measures the portfolio’s exposure to a variety of risk factors and estimates the associated volatility. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund benchmark. In addition, the CORE International Equity Fund utilizes proprietary quantitative models to allocate assets across countries.

   Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio    characteristics. They may serve as good foundations on which to build a portfolio.

2

  Fund Investment Objectives
  and Strategies

Goldman Sachs CORE International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

3

  Goldman Sachs
  International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  European Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Europe Index (unhedged)

Investment Focus:	Equity investments in European issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in European issuers. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

A European issuer is a company that either:

■	Has a class of its securities whose principal securities market is in one or more European countries;
■	Is organized under the laws of, or has a principal office in, a European country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more European countries; or
■	Maintains 50% or more of its assets in one or more European countries.

The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund’s assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund’s assets will be invested in the equity securities of large-cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid-cap companies and small-cap companies, as well as companies located in emerging countries in Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-European countries including emerging countries located in Latin and South America, Africa and Asia, and in fixed-income securities, such as government, corporate and bank debt obligations.

5

  Goldman Sachs
  Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity investments in Japanese issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Japanese issuers. A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities market is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese issuers will expose it to the risks of adverse social, political and economic events which occur in Japan or affect the Japanese markets. These risks, some of which are discussed briefly below, may adversely affect the ability of the Fund to achieve its investment objective.

Japan’s economy, the second largest among developed nations, grew substantially after World War II. More recently, however, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has drifted between modest growth and recession. Currently, Japan has been experiencing stagnant consumer demand and rising unemployment. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. The current Prime Minister, shortly after taking office in April 2001, announced the outlines of a reform agenda to revitalize the economy. However, in November 2001, the credit rating of Japanese Government debt was downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to affect Japan’s economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan’s banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights are also not always enforced. For most of the 1990’s, Japanese securities markets experienced significant declines. Although the stock markets exhibited strength in 1999, they again generally declined in 2000 and through the first three quarters of 2001.

The common stock of many Japanese companies have historically traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan’s relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/ demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in non-Japanese issuers and in fixed-income securities, such as government, corporate and bank debt obligations.

7

  Goldman Sachs
  International Growth Opportunities Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Small Cap Index (unhedged)

Investment Focus:	Small-cap foreign equity investments

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $4 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Free Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Egypt	■ Jordan	■ Philippines	■ Taiwan
■ Botswana	■ Greece	■ Kenya	■ Poland	■ Thailand
■ Brazil	■ Hong Kong	■ Malaysia	■ Russia	■ Turkey
■ Chile	■ Hungary	■ Mexico	■ Singapore	■ Venezuela
■ China	■ India	■ Morocco	■ South Africa	■ Zimbabwe
■ Colombia	■ Indonesia	■ Pakistan	■ South Korea
■ Czech Republic	■ Israel	■ Peru	■ Sri Lanka
9

Goldman Sachs Emerging Markets Equity Fund continued

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Asia Growth Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia Free ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Asian issuers.
An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Malaysia	■ South Korea
■ Hong Kong	■ Pakistan	■ Sri Lanka
■ India	■ Philippines	■ Taiwan
■ Indonesia	■ Singapore	■ Thailand
11

Goldman Sachs Asia Growth Fund continued

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers.

Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated. For example, on August 31, 2001 (the end of the Fund’s last fiscal year), 24.5% of the Fund’s assets were invested in securities that traded in Hong Kong.

Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Since that time countries in the region have experienced recession and government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some restructuring has been undertaken, there can be no assurance that these efforts will be successful or that their recent problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securities traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can be no assurance that Hong Kong will not be adversely affected by Chinese sovereignty or political developments. Furthermore, the reversion of Hong Kong to China has created additional uncertainty as to future currency valuations relative to the U.S. dollar. Because the Hong Kong stock market has significant exposure to the property market in Hong Kong, the Fund’s investments could be adversely affected by a decline in that market.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

12

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13

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities
lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for
investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies of	CORE
the Fund	International	International	European
— Not permitted	Equity	Equity	Equity
	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Cross Hedging of Currencies	•	•	•

Currency Swaps*	15	15	15

Custodial Receipts	•	•	•

Equity Swaps*	15	15	15

Foreign Currency Transactions	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	•

Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10

Options on Foreign Currencies[1]	•	•	•

Options on Securities and Securities Indices[2]	•	•	•

Unseasoned Companies	•	•	•

Warrants and Stock Purchase Rights	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1/3	33 1/3	33 1/3

Short Sales Against the Box	—	25	25

When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

14

OTHER INVESTMENT PRACTICES AND SECURITIES

	International	Emerging
Japanese	Growth	Markets
Equity	Opportunities	Equity	Asia Growth
Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3
•	•	•	•

15	15	15	15
•	•	•	•

15	15	15	15
•	•	•	•
•	•	•	•

10	10	10	10
•	•	•	•
•	•	•	•
•	•	•	•
•	•	•	•
•	•	•	•

33 1/3	33 1/3	33 1/3	33 1/3

25	25	25	25
•	•	•	•

15

10 Percent of Total Assets (excluding securities lending collateral) (italic type)

10	Percent of Net Assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

— Not permitted

CORE
	International	International	European
	Equity	Equity	Equity
	Fund	Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•	•	•
Asset-Backed and Mortgage-Backed Securities[2]	—	•	•
Bank Obligations[1,2]	•	•	•
Convertible Securities	•	•	•
Corporate Debt Obligations[2]	•[4]	•	•
Equity Investments	80+	80+	80+
Emerging Country Securities	25	•	•
Fixed Income Securities[3]	20[4]	20	20[5]
Foreign Securities	•	•	•
Foreign Government Securities[2]	•	•	•
Non-Investment Grade Fixed Income Securities[2]	—	•[6]	•[6]
Real Estate Investment Trusts	•	•	•
Structured Securities*	•	•	•
Temporary Investments	35	100	100
U.S. Government Securities[2]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[1]	Issued by U.S. or foreign banks.
[2]	Limited by the amount the Fund invests in fixed-income securities.
[3]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investor’s Service, Inc. (“Moody’s”)).
[4]	Cash equivalents only.
[5]	The European Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) equity investments in issuers located in non-European countries; and (2) fixed-income securities.
[6]	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s at the time of investment.

16

OTHER INVESTMENT PRACTICES AND SECURITIES

	International	Emerging
Japanese	Growth	Markets
Equity	Opportunities	Equity	Asia Growth
Fund	Fund	Fund	Fund

•	•	•	•
•	•	•	•
•	•	•	•
•	•	•	•
•	•	•	•
80+	80+	80+	80+
•	•	•	•
20 [7]	20[8]	20[9]	20[10]
•	•	•	•
•	•	•	•
•[6]	•[6]	•[6]	•[6]
•	•	•	•
•	•	•	•
100	100	35	100
•	•	•	•

[7]	The Japanese Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in non-Japanese issuers.
[8]	The International Growth Opportunities Fund may invest in the aggregate up to 20% of its Net Assets in (1) fixed-income securities; and (2) equity investments in companies with public stock market capitalizations of less than $100 million or more than $4 billion at the time of investment.
[9]	The Emerging Markets Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income investments in issuers in developed countries.

[10]	The Asia Growth Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

17

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	CORE				International	Emerging
• Applicable	International	International	European	Japanese	Growth	Markets	Asia
— Not applicable	Equity	Equity	Equity	Equity	Opportunities	Equity	Growth

Credit/ Default	•	•	•	•	•	•	•
Emerging Countries	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Small Cap	—	—	•	—	•	—	—
Foreign	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Management	•	•	•	•	•	•	•
Market	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
Stock	•	•	•	•	•	•	•
Geographic	•	•	•	•	•	•	•
Initial Public Offering (“IPO”)	•	—	•	•	•	•	•

All Funds:

■	Credit/ Default Risk— The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Emerging Countries Risk— The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

18

PRINCIPAL RISKS OF THE FUNDS

■	Interest Rate Risk— The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Foreign Risk— The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Derivatives Risk— The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Management Risk— The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk— The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk— The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Stock Risk— The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

19

■	Geographic Risk— The European Equity Fund invests primarily in equity investments in European issuers. The Japanese Equity Fund invests primarily in equity investments in Japanese issuers. The Asia Growth Fund invests primarily in equity investments in Asian issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■	Small Cap Risk— The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk— The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

20

  Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

21

CORE International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -23.55%. Best Quarter* Q4 ’98 +18.84% Worst Quarter* Q3 ’98 -16.00%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 8/15/97)
Including Sales Charges	-20.84%	1.24%
Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (unhedged)**	-13.92%	6.18%

Class B (Inception 8/15/97)
Including CDSC	-20.77%	2.40%
MSCI® EAFE® Index (unhedged)**	-13.92%	6.18%

Class C (Inception 8/15/97)
Including CDSC	-17.51%	5.54%
MSCI® EAFE® Index (unhedged)**	-13.92%	6.18%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees or expenses.
22

FUND PERFORMANCE

International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -27.68%. Best Quarter* Q4 ’99 +21.70% Worst Quarter* Q3 ’98 -14.37%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 12/1/92)
Including Sales Charges	-18.57%	9.28%	9.65%
MSCI® EAFE® Index (unhedged)**	-13.92%	7.41%	10.87%

Class B (Inception 5/1/96)
Including CDSC	-18.52%	N/A	7.74%
MSCI® EAFE® Index (unhedged)**	-13.92%	N/A	6.62%

Class C (Inception 8/15/97)
Including CDSC	-15.10%	N/A	5.54%
MSCI® EAFE® Index (unhedged)**	-13.92%	N/A	6.18%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees or expenses.
23

European Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -28.15%. Best Quarter* Q4 ’99 +24.66% Worst Quarter* Q3 ’00 -6.94%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 10/1/98)
Including Sales Charges	-10.37%	13.07%
MSCI® Europe Index (unhedged)**	-8.12%	11.12%

Class B (Inception 10/1/98)
Including CDSC	-10.35%	14.06%
MSCI® Europe Index (unhedged)**	-8.12%	11.12%

Class C (Inception 10/1/98)
Including CDSC	-6.65%	15.44%
MSCI® Europe Index (unhedged)**	-8.12%	11.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The MSCI® Europe Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.
24

FUND PERFORMANCE

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -29.73%. Best Quarter* Q3 ’99 +23.08% Worst Quarter* Q4 ’00 -18.38%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 5/1/98)
Including Sales Charges	-32.53%	10.92%
Tokyo Price Index (“TOPIX”) (unhedged)**	-33.31%	7.56%

Class B (Inception 5/1/98)
Including CDSC	-32.38%	11.70%
Tokyo Price Index (“TOPIX”) (unhedged)**	-33.31%	7.56%

Class C (Inception 5/1/98)
Including CDSC	-29.73%	12.76%
Tokyo Price Index (“TOPIX”) (unhedged)**	-33.31%	7.56%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees or expenses.
25

International Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -29.50%. Best Quarter* Q1 ’00 +14.53% Worst Quarter* Q4 ’00 -13.44%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 5/1/98)
Including Sales Charges	-16.49%	9.71%
MSCI® EAFE® Small Cap Index (unhedged)**	-9.21%	-1.76%

Class B (Inception 5/1/98)
Including CDSC	-16.44%	10.59%
MSCI® EAFE® Small Cap Index (unhedged)**	-9.21%	-1.76%

Class C (Inception 5/1/98)
Including CDSC	-12.94%	11.60%
MSCI® EAFE® Small Cap Index (unhedged)**	-9.21%	-1.76%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes approximately 1,000 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees or expenses.
26

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -24.29%. Best Quarter* Q4 ’99 +29.84% Worst Quarter* Q3 ’98 -22.94%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 12/15/97)
Including Sales Charges	-31.37%	-5.82%
MSCI® Emerging Markets Free (EMF) Index**	-30.54%	-2.84%

Class B (Inception 12/15/97)
Including CDSC	-31.29%	-5.42%
MSCI® EMF Index**	-30.54%	-2.84%

Class C (Inception 12/15/97)
Including CDSC	-28.54%	-4.42%
MSCI® EMF Index**	-30.54%	-2.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 26 emerging countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees or expenses.
27

Asia Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -24.22%. Best Quarter* Q2 ’99 +30.97% Worst Quarter* Q4 ’97 -27.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 7/8/94)
Including Sales Charges	-32.02%	-10.20%	-6.68%
MSCI® All Country Asia Free ex-Japan (unhedged)**	-36.22%	-10.16%	-7.45%

Class B (Inception 5/1/96)
Including CDSC	-31.90%	N/A	-13.19%
MSCI® All Country Asia Free ex-Japan (unhedged)**	-36.22%	N/A	-13.14%

Class C (Inception 8/15/97)
Including CDSC	-29.03%	N/A	-14.98%
MSCI® All Country Asia Free ex-Japan (unhedged)**	-36.22%	N/A	-15.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in eleven Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees or expenses.
28

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29

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	CORE International Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[7]	0.42%		0.42%		0.42%

Total Fund Operating Expenses*	1.77%		2.27%		2.27%

See page 37 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE International Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[7]	0.31%	0.31%	0.31%

Total Fund Operating Expenses (after current expense limitations)	1.66%	2.16%	2.16%

30

FUND FEES AND EXPENSES

	International Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[7]	0.33%		0.33%		0.33%

Total Fund Operating Expenses*	1.83%		2.33%		2.33%

See page 37 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	International Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[7]	2.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.79%	2.29%	2.29%

31

Fund Fees and Expenses continued

	European Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[7]	0.67%		0.67%		0.67%

Total Fund Operating Expenses*	2.17%		2.67%		2.67%

See page 37 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	European Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[7]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.79%	2.29%	2.29%

32

FUND FEES AND EXPENSES

	Japanese Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[7]	0.79%		0.79%		0.79%

Total Fund Operating Expenses*	2.29%		2.79%		2.79%

See page 37 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Japanese Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[7]	0.30%	0.30%	0.30%

Total Fund Operating Expenses (after current expense limitations)	1.80%	2.30%	2.30%

33

Fund Fees and Expenses continued

	International Growth Opportunities Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.20%		1.20%		1.20%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[7]	0.43%		0.43%		0.43%

Total Fund Operating Expenses*	2.13%		2.63%		2.63%

See page 37 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	International Growth Opportunities Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[7]	0.35%	0.35%	0.35%

Total Fund Operating Expenses (after current expense limitations)	2.05%	2.55%	2.55%

34

FUND FEES AND EXPENSES

	Emerging Markets Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.20%		1.20%		1.20%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[7]	0.79%		0.79%		0.79%

Total Fund Operating Expenses*	2.49%		2.99%		2.99%

See page 37 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Emerging Markets Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[7]	0.54%	0.54%	0.54%

Total Fund Operating Expenses (after current expense limitations)	2.24%	2.74%	2.74%

35

Fund Fees and Expenses continued

	Asia Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[7]	1.07%		1.07%		1.07%

Total Fund Operating Expenses*	2.57%		3.07%		3.07%

See page 37 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Asia Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses[7]	0.35%	0.35%	0.35%

Total Fund Operating Expenses (after current expense limitations)	1.85%	2.35%	2.35%

36

FUND FEES AND EXPENSES

[1]	The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Funds’ annual operating expenses are based on actual expenses.
[7]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

CORE International Equity	0.12%
International Equity	0.10%
European Equity	0.10%
Japanese Equity	0.11%
International Growth Opportunities	0.16%
Emerging Markets Equity	0.35%
Asia Growth	0.16%
37

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE International Equity
Class A Shares	$720	$1,077	$1,457	$2,519
Class B Shares
– Assuming complete redemption at end of period	$730	$1,009	$1,415	$2,480
– Assuming no redemption	$230	$709	$1,215	$2,480
Class C Shares
– Assuming complete redemption at end of period	$330	$709	$1,215	$2,605
– Assuming no redemption	$230	$709	$1,215	$2,605

International Equity
Class A Shares	$726	$1,094	$1,486	$2,580
Class B Shares
– Assuming complete redemption at end of period	$736	$1,027	$1,445	$2,541
– Assuming no redemption	$236	$727	$1,245	$2,541
Class C Shares
– Assuming complete redemption at end of period	$336	$727	$1,245	$2,666
– Assuming no redemption	$236	$727	$1,245	$2,666

European Equity
Class A Shares	$758	$1,192	$1,650	$2,916
Class B Shares
– Assuming complete redemption at end of period	$770	$1,129	$1,615	$2,882
– Assuming no redemption	$270	$829	$1,415	$2,882
Class C Shares
– Assuming complete redemption at end of period	$370	$829	$1,415	$3,003
– Assuming no redemption	$270	$829	$1,415	$3,003

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FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

Japanese Equity
Class A Shares	$769	$1,226	$1,708	$3,031
Class B Shares
– Assuming complete redemption at end of period	$782	$1,165	$1,674	$3,000
– Assuming no redemption	$282	$865	$1,474	$3,000
Class C Shares
– Assuming complete redemption at end of period	$382	$865	$1,474	$3,119
– Assuming no redemption	$282	$865	$1,474	$3,119

International Growth Opportunities
Class A Shares	$754	$1,180	$1,631	$2,877
Class B Shares
– Assuming complete redemption at end of period	$766	$1,117	$1,595	$2,843
– Assuming no redemption	$266	$817	$1,395	$2,843
Class C Shares
– Assuming complete redemption at end of period	$366	$817	$1,395	$2,964
– Assuming no redemption	$266	$817	$1,395	$2,964

Emerging Markets Equity
Class A Shares	$788	$1,283	$1,803	$3,221
Class B Shares
– Assuming complete redemption at end of period	$802	$1,224	$1,772	$3,192
– Assuming no redemption	$302	$924	$1,572	$3,192
Class C Shares
– Assuming complete redemption at end of period	$402	$924	$1,572	$3,308
– Assuming no redemption	$302	$924	$1,572	$3,308

Asia Growth
Class A Shares	$796	$1,306	$1,840	$3,295
Class B Shares
– Assuming complete redemption at end of period	$810	$1,248	$1,811	$3,267
– Assuming no redemption	$310	$948	$1,611	$3,267
Class C Shares
– Assuming complete redemption at end of period	$410	$948	$1,611	$3,383
– Assuming no redemption	$310	$948	$1,611	$3,383

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?”

39

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	CORE International Equity

Goldman Sachs Asset Management International (“GSAMI”) Procession House 55 Ludgate Hill London, England EC4M 7JW	International Equity European Equity Japanese Equity International Growth Opportunities Emerging Markets Equity Asia Growth

GSAM and GSAMI are business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of September 30, 2001, GSAM and GSAMI, along with other units of IMD, had assets under management of $295.9 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

40

SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2001

GSAM:

CORE International Equity	0.85%	0.85%

GSAMI:

International Equity	1.00%	1.00%

European Equity	1.00%	1.00%

Japanese Equity	1.00%	1.00%

International Growth Opportunities	1.20%	1.20%

Emerging Markets Equity	1.20%	1.20%

Asia Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its

41

acquisition of Commodities Corporation, LLC (now Goldman Sachs Princeton LLC) where he was and continues as President. Over the course of his 20-year career at Commodities Corporation (now Goldman Sachs Princeton LLC), Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

International Equity Portfolio Management Team

■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	Team manages over $33.1 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAM

______________________________________________________________________________________________________________

London-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert G. Collins Managing Director Co-Head of International Equity Management Team	Senior Portfolio Manager— International Equity	Since 2001	Mr. Collins joined the International Equity Management Team as Co-Head in 2001. From 1997 to 2001, Mr. Collins was a portfolio manager and Co-Chair of the Growth Equity Investment Committee. From 1991 to 1997, he was a portfolio manager at Liberty Investment Management, Inc.

David Dick Executive Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Dick joined the Investment Adviser as a senior portfolio manager on the European Equity team in 1998. From 1990 to 1998, he was with Mercury Asset Management, where he was a portfolio manager for European equity and was head of Mercury’s European sector strategy.

Hywel George Executive Director	Senior Portfolio Manager— European Equity	Since 2000	Mr. George joined the Investment Adviser as Head of the UK Equity Portfolio Management in 1999 and is currently responsible for the European Equity portfolio construction process. From 1988 to 1999, he was a UK Equity Fund manager at Mercury Asset Management.

42

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Mark Ferguson Executive Director	Senior Portfolio Manager— International Growth Opportunities	Since 2000	Mr. Ferguson joined the Investment Adviser as Co-Head of European Equity Research in March 1999 and joined the Specialist Team in November 2000. From October 1993 to February 1999, he was a research analyst/fund manager in the Continental Europe team at Schroder Investment Management.

Susan Noble Managing Director Co-Head of International Equity Management Team	Senior Portfolio Manager— International Equity	Since 1998	Ms. Noble joined the Investment Adviser as a senior portfolio manager and head of the European Equity Team in October 1997. From 1986 to 1997, she worked at Fleming Investment Management in London, where she most recently was Portfolio Management Director for the European equity investment strategy and process.

Robert Stewart Executive Director	Senior Portfolio Manager— International Equity	Since 1999	Mr. Stewart joined the Investment Adviser as a portfolio manager in 1996. He is a member of the European Equity Team. From 1996 to 1998, he was a portfolio manager in Japan where he managed Japanese Equity Institutional Portfolios. From 1989 to 1996, Mr. Stewart was a portfolio manager at CINMan where he managed international equities.

Gabriella Antici Executive Director	Senior Portfolio Manager— Emerging Markets Equity	Since 1998	Ms. Antici joined the Investment Adviser as a portfolio manager in 1997. From 1994 to 1997, she was a Vice President for HSBC Asset Management, where she was a portfolio manager for emerging markets and head of the Latin American Department.

Julian Abel Executive Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Abel joined the Investment Adviser as a portfolio manager in 1996. Prior to that he was a portfolio manager at CINMan managing US equities from 1992 to 1996, after managing UK equities from 1986 to 1992.

43

New York-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Mark M. Carhart Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Carhart joined the Investment Adviser as a member of the Quantitative Research and Risk Management team in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Len Ioffe Vice President	Senior Portfolio Manager— CORE International Equity	Since 2001	Mr. Ioffe joined the Investment Adviser as an associate in 1995. He became a portfolio manager in 1996.

Raymond J. Iwanowski Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Iwanowski joined the Investment Adviser as an associate and portfolio manager in 1997. From 1993 to 1997, he was a Vice President and head of the Fixed Derivatives Client Research group at Salomon Brothers.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

44

SERVICE PROVIDERS

Singapore-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Siew-Hua Thio Vice President	Portfolio Manager— Asia Growth Emerging Markets Equity International Equity International Growth Opportunities	Since 1998 1998 1998 1998	Ms. Thio joined the Investment Adviser as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore. From 1993 to 1997, she was a research analyst at the same firm.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth Emerging Markets Equity	Since 1994 1994 1998 2001 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

45

Tokyo-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Toshiyuki Ejima Vice President	Portfolio Manager— Japanese Equity	Since 1999	Mr. Ejima joined the Investment Adviser as a portfolio manager in April 1999. Prior to that he was a portfolio manager at Daiichi Mutual Life from 1993 to 1999 where he managed Japanese equities.

Shigeka Kouda Vice President	Portfolio Manager— International Growth Opportunities Japanese Equity	Since 1998 2001	Mr. Kouda joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was at the Fixed Income Division of Goldman Sachs (Japan) Limited, where he was extensively involved in emerging markets trading as well as International Fixed Income institutional sales.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth Emerging Markets Equity	Since 1994 1994 1998 2001 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

Miyako Shibamoto Vice President	Portfolio Manager— Japanese Equity	Since 1998	Ms. Shibamoto joined the Investment Adviser as a member of the Japanese Equity team in March 1998. From 1993 to 1998, she was a Vice President at Scudder Stevens and Clark (Japan).

46

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

DISTRIBUTOR AND TRANSFER AGENT

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

47

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

48

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

To Open an Account:

■	Complete the enclosed Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds c/o National Financial Data Services, Inc. (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711

–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
–	NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers cheques or credit card checks
–	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

49

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of

50

SHAREHOLDER GUIDE

frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV and share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each share class is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

51

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

52

SHAREHOLDER GUIDE

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

53

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Other exemptions may be stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of

54

SHAREHOLDER GUIDE

Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?

Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A

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Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A,
B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

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■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing

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Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.

■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any

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business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust

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may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

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■	A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or any other Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or any other Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

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Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Obtain a signature guarantee (see details above)
■ Mail the request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery - Goldman Sachs Funds c/o NFDS 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.

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■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option

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are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.
■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

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Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed on or about the 25th day of each month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your

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transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and

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Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class A (applicable to Goldman Sachs International Equity Funds), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

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SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made prior to August 7, 2001, this withholding rate was 31%. For payments made between August 7, 2001 and December 31, 2001, the withholding rate is 30.5%. For 2002, the withholding rate will be 30%. Lower rates will apply in later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only

72

APPENDIX A

then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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APPENDIX A

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities a Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro’s existence, the exchange rates of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America

75

and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social

76

APPENDIX A

unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/ Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domes-

78

APPENDIX A

tic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited

79

number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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APPENDIX A

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value

81

of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased

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APPENDIX A

by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

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■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

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APPENDIX A

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, if permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open

85

the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.™ The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been

86

APPENDIX A

established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

87

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

88

APPENDIX A

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

89

In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

90

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91

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Funds’ financial statements, is included in the Funds’ annual reports (available upon request). The information for all periods prior to the period ended August 31, 2000, has been audited by the Funds’ previous independent accountants.

CORE INTERNATIONAL EQUITY FUND

		Income (loss) from
		investment operations

	Net asset	Net
	value,	investment	Net realized
	beginning	income	and unrealized
	of period	(loss)	gain (loss)

For the Years Ended August 31,
2001 - Class A Shares	$11.32	$— [c]	$(2.35)
2001 - Class B Shares	11.22	(0.04)[c]	(2.34)
2001 - Class C Shares	11.23	(0.04)[c]	(2.34)
2001 - Institutional Shares	11.48	0.07 [c]	(2.39)
2001 - Service Shares	11.36	0.02 [c]	(2.36)

2000 - Class A Shares	10.87	0.02 [c]	0.74
2000 - Class B Shares	10.81	(0.04)[c]	0.73
2000 - Class C Shares	10.82	(0.03)[c]	0.72
2000 - Institutional Shares	11.00	0.09 [c]	0.75
2000 - Service Shares	10.93	0.05 [c]	0.73

For the Seven-month Period Ended August 31,
1999 - Class A Shares	9.98	0.05	0.84
1999 - Class B Shares	9.95	0.01	0.85
1999 - Class C Shares	9.96	0.01	0.85
1999 - Institutional Shares	10.06	0.09	0.85
1999 - Service Shares	10.02	0.01	0.90

For the Year Ended January 31,
1999 - Class A Shares	9.22	(0.01)	0.79
1999 - Class B Shares	9.21	—	0.74
1999 - Class C Shares	9.22	—	0.74
1999 - Institutional Shares	9.24	0.05	0.80
1999 - Service Shares	9.23	—	0.81

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	10.00	—	(0.78)
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.02)	(0.77)
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)	(0.76)
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.02	(0.76)
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01	(0.78)

See page 119 for all footnotes.

92

APPENDIX B

	Distributions to
	shareholders

						Net
						assets	Ratio of net
Total from	From net			Net asset		at end of	expenses to
investment	investment	From net	Total	value, end	Total	period	average
operations	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(2.35)	$(0.04)	$(0.55)	$(0.59)	$8.38	(21.50)%	$108,955	1.66%
(2.38)	—	(0.55)	(0.55)	8.29	(21.93)	8,575	2.16
(2.38)	—	(0.55)	(0.55)	8.30	(21.91)	5,114	2.16
(2.32)	(0.11)	(0.55)	(0.66)	8.50	(21.02)	291,596	1.01
(2.34)	(0.06)	(0.55)	(0.61)	8.41	(21.37)	21	1.51

0.76	(0.05)	(0.26)	(0.31)	11.32	6.92	147,409	1.66
0.69	(0.02)	(0.26)	(0.28)	11.22	6.36	12,032	2.16
0.69	(0.02)	(0.26)	(0.28)	11.23	6.34	6,887	2.16
0.84	(0.10)	(0.26)	(0.36)	11.48	7.62	308,074	1.01
0.78	(0.09)	(0.26)	(0.35)	11.36	7.05	27	1.51

0.89	—	—	—	10.87	8.92	114,502	1.66	[b]
0.86	—	—	—	10.81	8.64	9,171	2.16	[b]
0.86	—	—	—	10.82	8.63	4,913	2.16	[b]
0.94	—	—	—	11.00	9.34	271,212	1.01	[b]
0.91	—	—	—	10.93	9.08	8	1.51	[b]

0.78	(0.02)	—	(0.02)	9.98	8.37	110,338	1.63
0.74	—	—	—	9.95	8.03	7,401	2.08
0.74	—	—	—	9.96	8.03	3,742	2.08
0.85	(0.03)	—	(0.03)	10.06	9.20	280,731	1.01
0.81	(0.02)	—	(0.02)	10.02	8.74	22	1.50

(0.78)	—	—	—	9.22	(7.66)	7,087	1.50	[b]
(0.79)	—	—	—	9.21	(7.90)	2,721	2.00	[b]
(0.78)	—	—	—	9.22	(7.80)	1,608	2.00	[b]
(0.74)	(0.02)	—	(0.02)	9.24	(7.45)	17,719	1.00	[b]
(0.77)	—	—	—	9.23	(7.70)	1	1.50	[b]

93

CORE INTERNATIONAL EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses to		income (loss)	Portfolio
	to average	average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	—%	1.77%		(0.11)%	93%
2001 - Class B Shares	(0.47)	2.27		(0.58)	93
2001 - Class C Shares	(0.44)	2.27		(0.55)	93
2001 - Institutional Shares	0.70	1.12		0.59	93
2001 - Service Shares	0.21	1.62		0.10	93

2000 - Class A Shares	0.14	1.75		0.05	92
2000 - Class B Shares	(0.36)	2.25		(0.45)	92
2000 - Class C Shares	(0.34)	2.25		(0.43)	92
2000 - Institutional Shares	0.78	1.10		0.69	92
2000 - Service Shares	0.33	1.60		0.24	92

For the Seven-month Period Ended August 31,
1999 - Class A Shares	0.78 [b]	1.76	[b]	0.68 [b]	65
1999 - Class B Shares	0.26 [b]	2.26	[b]	0.16 [b]	65
1999 - Class C Shares	0.23 [b]	2.26	[b]	0.13 [b]	65
1999 - Institutional Shares	1.43 [b]	1.11	[b]	1.33 [b]	65
1999 - Service Shares	0.07 [b]	1.61	[b]	(0.03)[b]	65

For the Year Ended January 31,
1999 - Class A Shares	(0.11)	1.94		(0.42)	195
1999 - Class B Shares	(0.03)	2.39		(0.34)	195
1999 - Class C Shares	(0.04)	2.39		(0.35)	195
1999 - Institutional Shares	0.84	1.32		0.53	195
1999 - Service Shares	0.02	1.81		(0.29)	195

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	(0.27)[b]	4.87	[b]	(3.90)[b]	25
1998 - Class B Shares (commenced August 15, 1997)	(0.72)[b]	5.12	[b]	(3.84)[b]	25
1998 - Class C Shares (commenced August 15, 1997)	(0.73)[b]	5.12	[b]	(3.85)[b]	25
1998 - Institutional Shares (commenced August 15, 1997)	0.59 [b]	4.12	[b]	(2.53)[b]	25
1998 - Service Shares (commenced August 15, 1997)	0.26 [b]	4.62	[b]	(2.86)[b]	25

94

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95

INTERNATIONAL EQUITY FUND

		Income (loss) from
		investment operations

	Net asset	Net		Total
	value,	investment	Net realized	from
	beginning	income	and unrealized	investment
	of period	(loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$23.59	$(0.02)[c]	$(5.80)	$(5.82)
2001 - Class B Shares	23.14	(0.12)[c]	(5.66)	(5.78)
2001 - Class C Shares	22.89	(0.11)[c]	(5.60)	(5.71)
2001 - Institutional Shares	24.06	0.11 [c]	(5.95)	(5.84)
2001 - Service Shares	23.65	0.02 [c]	(5.83)	(5.81)

2000 - Class A Shares	23.12	(0.03)[c]	3.41	3.38
2000 - Class B Shares	22.73	(0.16)[c]	3.38	3.22
2000 - Class C Shares	22.54	(0.14)[c]	3.35	3.21
2000 - Institutional Shares	23.49	0.14 [c]	3.46	3.60
2000 - Service Shares	23.14	(0.01)[c]	3.45	3.44

For the Seven Months Ended August 31,
1999 - Class A Shares	21.92	0.04	1.16	1.20
1999 - Class B Shares	21.63	(0.02)	1.12	1.10
1999 - Class C Shares	21.45	(0.03)	1.12	1.09
1999 - Institutional Shares	22.20	0.12 [c]	1.17 [c]	1.29
1999 - Service Shares	21.93	0.06	1.15	1.21

For the Years Ended January 31,
1999 - Class A Shares	19.85	(0.06)	3.24	3.18
1999 - Class B Shares	19.70	(0.17)	3.21	3.04
1999 - Class C Shares	19.56	(0.15)	3.15	3.00
1999 - Institutional Shares	19.97	0.03	3.31	3.34
1999 - Service Shares	19.84	(0.04)	3.24	3.20

1998 - Class A Shares	19.32	0.03	2.04	2.07
1998 - Class B Shares	19.24	(0.08)	2.02	1.94
1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)	(1.38)	(1.42)
1998 - Institutional Shares	19.40	0.10	2.11	2.21
1998 - Service Shares	19.34	0.02	2.06	2.08

1997 - Class A Shares	17.20	0.10	2.23	2.33
1997 - Class B Shares (commenced May 1, 1996)	18.91	(0.06)	0.60	0.54
1997 - Institutional Shares (commenced February 7, 1996)	17.45	0.04	2.15	2.19
1997 - Service Shares (commenced March 6, 1996)	17.70	(0.02)	1.87	1.85

See page 119 for all footnotes.

96

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(2.13)	$(2.13)	$15.64	(26.49)%	$1,068,155	1.79%

—	—	(2.13)	(2.13)	15.23	(26.86)	49,019	2.29

—	—	(2.13)	(2.13)	15.05	(26.85)	17,665	2.29

—	—	(2.13)	(2.13)	16.09	(26.03)	292,298	1.14

—	—	(2.13)	(2.13)	15.71	(26.41)	5,621	1.64

(0.10)	(0.24)	(2.57)	(2.91)	23.59	14.68	1,343,869	1.79
(0.07)	(0.17)	(2.57)	(2.81)	23.14	14.20	80,274	2.29
(0.09)	(0.20)	(2.57)	(2.86)	22.89	14.28	22,031	2.29
(0.14)	(0.32)	(2.57)	(3.03)	24.06	15.45	325,161	1.14
(0.11)	(0.25)	(2.57)	(2.93)	23.65	15.00	3,789	1.64

—	—	—	—	23.12	5.47	943,473	1.79	[b]
—	—	—	—	22.73	5.09	68,691	2.29	[b]
—	—	—	—	22.54	5.08	11,241	2.29	[b]
—	—	—	—	23.49	5.81	180,564	1.14	[b]
—	—	—	—	23.14	5.52	3,852	1.64	[b]

—	—	(1.11)	(1.11)	21.92	16.39	947,973	1.73
—	—	(1.11)	(1.11)	21.63	15.80	69,231	2.24
—	—	(1.11)	(1.11)	21.45	15.70	11,619	2.24
—	—	(1.11)	(1.11)	22.20	17.09	111,315	1.13
—	—	(1.11)	(1.11)	21.93	16.49	3,568	1.63

—	(0.30)	(1.24)	(1.54)	19.85	11.12	697,590	1.67
—	(0.25)	(1.23)	(1.48)	19.70	10.51	55,324	2.20
—	(0.38)	(1.24)	(1.62)	19.56	(5.92)	3,369	2.27	[b]
(0.07)	(0.33)	(1.24)	(1.64)	19.97	11.82	56,263	1.08
—	(0.35)	(1.23)	(1.58)	19.84	11.25	3,035	1.55

—	—	(0.21)	(0.21)	19.32	13.48	536,283	1.69
—	—	(0.21)	(0.21)	19.24	2.83	19,198	2.23	[b]
(0.03)	—	(0.21)	(0.24)	19.40	12.53	68,374	1.10	[b]
—	—	(0.21)	(0.21)	19.34	10.42	674	1.60	[b]

97

INTERNATIONAL EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss) to	expenses to		income (loss)	Portfolio
	average	average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,

2001 - Class A Shares	(0.10)%	1.83%		(0.14)%	63%

2001 - Class B Shares	(0.64)	2.33		(0.68)	63

2001 - Class C Shares	(0.62)	2.33		(0.66)	63

2001 - Institutional Shares	0.57	1.18		0.53	63

2001 - Service Shares	0.12	1.68		0.08	63

2000 - Class A Shares	(0.12)	1.84		(0.17)	80
2000 - Class B Shares	(0.65)	2.34		(0.70)	80
2000 - Class C Shares	(0.59)	2.34		(0.64)	80
2000 - Institutional Shares	0.54	1.19		0.49	80
2000 - Service Shares	(0.02)	1.69		(0.07)	80

For the Seven Months Ended August 31,
1999 - Class A Shares	0.31 [b]	1.84	[b]	0.26 [b]	61
1999 - Class B Shares	(0.19)[b]	2.34	[b]	(0.24)[b]	61
1999 - Class C Shares	(0.26)[b]	2.34	[b]	(0.31)[b]	61
1999 - Institutional Shares	0.89 [b]	1.19	[b]	0.84 [b]	61
1999 - Service Shares	0.47 [b]	1.69	[b]	0.42 [b]	61

For the Years Ended January 31,
1999 - Class A Shares	(0.28)	1.82		(0.37)	114
1999 - Class B Shares	(0.79)	2.32		(0.87)	114
1999 - Class C Shares	(0.98)	2.32		(1.06)	114
1999 - Institutional Shares	0.23	1.21		0.15	114
1999 - Service Shares	(0.18)	1.71		(0.26)	114

1998 - Class A Shares	(0.27)	1.80		(0.40)	41
1998 - Class B Shares	(0.90)	2.30		(1.00)	41
1998 - Class C Shares (commenced August 15, 1997)	(1.43)[b]	2.37	[b]	(1.53)[b]	41
1998 - Institutional Shares	0.30	1.18		0.20	41
1998 - Service Shares	(0.36)	1.65		(0.46)	41

1997 - Class A Shares	(0.07)	1.88		(0.26)	38
1997 - Class B Shares (commenced May 1, 1996)	(0.97)[b]	2.38	[b]	(1.12)[b]	38
1997 - Institutional Shares (commenced February 7, 1996)	0.43 [b]	1.25	[b]	0.28 [b]	38
1997 - Service Shares (commenced March 6, 1996)	(0.40)[b]	1.75	[b]	(0.55)[b]	38

98

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99

EUROPEAN EQUITY FUND

		Income (loss) from
		investment operations

	Net asset	Net
	value,	investment	Net realized
	beginning	income	and unrealized
	of period	(loss)	gain (loss)

For the Years Ended August 31,
2001 - Class A Shares	$13.82	$(0.02)[c]	$(2.93)
2001 - Class B Shares	13.69	(0.07)[c]	(2.89)
2001 - Class C Shares	13.72	(0.07)[c]	(2.91)
2001 - Institutional Shares	14.00	0.08 [c]	(3.00)
2001 - Service Shares	13.86	0.02 [c]	(2.94)

2000 - Class A Shares	11.75	— [c]	2.78
2000 - Class B Shares	11.71	(0.04)[c]	2.73
2000 - Class C Shares	11.72	(0.04)[c]	2.75
2000 - Institutional Shares	11.82	0.10 [c]	2.79
2000 - Service Shares	11.76	0.01 [c]	2.80

For the Seven Months Ended August 31,
1999 - Class A Shares	12.20	0.05	(0.50)
1999 - Class B Shares	12.19	0.03	(0.51)
1999 - Class C Shares	12.20	0.04	(0.52)
1999 - Institutional Shares	12.23	0.18	(0.59)
1999 - Service Shares	12.20	0.08	(0.52)

For the Period Ended January 31,
1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)	2.23
1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)	2.21
1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)	2.21
1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)	2.24
1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)	2.23

See page 119 for all footnotes.

100

APPENDIX B

	Distributions to shareholders

Total		In excess					Net assets
from	From net	of			Net asset		at end of	Ratio of
investment	investment	investment	From net	Total	value, end	Total	period	net expenses to
operations	income	income	realized gains	distributions	of period	return[a]	(in 000s)	average net assets

$(2.95)	$—	$—	$(1.56)	$(1.56)	$9.31	(23.47)%	$90,347	1.79%
(2.96)	—	—	(1.56)	(1.56)	9.17	(23.80)	2,727	2.29
(2.98)	—	—	(1.56)	(1.56)	9.18	(23.89)	1,195	2.29
(2.92)	—	(0.06)	(1.56)	(1.62)	9.46	(22.94)	10,713	1.14
(2.92)	—	—	(1.56)	(1.56)	9.38	(23.16)	2	1.64

2.78	—	—	(0.71)	(0.71)	13.82	24.04	139,966	1.79
2.69	—	—	(0.71)	(0.71)	13.69	23.32	4,538	2.29
2.71	—	—	(0.71)	(0.71)	13.72	23.48	1,482	2.29
2.89	—	—	(0.71)	(0.71)	14.00	24.85	14,630	1.14
2.81	—	—	(0.71)	(0.71)	13.86	24.28	2	1.64

(0.45)	—	—	—	—	11.75	(3.69)	74,862	1.79	[b]
(0.48)	—	—	—	—	11.71	(3.94)	879	2.29	[b]
(0.48)	—	—	—	—	11.72	(3.93)	388	2.29	[b]
(0.41)	—	—	—	—	11.82	(3.35)	5,965	1.14	[b]
(0.44)	—	—	—	—	11.76	(3.61)	2	1.64	[b]

2.20	—	—	—	—	12.20	22.00	61,151	1.79	[b]
2.19	—	—	—	—	12.19	21.90	432	2.29	[b]
2.20	—	—	—	—	12.20	22.00	587	2.29	[b]
2.23	—	—	—	—	12.23	22.30	12,740	1.14	[b]
2.20	—	—	—	—	12.20	22.00	2	1.64	[b]

101

EUROPEAN EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment			net investment
	income (loss)	Ratio of		income (loss)
	to	expenses		to	Portfolio
	average net	to average		average net	turnover
	assets	net assets		assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.16)%	2.17%		(0.54)%	110%
2001 - Class B Shares	(0.63)	2.67		(1.01)	110
2001 - Class C Shares	(0.64)	2.67		(1.02)	110
2001 - Institutional Shares	0.71	1.52		0.33	110
2001 - Service Shares	0.14	2.02		(0.24)	110

2000 - Class A Shares	0.02	2.17		(0.36)	98
2000 - Class B Shares	(0.27)	2.67		(0.65)	98
2000 - Class C Shares	(0.26)	2.67		(0.64)	98
2000 - Institutional Shares	0.70	1.52		0.32	98
2000 - Service Shares	0.09	2.02		(0.29)	98

For the Seven Months Ended August 31,
1999 - Class A Shares	0.80 [b]	2.29	[b]	0.30 [b]	55
1999 - Class B Shares	0.43 [b]	2.79	[b]	(0.07)[b]	55
1999 - Class C Shares	0.42 [b]	2.79	[b]	(0.08)[b]	55
1999 - Institutional Shares	1.53 [b]	1.64	[b]	1.03 [b]	55
1999 - Service Shares	1.10 [b]	2.14	[b]	0.60 [b]	55

For the Period Ended January 31,
1999 - Class A Shares (commenced October 1, 1998)	(1.19)[b]	2.80	[b]	(2.20)[b]	71
1999 - Class B Shares (commenced October 1, 1998)	(1.78)[b]	3.30	[b]	(2.79)[b]	71
1999 - Class C Shares (commenced October 1, 1998)	(1.83)[b]	3.30	[b]	(2.84)[b]	71
1999 - Institutional Shares (commenced October 1, 1998)	(0.33)[b]	2.15	[b]	(1.34)[b]	71
1999 - Service Shares (commenced October 1, 1998)	(0.69)[b]	2.65	[b]	(1.70)[b]	71

102

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103

JAPANESE EQUITY FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	loss	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$15.77	$(0.14)[c]	$(5.80)	$(5.94)
2001 - Class B Shares	15.63	(0.20)[c]	(5.73)	(5.93)
2001 - Class C Shares	15.58	(0.19)[c]	(5.71)	(5.90)
2001 - Institutional Shares	15.96	(0.08)[c]	(5.87)	(5.95)
2001 - Service Shares	15.83	(0.11)[c]	(5.83)	(5.94)

2000 - Class A Shares	16.24	(0.20)[c]	1.67	1.47
2000 - Class B Shares	16.14	(0.28)[c]	1.68	1.40
2000 - Class C Shares	16.16	(0.28)[c]	1.64	1.36
2000 - Institutional Shares	16.36	(0.09)[c]	1.67	1.58
2000 - Service Shares	16.22	(0.16)[c]	1.65	1.49

For the Seven Months Ended August 31,
1999 - Class A Shares	11.06	(0.06)	5.24	5.18
1999 - Class B Shares	11.03	(0.09)	5.20	5.11
1999 - Class C Shares	11.04	(0.08)	5.20	5.12
1999 - Institutional Shares	11.10	(0.03)	5.29	5.26
1999 - Service Shares	11.04	(0.06)	5.24	5.18

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)	1.12	1.06
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)	1.11	1.03
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)	1.13	1.04
1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)	1.13	1.11
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)	1.09	1.04

See page 119 for all footnotes.

104

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(1.01)	$(1.01)	$8.82	(39.60)%	$19,289	1.80%
—	—	(1.01)	(1.01)	8.69	(39.90)	2,281	2.30
—	—	(1.01)	(1.01)	8.67	(39.84)	2,242	2.30
—	—	(1.01)	(1.01)	9.00	(39.16)	2,285	1.15
—	—	(1.01)	(1.01)	8.88	(39.44)	2	1.65

—	(0.21)	(1.73)	(1.94)	15.77	8.47	69,741	1.74
—	(0.18)	(1.73)	(1.91)	15.63	8.12	5,783	2.24
—	(0.21)	(1.73)	(1.94)	15.58	7.82	4,248	2.24
—	(0.25)	(1.73)	(1.98)	15.96	9.14	27,768	1.09
—	(0.15)	(1.73)	(1.88)	15.83	8.65	3	1.59

—	—	—	—	16.24	46.84	34,279	1.70	[b]
—	—	—	—	16.14	46.33	4,219	2.20	[b]
—	—	—	—	16.16	46.41	3,584	2.20	[b]
—	—	—	—	16.36	47.40	22,709	1.05	[b]
—	—	—	—	16.22	46.92	3	1.55	[b]

—	—	—	—	11.06	10.60	8,391	1.64	[b]
—	—	—	—	11.03	10.30	1,427	2.15	[b]
—	—	—	—	11.04	10.40	284	2.15	[b]
(0.01)	—	—	(0.01)	11.10	11.06	11,418	1.03	[b]
—	—	—	—	11.04	10.43	2	1.53	[b]

105

JAPANESE EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	loss to	expenses to		loss to	Portfolio
	average net	average		average net	turnover
	assets	net assets		assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(1.19)%	2.29%		(1.68)%	75%
2001 - Class B Shares	(1.67)	2.79		(2.16)	75
2001 - Class C Shares	(1.65)	2.79		(2.14)	75
2001 - Institutional Shares	(0.64)	1.64		(1.13)	75
2001 - Service Shares	(0.94)	2.14		(1.43)	75

2000 - Class A Shares	(1.20)	2.10		(1.56)	61
2000 - Class B Shares	(1.67)	2.60		(2.03)	61
2000 - Class C Shares	(1.66)	2.60		(2.02)	61
2000 - Institutional Shares	(0.53)	1.45		(0.89)	61
2000 - Service Shares	(0.94)	1.95		(1.30)	61

For the Seven Months Ended August 31,
1999 - Class A Shares	(1.17)[b]	2.62	[b]	(2.09)[b]	45
1999 - Class B Shares	(1.57)[b]	3.12	[b]	(2.49)[b]	45
1999 - Class C Shares	(1.81)[b]	3.12	[b]	(2.73)[b]	45
1999 - Institutional Shares	(0.37)[b]	1.97	[b]	(1.29)[b]	45
1999 - Service Shares	(0.74)[b]	2.47	[b]	(1.66)[b]	45

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	(1.20)[b]	4.18	[b]	(3.74)[b]	53
1999 - Class B Shares (commenced May 1, 1998)	(1.76)[b]	4.69	[b]	(4.30)[b]	53
1999 - Class C Shares (commenced May 1, 1998)	(1.69)[b]	4.69	[b]	(4.23)[b]	53
1999 - Institutional Shares (commenced May 1, 1998)	(0.36)[b]	3.57	[b]	(2.90)[b]	53
1999 - Service Shares (commenced May 1, 1998)	(0.68)[b]	4.07	[b]	(3.22)[b]	53

106

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107

INTERNATIONAL GROWTH OPPORTUNITIES FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	loss	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$16.12	$(0.12)[c]	$(5.21)	$(5.33)
2001 - Class B Shares	15.98	(0.18)[c]	(5.16)	(5.34)
2001 - Class C Shares	15.97	(0.17)[c]	(5.16)	(5.33)
2001 - Institutional Shares	16.37	(0.05)[c]	(5.31)	(5.36)
2001 - Service Shares	16.16	(0.10)[c]	(5.23)	(5.33)

2000 - Class A Shares	13.24	(0.12)[c]	3.52	3.40
2000 - Class B Shares	13.19	(0.18)[c]	3.49	3.31
2000 - Class C Shares	13.19	(0.19)[c]	3.49	3.30
2000 - Institutional Shares	13.35	(0.03)[c]	3.57	3.54
2000 - Service Shares	13.24	(0.10)[c]	3.54	3.44

For the Seven-month Period Ended August 31,
1999 - Class A Shares	10.62	(0.03)	2.65	2.62
1999 - Class B Shares	10.61	(0.08)[c]	2.66	2.58
1999 - Class C Shares	10.61	(0.08)[c]	2.66	2.58
1999 - Institutional Shares	10.66	—	2.69	2.69
1999 - Service Shares	10.61	(0.02)	2.65	2.63

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)	0.66	0.62
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)	0.71	0.61
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)	0.67	0.61
1999 - Institutional Shares (commenced May 1, 1998)	10.00	—	0.67	0.67
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)	0.63	0.61

See page 119 for all footnotes.

108

APPENDIX B

Distributions to shareholders
						Ratio of
In excess					Net assets	net
of net			Net asset		at end of	expenses
investment	From net	Total	value, end	Total	period	to average
income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$(0.98)	$(0.98)	$9.81	(34.26)%	$161,849	2.05%
—	(0.98)	(0.98)	9.66	(34.64)	1,709	2.55
—	(0.98)	(0.98)	9.66	(34.60)	1,826	2.55
—	(0.98)	(0.98)	10.03	(33.90)	82,850	1.40
—	(0.98)	(0.98)	9.85	(34.17)	8	1.90

—	(0.52)	(0.52)	16.12	26.26	327,697	2.05
—	(0.52)	(0.52)	15.98	25.66	2,827	2.55
—	(0.52)	(0.52)	15.97	25.58	3,672	2.55
—	(0.52)	(0.52)	16.37	27.12	187,075	1.40
—	(0.52)	(0.52)	16.16	26.57	3	1.90

—	—	—	13.24	24.67	69,458	2.05	[b]
—	—	—	13.19	24.32	303	2.55	[b]
—	—	—	13.19	24.32	419	2.55	[b]
—	—	—	13.35	25.24	65,772	1.40	[b]
—	—	—	13.24	24.79	2	1.90	[b]

—	—	—	10.62	6.20	33,002	2.02	[b]
—	—	—	10.61	6.10	213	2.51	[b]
—	—	—	10.61	6.10	175	2.51	[b]
(0.01)	—	(0.01)	10.66	6.67	36,992	1.40	[b]
—	—	—	10.61	6.10	2	1.90	[b]

109

INTERNATIONAL GROWTH OPPORTUNITIES FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net			net
	investment	Ratio of		investment
	loss to	expenses to		loss	Portfolio
	average	average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(1.02)%	2.13%		(1.10)%	64%
2001 - Class B Shares	(1.51)	2.63		(1.59)	64
2001 - Class C Shares	(1.47)	2.63		(1.55)	64
2001 - Institutional Shares	(0.38)	1.48		(0.46)	64
2001 - Service Shares	(0.86)	1.98		(0.94)	64

2000 - Class A Shares	(0.79)	2.22		(0.96)	73
2000 - Class B Shares	(1.16)	2.72		(1.33)	73
2000 - Class C Shares	(1.23)	2.72		(1.40)	73
2000 - Institutional Shares	(0.19)	1.57		(0.36)	73
2000 - Service Shares	(0.63)	2.07		(0.80)	73

For the Seven-month Period Ended August 31,
1999 - Class A Shares	(0.68)[b]	2.42	[b]	(1.05)[b]	59
1999 - Class B Shares	(1.16)[b]	2.92	[b]	(1.53)[b]	59
1999 - Class C Shares	(1.21)[b]	2.92	[b]	(1.58)[b]	59
1999 - Institutional Shares	(0.05)[b]	1.77	[b]	(0.42)[b]	59
1999 - Service Shares	(0.35)[b]	2.27	[b]	(0.72)[b]	59

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	(1.03)[b]	3.60	[b]	(2.61)[b]	96
1999 - Class B Shares (commenced May 1, 1998)	(1.30)[b]	4.09	[b]	(2.88)[b]	96
1999 - Class C Shares (commenced May 1, 1998)	(1.45)[b]	4.09	[b]	(3.03)[b]	96
1999 - Institutional Shares (commenced May 1, 1998)	(0.19)[b]	2.98	[b]	(1.77)[b]	96
1999 - Service Shares (commenced May 1, 1998)	(0.26)[b]	3.48	[b]	(1.84)[b]	96

110

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111

EMERGING MARKETS EQUITY FUND

		Income (loss) from
		investment operations

			Net
	Net asset	Net	realized	Total
	value,	investment	and	from
	beginning	income	unrealized	investment
	of period	(loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$10.83	$0.01 [c]	$(3.27)	$(3.26)
2001 - Class B Shares	10.72	(0.02)[c]	(3.25)	(3.27)
2001 - Class C Shares	10.75	(0.03)[c]	(3.25)	(3.28)
2001 - Institutional Shares	11.02	0.05 [c]	(3.33)	(3.28)
2001 - Service Shares	10.63	0.08 [c]	(3.23)	(3.15)

2000 - Class A Shares	9.26	(0.05)[c]	1.62	1.57
2000 - Class B Shares	9.21	(0.11)[c]	1.62	1.51
2000 - Class C Shares	9.24	(0.10)[c]	1.61	1.51
2000 - Institutional Shares	9.37	0.01 [c]	1.64	1.65
2000 Service Shares	9.05	0.01 [c]	1.57	1.58

For the Seven Months Ended August 31,
1999 - Class A Shares	7.04	(0.01)	2.23	2.22
1999 - Class B Shares	7.03	(0.03)	2.21	2.18
1999 - Class C Shares	7.05	(0.03)	2.22	2.19
1999 - Institutional Shares	7.09	0.02	2.26	2.28
1999 - Service Shares	6.87	0.01	2.17	2.18

For the Year Ended January 31,
1999 - Class A Shares	9.69	0.04	(2.40)	(2.36)
1999 - Class B Shares	9.69	0.03	(2.41)	(2.38)
1999 - Class C Shares	9.70	0.01	(2.39)	(2.38)
1999 - Institutional Shares	9.70	0.06	(2.36)	(2.30)
1999 - Service Shares	9.69	(0.13)	(2.41)	(2.28)

For the Period Ended January 31,
1998 - Class A Shares (commenced December 15, 1997)	10.00	—	(0.31)	(0.31)
1998 - Class B Shares (commenced December 15, 1997)	10.00	—	(0.31)	(0.31)
1998 - Class C Shares (commenced December 15, 1997)	10.00	—	(0.30)	(0.30)
1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01	(0.31)	(0.30)
1998 - Service Shares (commenced December 15, 1997)	10.00	—	(0.31)	(0.31)

See page 119 for all footnotes.

112

APPENDIX B

Distributions to shareholders

						Net
	In excess	From				assets	Ratio of
From net	of net	net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(0.36)	$(0.36)	$7.21	(30.55)%	$33,827	2.24%
—	—	(0.36)	(0.36)	7.09	(30.97)	1,498	2.74
—	—	(0.36)	(0.36)	7.11	(30.98)	656	2.74
—	—	(0.36)	(0.36)	7.38	(30.20)	74,483	1.59
—	—	(0.36)	(0.36)	7.12	(30.08)	8	1.55

—	—	—	—	10.83	16.95	64,279	2.11
—	—	—	—	10.72	16.40	2,187	2.61
—	—	—	—	10.75	16.34	1,304	2.61
—	—	—	—	11.02	17.61	145,774	1.46
—	—	—	—	10.63	17.46	2	1.96

—	—	—	—	9.26	31.53	65,698	2.04	[b]
—	—	—	—	9.21	31.01	972	2.54	[b]
—	—	—	—	9.24	31.06	1,095	2.54	[b]
—	—	—	—	9.37	32.16	108,574	1.39	[b]
—	—	—	—	9.05	31.73	2	1.89	[b]

(0.07)	(0.22)	—	(0.29)	7.04	(24.32)	52,704	2.09
(0.07)	(0.21)	—	(0.28)	7.03	(24.51)	459	2.59
(0.07)	(0.20)	—	(0.27)	7.05	(24.43)	273	2.59
(0.08)	(0.23)	—	(0.31)	7.09	(23.66)	90,189	1.35
(0.07)	(0.21)	—	(0.28)	6.87	(26.17)	1	1.85

—	—	—	—	9.69	(3.10)	17,681	1.90	[b]
—	—	—	—	9.69	(3.10)	64	2.41	[b]
—	—	—	—	9.70	(3.00)	73	2.48	[b]
—	—	—	—	9.70	(3.00)	19,120	1.30	[b]
—	—	—	—	9.69	(3.10)	2	2.72	[b]

113

EMERGING MARKETS EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of net			Ratio of net
	investment	Ratio of		investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.11%	2.49%		(0.14)%	139%
2001 - Class B Shares	(0.29)	2.99		(0.54)	139
2001 - Class C Shares	(0.41)	2.99		(0.66)	139
2001 - Institutional Shares	0.63	1.84		0.38	139
2001 - Service Shares	0.97	2.34		0.18	139

2000 - Class A Shares	(0.49)	2.30		(0.68)	125
2000 - Class B Shares	(1.00)	2.80		(1.19)	125
2000 - Class C Shares	(0.96)	2.80		(1.15)	125
2000 - Institutional Shares	0.13	1.65		(0.06)	125
2000 - Service Shares	0.14	2.15		(0.05)	125

For the Seven Months Ended August 31,
1999 - Class A Shares	(0.15)[b]	2.41	[b]	(0.52)[b]	63
1999 - Class B Shares	(0.71)[b]	2.91	[b]	(1.08)[b]	63
1999 - Class C Shares	(0.85)[b]	2.91	[b]	(1.22)[b]	63
1999 - Institutional Shares	0.50 [b]	1.76	[b]	0.13 [b]	63
1999 - Service Shares	0.12 [b]	2.26	[b]	(0.25)[b]	63

For the Year Ended January 31,
1999 - Class A Shares	0.80	2.53		0.36	154
1999 - Class B Shares	0.19	3.03		(0.25)	154
1999 - Class C Shares	0.28	3.03		(0.16)	154
1999 - Institutional Shares	1.59	1.79		1.15	154
1999 - Service Shares	(1.84)	2.29		(2.28)	154

For the Period Ended January 31,
1998 - Class A Shares (commenced December 15, 1997)	0.55 [b]	5.88	[b]	(3.43)[b]	3
1998 - Class B Shares (commenced December 15, 1997)	0.05 [b]	6.39	[b]	(3.93)[b]	3
1998 - Class C Shares (commenced December 15, 1997)	(0.27)[b]	6.46	[b]	(4.25)[b]	3
1998 - Institutional Shares (commenced December 15, 1997)	0.80 [b]	5.28	[b]	(3.18)[b]	3
1998 - Service Shares (commenced December 15, 1997)	(0.05)[b]	6.70	[b]	(4.03)[b]	3

114

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115

ASIA GROWTH FUND

		Income (loss) from
		investment operations

	Net asset	Net		Total
	value,	investment	Net realized	from
	beginning	income	and unrealized	investment
	of period	(loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$11.16	$0.04 [c]	$(3.13)	$(3.09)
2001 - Class B Shares	10.91	— [c]	(3.04)	(3.04)
2001 - Class C Shares	10.88	(0.01)[c]	(3.02)	(3.03)
2001 - Institutional Shares	11.41	0.13 [c]	(3.22)	(3.09)

2000 - Class A Shares	11.07	(0.05)[c]	0.14	0.09
2000 - Class B Shares	10.88	(0.11)[c]	0.14	0.03
2000 - Class C Shares	10.85	(0.11)[c]	0.14	0.03
2000 - Institutional Shares	11.24	0.01 [c]	0.16	0.17

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	7.79	(0.02)	3.30	3.28
1999 - Class B Shares	7.68	(0.04)	3.24	3.20
1999 - Class C Shares	7.68	(0.04)	3.21	3.17
1999 - Institutional Shares	7.91	0.01	3.36	3.37

For the Years Ended January 31,
1999 - Class A Shares	8.38	0.07	(0.66)	(0.59)
1999 - Class B Shares	8.31	0.01	(0.64)	(0.63)
1999 - Class C Shares	8.29	—	(0.61)	(0.61)
1999 - Institutional Shares	8.44	0.03	(0.56)	(0.53)

1998 - Class A Shares	16.31	—	(7.90)	(7.90)
1998 - Class B Shares	16.24	0.01	(7.91)	(7.90)
1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01	(7.42)	(7.41)
1998 - Institutional Shares	16.33	0.10	(7.96)	(7.86)

1997 - Class A Shares	16.49	0.06	(0.11)	(0.05)
1997 - Class B Shares (commenced May 1, 1996)	17.31	(0.05)	(0.48)	(0.53)
1997 - Institutional Shares (commenced February 2, 1996)	16.61	0.04	(0.11)	(0.07)

See page 119 for all footnotes.

116

APPENDIX B

Distributions to shareholders

						Net	Ratio of
	In excess	From				assets	net
From net	of net	net		Net asset		at end	expenses
investment	investment	realized	Total	value, end	Total	of period	to average
income	income	gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$—	$—	$8.07	(27.53)%	$33,854	1.85%
—	—	—	—	7.87	(27.80)	3,645	2.35
—	—	—	—	7.85	(27.78)	1,010	2.35
—	—	—	—	8.32	(26.93)	3,055	1.20

—	—	—	—	11.16	0.72	86,458	1.85
—	—	—	—	10.91	0.18	6,849	2.35
—	—	—	—	10.88	0.18	2,265	2.35
—	—	—	—	11.41	1.42	5,236	1.20

—	—	—	—	11.07	42.11	84,269	1.85	[b]
—	—	—	—	10.88	41.67	7,258	2.35	[b]
—	—	—	—	10.85	41.28	2,281	2.35	[b]
—	(0.04)	—	(0.04)	11.24	42.61	12,363	1.20	[b]

—	—	—	—	7.79	(7.04)	59,940	1.93
—	—	—	—	7.68	(7.58)	4,190	2.45
—	—	—	—	7.68	(7.36)	999	2.45
—	—	—	—	7.91	(6.28)	4,200	1.16

—	(0.03)	—	(0.03)	8.38	(48.49)	87,437	1.75
—	(0.03)	—	(0.03)	8.31	(48.70)	3,359	2.30
—	(0.03)	—	(0.03)	8.29	(47.17)	436	2.35	[b]
(0.03)	—	—	(0.03)	8.44	(48.19)	874	1.11

(0.12)	—	(0.01)	(0.13)	16.31	(1.01)	263,014	1.67
(0.51)	(0.03)	—	(0.54)	16.24	(6.02)	3,354	2.21	[b]
(0.11)	(0.06)	(0.04)	(0.21)	16.33	(1.09)	13,322	1.10	[b]

117

ASIA GROWTH FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net			net
	investment			investment
	income	Ratio of		income
	(loss)	expenses		(loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.41%	2.57%		(0.31)%	314%
2001 - Class B Shares	(0.04)	3.07		(0.76)	314
2001 - Class C Shares	(0.07)	3.07		(0.79)	314
2001 - Institutional Shares	1.41	1.92		0.69	314

2000 - Class A Shares	(0.39)	2.30		(0.84)	207
2000 - Class B Shares	(0.91)	2.80		(1.36)	207
2000 - Class C Shares	(0.91)	2.80		(1.36)	207
2000 - Institutional Shares	0.12	1.65		(0.33)	207

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.38)[b]	2.27	[b]	(0.80)[b]	97
1999 - Class B Shares	(0.90)[b]	2.77	[b]	(1.32)[b]	97
1999 - Class C Shares	(0.89)[b]	2.77	[b]	(1.31)[b]	97
1999 - Institutional Shares	(0.14)[b]	1.62	[b]	(0.28)[b]	97

For the Years Ended January 31,
1999 - Class A Shares	0.63	2.48		0.08	106
1999 - Class B Shares	0.10	2.97		(0.42)	106
1999 - Class C Shares	0.10	2.97		(0.42)	106
1999 - Institutional Shares	1.10	1.68		0.58	106

1998 - Class A Shares	0.31	1.99		0.07	105
1998 - Class B Shares	(0.29)	2.50		(0.49)	105
1998 - Class C Shares (commenced August 15, 1997)	(0.26)[b]	2.55	[b]	(0.46)[b]	105
1998 - Institutional Shares	0.87	1.31		0.67	105

1997 - Class A Shares	0.20	1.87		—	48
1997 - Class B Shares (commenced May 1, 1996)	(0.56)[b]	2.37	[b]	(0.72)[b]	48
1997 - Institutional Shares (commenced February 2, 1996)	0.54 [b]	1.26	[b]	0.38 [b]	48

118

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.

119

Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs CORE International Equity Fund
4	Goldman Sachs International Equity Fund
5	Goldman Sachs European Equity Fund
6	Goldman Sachs Japanese Equity Fund
8	Goldman Sachs International Growth Opportunities Fund
9	Goldman Sachs Emerging Markets Equity Fund
11	Goldman Sachs Asia Growth Fund

14 Other Investment Practices and Securities

18 Principal Risks of the Funds

21 Fund Performance

30 Fund Fees and Expenses

40 Service Providers

48 Dividends

49 Shareholder Guide
49	How To Buy Shares
58	How To Sell Shares

69 Taxation

71 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

92 Appendix B Financial Highlights

International Equity Funds
Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database: http://www.sec.gov Goldman Sachs: http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

521413

EQINTLPROABC

Prospectus

Service
Shares
December 28, 2001

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■	Goldman Sachs CORESM International Equity Fund

■	Goldman Sachs International Equity Fund

■	Goldman Sachs European Equity Fund

■	Goldman Sachs Japanese Equity Fund

■	Goldman Sachs International Growth Opportunities Fund

■	Goldman Sachs Emerging Markets Equity Fund

■	Goldman Sachs Asia Growth Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

  General Investment
  Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

Goldman Sachs’ Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.
■ Returns are variable	Seeks to capitalize on variability of market and regional returns through asset allocation decisions.
■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.
■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.
■ Portfolio risk must be carefully analyzed and monitored	Seeks to systematically monitor and manage risk through diversification, multifactor risk models and currency management.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

1

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection
The CORE Fund uses the Goldman Sachs proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Value (How is the company priced relative to fundamental accounting measures?)
■	Price Momentum (What are medium-term price trends?)
■	Earnings Momentum (Are company profit expectations growing?)
■	Stability (How likely is the risk of earnings disappointment?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE Portfolio Construction
Portfolio risk is monitored with the use of a sophisticated risk model, which measures the portfolio’s exposure to a variety of risk factors and estimates the associated volatility. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund benchmark. In addition, the CORE International Equity Fund utilizes proprietary quantitative models to allocate assets across countries.

   Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio    characteristics. They may serve as good foundations on which to build a portfolio.

2

  Fund Investment Objectives
  and Strategies

Goldman Sachs CORE International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

3

  Goldman Sachs
  International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  European Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Europe Index (unhedged)

Investment Focus:	Equity investments in European issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in European issuers. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

A European issuer is a company that either:

■	Has a class of its securities whose principal securities market is in one or more European countries;
■	Is organized under the laws of, or has a principal office in, a European country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more European countries; or
■	Maintains 50% or more of its assets in one or more European countries.

The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund’s assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund’s assets will be invested in the equity securities of large-cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid-cap companies and small-cap companies, as well as companies located in emerging countries in Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-European countries including emerging countries located in Latin and South America, Africa and Asia, and in fixed-income securities, such as government, corporate and bank debt obligations.

5

  Goldman Sachs
  Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity investments in Japanese issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Japanese issuers. A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities market is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese issuers will expose it to the risks of adverse social, political and economic events which occur in Japan or affect the Japanese markets. These risks, some of which are discussed briefly below, may adversely affect the ability of the Fund to achieve its investment objective.

Japan’s economy, the second largest among developed nations, grew substantially after World War II. More recently, however, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has drifted between modest growth and recession. Currently, Japan has been experiencing stagnant consumer demand and rising unemployment. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. The current Prime Minister, shortly after taking office in April 2001, announced the outlines of a reform agenda to revitalize the economy. However, in November 2001, the credit rating of Japanese Government debt was downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to affect Japan’s economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan’s banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights are also not always enforced. For most of the 1990’s, Japanese securities markets experienced significant declines. Although the stock markets exhibited strength in 1999, they again generally declined in 2000 and through the first three quarters of 2001.

The common stock of many Japanese companies have historically traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan’s relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/ demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in non-Japanese issuers and in fixed-income securities, such as government, corporate and bank debt obligations.

7

  Goldman Sachs
  International Growth Opportunities Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Small Cap Index (unhedged)

Investment Focus:	Small-cap foreign equity investments

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $4 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Free Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Egypt	■ Jordan	■ Philippines	■ Taiwan
■ Botswana	■ Greece	■ Kenya	■ Poland	■ Thailand
■ Brazil	■ Hong Kong	■ Malaysia	■ Russia	■ Turkey
■ Chile	■ Hungary	■ Mexico	■ Singapore	■ Venezuela
■ China	■ India	■ Morocco	■ South Africa	■ Zimbabwe
■ Colombia	■ Indonesia	■ Pakistan	■ South Korea
■ Czech Republic	■ Israel	■ Peru	■ Sri Lanka
9

Goldman Sachs Emerging Markets Equity Fund continued

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Asia Growth Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia Free ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Asian issuers.
An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Malaysia	■ South Korea
■ Hong Kong	■ Pakistan	■ Sri Lanka
■ India	■ Philippines	■ Taiwan
■ Indonesia	■ Singapore	■ Thailand
11

Goldman Sachs Asia Growth Fund continued

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers.

Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated. For example, on August 31, 2001 (the end of the Fund’s last fiscal year), 24.5% of the Fund’s assets were invested in securities that traded in Hong Kong.

Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Since that time countries in the region have experienced recession and government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some restructuring has been undertaken, there can be no assurance that these efforts will be successful or that their recent problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securities traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can be no assurance that Hong Kong will not be adversely affected by Chinese sovereignty or political developments. Furthermore, the reversion of Hong Kong to China has created additional uncertainty as to future currency valuations relative to the U.S. dollar. Because the Hong Kong stock market has significant exposure to the property market in Hong Kong, the Fund’s investments could be adversely affected by a decline in that market.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

12

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13

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	CORE
• No specific percentage limitation on usage;	International	International	European
limited only by the objectives and strategies of the Fund	Equity	Equity	Equity
— Not permitted	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Cross Hedging of Currencies	•	•	•

Currency Swaps*	15	15	15

Custodial Receipts	•	•	•

Equity Swaps*	15	15	15

Foreign Currency Transactions	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	•

Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10

Options on Foreign Currencies[1]	•	•	•

Options on Securities and Securities Indices[2]	•	•	•

Unseasoned Companies	•	•	•

Warrants and Stock Purchase Rights	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1/3	33 1/3	33 1/3

Short Sales Against the Box	—	25	25

When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

14

OTHER INVESTMENT PRACTICES AND SECURITIES

	International	Emerging
Japanese	Growth	Markets
Equity	Opportunities	Equity	Asia Growth
Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3
•	•	•	•

15	15	15	15
•	•	•	•

15	15	15	15
•	•	•	•
•	•	•	•

10	10	10	10
•	•	•	•
•	•	•	•
•	•	•	•
•	•	•	•
•	•	•	•

33 1/3	33 1/3	33 1/3	33 1/3

25	25	25	25
•	•	•	•

15

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)	CORE
• No specific percentage limitation on usage;	International	International	European
limited only by the objectives and strategies of the Fund	Equity	Equity	Equity
— Not permitted	Fund	Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•	•	•
Asset-Backed and Mortgage-Backed Securities[2]	—	•	•
Bank Obligations[1,2]	•	•	•
Convertible Securities	•	•	•
Corporate Debt Obligations[2]	•[4]	•	•
Equity Investments	80+	80+	80+
Emerging Country Securities	25	•	•
Fixed Income Securities[3]	20[4]	20	20[5]
Foreign Securities	•	•	•
Foreign Government Securities[2]	•	•	•
Non-Investment Grade Fixed Income Securities[2]	—	•[6]	•[6]
Real Estate Investment Trusts	•	•	•
Structured Securities*	•	•	•
Temporary Investments	35	100	100
U.S. Government Securities[2]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[1]	Issued by U.S. or foreign banks.
[2]	Limited by the amount the Fund invests in fixed-income securities.
[3]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investor’s Service, Inc. (“Moody’s”)).
[4]	Cash equivalents only.
[5]	The European Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) equity investments in issuers located in non-European countries; and (2) fixed-income securities.
[6]	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s at the time of investment.

16

OTHER INVESTMENT PRACTICES AND SECURITIES

International
Japanese		Growth	Emerging
Equity		Opportunities	Markets		Asia Growth
Fund		Fund	Equity Fund		Fund

•		•	•		•
•		•	•		•
•		•	•		•
•		•	•		•
•		•	•		•
80	+	80 +	80	+	80	+
•		•	•		•
20	[7]	20 [8]	20	[9]	20	[10]
•		•	•		•
•		•	•		•
•	[6]	• [6]	•	[6]	•	[6]
•		•	•		•
•		•	•		•
100		100	35		100
•		•	•		•

[7]	The Japanese Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in non-Japanese issuers.
[8]	The International Growth Opportunities Fund may invest in the aggregate up to 20% of its Net Assets in (1) fixed-income securities; and (2) equity investments in companies with public stock market capitalizations of less than $100 million or more than $4 billion at the time of investment.
[9]	The Emerging Markets Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income investments in issuers in developed countries.

[10]	The Asia Growth Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

17

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	CORE				International	Emerging
• Applicable	International	International	European	Japanese	Growth	Markets	Asia
— Not applicable	Equity	Equity	Equity	Equity	Opportunities	Equity	Growth

Credit/ Default	•	•	•	•	•	•	•
Emerging Countries	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Small Cap	—	—	•	—	•	—	—
Foreign	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Management	•	•	•	•	•	•	•
Market	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
Stock	•	•	•	•	•	•	•
Geographic	•	•	•	•	•	•	•
Initial Public Offering (“IPO”)	•	—	•	•	•	•	•

All Funds:

■	Credit/ Default Risk— The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Emerging Countries Risk— The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

18

PRINCIPAL RISKS OF THE FUNDS

■	Interest Rate Risk— The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Foreign Risk— The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Derivatives Risk— The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Management Risk— The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk— The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk— The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Stock Risk— The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

19

■	Geographic Risk— The European Equity Fund invests primarily in equity investments in European issuers. The Japanese Equity Fund invests primarily in equity investments in Japanese issuers. The Asia Growth Fund invests primarily in equity investments in Asian issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■	Small Cap Risk— The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk— The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

20

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. As of the date of this Prospectus, Service Shares of the Asia Growth Fund had not commenced operations. Performance of the Asia Growth Fund is represented by the Fund’s Class A Shares. Class A Shares are not offered in this Prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns differ only to the extent that Class A Shares have a 0.50% distribution and service fee and a 0.19% transfer agency fee while Service Shares have a 0.25% personal account maintenance fee, a 0.25% shareholder administration fee and a 0.04% transfer agency fee. In addition, Class A Shares, unlike Service Shares, are subject to a maximum sales charge of 5.5%.

21

CORE International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -23.48%. Best Quarter* Q4 ’98 +18.97% Worst Quarter* Q3 ’98 -15.97%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 8/15/97)	-16.08%	2.25%
Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (unhedged)**	-13.92%	6.18%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® EAFE® Index is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees or expenses.
22

FUND PERFORMANCE

International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -27.58%. Best Quarter* Q4 ’99 +21.77% Worst Quarter* Q3 ’98 -14.37%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 3/6/96)	-13.68%	10.01%
MSCI® EAFE® (unhedged)**	-13.92%	7.51%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees or expenses.
23

European Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -28.01%. Best Quarter* Q4 ’99 +24.91% Worst Quarter* Q3 ’00 -6.85%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 10/1/98)	-4.95%	16.16%
MSCI® Europe Index (unhedged)**	-8.12%	11.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The MSCI® Europe Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.
24

FUND PERFORMANCE

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -29.58%. Best Quarter* Q3 ’99 +23.18% Worst Quarter* Q4 ’00 -18.37%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 5/1/98)	-28.43%	13.35%
Tokyo Price Index (“TOPIX”) (unhedged)**	-33.31%	7.56%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees or expenses.
25

International Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for the Service Shares for the 9-month period ended September 30, 2001 was -29.41%. Best Quarter* Q1 ’00 +14.58% Worst Quarter* Q4 ’00 -13.40%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 5/1/98)	-11.44%	12.18%
MSCI® EAFE® Small Cap Index (unhedged)**	-9.21%	-1.76%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes approximately 1,000 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees or expenses.
26

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -23.84%. Best Quarter* Q4 ’99 +30.10% Worst Quarter* Q3 ’98 -23.84%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 12/15/97)	-27.02%	-4.59%
MSCI® Emerging Markets Free (EMF) Index**	-30.54%	-2.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees or expenses.
27

Asia Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -24.22%. Best Quarter* Q2 ’99 +30.97% Worst Quarter* Q4 ’97 -27.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 7/8/94)
Including 5.5% Sales Charge	-32.02%	-10.20%	-6.68%
MSCI® All Country Asia Free ex-Japan (unhedged)**	-36.22%	-10.16%	-7.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in eleven Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees or expenses.
28

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29

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	CORE	International	European
	International	Equity	Equity
	Equity Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees	0.85%	1.00%	1.00%
Other Expenses	0.77%	0.68%	1.02%
Service Fees[3]	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%
All Other Expenses[4]	0.27%	0.18%	0.52%

Total Fund Operating Expenses*	1.62%	1.68%	2.02%

See page 32 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE	International	European
	International	Equity	Equity
	Equity Fund	Fund	Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[2]
Management Fees	0.85%	1.00%	1.00%
Other Expenses	0.66%	0.64%	0.64%
Service Fees[3]	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%
All Other Expenses[4]	0.16%	0.14%	0.14%

Total Fund Operating Expenses (after current expense limitations)	1.51%	1.64%	1.64%

30

FUND FEES AND EXPENSES

Japanese		Emerging
Equity	International Growth	Markets	Asia Growth
Fund	Opportunities Fund	Equity Fund	Fund[1]

None	None	None	None
None	None	None	None
None	None	None	None
None	None	None	None

1.00%	1.20%	1.20%	1.00%
1.14%	0.78%	1.14%	1.42%
0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%
0.64%	0.28%	0.64%	0.92%

2.14%	1.98%	2.34%	2.42%

Japanese		Emerging
Equity	International Growth	Markets	Asia Growth
Fund	Opportunities Fund	Equity Fund	Fund[1]

1.00%	1.20%	1.20%	1.00%
0.65%	0.70%	0.89%	0.70%
0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%
0.15%	0.20%	0.39%	0.20%

1.65%	1.90%	2.09%	1.70%

31

Fund Fees and Expenses continued

[1]	Service Shares had not commenced operations as of the date of this Prospectus.
[2]	The Funds’ annual operating expenses are based on actual expenses.
[3]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

CORE International Equity	0.12%
International Equity	0.10%
European Equity	0.10%
Japanese Equity	0.11%
International Growth Opportunities	0.16%
Emerging Markets Equity	0.35%
Asia Growth	0.16%
32

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE International Equity	$165	$511	$881	$1,922

International Equity	$171	$530	$913	$1,987

European Equity	$205	$634	$1,088	$2,348

Japanese Equity	$217	$670	$1,149	$2,472

International Growth Opportunities	$201	$621	$1,068	$2,306

Emerging Markets Equity	$237	$730	$1,250	$2,676

Asia Growth	$245	$755	$1,291	$2,756

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

33

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	CORE International Equity

Goldman Sachs Asset Management International (“GSAMI”) Procession House 55 Ludgate Hill London, England EC4M 7JW	International Equity European Equity Japanese Equity International Growth Opportunities Emerging Markets Equity Asia Growth

GSAM and GSAMI are business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of September 30, 2001, GSAM and GSAMI, along with other units of IMD, had assets under management of $295.9 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

34

SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

		Actual Rate
		For the Fiscal
	Contractual	Year Ended
	Rate	August 31, 2001

GSAM:

CORE International Equity	0.85%	0.85%

GSAMI:

International Equity	1.00%	1.00%

European Equity	1.00%	1.00%

Japanese Equity	1.00%	1.00%

International Growth Opportunities	1.20%	1.20%

Emerging Markets Equity	1.20%	1.20%

Asia Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its

35

acquisition of Commodities Corporation, LLC (now Goldman Sachs Princeton LLC) where he was and continues as President. Over the course of his 20-year career at Commodities Corporation (now Goldman Sachs Princeton LLC), Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

International Equity Portfolio Management Team

■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	Team manages over $33.1 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAM

________________________________________________________________________________

London-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert G. Collins Managing Director Co-Head of International Equity Management Team	Senior Portfolio Manager— International Equity	Since 2001	Mr. Collins joined the International Equity Management Team as Co-Head in 2001. From 1997 to 2001, Mr. Collins was a portfolio manager and Co-Chair of the Growth Equity Investment Committee. From 1991 to 1997, he was a portfolio manager at Liberty Investment Management, Inc.

David Dick Executive Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Dick joined the Investment Adviser as a senior portfolio manager on the European Equity team in 1998. From 1990 to 1998, he was with Mercury Asset Management, where he was a portfolio manager for European equity and was head of Mercury’s European sector strategy.

Hywel George Executive Director	Senior Portfolio Manager— European Equity	Since 2000	Mr. George joined the Investment Adviser as Head of the UK Equity Portfolio Management in 1999 and is currently responsible for the European Equity portfolio construction process. From 1988 to 1999, he was a UK Equity Fund manager at Mercury Asset Management.

36

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Mark Ferguson Executive Director	Senior Portfolio Manager— International Growth Opportunities	Since 2000	Mr. Ferguson joined the Investment Adviser as Co-Head of European Equity Research in March 1999 and joined the Specialist Team in November 2000. From October 1993 to February 1999, he was a research analyst/fund manager in the Continental Europe team at Schroder Investment Management.

Susan Noble Managing Director Co-Head of International Equity Management Team	Senior Portfolio Manager— International Equity	Since 1998	Ms. Noble joined the Investment Adviser as a senior portfolio manager and head of the European Equity Team in October 1997. From 1986 to 1997, she worked at Fleming Investment Management in London, where she most recently was Portfolio Management Director for the European equity investment strategy and process.

Robert Stewart Executive Director	Senior Portfolio Manager— International Equity	Since 1999	Mr. Stewart joined the Investment Adviser as a portfolio manager in 1996. He is a member of the European Equity Team. From 1996 to 1998, he was a portfolio manager in Japan where he managed Japanese Equity Institutional Portfolios. From 1989 to 1996, Mr. Stewart was a portfolio manager at CINMan where he managed international equities.

Gabriella Antici Executive Director	Senior Portfolio Manager— Emerging Markets Equity	Since 1998	Ms. Antici joined the Investment Adviser as a portfolio manager in 1997. From 1994 to 1997, she was a Vice President for HSBC Asset Management, where she was a portfolio manager for emerging markets and head of the Latin American Department.

Julian Abel Executive Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Abel joined the Investment Adviser as a portfolio manager in 1996. Prior to that he was a portfolio manager at CINMan managing US equities from 1992 to 1996, after managing UK equities from 1986 to 1992.

37

New York-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Mark M. Carhart Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Carhart joined the Investment Adviser as a member of the Quantitative Research and Risk Management team in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Len Ioffe Vice President	Senior Portfolio Manager— CORE International Equity	Since 2001	Mr. Ioffe joined the Investment Adviser as an associate in 1995. He became a portfolio manager in 1996.

Raymond J. Iwanowski Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Iwanowski joined the Investment Adviser as an associate and portfolio manager in 1997. From 1993 to 1997, he was a Vice President and head of the Fixed Derivatives Client Research group at Salomon Brothers.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

38

SERVICE PROVIDERS

Singapore-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Siew-Hua Thio Vice President	Portfolio Manager— Asia Growth Emerging Markets Equity International Equity International Growth Opportunities	Since 1998 1998 1998 1998	Ms. Thio joined the Investment Adviser as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore. From 1993 to 1997, she was a research analyst at the same firm.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth Emerging Markets Equity	Since 1994 1994 1998 2001 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

39

Tokyo-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Toshiyuki Ejima Vice President	Portfolio Manager— Japanese Equity	Since 1999	Mr. Ejima joined the Investment Adviser as a portfolio manager in April 1999. Prior to that he was a portfolio manager at Daiichi Mutual Life from 1993 to 1999 where he managed Japanese equities.

Shigeka Kouda Vice President	Portfolio Manager— International Growth Opportunities Japanese Equity	Since 1998 2001	Mr. Kouda joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was at the Fixed Income Division of Goldman Sachs (Japan) Limited, where he was extensively involved in emerging markets trading as well as International Fixed Income institutional sales.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth Emerging Markets Equity	Since 1994 1994 1998 2001 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

Miyako Shibamoto Vice President	Portfolio Manager— Japanese Equity	Since 1998	Ms. Shibamoto joined the Investment Adviser as a member of the Japanese Equity team in March 1998. From 1993 to 1998, she was a Vice President at Scudder Stevens and Clark (Japan).

40

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

41

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

42

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

43

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge

44

SHAREHOLDER GUIDE

to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

45

■	NAV per share of each class is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

46

SHAREHOLDER GUIDE

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

47

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV

48

SHAREHOLDER GUIDE

in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

49

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

51

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made prior to August 7, 2001, this withholding rate was 31%. For payments made between August 7, 2001 and December 31, 2001, the withholding rate is 30.5%. For 2002, the withholding rate will be 30%. Lower rates will apply in later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only

54

APPENDIX A

then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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APPENDIX A

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities a Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro’s existence, the exchange rates of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America

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and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social

58

APPENDIX A

unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/ Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments,

60

APPENDIX A

domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited

61

number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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APPENDIX A

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value

63

of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased

64

APPENDIX A

by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

65

■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

66

APPENDIX A

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, if permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open

67

the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.™ The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been

68

APPENDIX A

established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

69

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

70

APPENDIX A

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

71

In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

72

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73

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Funds’ financial statements, is included in the Funds’ annual reports (available upon request). The information for all periods prior to the period ended August 31, 2000, has been audited by the Funds’ previous independent accountants.

CORE INTERNATIONAL EQUITY FUND

		Income (loss) from
		investment operations

	Net asset	Net
	value,	investment	Net realized
	beginning	income	and unrealized
	of period	(loss)	gain (loss)

For the Years Ended August 31,
2001 - Class A Shares	$11.32	$— [c]	$(2.35)
2001 - Class B Shares	11.22	(0.04)[c]	(2.34)
2001 - Class C Shares	11.23	(0.04)[c]	(2.34)
2001 - Institutional Shares	11.48	0.07 [c]	(2.39)
2001 - Service Shares	11.36	0.02 [c]	(2.36)

2000 - Class A Shares	10.87	0.02 [c]	0.74
2000 - Class B Shares	10.81	(0.04)[c]	0.73
2000 - Class C Shares	10.82	(0.03)[c]	0.72
2000 - Institutional Shares	11.00	0.09 [c]	0.75
2000 - Service Shares	10.93	0.05 [c]	0.73

For the Seven-month Period Ended August 31,
1999 - Class A Shares	9.98	0.05	0.84
1999 - Class B Shares	9.95	0.01	0.85
1999 - Class C Shares	9.96	0.01	0.85
1999 - Institutional Shares	10.06	0.09	0.85
1999 - Service Shares	10.02	0.01	0.90

For the Year Ended January 31,
1999 - Class A Shares	9.22	(0.01)	0.79
1999 - Class B Shares	9.21	—	0.74
1999 - Class C Shares	9.22	—	0.74
1999 - Institutional Shares	9.24	0.05	0.80
1999 - Service Shares	9.23	—	0.81

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	10.00	—	(0.78)
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.02)	(0.77)
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)	(0.76)
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.02	(0.76)
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01	(0.78)

See page 101 for all footnotes.

74

APPENDIX B

	Distributions to
	shareholders

						Net
						assets	Ratio of net
Total from	From net			Net asset		at end of	expenses to
investment	investment	From net	Total	value, end	Total	period	average
operations	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(2.35)	$(0.04)	$(0.55)	$(0.59)	$8.38	(21.50)%	$108,955	1.66%
(2.38)	—	(0.55)	(0.55)	8.29	(21.93)	8,575	2.16
(2.38)	—	(0.55)	(0.55)	8.30	(21.91)	5,114	2.16
(2.32)	(0.11)	(0.55)	(0.66)	8.50	(21.02)	291,596	1.01
(2.34)	(0.06)	(0.55)	(0.61)	8.41	(21.37)	21	1.51

0.76	(0.05)	(0.26)	(0.31)	11.32	6.92	147,409	1.66
0.69	(0.02)	(0.26)	(0.28)	11.22	6.36	12,032	2.16
0.69	(0.02)	(0.26)	(0.28)	11.23	6.34	6,887	2.16
0.84	(0.10)	(0.26)	(0.36)	11.48	7.62	308,074	1.01
0.78	(0.09)	(0.26)	(0.35)	11.36	7.05	27	1.51

0.89	—	—	—	10.87	8.92	114,502	1.66	[b]
0.86	—	—	—	10.81	8.64	9,171	2.16	[b]
0.86	—	—	—	10.82	8.63	4,913	2.16	[b]
0.94	—	—	—	11.00	9.34	271,212	1.01	[b]
0.91	—	—	—	10.93	9.08	8	1.51	[b]

0.78	(0.02)	—	(0.02)	9.98	8.37	110,338	1.63
0.74	—	—	—	9.95	8.03	7,401	2.08
0.74	—	—	—	9.96	8.03	3,742	2.08
0.85	(0.03)	—	(0.03)	10.06	9.20	280,731	1.01
0.81	(0.02)	—	(0.02)	10.02	8.74	22	1.50

(0.78)	—	—	—	9.22	(7.66)	7,087	1.50	[b]
(0.79)	—	—	—	9.21	(7.90)	2,721	2.00	[b]
(0.78)	—	—	—	9.22	(7.80)	1,608	2.00	[b]
(0.74)	(0.02)	—	(0.02)	9.24	(7.45)	17,719	1.00	[b]
(0.77)	—	—	—	9.23	(7.70)	1	1.50	[b]

75

CORE INTERNATIONAL EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses to		income (loss)	Portfolio
	to average	average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	—%	1.77%		(0.11)%	93%
2001 - Class B Shares	(0.47)	2.27		(0.58)	93
2001 - Class C Shares	(0.44)	2.27		(0.55)	93
2001 - Institutional Shares	0.70	1.12		0.59	93
2001 - Service Shares	0.21	1.62		0.10	93

2000 - Class A Shares	0.14	1.75		0.05	92
2000 - Class B Shares	(0.36)	2.25		(0.45)	92
2000 - Class C Shares	(0.34)	2.25		(0.43)	92
2000 - Institutional Shares	0.78	1.10		0.69	92
2000 - Service Shares	0.33	1.60		0.24	92

For the Seven-month Period Ended August 31,
1999 - Class A Shares	0.78 [b]	1.76	[b]	0.68 [b]	65
1999 - Class B Shares	0.26 [b]	2.26	[b]	0.16 [b]	65
1999 - Class C Shares	0.23 [b]	2.26	[b]	0.13 [b]	65
1999 - Institutional Shares	1.43 [b]	1.11	[b]	1.33 [b]	65
1999 - Service Shares	0.07 [b]	1.61	[b]	(0.03)[b]	65

For the Year Ended January 31,
1999 - Class A Shares	(0.11)	1.94		(0.42)	195
1999 - Class B Shares	(0.03)	2.39		(0.34)	195
1999 - Class C Shares	(0.04)	2.39		(0.35)	195
1999 - Institutional Shares	0.84	1.32		0.53	195
1999 - Service Shares	0.02	1.81		(0.29)	195

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	(0.27)[b]	4.87	[b]	(3.90)[b]	25
1998 - Class B Shares (commenced August 15, 1997)	(0.72)[b]	5.12	[b]	(3.84)[b]	25
1998 - Class C Shares (commenced August 15, 1997)	(0.73)[b]	5.12	[b]	(3.85)[b]	25
1998 - Institutional Shares (commenced August 15, 1997)	0.59 [b]	4.12	[b]	(2.53)[b]	25
1998 - Service Shares (commenced August 15, 1997)	0.26 [b]	4.62	[b]	(2.86)[b]	25

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77

INTERNATIONAL EQUITY FUND

		Income (loss) from
		investment operations

	Net asset	Net		Total
	value,	investment	Net realized	from
	beginning	income	and unrealized	investment
	of period	(loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$23.59	$(0.02)[c]	$(5.80)	$(5.82)
2001 - Class B Shares	23.14	(0.12)[c]	(5.66)	(5.78)
2001 - Class C Shares	22.89	(0.11)[c]	(5.60)	(5.71)
2001 - Institutional Shares	24.06	0.11 [c]	(5.95)	(5.84)
2001 - Service Shares	23.65	0.02 [c]	(5.83)	(5.81)

2000 - Class A Shares	23.12	(0.03)[c]	3.41	3.38
2000 - Class B Shares	22.73	(0.16)[c]	3.38	3.22
2000 - Class C Shares	22.54	(0.14)[c]	3.35	3.21
2000 - Institutional Shares	23.49	0.14 [c]	3.46	3.60
2000 - Service Shares	23.14	(0.01)[c]	3.45	3.44

For the Seven Months Ended August 31,
1999 - Class A Shares	21.92	0.04	1.16	1.20
1999 - Class B Shares	21.63	(0.02)	1.12	1.10
1999 - Class C Shares	21.45	(0.03)	1.12	1.09
1999 - Institutional Shares	22.20	0.12 [c]	1.17 [c]	1.29
1999 - Service Shares	21.93	0.06	1.15	1.21

For the Years Ended January 31,
1999 - Class A Shares	19.85	(0.06)	3.24	3.18
1999 - Class B Shares	19.70	(0.17)	3.21	3.04
1999 - Class C Shares	19.56	(0.15)	3.15	3.00
1999 - Institutional Shares	19.97	0.03	3.31	3.34
1999 - Service Shares	19.84	(0.04)	3.24	3.20

1998 - Class A Shares	19.32	0.03	2.04	2.07
1998 - Class B Shares	19.24	(0.08)	2.02	1.94
1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)	(1.38)	(1.42)
1998 - Institutional Shares	19.40	0.10	2.11	2.21
1998 - Service Shares	19.34	0.02	2.06	2.08

1997 - Class A Shares	17.20	0.10	2.23	2.33
1997 - Class B Shares (commenced May 1, 1996)	18.91	(0.06)	0.60	0.54
1997 - Institutional Shares (commenced February 7, 1996)	17.45	0.04	2.15	2.19
1997 - Service Shares (commenced March 6, 1996)	17.70	(0.02)	1.87	1.85

See page 101 for all footnotes.

78

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(2.13)	$(2.13)	$15.64	(26.49)%	$1,068,155	1.79%

—	—	(2.13)	(2.13)	15.23	(26.86)	49,019	2.29

—	—	(2.13)	(2.13)	15.05	(26.85)	17,665	2.29

—	—	(2.13)	(2.13)	16.09	(26.03)	292,298	1.14

—	—	(2.13)	(2.13)	15.71	(26.41)	5,621	1.64

(0.10)	(0.24)	(2.57)	(2.91)	23.59	14.68	1,343,869	1.79
(0.07)	(0.17)	(2.57)	(2.81)	23.14	14.20	80,274	2.29
(0.09)	(0.20)	(2.57)	(2.86)	22.89	14.28	22,031	2.29
(0.14)	(0.32)	(2.57)	(3.03)	24.06	15.45	325,161	1.14
(0.11)	(0.25)	(2.57)	(2.93)	23.65	15.00	3,789	1.64

—	—	—	—	23.12	5.47	943,473	1.79	[b]
—	—	—	—	22.73	5.09	68,691	2.29	[b]
—	—	—	—	22.54	5.08	11,241	2.29	[b]
—	—	—	—	23.49	5.81	180,564	1.14	[b]
—	—	—	—	23.14	5.52	3,852	1.64	[b]

—	—	(1.11)	(1.11)	21.92	16.39	947,973	1.73
—	—	(1.11)	(1.11)	21.63	15.80	69,231	2.24
—	—	(1.11)	(1.11)	21.45	15.70	11,619	2.24
—	—	(1.11)	(1.11)	22.20	17.09	111,315	1.13
—	—	(1.11)	(1.11)	21.93	16.49	3,568	1.63

—	(0.30)	(1.24)	(1.54)	19.85	11.12	697,590	1.67
—	(0.25)	(1.23)	(1.48)	19.70	10.51	55,324	2.20
—	(0.38)	(1.24)	(1.62)	19.56	(5.92)	3,369	2.27	[b]
(0.07)	(0.33)	(1.24)	(1.64)	19.97	11.82	56,263	1.08
—	(0.35)	(1.23)	(1.58)	19.84	11.25	3,035	1.55

—	—	(0.21)	(0.21)	19.32	13.48	536,283	1.69
—	—	(0.21)	(0.21)	19.24	2.83	19,198	2.23	[b]
(0.03)	—	(0.21)	(0.24)	19.40	12.53	68,374	1.10	[b]
—	—	(0.21)	(0.21)	19.34	10.42	674	1.60	[b]

79

INTERNATIONAL EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss) to	expenses to		income (loss)	Portfolio
	average	average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,

2001 - Class A Shares	(0.10)%	1.83%		(0.14)%	63%

2001 - Class B Shares	(0.64)	2.33		(0.68)	63

2001 - Class C Shares	(0.62)	2.33		(0.66)	63

2001 - Institutional Shares	0.57	1.18		0.53	63

2001 - Service Shares	0.12	1.68		0.08	63

2000 - Class A Shares	(0.12)	1.84		(0.17)	80
2000 - Class B Shares	(0.65)	2.34		(0.70)	80
2000 - Class C Shares	(0.59)	2.34		(0.64)	80
2000 - Institutional Shares	0.54	1.19		0.49	80
2000 - Service Shares	(0.02)	1.69		(0.07)	80

For the Seven Months Ended August 31,
1999 - Class A Shares	0.31 [b]	1.84	[b]	0.26 [b]	61
1999 - Class B Shares	(0.19)[b]	2.34	[b]	(0.24)[b]	61
1999 - Class C Shares	(0.26)[b]	2.34	[b]	(0.31)[b]	61
1999 - Institutional Shares	0.89 [b]	1.19	[b]	0.84 [b]	61
1999 - Service Shares	0.47 [b]	1.69	[b]	0.42 [b]	61

For the Years Ended January 31,
1999 - Class A Shares	(0.28)	1.82		(0.37)	114
1999 - Class B Shares	(0.79)	2.32		(0.87)	114
1999 - Class C Shares	(0.98)	2.32		(1.06)	114
1999 - Institutional Shares	0.23	1.21		0.15	114
1999 - Service Shares	(0.18)	1.71		(0.26)	114

1998 - Class A Shares	(0.27)	1.80		(0.40)	41
1998 - Class B Shares	(0.90)	2.30		(1.00)	41
1998 - Class C Shares (commenced August 15, 1997)	(1.43)[b]	2.37	[b]	(1.53)[b]	41
1998 - Institutional Shares	0.30	1.18		0.20	41
1998 - Service Shares	(0.36)	1.65		(0.46)	41

1997 - Class A Shares	(0.07)	1.88		(0.26)	38
1997 - Class B Shares (commenced May 1, 1996)	(0.97)[b]	2.38	[b]	(1.12)[b]	38
1997 - Institutional Shares (commenced February 7, 1996)	0.43 [b]	1.25	[b]	0.28 [b]	38
1997 - Service Shares (commenced March 6, 1996)	(0.40)[b]	1.75	[b]	(0.55)[b]	38

80

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81

EUROPEAN EQUITY FUND

		Income (loss) from
		investment operations

	Net asset	Net
	value,	investment	Net realized
	beginning	income	and unrealized
	of period	(loss)	gain (loss)

For the Years Ended August 31,
2001 - Class A Shares	$13.82	$(0.02)[c]	$(2.93)
2001 - Class B Shares	13.69	(0.07)[c]	(2.89)
2001 - Class C Shares	13.72	(0.07)[c]	(2.91)
2001 - Institutional Shares	14.00	0.08 [c]	(3.00)
2001 - Service Shares	13.86	0.02 [c]	(2.94)

2000 - Class A Shares	11.75	— [c]	2.78
2000 - Class B Shares	11.71	(0.04)[c]	2.73
2000 - Class C Shares	11.72	(0.04)[c]	2.75
2000 - Institutional Shares	11.82	0.10 [c]	2.79
2000 - Service Shares	11.76	0.01 [c]	2.80

For the Seven Months Ended August 31,
1999 - Class A Shares	12.20	0.05	(0.50)
1999 - Class B Shares	12.19	0.03	(0.51)
1999 - Class C Shares	12.20	0.04	(0.52)
1999 - Institutional Shares	12.23	0.18	(0.59)
1999 - Service Shares	12.20	0.08	(0.52)

For the Period Ended January 31,
1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)	2.23
1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)	2.21
1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)	2.21
1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)	2.24
1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)	2.23

See page 101 for all footnotes.

82

APPENDIX B

	Distributions to shareholders

Total		In excess					Net assets	Ratio of net
from	From net	of			Net asset		at end of	expenses to
investment	investment	investment	From net	Total	value, end	Total	period	average
operations	income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(2.95)	$—	$—	$(1.56)	$(1.56)	$9.31	(23.47)%	$90,347	1.79%
(2.96)	—	—	(1.56)	(1.56)	9.17	(23.80)	2,727	2.29
(2.98)	—	—	(1.56)	(1.56)	9.18	(23.89)	1,195	2.29
(2.92)	—	(0.06)	(1.56)	(1.62)	9.46	(22.94)	10,713	1.14
(2.92)	—	—	(1.56)	(1.56)	9.38	(23.16)	2	1.64

2.78	—	—	(0.71)	(0.71)	13.82	24.04	139,966	1.79
2.69	—	—	(0.71)	(0.71)	13.69	23.32	4,538	2.29
2.71	—	—	(0.71)	(0.71)	13.72	23.48	1,482	2.29
2.89	—	—	(0.71)	(0.71)	14.00	24.85	14,630	1.14
2.81	—	—	(0.71)	(0.71)	13.86	24.28	2	1.64

(0.45)	—	—	—	—	11.75	(3.69)	74,862	1.79	[b]
(0.48)	—	—	—	—	11.71	(3.94)	879	2.29	[b]
(0.48)	—	—	—	—	11.72	(3.93)	388	2.29	[b]
(0.41)	—	—	—	—	11.82	(3.35)	5,965	1.14	[b]
(0.44)	—	—	—	—	11.76	(3.61)	2	1.64	[b]

2.20	—	—	—	—	12.20	22.00	61,151	1.79	[b]
2.19	—	—	—	—	12.19	21.90	432	2.29	[b]
2.20	—	—	—	—	12.20	22.00	587	2.29	[b]
2.23	—	—	—	—	12.23	22.30	12,740	1.14	[b]
2.20	—	—	—	—	12.20	22.00	2	1.64	[b]

83

EUROPEAN EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment			net investment
	income (loss)	Ratio of		income (loss)
	to	expenses		to	Portfolio
	average net	to average		average net	turnover
	assets	net assets		assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.16)%	2.17%		(0.54)%	110%
2001 - Class B Shares	(0.63)	2.67		(1.01)	110
2001 - Class C Shares	(0.64)	2.67		(1.02)	110
2001 - Institutional Shares	0.71	1.52		0.33	110
2001 - Service Shares	0.14	2.02		(0.24)	110

2000 - Class A Shares	0.02	2.17		(0.36)	98
2000 - Class B Shares	(0.27)	2.67		(0.65)	98
2000 - Class C Shares	(0.26)	2.67		(0.64)	98
2000 - Institutional Shares	0.70	1.52		0.32	98
2000 - Service Shares	0.09	2.02		(0.29)	98

For the Seven Months Ended August 31,
1999 - Class A Shares	0.80 [b]	2.29	[b]	0.30 [b]	55
1999 - Class B Shares	0.43 [b]	2.79	[b]	(0.07)[b]	55
1999 - Class C Shares	0.42 [b]	2.79	[b]	(0.08)[b]	55
1999 - Institutional Shares	1.53 [b]	1.64	[b]	1.03 [b]	55
1999 - Service Shares	1.10 [b]	2.14	[b]	0.60 [b]	55

For the Period Ended January 31,
1999 - Class A Shares (commenced October 1, 1998)	(1.19)[b]	2.80	[b]	(2.20)[b]	71
1999 - Class B Shares (commenced October 1, 1998)	(1.78)[b]	3.30[b]		(2.79)[b]	71
1999 - Class C Shares (commenced October 1, 1998)	(1.83)[b]	3.30	[b]	(2.84)[b]	71
1999 - Institutional Shares (commenced October 1, 1998)	(0.33)[b]	2.15	[b]	(1.34)[b]	71
1999 - Service Shares (commenced October 1, 1998)	(0.69)[b]	2.65	[b]	(1.70)[b]	71

84

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85

JAPANESE EQUITY FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	loss	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$15.77	$(0.14)[c]	$(5.80)	$(5.94)
2001 - Class B Shares	15.63	(0.20)[c]	(5.73)	(5.93)
2001 - Class C Shares	15.58	(0.19)[c]	(5.71)	(5.90)
2001 - Institutional Shares	15.96	(0.08)[c]	(5.87)	(5.95)
2001 - Service Shares	15.83	(0.11)[c]	(5.83)	(5.94)

2000 - Class A Shares	16.24	(0.20)[c]	1.67	1.47
2000 - Class B Shares	16.14	(0.28)[c]	1.68	1.40
2000 - Class C Shares	16.16	(0.28)[c]	1.64	1.36
2000 - Institutional Shares	16.36	(0.09)[c]	1.67	1.58
2000 - Service Shares	16.22	(0.16)[c]	1.65	1.49

For the Seven Months Ended August 31,
1999 - Class A Shares	11.06	(0.06)	5.24	5.18
1999 - Class B Shares	11.03	(0.09)	5.20	5.11
1999 - Class C Shares	11.04	(0.08)	5.20	5.12
1999 - Institutional Shares	11.10	(0.03)	5.29	5.26
1999 - Service Shares	11.04	(0.06)	5.24	5.18

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)	1.12	1.06
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)	1.11	1.03
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)	1.13	1.04
1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)	1.13	1.11
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)	1.09	1.04

See page 101 for all footnotes.

86

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(1.01)	$(1.01)	$8.82	(39.60)%	$19,289	1.80%
—	—	(1.01)	(1.01)	8.69	(39.90)	2,281	2.30
—	—	(1.01)	(1.01)	8.67	(39.84)	2,242	2.30
—	—	(1.01)	(1.01)	9.00	(39.16)	2,285	1.15
—	—	(1.01)	(1.01)	8.88	(39.44)	2	1.65

—	(0.21)	(1.73)	(1.94)	15.77	8.47	69,741	1.74
—	(0.18)	(1.73)	(1.91)	15.63	8.12	5,783	2.24
—	(0.21)	(1.73)	(1.94)	15.58	7.82	4,248	2.24
—	(0.25)	(1.73)	(1.98)	15.96	9.14	27,768	1.09
—	(0.15)	(1.73)	(1.88)	15.83	8.65	3	1.59

—	—	—	—	16.24	46.84	34,279	1.70[b]
—	—	—	—	16.14	46.33	4,219	2.20[b]
—	—	—	—	16.16	46.41	3,584	2.20[b]
—	—	—	—	16.36	47.40	22,709	1.05[b]
—	—	—	—	16.22	46.92	3	1.55[b]

—	—	—	—	11.06	10.60	8,391	1.64[b]
—	—	—	—	11.03	10.30	1,427	2.15[b]
—	—	—	—	11.04	10.40	284	2.15[b]
(0.01)	—	—	(0.01)	11.10	11.06	11,418	1.03[b]
—	—	—	—	11.04	10.43	2	1.53[b]

87

JAPANESE EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	loss to	expenses to		loss to	Portfolio
	average net	average		average net	turnover
	assets	net assets		assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(1.19)%	2.29%		(1.68)%	75%
2001 - Class B Shares	(1.67)	2.79		(2.16)	75
2001 - Class C Shares	(1.65)	2.79		(2.14)	75
2001 - Institutional Shares	(0.64)	1.64		(1.13)	75
2001 - Service Shares	(0.94)	2.14		(1.43)	75

2000 - Class A Shares	(1.20)	2.10		(1.56)	61
2000 - Class B Shares	(1.67)	2.60		(2.03)	61
2000 - Class C Shares	(1.66)	2.60		(2.02)	61
2000 - Institutional Shares	(0.53)	1.45		(0.89)	61
2000 - Service Shares	(0.94)	1.95		(1.30)	61

For the Seven Months Ended August 31,
1999 - Class A Shares	(1.17)[b]	2.62	[b]	(2.09)[b]	45
1999 - Class B Shares	(1.57)[b]	3.12	[b]	(2.49)[b]	45
1999 - Class C Shares	(1.81)[b]	3.12	[b]	(2.73)[b]	45
1999 - Institutional Shares	(0.37)[b]	1.97	[b]	(1.29)[b]	45
1999 - Service Shares	(0.74)[b]	2.47	[b]	(1.66)[b]	45

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	(1.20)[b]	4.18	[b]	(3.74)[b]	53
1999 - Class B Shares (commenced May 1, 1998)	(1.76)[b]	4.69[b]		(4.30)[b]	53
1999 - Class C Shares (commenced May 1, 1998)	(1.69)[b]	4.69	[b]	(4.23)[b]	53
1999 - Institutional Shares (commenced May 1, 1998)	(0.36)[b]	3.57	[b]	(2.90)[b]	53
1999 - Service Shares (commenced May 1, 1998)	(0.68)[b]	4.07	[b]	(3.22)[b]	53

88

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89

INTERNATIONAL GROWTH OPPORTUNITIES FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	loss	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$16.12	$(0.12)[c]	$(5.21)	$(5.33)
2001 - Class B Shares	15.98	(0.18)[c]	(5.16)	(5.34)
2001 - Class C Shares	15.97	(0.17)[c]	(5.16)	(5.33)
2001 - Institutional Shares	16.37	(0.05)[c]	(5.31)	(5.36)
2001 - Service Shares	16.16	(0.10)[c]	(5.23)	(5.33)

2000 - Class A Shares	13.24	(0.12)[c]	3.52	3.40
2000 - Class B Shares	13.19	(0.18)[c]	3.49	3.31
2000 - Class C Shares	13.19	(0.19)[c]	3.49	3.30
2000 - Institutional Shares	13.35	(0.03)[c]	3.57	3.54
2000 - Service Shares	13.24	(0.10)[c]	3.54	3.44

For the Seven-month Period Ended August 31,
1999 - Class A Shares	10.62	(0.03)	2.65	2.62
1999 - Class B Shares	10.61	(0.08)[c]	2.66	2.58
1999 - Class C Shares	10.61	(0.08)[c]	2.66	2.58
1999 - Institutional Shares	10.66	—	2.69	2.69
1999 - Service Shares	10.61	(0.02)	2.65	2.63

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)	0.66	0.62
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)	0.71	0.61
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)	0.67	0.61
1999 - Institutional Shares (commenced May 1, 1998)	10.00	—	0.67	0.67
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)	0.63	0.61

See page 101 for all footnotes.

90

APPENDIX B

Distributions to shareholders
						Ratio of
In excess					Net assets	net
of net			Net asset		at end of	expenses
investment	From net	Total	value, end	Total	period	to average
income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$(0.98)	$(0.98)	$9.81	(34.26)%	$161,849	2.05%
—	(0.98)	(0.98)	9.66	(34.64)	1,709	2.55
—	(0.98)	(0.98)	9.66	(34.60)	1,826	2.55
—	(0.98)	(0.98)	10.03	(33.90)	82,850	1.40
—	(0.98)	(0.98)	9.85	(34.17)	8	1.90

—	(0.52)	(0.52)	16.12	26.26	327,697	2.05
—	(0.52)	(0.52)	15.98	25.66	2,827	2.55
—	(0.52)	(0.52)	15.97	25.58	3,672	2.55
—	(0.52)	(0.52)	16.37	27.12	187,075	1.40
—	(0.52)	(0.52)	16.16	26.57	3	1.90

—	—	—	13.24	24.67	69,458	2.05[b]
—	—	—	13.19	24.32	303	2.55[b]
—	—	—	13.19	24.32	419	2.55[b]
—	—	—	13.35	25.24	65,772	1.40[b]
—	—	—	13.24	24.79	2	1.90[b]

—	—	—	10.62	6.20	33,002	2.02[b]
—	—	—	10.61	6.10	213	2.51[b]
—	—	—	10.61	6.10	175	2.51[b]
(0.01)	—	(0.01)	10.66	6.67	36,992	1.40[b]
—	—	—	10.61	6.10	2	1.90[b]

91

INTERNATIONAL GROWTH OPPORTUNITIES FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net			net
	investment	Ratio of		investment
	loss to	expenses to		loss	Portfolio
	average	average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(1.02)%	2.13%		(1.10)%	64%
2001 - Class B Shares	(1.51)	2.63		(1.59)	64
2001 - Class C Shares	(1.47)	2.63		(1.55)	64
2001 - Institutional Shares	(0.38)	1.48		(0.46)	64
2001 - Service Shares	(0.86)	1.98		(0.94)	64

2000 - Class A Shares	(0.79)	2.22		(0.96)	73
2000 - Class B Shares	(1.16)	2.72		(1.33)	73
2000 - Class C Shares	(1.23)	2.72		(1.40)	73
2000 - Institutional Shares	(0.19)	1.57		(0.36)	73
2000 - Service Shares	(0.63)	2.07		(0.80)	73

For the Seven-month Period Ended August 31,
1999 - Class A Shares	(0.68)[b]	2.42	[b]	(1.05)[b]	59
1999 - Class B Shares	(1.16)[b]	2.92	[b]	(1.53)[b]	59
1999 - Class C Shares	(1.21)	2.92	[b]	(1.58)[b]	59
1999 - Institutional Shares	(0.05)	1.77	[b]	(0.42)[b]	59
1999 - Service Shares	(0.35)[b]	2.27	[b]	(0.72)[b]	59

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	(1.03)[b]	3.60	[b]	(2.61)[b]	96
1999 - Class B Shares (commenced May 1, 1998)	(1.30)[b]	4.09	[b]	(2.88)[b]	96
1999 - Class C Shares (commenced May 1, 1998)	(1.45)[b]	4.09	[b]	(3.03)[b]	96
1999 - Institutional Shares (commenced May 1, 1998)	(0.19)[b]	2.98	[b]	(1.77)[b]	96
1999 - Service Shares (commenced May 1, 1998)	(0.26)[b]	3.48	[b]	(1.84)[b]	96

92

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93

EMERGING MARKETS EQUITY FUND

		Income (loss) from
		investment operations

			Net
	Net asset	Net	realized	Total
	value,	investment	and	from
	beginning	income	unrealized	investment
	of period	(loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$10.83	$0.01 [c]	$(3.27)	$(3.26)
2001 - Class B Shares	10.72	(0.02)[c]	(3.25)	(3.27)
2001 - Class C Shares	10.75	(0.03)[c]	(3.25)	(3.28)
2001 - Institutional Shares	11.02	0.05 [c]	(3.33)	(3.28)
2001 - Service Shares	10.63	0.08 [c]	(3.23)	(3.15)

2000 - Class A Shares	9.26	(0.05)[c]	1.62	1.57
2000 - Class B Shares	9.21	(0.11)[c]	1.62	1.51
2000 - Class C Shares	9.24	(0.10)[c]	1.61	1.51
2000 - Institutional Shares	9.37	0.01 [c]	1.64	1.65
2000 Service Shares	9.05	0.01 [c]	1.57	1.58

For the Seven Months Ended August 31,
1999 - Class A Shares	7.04	(0.01)	2.23	2.22
1999 - Class B Shares	7.03	(0.03)	2.21	2.18
1999 - Class C Shares	7.05	(0.03)	2.22	2.19
1999 - Institutional Shares	7.09	0.02	2.26	2.28
1999 - Service Shares	6.87	0.01	2.17	2.18

For the Year Ended January 31,
1999 - Class A Shares	9.69	0.04	(2.40)	(2.36)
1999 - Class B Shares	9.69	0.03	(2.41)	(2.38)
1999 - Class C Shares	9.70	0.01	(2.39)	(2.38)
1999 - Institutional Shares	9.70	0.06	(2.36)	(2.30)
1999 - Service Shares	9.69	(0.13)	(2.41)	(2.28)

For the Period Ended January 31,
1998 - Class A Shares (commenced December 15, 1997)	10.00	—	(0.31)	(0.31)
1998 - Class B Shares (commenced December 15, 1997)	10.00	—	(0.31)	(0.31)
1998 - Class C Shares (commenced December 15, 1997)	10.00	—	(0.30)	(0.30)
1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01	(0.31)	(0.30)
1998 - Service Shares (commenced December 15, 1997)	10.00	—	(0.31)	(0.31)

See page 101 for all footnotes.

94

APPENDIX B

Distributions to shareholders

						Net
	In excess	From				assets	Ratio of
From net	of net	net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(0.36)	$(0.36)	$7.21	(30.55)%	$33,827	2.24%
—	—	(0.36)	(0.36)	7.09	(30.97)	1,498	2.74
—	—	(0.36)	(0.36)	7.11	(30.98)	656	2.74
—	—	(0.36)	(0.36)	7.38	(30.20)	74,483	1.59
—	—	(0.36)	(0.36)	7.12	(30.08)	8	1.55

—	—	—	—	10.83	16.95	64,279	2.11
—	—	—	—	10.72	16.40	2,187	2.61
—	—	—	—	10.75	16.34	1,304	2.61
—	—	—	—	11.02	17.61	145,774	1.46
—	—	—	—	10.63	17.46	2	1.96

—	—	—	—	9.26	31.53	65,698	2.04	[b]
—	—	—	—	9.21	31.01	972	2.54	[b]
—	—	—	—	9.24	31.06	1,095	2.54	[b]
—	—	—	—	9.37	32.16	108,574	1.39	[b]
—	—	—	—	9.05	31.73	2	1.89	[b]

(0.07)	(0.22)	—	(0.29)	7.04	(24.32)	52,704	2.09
(0.07)	(0.21)	—	(0.28)	7.03	(24.51)	459	2.59
(0.07)	(0.20)	—	(0.27)	7.05	(24.43)	273	2.59
(0.08)	(0.23)	—	(0.31)	7.09	(23.66)	90,189	1.35
(0.07)	(0.21)	—	(0.28)	6.87	(26.17)	1	1.85

—	—	—	—	9.69	(3.10)	17,681	1.90	[b]
—	—	—	—	9.69	(3.10)	64	2.41	[b]
—	—	—	—	9.70	(3.00)	73	2.48	[b]
—	—	—	—	9.70	(3.00)	19,120	1.30	[b]
—	—	—	—	9.69	(3.10)	2	2.72	[b]

95

EMERGING MARKETS EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of net			Ratio of net
	investment	Ratio of		investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.11%	2.49%		(0.14)%	139%
2001 - Class B Shares	(0.29)	2.99		(0.54)	139
2001 - Class C Shares	(0.41)	2.99		(0.66)	139
2001 - Institutional Shares	0.63	1.84		0.38	139
2001 - Service Shares	0.97	2.34		0.18	139

2000 - Class A Shares	(0.49)	2.30		(0.68)	125
2000 - Class B Shares	(1.00)	2.80		(1.19)	125
2000 - Class C Shares	(0.96)	2.80		(1.15)	125
2000 - Institutional Shares	0.13	1.65		(0.06)	125
2000 - Service Shares	0.14	2.15		(0.05)	125

For the Seven Months Ended August 31,
1999 - Class A Shares	(0.15)[b]	2.41	[b]	(0.52)[b]	63
1999 - Class B Shares	(0.71)[b]	2.91	[b]	(1.08)[b]	63
1999 - Class C Shares	(0.85)[b]	2.91	[b]	(1.22)[b]	63
1999 - Institutional Shares	0.50 [b]	1.76	[b]	0.13 [b]	63
1999 - Service Shares	0.12 [b]	2.26	[b]	(0.25)[b]	63

For the Year Ended January 31,
1999 - Class A Shares	0.80	2.53		0.36	154
1999 - Class B Shares	0.19	3.03		(0.25)	154
1999 - Class C Shares	0.28	3.03		(0.16)	154
1999 - Institutional Shares	1.59	1.79		1.15	154
1999 - Service Shares	(1.84)	2.29		(2.28)	154

For the Period Ended January 31,
1998 - Class A Shares (commenced December 15, 1997)	0.55 [b]	5.88	[b]	(3.43)[b]	3
1998 - Class B Shares (commenced December 15, 1997)	0.05 [b]	6.39	[b]	(3.93)[b]	3
1998 - Class C Shares (commenced December 15, 1997)	(0.27)[b]	6.46	[b]	(4.25)[b]	3
1998 - Institutional Shares (commenced December 15, 1997)	0.80 [b]	5.28	[b]	(3.18)[b]	3
1998 - Service Shares (commenced December 15, 1997)	(0.05)[b]	6.70	[b]	(4.03)[b]	3

96

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97

ASIA GROWTH FUND

		Income (loss) from
		investment operations

	Net asset	Net		Total
	value,	investment	Net realized	from
	beginning	income	and unrealized	investment
	of period	(loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$11.16	$0.04 [c]	$(3.13)	$(3.09)
2001 - Class B Shares	10.91	— [c]	(3.04)	(3.04)
2001 - Class C Shares	10.88	(0.01)[c]	(3.02)	(3.03)
2001 - Institutional Shares	11.41	0.13 [c]	(3.22)	(3.09)

2000 - Class A Shares	11.07	(0.05)[c]	0.14	0.09
2000 - Class B Shares	10.88	(0.11)[c]	0.14	0.03
2000 - Class C Shares	10.85	(0.11)[c]	0.14	0.03
2000 - Institutional Shares	11.24	0.01 [c]	0.16	0.17

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	7.79	(0.02)	3.30	3.28
1999 - Class B Shares	7.68	(0.04)	3.24	3.20
1999 - Class C Shares	7.68	(0.04)	3.21	3.17
1999 - Institutional Shares	7.91	0.01	3.36	3.37

For the Years Ended January 31,
1999 - Class A Shares	8.38	0.07	(0.66)	(0.59)
1999 - Class B Shares	8.31	0.01	(0.64)	(0.63)
1999 - Class C Shares	8.29	—	(0.61)	(0.61)
1999 - Institutional Shares	8.44	0.03	(0.56)	(0.53)

1998 - Class A Shares	16.31	—	(7.90)	(7.90)
1998 - Class B Shares	16.24	0.01	(7.91)	(7.90)
1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01	(7.42)	(7.41)
1998 - Institutional Shares	16.33	0.10	(7.96)	(7.86)

1997 - Class A Shares	16.49	0.06	(0.11)	(0.05)
1997 - Class B Shares (commenced May 1, 1996)	17.31	(0.05)	(0.48)	(0.53)
1997 - Institutional Shares (commenced February 2, 1996)	16.61	0.04	(0.11)	(0.07)

See page 101 for all footnotes.

98

APPENDIX B

Distributions to shareholders

						Net	Ratio of
	In excess	From				assets	net
From net	of net	net		Net asset		at end	expenses
investment	investment	realized	Total	value, end	Total	of period	to average
income	income	gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$—	$—	$8.07	(27.53)%	$33,854	1.85%
—	—	—	—	7.87	(27.80)	3,645	2.35
—	—	—	—	7.85	(27.78)	1,010	2.35
—	—	—	—	8.32	(26.93)	3,055	1.20

—	—	—	—	11.16	0.72	86,458	1.85
—	—	—	—	10.91	0.18	6,849	2.35
—	—	—	—	10.88	0.18	2,265	2.35
—	—	—	—	11.41	1.42	5,236	1.20

—	—	—	—	11.07	42.11	84,269	1.85	[b]
—	—	—	—	10.88	41.67	7,258	2.35	[b]
—	—	—	—	10.85	41.28	2,281	2.35	[b]
—	(0.04)	—	(0.04)	11.24	42.61	12,363	1.20	[b]

—	—	—	—	7.79	(7.04)	59,940	1.93
—	—	—	—	7.68	(7.58)	4,190	2.45
—	—	—	—	7.68	(7.36)	999	2.45
—	—	—	—	7.91	(6.28)	4,200	1.16

—	(0.03)	—	(0.03)	8.38	(48.49)	87,437	1.75
—	(0.03)	—	(0.03)	8.31	(48.70)	3,359	2.30
—	(0.03)	—	(0.03)	8.29	(47.17)	436	2.35	[b]
(0.03)	—	—	(0.03)	8.44	(48.19)	874	1.11

(0.12)	—	(0.01)	(0.13)	16.31	(1.01)	263,014	1.67
(0.51)	(0.03)	—	(0.54)	16.24	(6.02)	3,354	2.21	[b]
(0.11)	(0.06)	(0.04)	(0.21)	16.33	(1.09)	13,322	1.10	[b]

99

ASIA GROWTH FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net			net
	investment			investment
	income	Ratio of		income
	(loss)	expenses		(loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.41%	2.57%		(0.31)%	314%
2001 - Class B Shares	(0.04)	3.07		(0.76)	314
2001 - Class C Shares	(0.07)	3.07		(0.79)	314
2001 - Institutional Shares	1.41	1.92		0.69	314

2000 - Class A Shares	(0.39)	2.30		(0.84)	207
2000 - Class B Shares	(0.91)	2.80		(1.36)	207
2000 - Class C Shares	(0.91)	2.80		(1.36)	207
2000 - Institutional Shares	0.12	1.65		(0.33)	207

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.38)[b]	2.27	[b]	(0.80)[b]	97
1999 - Class B Shares	(0.90)[b]	2.77	[b]	(1.32)[b]	97
1999 - Class C Shares	(0.89)[b]	2.77	[b]	(1.31)[b]	97
1999 - Institutional Shares	(0.14)[b]	1.62	[b]	(0.28)[b]	97

For the Years Ended January 31,
1999 - Class A Shares	0.63	2.48		0.08	106
1999 - Class B Shares	0.10	2.97		(0.42)	106
1999 - Class C Shares	0.10	2.97		(0.42)	106
1999 - Institutional Shares	1.10	1.68		0.58	106

1998 - Class A Shares	0.31	1.99		0.07	105
1998 - Class B Shares	(0.29)	2.50		(0.49)	105
1998 - Class C Shares (commenced August 15, 1997)	(0.26)[b]	2.55	[b]	(0.46)[b]	105
1998 - Institutional Shares	0.87	1.31		0.67	105

1997 - Class A Shares	0.20	1.87		—	48
1997 - Class B Shares (commenced May 1, 1996)	(0.56)[b]	2.37	[b]	(0.72)[b]	48
1997 - Institutional Shares (commenced February 2, 1996)	0.54 [b]	1.26	[b]	0.38 [b]	48

100

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.

101

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Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs CORE International Equity Fund
4	Goldman Sachs International Equity Fund
5	Goldman Sachs European Equity Fund
6	Goldman Sachs Japanese Equity Fund
8	Goldman Sachs International Growth Opportunities Fund
9	Goldman Sachs Emerging Markets Equity Fund
11	Goldman Sachs Asia Growth Fund

14 Other Investment Practices and Securities

18 Principal Risks of the Funds

21 Fund Performance

30 Fund Fees and Expenses

34 Service Providers

42 Dividends

43 Shareholder Guide
43	How To Buy Shares
46	How to Sell Shares

51 Taxation

53 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

74 Appendix B Financial Highlights

    International Equity Funds
    Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database: http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

EQINTLPROSVC

Prospectus

Institutional Shares
December 28, 2001

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■	Goldman Sachs CORESM International Equity Fund

■	Goldman Sachs International Equity Fund

■	Goldman Sachs European Equity Fund

■	Goldman Sachs Japanese Equity Fund

■	Goldman Sachs International Growth Opportunities Fund

■	Goldman Sachs Emerging Markets Equity Fund

■	Goldman Sachs Asia Growth Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

  General Investment
  Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

Goldman Sachs’ Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.
■ Returns are variable	Seeks to capitalize on variability of market and regional returns through asset allocation decisions.
■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.
■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.
■ Portfolio risk must be carefully analyzed and monitored	Seeks to systematically monitor and manage risk through diversification, multifactor risk models and currency management.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

1

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection
The CORE Fund uses the Goldman Sachs proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Value (How is the company priced relative to fundamental accounting measures?)
■	Price Momentum (What are medium-term price trends?)
■	Earnings Momentum (Are company profit expectations growing?)
■	Stability (How likely is the risk of earnings disappointment?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE Portfolio Construction
Portfolio risk is monitored with the use of a sophisticated risk model, which measures the portfolio’s exposure to a variety of risk factors and estimates the associated volatility. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund benchmark. In addition, the CORE International Equity Fund utilizes proprietary quantitative models to allocate assets across countries.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

2

  Fund Investment Objectives
  and Strategies

Goldman Sachs CORE International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

3

  Goldman Sachs
  International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  European Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Europe Index (unhedged)

Investment Focus:	Equity investments in European issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in European issuers. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

A European issuer is a company that either:

■	Has a class of its securities whose principal securities market is in one or more European countries;
■	Is organized under the laws of, or has a principal office in, a European country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more European countries; or
■	Maintains 50% or more of its assets in one or more European countries.

The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund’s assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund’s assets will be invested in the equity securities of large-cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid-cap companies and small-cap companies, as well as companies located in emerging countries in Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-European countries including emerging countries located in Latin and South America, Africa and Asia, and in fixed-income securities, such as government, corporate and bank debt obligations.

5

  Goldman Sachs
  Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity investments in Japanese issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Japanese issuers. A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities market is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese issuers will expose it to the risks of adverse social, political and economic events which occur in Japan or affect the Japanese markets. These risks, some of which are discussed briefly below, may adversely affect the ability of the Fund to achieve its investment objective.

Japan’s economy, the second largest among developed nations, grew substantially after World War II. More recently, however, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has drifted between modest growth and recession. Currently, Japan has been experiencing stagnant consumer demand and rising unemployment. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. The current Prime Minister, shortly after taking office in April 2001, announced the outlines of a reform agenda to revitalize the economy. However, in November 2001, the credit rating of Japanese Government debt was downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to affect Japan’s economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan’s banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights are also not always enforced. For most of the 1990’s, Japanese securities markets experienced significant declines. Although the stock markets exhibited strength in 1999, they again generally declined in 2000 and through the first three quarters of 2001.

The common stock of many Japanese companies have historically traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan’s relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/ demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in non-Japanese issuers and in fixed-income securities, such as government, corporate and bank debt obligations.

7

  Goldman Sachs
  International Growth Opportunities Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Small Cap Index (unhedged)

Investment Focus:	Small-cap foreign equity investments

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $4 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Free Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Egypt	■ Jordan	■ Philippines	■ Taiwan
■ Botswana	■ Greece	■ Kenya	■ Poland	■ Thailand
■ Brazil	■ Hong Kong	■ Malaysia	■ Russia	■ Turkey
■ Chile	■ Hungary	■ Mexico	■ Singapore	■ Venezuela
■ China	■ India	■ Morocco	■ South Africa	■ Zimbabwe
■ Colombia	■ Indonesia	■ Pakistan	■ South Korea
■ Czech Republic	■ Israel	■ Peru	■ Sri Lanka
9

Goldman Sachs Emerging Markets Equity Fund continued

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia Free ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Asian issuers.
An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Malaysia	■ South Korea
■ Hong Kong	■ Pakistan	■ Sri Lanka
■ India	■ Philippines	■ Taiwan
■ Indonesia	■ Singapore	■ Thailand

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

11

Goldman Sachs Asia Growth Fund continued

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers.

Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated. For example, on August 31, 2001 (the end of the Fund’s last fiscal year), 24.5% of the Fund’s assets were invested in securities that traded in Hong Kong.

Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Since that time countries in the region have experienced recession and government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some restructuring has been undertaken, there can be no assurance that these efforts will be successful or that their recent problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securities traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can be no assurance that Hong Kong will not be adversely affected by Chinese sovereignty or political developments. Furthermore, the reversion of Hong Kong to China has created additional uncertainty as to future currency valuations relative to the U.S. dollar. Because the Hong Kong stock market has significant exposure to the property market in Hong Kong, the Fund’s investments could be adversely affected by a decline in that market.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

12

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13

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending
collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment
purposes) (roman type)	CORE
• No specific percentage limitation on usage;	International	International	European
limited only by the objectives and strategies of the Fund	Equity	Equity	Equity
— Not permitted	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Cross Hedging of Currencies	•	•	•

Currency Swaps*	15	15	15

Custodial Receipts	•	•	•

Equity Swaps*	15	15	15

Foreign Currency Transactions	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	•

Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10

Options on Foreign Currencies[1]	•	•	•

Options on Securities and Securities Indices[2]	•	•	•

Unseasoned Companies	•	•	•

Warrants and Stock Purchase Rights	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1/3	33 1/3	33 1/3

Short Sales Against the Box	—	25	25

When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

14

OTHER INVESTMENT PRACTICES AND SECURITIES

	International	Emerging
Japanese	Growth	Markets
Equity	Opportunities	Equity	Asia Growth
Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3
•	•	•	•

15	15	15	15
•	•	•	•

15	15	15	15
•	•	•	•
•	•	•	•

10	10	10	10
•	•	•	•
•	•	•	•
•	•	•	•
•	•	•	•
•	•	•	•

33 1/3	33 1/3	33 1/3	33 1/3

25	25	25	25
•	•	•	•

15

10 Percent of Total Assets (excluding securities lending
collateral) (italic type)
10 Percent of Net Assets (including borrowings for
investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objectives and strategies	International	International	European
of the Fund	Equity	Equity	Equity
— Not permitted	Fund	Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•	•	•
Asset-Backed and Mortgage-Backed Securities[2]	—	•	•
Bank Obligations[1,2]	•	•	•
Convertible Securities	•	•	•
Corporate Debt Obligations[2]	• [4]	•	•
Equity Investments	80+	80+	80+
Emerging Country Securities	25	•	•
Fixed Income Securities[3]	20 [4]	20	20 [5]
Foreign Securities	•	•	•
Foreign Government Securities[2]	•	•	•
Non-Investment Grade Fixed Income Securities[2]	—	• [6]	• [6]
Real Estate Investment Trusts	•	•	•
Structured Securities*	•	•	•
Temporary Investments	35	100	100
U.S. Government Securities[2]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[1]	Issued by U.S. or foreign banks.
[2]	Limited by the amount the Fund invests in fixed-income securities.
[3]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investor’s Service, Inc. (“Moody’s”)).
[4]	Cash equivalents only.
[5]	The European Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) equity investments in issuers located in non-European countries; and (2) fixed-income securities.
[6]	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s at the time of investment.

16

OTHER INVESTMENT PRACTICES AND SECURITIES

International
Japanese		Growth	Emerging		Asia
Equity		Opportunities	Markets		Growth
Fund		Fund	Equity Fund		Fund

•		•	•		•
•		•	•		•
•		•	•		•
•		•	•		•
•		•	•		•
80	+	80 +	80	+	80	+
•		•	•		•
20	[7]	20 [8]	20	[9]	20	[10]
•		•	•		•
•		•	•		•
•	[6]	• [6]	•	[6]	•	[6]
•		•	•		•
•		•	•		•
100		100	35		100
•		•	•		•

[7]	The Japanese Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in non-Japanese issuers.
[8]	The International Growth Opportunities Fund may invest in the aggregate up to 20% of its Net Assets in (1) fixed-income securities; and (2) equity investments in companies with public stock market capitalizations of less than $100 million or more than $4 billion at the time of investment.
[9]	The Emerging Markets Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income investments in issuers in developed countries.

[10]	The Asia Growth Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

17

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	CORE				International	Emerging
• Applicable	International	International	European	Japanese	Growth	Markets	Asia
— Not applicable	Equity	Equity	Equity	Equity	Opportunities	Equity	Growth

Credit/ Default	•	•	•	•	•	•	•
Emerging Countries	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Small Cap	—	—	•	—	•	—	—
Foreign	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Management	•	•	•	•	•	•	•
Market	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
Stock	•	•	•	•	•	•	•
Geographic	•	•	•	•	•	•	•
Initial Public Offering (“IPO”)	•	—	•	•	•	•	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

18

PRINCIPAL RISKS OF THE FUNDS

■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

19

■	Geographic Risk—The European Equity Fund invests primarily in equity investments in European issuers. The Japanese Equity Fund invests primarily in equity investments in Japanese issuers. The Asia Growth Fund invests primarily in equity investments in Asian issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■	Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

20

  Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

21

CORE International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -23.19%. Best Quarter* Q4 ’98 +19.05% Worst Quarter* Q3 ’98 -15.84%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	-15.65%	2.75%
Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (unhedged)**	-13.92%	6.18%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees or expenses.

22

FUND PERFORMANCE

International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -27.31%. Best Quarter* Q4 ’99 +21.89% Worst Quarter* Q3 ’98 -14.25%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 2/7/96)	-13.29%	10.81%
MSCI® EAFE® (unhedged)**	-13.92%	7.33%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees or expenses.

23

European Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -27.76%. Best Quarter* Q4 ’99 +24.93% Worst Quarter* Q3 ’00 -6.79%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 10/1/98)	-4.57%	16.69%
MSCI® Europe Index (unhedged)**	-8.12%	11.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The MSCI® Europe Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

24

FUND PERFORMANCE

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -29.36%. Best Quarter* Q3 ’99 +23.29% Worst Quarter* Q4 ’00 -18.27%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 5/1/98)	-28.12%	13.98%
Tokyo Price Index (“TOPIX”) (unhedged)**	-33.31%	7.56%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees or expenses.

25

International Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -29.20%. Best Quarter* Q1 ’00 +14.71% Worst Quarter* Q4 ’00 -13.29%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 5/1/98)	-11.06%	12.80%
MSCI® EAFE® Small Cap Index (unhedged)**	-9.21%	-1.76%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes approximately 1,000 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees or expenses.

26

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -24.03%. Best Quarter* Q4 ’99 +30.18% Worst Quarter* Q3 ’98 -22.78%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 12/15/97)	-26.92%	-3.35%
MSCI® Emerging Markets Free (EMF) Index**	-30.54%	-2.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees or expenses.

27

Asia Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -23.82%. Best Quarter* Q2 ’99 +31.32% Worst Quarter* Q4 ’97 -27.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 2/2/96)	-27.46%	-10.46%
MSCI® All Country Asia Free ex-Japan Index (unhedged)**	-36.22%	-11.72%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in eleven Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees or expenses.

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29

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

CORE
	International	International	European
	Equity Fund	Equity Fund	Equity Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees	0.85%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.27%	0.18%	0.52%

Total Fund Operating Expenses*	1.12%	1.18%	1.52%

See page 32 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE
	International	International	European
	Equity Fund	Equity Fund	Equity Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees	0.85%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.16%	0.14%	0.14%

Total Fund Operating Expenses (after current expense limitations)	1.01%	1.14%	1.14%

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FUND FEES AND EXPENSES

	International	Emerging	Asia
Japanese	Growth	Markets	Growth
Equity Fund	Opportunities Fund	Equity Fund	Fund

None	None	None	None
None	None	None	None
None	None	None	None
None	None	None	None

1.00%	1.20%	1.20%	1.00%
None	None	None	None
0.64%	0.28%	0.64%	0.92%

1.64%	1.48%	1.84%	1.92%

	International	Emerging	Asia
Japanese	Growth	Markets	Growth
Equity Fund	Opportunities Fund	Equity Fund	Fund

1.00%	1.20%	1.20%	1.00%
None	None	None	None
0.15%	0.20%	0.39%	0.20%

1.15%	1.40%	1.59%	1.20%

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Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses of the Funds not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

CORE International Equity	0.12%
International Equity	0.10%
European Equity	0.10%
Japanese Equity	0.11%
International Growth Opportunities	0.16%
Emerging Markets Equity	0.35%
Asia Growth	0.16%
32

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE International Equity	$114	$356	$617	$1,363

International Equity	$120	$375	$649	$1,432

European Equity	$155	$480	$829	$1,813

Japanese Equity	$167	$517	$892	$1,944

International Growth Opportunities	$151	$468	$808	$1,768

Emerging Markets Equity	$187	$579	$995	$2,159

Asia Growth	$195	$603	$1,037	$2,243

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

33

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	CORE International Equity

Goldman Sachs Asset Management International (“GSAMI”) Procession House 55 Ludgate Hill London, England EC4M 7JW	International Equity European Equity Japanese Equity International Growth Opportunities Emerging Markets Equity Asia Growth

GSAM and GSAMI are business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of September 30, 2001, GSAM and GSAMI, along with other units of IMD, had assets under management of $295.9 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

34

SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2001

GSAM:

CORE International Equity	0.85%	0.85%

GSAMI:

International Equity	1.00%	1.00%

European Equity	1.00%	1.00%

Japanese Equity	1.00%	1.00%

International Growth Opportunities	1.20%	1.20%

Emerging Markets Equity	1.20%	1.20%

Asia Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its

35

acquisition of Commodities Corporation, LLC (now Goldman Sachs Princeton LLC) where he was and continues as President. Over the course of his 20-year career at Commodities Corporation (now Goldman Sachs Princeton LLC), Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

International Equity Portfolio Management Team

■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	Team manages over $33.1 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAM

______________________________________________________________________________________________________________

London-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert G. Collins Managing Director Co-Head of International Equity Management Team	Senior Portfolio Manager— International Equity	Since 2001	Mr. Collins joined the International Equity Management Team as Co-Head in 2001. From 1997 to 2001, Mr. Collins was a portfolio manager and Co-Chair of the Growth Equity Investment Committee. From 1991 to 1997, he was a portfolio manager at Liberty Investment Management, Inc.

David Dick Executive Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Dick joined the Investment Adviser as a senior portfolio manager on the European Equity team in 1998. From 1990 to 1998, he was with Mercury Asset Management, where he was a portfolio manager for European equity and was head of Mercury’s European sector strategy.

Hywel George Executive Director	Senior Portfolio Manager— European Equity	Since 2000	Mr. George joined the Investment Adviser as Head of the UK Equity Portfolio Management in 1999 and is currently responsible for the European Equity portfolio construction process. From 1988 to 1999, he was a UK Equity Fund manager at Mercury Asset Management.

36

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Mark Ferguson Executive Director	Senior Portfolio Manager— International Growth Opportunities	Since 2000	Mr. Ferguson joined the Investment Adviser as Co-Head of European Equity Research in March 1999 and joined the Specialist Team in November 2000. From October 1993 to February 1999, he was a research analyst/fund manager in the Continental Europe team at Schroder Investment Management.

Susan Noble Managing Director Co-Head of International Equity Management Team	Senior Portfolio Manager— International Equity	Since 1998	Ms. Noble joined the Investment Adviser as a senior portfolio manager and head of the European Equity Team in October 1997. From 1986 to 1997, she worked at Fleming Investment Management in London, where she most recently was Portfolio Management Director for the European equity investment strategy and process.

Robert Stewart Executive Director	Senior Portfolio Manager— International Equity	Since 1999	Mr. Stewart joined the Investment Adviser as a portfolio manager in 1996. He is a member of the European Equity Team. From 1996 to 1998, he was a portfolio manager in Japan where he managed Japanese Equity Institutional Portfolios. From 1989 to 1996, Mr. Stewart was a portfolio manager at CINMan where he managed international equities.

Gabriella Antici Executive Director	Senior Portfolio Manager— Emerging Markets Equity	Since 1998	Ms. Antici joined the Investment Adviser as a portfolio manager in 1997. From 1994 to 1997, she was a Vice President for HSBC Asset Management, where she was a portfolio manager for emerging markets and head of the Latin American Department.

Julian Abel Executive Director	Senior Portfolio Manager— European Equity	Since 1998	Mr. Abel joined the Investment Adviser as a portfolio manager in 1996. Prior to that he was a portfolio manager at CINMan managing US equities from 1992 to 1996, after managing UK equities from 1986 to 1992.

37

New York-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Mark M. Carhart Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Carhart joined the Investment Adviser as a member of the Quantitative Research and Risk Management team in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Len Ioffe Vice President	Senior Portfolio Manager— CORE International Equity	Since 2001	Mr. Ioffe joined the Investment Adviser as an associate in 1995. He became a portfolio manager in 1996.

Raymond J. Iwanowski Managing Director	Portfolio Manager— CORE International Equity	Since 1998	Mr. Iwanowski joined the Investment Adviser as an associate and portfolio manager in 1997. From 1993 to 1997, he was a Vice President and head of the Fixed Derivatives Client Research group at Salomon Brothers.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE International Equity	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

38

SERVICE PROVIDERS

Singapore-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Siew-Hua Thio Vice President	Portfolio Manager— Asia Growth Emerging Markets Equity International Equity International Growth Opportunities	Since 1998 1998 1998 1998	Ms. Thio joined the Investment Adviser as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore. From 1993 to 1997, she was a research analyst at the same firm.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth Emerging Markets Equity	Since 1994 1994 1998 2001 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

39

Tokyo-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Toshiyuki Ejima Vice President	Portfolio Manager— Japanese Equity	Since 1999	Mr. Ejima joined the Investment Adviser as a portfolio manager in April 1999. Prior to that he was a portfolio manager at Daiichi Mutual Life from 1993 to 1999 where he managed Japanese equities.

Shigeka Kouda Vice President	Portfolio Manager— International Growth Opportunities Japanese Equity	Since 1998 2001	Mr. Kouda joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was at the Fixed Income Division of Goldman Sachs (Japan) Limited, where he was extensively involved in emerging markets trading as well as International Fixed Income institutional sales.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity International Equity International Growth Opportunities Asia Growth Emerging Markets Equity	Since 1994 1994 1998 2001 2001	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.

Miyako Shibamoto Vice President	Portfolio Manager— Japanese Equity	Since 1998	Ms. Shibamoto joined the Investment Adviser as a member of the Japanese Equity team in March 1998. From 1993 to 1998, she was a Vice President at Scudder Stevens and Clark (Japan).

40

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER
ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

41

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

42

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and

43

the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

44

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of

45

  frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a   subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

46

SHAREHOLDER GUIDE

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm

47

that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

48

SHAREHOLDER GUIDE

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

49

Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be

50

SHAREHOLDER GUIDE

subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

52

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made prior to August 7, 2001, this withholding rate was 31%. For payments made between August 7, 2001 and December 31, 2001, the withholding rate is 30.5%. For 2002, the withholding rate will be 30%. Lower rates will apply in later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

54

APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only

55

then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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APPENDIX A

issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities a Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro’s existence, the exchange rates of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America

58

APPENDIX A

and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social

59

unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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APPENDIX A

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/ Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments,

61

domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited

62

APPENDIX A

number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

63

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value

64

APPENDIX A

of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased

65

by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

66

APPENDIX A

■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

67

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, if permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities

68

APPENDIX A

convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.TM The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is

69

intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits,

70

APPENDIX A

bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Invest-

71

ment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

72

APPENDIX A

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

73

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Funds’ financial statements, is included in the Funds’ annual reports (available upon request). The information for all periods prior to the period ended August 31, 2000, has been audited by the Funds’ previous independent accountants.

CORE INTERNATIONAL EQUITY FUND

		Income (loss) from
		investment operations

	Net asset	Net
	value,	investment	Net realized
	beginning	income	and unrealized
	of period	(loss)	gain (loss)

For the Years Ended August 31,
2001 - Class A Shares	$11.32	$— [c]	$(2.35)
2001 - Class B Shares	11.22	(0.04)[c]	(2.34)
2001 - Class C Shares	11.23	(0.04)[c]	(2.34)
2001 - Institutional Shares	11.48	0.07 [c]	(2.39)
2001 - Service Shares	11.36	0.02 [c]	(2.36)

2000 - Class A Shares	10.87	0.02 [c]	0.74
2000 - Class B Shares	10.81	(0.04)[c]	0.73
2000 - Class C Shares	10.82	(0.03)[c]	0.72
2000 - Institutional Shares	11.00	0.09 [c]	0.75
2000 - Service Shares	10.93	0.05 [c]	0.73

For the Seven-month Period Ended August 31,
1999 - Class A Shares	9.98	0.05	0.84
1999 - Class B Shares	9.95	0.01	0.85
1999 - Class C Shares	9.96	0.01	0.85
1999 - Institutional Shares	10.06	0.09	0.85
1999 - Service Shares	10.02	0.01	0.90

For the Year Ended January 31,
1999 - Class A Shares	9.22	(0.01)	0.79
1999 - Class B Shares	9.21	—	0.74
1999 - Class C Shares	9.22	—	0.74
1999 - Institutional Shares	9.24	0.05	0.80
1999 - Service Shares	9.23	—	0.81

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	10.00	—	(0.78)
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.02)	(0.77)
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)	(0.76)
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.02	(0.76)
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01	(0.78)

See page 101 for all footnotes.

74

APPENDIX B

	Distributions to
	shareholders

						Net
						assets	Ratio of net
Total from	From net			Net asset		at end of	expenses to
investment	investment	From net	Total	value, end	Total	period	average
operations	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(2.35)	$(0.04)	$(0.55)	$(0.59)	$8.38	(21.50)%	$108,955	1.66%
(2.38)	—	(0.55)	(0.55)	8.29	(21.93)	8,575	2.16
(2.38)	—	(0.55)	(0.55)	8.30	(21.91)	5,114	2.16
(2.32)	(0.11)	(0.55)	(0.66)	8.50	(21.02)	291,596	1.01
(2.34)	(0.06)	(0.55)	(0.61)	8.41	(21.37)	21	1.51

0.76	(0.05)	(0.26)	(0.31)	11.32	6.92	147,409	1.66
0.69	(0.02)	(0.26)	(0.28)	11.22	6.36	12,032	2.16
0.69	(0.02)	(0.26)	(0.28)	11.23	6.34	6,887	2.16
0.84	(0.10)	(0.26)	(0.36)	11.48	7.62	308,074	1.01
0.78	(0.09)	(0.26)	(0.35)	11.36	7.05	27	1.51

0.89	—	—	—	10.87	8.92	114,502	1.66	[b]
0.86	—	—	—	10.81	8.64	9,171	2.16	[b]
0.86	—	—	—	10.82	8.63	4,913	2.16	[b]
0.94	—	—	—	11.00	9.34	271,212	1.01	[b]
0.91	—	—	—	10.93	9.08	8	1.51	[b]

0.78	(0.02)	—	(0.02)	9.98	8.37	110,338	1.63
0.74	—	—	—	9.95	8.03	7,401	2.08
0.74	—	—	—	9.96	8.03	3,742	2.08
0.85	(0.03)	—	(0.03)	10.06	9.20	280,731	1.01
0.81	(0.02)	—	(0.02)	10.02	8.74	22	1.50

(0.78)	—	—	—	9.22	(7.66)	7,087	1.50	[b]
(0.79)	—	—	—	9.21	(7.90)	2,721	2.00	[b]
(0.78)	—	—	—	9.22	(7.80)	1,608	2.00	[b]
(0.74)	(0.02)	—	(0.02)	9.24	(7.45)	17,719	1.00	[b]
(0.77)	—	—	—	9.23	(7.70)	1	1.50	[b]

75

CORE INTERNATIONAL EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses to		income (loss)	Portfolio
	to average	average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	—%	1.77%		(0.11)%	93%
2001 - Class B Shares	(0.47)	2.27		(0.58)	93
2001 - Class C Shares	(0.44)	2.27		(0.55)	93
2001 - Institutional Shares	0.70	1.12		0.59	93
2001 - Service Shares	0.21	1.62		0.10	93

2000 - Class A Shares	0.14	1.75		0.05	92
2000 - Class B Shares	(0.36)	2.25		(0.45)	92
2000 - Class C Shares	(0.34)	2.25		(0.43)	92
2000 - Institutional Shares	0.78	1.10		0.69	92
2000 - Service Shares	0.33	1.60		0.24	92

For the Seven-month Period Ended August 31,
1999 - Class A Shares	0.78 [b]	1.76	[b]	0.68 [b]	65
1999 - Class B Shares	0.26 [b]	2.26	[b]	0.16 [b]	65
1999 - Class C Shares	0.23 [b]	2.26	[b]	0.13 [b]	65
1999 - Institutional Shares	1.43 [b]	1.11	[b]	1.33 [b]	65
1999 - Service Shares	0.07 [b]	1.61	[b]	(0.03)[b]	65

For the Year Ended January 31,
1999 - Class A Shares	(0.11)	1.94		(0.42)	195
1999 - Class B Shares	(0.03)	2.39		(0.34)	195
1999 - Class C Shares	(0.04)	2.39		(0.35)	195
1999 - Institutional Shares	0.84	1.32		0.53	195
1999 - Service Shares	0.02	1.81		(0.29)	195

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	(0.27)[b]	4.87	[b]	(3.90)[b]	25
1998 - Class B Shares (commenced August 15, 1997)	(0.72)[b]	5.12	[b]	(3.84)[b]	25
1998 - Class C Shares (commenced August 15, 1997)	(0.73)[b]	5.12	[b]	(3.85)[b]	25
1998 - Institutional Shares (commenced August 15, 1997)	0.59 [b]	4.12	[b]	(2.53)[b]	25
1998 - Service Shares (commenced August 15, 1997)	0.26 [b]	4.62	[b]	(2.86)[b]	25

76

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77

INTERNATIONAL EQUITY FUND

		Income (loss) from
		investment operations

	Net asset	Net		Total
	value,	investment	Net realized	from
	beginning	income	and unrealized	investment
	of period	(loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$23.59	$(0.02)[c]	$(5.80)	$(5.82)
2001 - Class B Shares	23.14	(0.12)[c]	(5.66)	(5.78)
2001 - Class C Shares	22.89	(0.11)[c]	(5.60)	(5.71)
2001 - Institutional Shares	24.06	0.11 [c]	(5.95)	(5.84)
2001 - Service Shares	23.65	0.02 [c]	(5.83)	(5.81)

2000 - Class A Shares	23.12	(0.03)[c]	3.41	3.38
2000 - Class B Shares	22.73	(0.16)[c]	3.38	3.22
2000 - Class C Shares	22.54	(0.14)[c]	3.35	3.21
2000 - Institutional Shares	23.49	0.14 [c]	3.46	3.60
2000 - Service Shares	23.14	(0.01)[c]	3.45	3.44

For the Seven Months Ended August 31,
1999 - Class A Shares	21.92	0.04	1.16	1.20
1999 - Class B Shares	21.63	(0.02)	1.12	1.10
1999 - Class C Shares	21.45	(0.03)	1.12	1.09
1999 - Institutional Shares	22.20	0.12 [c]	1.17 [c]	1.29
1999 - Service Shares	21.93	0.06	1.15	1.21

For the Years Ended January 31,
1999 - Class A Shares	19.85	(0.06)	3.24	3.18
1999 - Class B Shares	19.70	(0.17)	3.21	3.04
1999 - Class C Shares	19.56	(0.15)	3.15	3.00
1999 - Institutional Shares	19.97	0.03	3.31	3.34
1999 - Service Shares	19.84	(0.04)	3.24	3.20

1998 - Class A Shares	19.32	0.03	2.04	2.07
1998 - Class B Shares	19.24	(0.08)	2.02	1.94
1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)	(1.38)	(1.42)
1998 - Institutional Shares	19.40	0.10	2.11	2.21
1998 - Service Shares	19.34	0.02	2.06	2.08

1997 - Class A Shares	17.20	0.10	2.23	2.33
1997 - Class B Shares (commenced May 1, 1996)	18.91	(0.06)	0.60	0.54
1997 - Institutional Shares (commenced February 7, 1996)	17.45	0.04	2.15	2.19
1997 - Service Shares (commenced March 6, 1996)	17.70	(0.02)	1.87	1.85

See page 101 for all footnotes.

78

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(2.13)	$(2.13)	$15.64	(26.49)%	$1,068,155	1.79%

—	—	(2.13)	(2.13)	15.23	(26.86)	49,019	2.29

—	—	(2.13)	(2.13)	15.05	(26.85)	17,665	2.29

—	—	(2.13)	(2.13)	16.09	(26.03)	292,298	1.14

—	—	(2.13)	(2.13)	15.71	(26.41)	5,621	1.64

(0.10)	(0.24)	(2.57)	(2.91)	23.59	14.68	1,343,869	1.79
(0.07)	(0.17)	(2.57)	(2.81)	23.14	14.20	80,274	2.29
(0.09)	(0.20)	(2.57)	(2.86)	22.89	14.28	22,031	2.29
(0.14)	(0.32)	(2.57)	(3.03)	24.06	15.45	325,161	1.14
(0.11)	(0.25)	(2.57)	(2.93)	23.65	15.00	3,789	1.64

—	—	—	—	23.12	5.47	943,473	1.79	[b]
—	—	—	—	22.73	5.09	68,691	2.29	[b]
—	—	—	—	22.54	5.08	11,241	2.29	[b]
—	—	—	—	23.49	5.81	180,564	1.14	[b]
—	—	—	—	23.14	5.52	3,852	1.64	[b]

—	—	(1.11)	(1.11)	21.92	16.39	947,973	1.73
—	—	(1.11)	(1.11)	21.63	15.80	69,231	2.24
—	—	(1.11)	(1.11)	21.45	15.70	11,619	2.24
—	—	(1.11)	(1.11)	22.20	17.09	111,315	1.13
—	—	(1.11)	(1.11)	21.93	16.49	3,568	1.63

—	(0.30)	(1.24)	(1.54)	19.85	11.12	697,590	1.67
—	(0.25)	(1.23)	(1.48)	19.70	10.51	55,324	2.20
—	(0.38)	(1.24)	(1.62)	19.56	(5.92)	3,369	2.27	[b]
(0.07)	(0.33)	(1.24)	(1.64)	19.97	11.82	56,263	1.08
—	(0.35)	(1.23)	(1.58)	19.84	11.25	3,035	1.55

—	—	(0.21)	(0.21)	19.32	13.48	536,283	1.69
—	—	(0.21)	(0.21)	19.24	2.83	19,198	2.23	[b]
(0.03)	—	(0.21)	(0.24)	19.40	12.53	68,374	1.10	[b]
—	—	(0.21)	(0.21)	19.34	10.42	674	1.60	[b]

79

INTERNATIONAL EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss) to	expenses to		income (loss)	Portfolio
	average	average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,

2001 - Class A Shares	(0.10)%	1.83%		(0.14)%	63%

2001 - Class B Shares	(0.64)	2.33		(0.68)	63

2001 - Class C Shares	(0.62)	2.33		(0.66)	63

2001 - Institutional Shares	0.57	1.18		0.53	63

2001 - Service Shares	0.12	1.68		0.08	63

2000 - Class A Shares	(0.12)	1.84		(0.17)	80
2000 - Class B Shares	(0.65)	2.34		(0.70)	80
2000 - Class C Shares	(0.59)	2.34		(0.64)	80
2000 - Institutional Shares	0.54	1.19		0.49	80
2000 - Service Shares	(0.02)	1.69		(0.07)	80

For the Seven Months Ended August 31,
1999 - Class A Shares	0.31 [b]	1.84	[b]	0.26 [b]	61
1999 - Class B Shares	(0.19)[b]	2.34	[b]	(0.24)[b]	61
1999 - Class C Shares	(0.26)[b]	2.34	[b]	(0.31)[b]	61
1999 - Institutional Shares	0.89 [b]	1.19	[b]	0.84 [b]	61
1999 - Service Shares	0.47 [b]	1.69	[b]	0.42 [b]	61

For the Years Ended January 31,
1999 - Class A Shares	(0.28)	1.82		(0.37)	114
1999 - Class B Shares	(0.79)	2.32		(0.87)	114
1999 - Class C Shares	(0.98)	2.32		(1.06)	114
1999 - Institutional Shares	0.23	1.21		0.15	114
1999 - Service Shares	(0.18)	1.71		(0.26)	114

1998 - Class A Shares	(0.27)	1.80		(0.40)	41
1998 - Class B Shares	(0.90)	2.30		(1.00)	41
1998 - Class C Shares (commenced August 15, 1997)	(1.43)[b]	2.37	[b]	(1.53)[b]	41
1998 - Institutional Shares	0.30	1.18		0.20	41
1998 - Service Shares	(0.36)	1.65		(0.46)	41

1997 - Class A Shares	(0.07)	1.88		(0.26)	38
1997 - Class B Shares (commenced May 1, 1996)	(0.97)[b]	2.38	[b]	(1.12)[b]	38
1997 - Institutional Shares (commenced February 7, 1996)	0.43 [b]	1.25	[b]	0.28 [b]	38
1997 - Service Shares (commenced March 6, 1996)	(0.40)[b]	1.75	[b]	(0.55)[b]	38

80

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81

EUROPEAN EQUITY FUND

		Income (loss) from
		investment operations

	Net asset	Net
	value,	investment		Net realized
	beginning	income		and unrealized
	of period	(loss)		gain (loss)

For the Years Ended August 31,
2001 - Class A Shares	$13.82	$(0.02	) [c]	$(2.93)
2001 - Class B Shares	13.69	(0.07)[c]		(2.89)
2001 - Class C Shares	13.72	(0.07)[c]		(2.91)
2001 - Institutional Shares	14.00	0.08	[c]	(3.00)
2001 - Service Shares	13.86	0.02	[c]	(2.94)

2000 - Class A Shares	11.75	—	[c]	2.78
2000 - Class B Shares	11.71	(0.04)[c]		2.73
2000 - Class C Shares	11.72	(0.04)[c]		2.75
2000 - Institutional Shares	11.82	0.10	[c]	2.79
2000 - Service Shares	11.76	0.01	[c]	2.80

For the Seven Months Ended August 31,
1999 - Class A Shares	12.20	0.05		(0.50)
1999 - Class B Shares	12.19	0.03		(0.51)
1999 - Class C Shares	12.20	0.04		(0.52)
1999 - Institutional Shares	12.23	0.18		(0.59)
1999 - Service Shares	12.20	0.08		(0.52)

For the Period Ended January 31,
1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23
1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21
1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21
1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24
1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23

See page 101 for all footnotes.

82

APPENDIX B

	Distributions to shareholders

Total		In excess					Net assets
from	From net	of			Net asset		at end of	Ratio of
investment	investment	investment	From net	Total	value, end	Total	period	net expenses to
operations	income	income	realized gains	distributions	of period	return[a]	(in 000s)	average net assets

$(2.95)	$—	$—	$(1.56)	$(1.56)	$9.31	(23.47)%	$90,347	1.79%
(2.96)	—	—	(1.56)	(1.56)	9.17	(23.80)	2,727	2.29
(2.98)	—	—	(1.56)	(1.56)	9.18	(23.89)	1,195	2.29
(2.92)	—	(0.06)	(1.56)	(1.62)	9.46	(22.94)	10,713	1.14
(2.92)	—	—	(1.56)	(1.56)	9.38	(23.16)	2	1.64

2.78	—	—	(0.71)	(0.71)	13.82	24.04	139,966	1.79
2.69	—	—	(0.71)	(0.71)	13.69	23.32	4,538	2.29
2.71	—	—	(0.71)	(0.71)	13.72	23.48	1,482	2.29
2.89	—	—	(0.71)	(0.71)	14.00	24.85	14,630	1.14
2.81	—	—	(0.71)	(0.71)	13.86	24.28	2	1.64

(0.45)	—	—	—	—	11.75	(3.69)	74,862	1.79	[b]
(0.48)	—	—	—	—	11.71	(3.94)	879	2.29	[b]
(0.48)	—	—	—	—	11.72	(3.93)	388	2.29	[b]
(0.41)	—	—	—	—	11.82	(3.35)	5,965	1.14	[b]
(0.44)	—	—	—	—	11.76	(3.61)	2	1.64	[b]

2.20	—	—	—	—	12.20	22.00	61,151	1.79	[b]
2.19	—	—	—	—	12.19	21.90	432	2.29	[b]
2.20	—	—	—	—	12.20	22.00	587	2.29	[b]
2.23	—	—	—	—	12.23	22.30	12,740	1.14	[b]
2.20	—	—	—	—	12.20	22.00	2	1.64	[b]

83

EUROPEAN EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment			net investment
	income (loss)	Ratio of		income (loss)
	to	expenses		to	Portfolio
	average net	to average		average net	turnover
	assets	net assets		assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.16)%	2.17%		(0.54)%	110%
2001 - Class B Shares	(0.63)	2.67		(1.01)	110
2001 - Class C Shares	(0.64)	2.67		(1.02)	110
2001 - Institutional Shares	0.71	1.52		0.33	110
2001 - Service Shares	0.14	2.02		(0.24)	110

2000 - Class A Shares	0.02	2.17		(0.36)	98
2000 - Class B Shares	(0.27)	2.67		(0.65)	98
2000 - Class C Shares	(0.26)	2.67		(0.64)	98
2000 - Institutional Shares	0.70	1.52		0.32	98
2000 - Service Shares	0.09	2.02		(0.29)	98

For the Seven Months Ended August 31,
1999 - Class A Shares	0.80 [b]	2.29	[b]	0.30 [b]	55
1999 - Class B Shares	0.43 [b]	2.79	[b]	(0.07)[b]	55
1999 - Class C Shares	0.42 [b]	2.79	[b]	(0.08)[b]	55
1999 - Institutional Shares	1.53 [b]	1.64	[b]	1.03 [b]	55
1999 - Service Shares	1.10 [b]	2.14	[b]	0.60 [b]	55

For the Period Ended January 31,
1999 - Class A Shares (commenced October 1, 1998)	(1.19)[b]	2.80	[b]	(2.20)[b]	71
1999 - Class B Shares (commenced October 1, 1998)	(1.78)[b]	3.30	[b]	(2.79)[b]	71
1999 - Class C Shares (commenced October 1, 1998)	(1.83)[b]	3.30	[b]	(2.84)[b]	71
1999 - Institutional Shares (commenced October 1, 1998)	(0.33)[b]	2.15	[b]	(1.34)[b]	71
1999 - Service Shares (commenced October 1, 1998)	(0.69)[b]	2.65	[b]	(1.70)[b]	71

84

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85

JAPANESE EQUITY FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	loss	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$15.77	$(0.14)[c]	$(5.80)	$(5.94)
2001 - Class B Shares	15.63	(0.20)[c]	(5.73)	(5.93)
2001 - Class C Shares	15.58	(0.19)[c]	(5.71)	(5.90)
2001 - Institutional Shares	15.96	(0.08)[c]	(5.87)	(5.95)
2001 - Service Shares	15.83	(0.11)[c]	(5.83)	(5.94)

2000 - Class A Shares	16.24	(0.20)[c]	1.67	1.47
2000 - Class B Shares	16.14	(0.28)[c]	1.68	1.40
2000 - Class C Shares	16.16	(0.28)[c]	1.64	1.36
2000 - Institutional Shares	16.36	(0.09)[c]	1.67	1.58
2000 - Service Shares	16.22	(0.16)[c]	1.65	1.49

For the Seven Months Ended August 31,
1999 - Class A Shares	11.06	(0.06)	5.24	5.18
1999 - Class B Shares	11.03	(0.09)	5.20	5.11
1999 - Class C Shares	11.04	(0.08)	5.20	5.12
1999 - Institutional Shares	11.10	(0.03)	5.29	5.26
1999 - Service Shares	11.04	(0.06)	5.24	5.18

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)	1.12	1.06
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)	1.11	1.03
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)	1.13	1.04
1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)	1.13	1.11
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)	1.09	1.04

See page 101 for all footnotes.

86

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(1.01)	$(1.01)	$8.82	(39.60)%	$19,289	1.80%
—	—	(1.01)	(1.01)	8.69	(39.90)	2,281	2.30
—	—	(1.01)	(1.01)	8.67	(39.84)	2,242	2.30
—	—	(1.01)	(1.01)	9.00	(39.16)	2,285	1.15
—	—	(1.01)	(1.01)	8.88	(39.44)	2	1.65

—	(0.21)	(1.73)	(1.94)	15.77	8.47	69,741	1.74
—	(0.18)	(1.73)	(1.91)	15.63	8.12	5,783	2.24
—	(0.21)	(1.73)	(1.94)	15.58	7.82	4,248	2.24
—	(0.25)	(1.73)	(1.98)	15.96	9.14	27,768	1.09
—	(0.15)	(1.73)	(1.88)	15.83	8.65	3	1.59

—	—	—	—	16.24	46.84	34,279	1.70	[b]
—	—	—	—	16.14	46.33	4,219	2.20	[b]
—	—	—	—	16.16	46.41	3,584	2.20	[b]
—	—	—	—	16.36	47.40	22,709	1.05	[b]
—	—	—	—	16.22	46.92	3	1.55	[b]

—	—	—	—	11.06	10.60	8,391	1.64	[b]
—	—	—	—	11.03	10.30	1,427	2.15	[b]
—	—	—	—	11.04	10.40	284	2.15	[b]
(0.01)	—	—	(0.01)	11.10	11.06	11,418	1.03	[b]
—	—	—	—	11.04	10.43	2	1.53	[b]

87

JAPANESE EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	loss to	expenses to		loss to	Portfolio
	average net	average		average net	turnover
	assets	net assets		assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(1.19)%	2.29%		(1.68)%	75%
2001 - Class B Shares	(1.67)	2.79		(2.16)	75
2001 - Class C Shares	(1.65)	2.79		(2.14)	75
2001 - Institutional Shares	(0.64)	1.64		(1.13)	75
2001 - Service Shares	(0.94)	2.14		(1.43)	75

2000 - Class A Shares	(1.20)	2.10		(1.56)	61
2000 - Class B Shares	(1.67)	2.60		(2.03)	61
2000 - Class C Shares	(1.66)	2.60		(2.02)	61
2000 - Institutional Shares	(0.53)	1.45		(0.89)	61
2000 - Service Shares	(0.94)	1.95		(1.30)	61

For the Seven Months Ended August 31,
1999 - Class A Shares	(1.17)[b]	2.62	[b]	(2.09)[b]	45
1999 - Class B Shares	(1.57)[b]	3.12	[b]	(2.49)[b]	45
1999 - Class C Shares	(1.81)[b]	3.12	[b]	(2.73)[b]	45
1999 - Institutional Shares	(0.37)[b]	1.97	[b]	(1.29)[b]	45
1999 - Service Shares	(0.74)[b]	2.47	[b]	(1.66)[b]	45

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	(1.20)[b]	4.18	[b]	(3.74)[b]	53
1999 - Class B Shares (commenced May 1, 1998)	(1.76)[b]	4.69	[b]	(4.30)[b]	53
1999 - Class C Shares (commenced May 1, 1998)	(1.69)[b]	4.69	[b]	(4.23)[b]	53
1999 - Institutional Shares (commenced May 1, 1998)	(0.36)[b]	3.57	[b]	(2.90)[b]	53
1999 - Service Shares (commenced May 1, 1998)	(0.68)[b]	4.07	[b]	(3.22)[b]	53

88

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89

INTERNATIONAL GROWTH OPPORTUNITIES FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	loss	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$16.12	$(0.12)[c]	$(5.21)	$(5.33)
2001 - Class B Shares	15.98	(0.18)[c]	(5.16)	(5.34)
2001 - Class C Shares	15.97	(0.17)[c]	(5.16)	(5.33)
2001 - Institutional Shares	16.37	(0.05)[c]	(5.31)	(5.36)
2001 - Service Shares	16.16	(0.10)[c]	(5.23)	(5.33)

2000 - Class A Shares	13.24	(0.12)[c]	3.52	3.40
2000 - Class B Shares	13.19	(0.18)[c]	3.49	3.31
2000 - Class C Shares	13.19	(0.19)[c]	3.49	3.30
2000 - Institutional Shares	13.35	(0.03)[c]	3.57	3.54
2000 - Service Shares	13.24	(0.10)[c]	3.54	3.44

For the Seven-month Period Ended August 31,
1999 - Class A Shares	10.62	(0.03)	2.65	2.62
1999 - Class B Shares	10.61	(0.08)[c]	2.66	2.58
1999 - Class C Shares	10.61	(0.08)[c]	2.66	2.58
1999 - Institutional Shares	10.66	—	2.69	2.69
1999 - Service Shares	10.61	(0.02)	2.65	2.63

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)	0.66	0.62
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)	0.71	0.61
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)	0.67	0.61
1999 - Institutional Shares (commenced May 1, 1998)	10.00	—	0.67	0.67
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)	0.63	0.61

See page 101 for all footnotes.

90

APPENDIX B

Distributions to shareholders
						Ratio of
In excess					Net assets	net
of net			Net asset		at end of	expenses
investment	From net	Total	value, end	Total	period	to average
income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$(0.98)	$(0.98)	$9.81	(34.26)%	$161,849	2.05%
—	(0.98)	(0.98)	9.66	(34.64)	1,709	2.55
—	(0.98)	(0.98)	9.66	(34.60)	1,826	2.55
—	(0.98)	(0.98)	10.03	(33.90)	82,850	1.40
—	(0.98)	(0.98)	9.85	(34.17)	8	1.90

—	(0.52)	(0.52)	16.12	26.26	327,697	2.05
—	(0.52)	(0.52)	15.98	25.66	2,827	2.55
—	(0.52)	(0.52)	15.97	25.58	3,672	2.55
—	(0.52)	(0.52)	16.37	27.12	187,075	1.40
—	(0.52)	(0.52)	16.16	26.57	3	1.90

—	—	—	13.24	24.67	69,458	2.05	[b]
—	—	—	13.19	24.32	303	2.55	[b]
—	—	—	13.19	24.32	419	2.55	[b]
—	—	—	13.35	25.24	65,772	1.40	[b]
—	—	—	13.24	24.79	2	1.90	[b]

—	—	—	10.62	6.20	33,002	2.02	[b]
—	—	—	10.61	6.10	213	2.51	[b]
—	—	—	10.61	6.10	175	2.51	[b]
(0.01)	—	(0.01)	10.66	6.67	36,992	1.40	[b]
—	—	—	10.61	6.10	2	1.90	[b]

91

INTERNATIONAL GROWTH OPPORTUNITIES FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net			net
	investment	Ratio of		investment
	loss to	expenses to		loss	Portfolio
	average	average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(1.02)%	2.13%		(1.10)%	64%
2001 - Class B Shares	(1.51)	2.63		(1.59)	64
2001 - Class C Shares	(1.47)	2.63		(1.55)	64
2001 - Institutional Shares	(0.38)	1.48		(0.46)	64
2001 - Service Shares	(0.86)	1.98		(0.94)	64

2000 - Class A Shares	(0.79)	2.22		(0.96)	73
2000 - Class B Shares	(1.16)	2.72		(1.33)	73
2000 - Class C Shares	(1.23)	2.72		(1.40)	73
2000 - Institutional Shares	(0.19)	1.57		(0.36)	73
2000 - Service Shares	(0.63)	2.07		(0.80)	73

For the Seven-month Period Ended August 31,
1999 - Class A Shares	(0.68)[b]	2.42	[b]	(1.05)[b]	59
1999 - Class B Shares	(1.16)[b]	2.92	[b]	(1.53)[b]	59
1999 - Class C Shares	(1.21)[b]	2.92	[b]	(1.58)[b]	59
1999 - Institutional Shares	(0.05)[b]	1.77	[b]	(0.42)[b]	59
1999 - Service Shares	(0.35)[b]	2.27	[b]	(0.72)[b]	59

For the Period Ended January 31,
1999 - Class A Shares (commenced May 1, 1998)	(1.03)[b]	3.60	[b]	(2.61)[b]	96
1999 - Class B Shares (commenced May 1, 1998)	(1.30)[b]	4.09	[b]	(2.88)[b]	96
1999 - Class C Shares (commenced May 1, 1998)	(1.45)[b]	4.09	[b]	(3.03)[b]	96
1999 - Institutional Shares (commenced May 1, 1998)	(0.19)[b]	2.98	[b]	(1.77)[b]	96
1999 - Service Shares (commenced May 1, 1998)	(0.26)[b]	3.48	[b]	(1.84)[b]	96

92

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93

EMERGING MARKETS EQUITY FUND

		Income (loss) from
		investment operations

			Net
	Net asset	Net	realized	Total
	value,	investment	and	from
	beginning	income	unrealized	investment
	of period	(loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$10.83	$0.01 [c]	$(3.27)	$(3.26)
2001 - Class B Shares	10.72	(0.02)[c]	(3.25)	(3.27)
2001 - Class C Shares	10.75	(0.03)[c]	(3.25)	(3.28)
2001 - Institutional Shares	11.02	0.05 [c]	(3.33)	(3.28)
2001 - Service Shares	10.63	0.08 [c]	(3.23)	(3.15)

2000 - Class A Shares	9.26	(0.05)[c]	1.62	1.57
2000 - Class B Shares	9.21	(0.11)[c]	1.62	1.51
2000 - Class C Shares	9.24	(0.10)[c]	1.61	1.51
2000 - Institutional Shares	9.37	0.01 [c]	1.64	1.65
2000 Service Shares	9.05	0.01 [c]	1.57	1.58

For the Seven Months Ended August 31,
1999 - Class A Shares	7.04	(0.01)	2.23	2.22
1999 - Class B Shares	7.03	(0.03)	2.21	2.18
1999 - Class C Shares	7.05	(0.03)	2.22	2.19
1999 - Institutional Shares	7.09	0.02	2.26	2.28
1999 - Service Shares	6.87	0.01	2.17	2.18

For the Year Ended January 31,
1999 - Class A Shares	9.69	0.04	(2.40)	(2.36)
1999 - Class B Shares	9.69	0.03	(2.41)	(2.38)
1999 - Class C Shares	9.70	0.01	(2.39)	(2.38)
1999 - Institutional Shares	9.70	0.06	(2.36)	(2.30)
1999 - Service Shares	9.69	(0.13)	(2.41)	(2.28)

For the Period Ended January 31,
1998 - Class A Shares (commenced December 15, 1997)	10.00	—	(0.31)	(0.31)
1998 - Class B Shares (commenced December 15, 1997)	10.00	—	(0.31)	(0.31)
1998 - Class C Shares (commenced December 15, 1997)	10.00	—	(0.30)	(0.30)
1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01	(0.31)	(0.30)
1998 - Service Shares (commenced December 15, 1997)	10.00	—	(0.31)	(0.31)

See page 101 for all footnotes.

94

APPENDIX B

Distributions to shareholders

						Net
	In excess	From				assets	Ratio of
From net	of net	net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(0.36)	$(0.36)	$7.21	(30.55)%	$33,827	2.24%
—	—	(0.36)	(0.36)	7.09	(30.97)	1,498	2.74
—	—	(0.36)	(0.36)	7.11	(30.98)	656	2.74
—	—	(0.36)	(0.36)	7.38	(30.20)	74,483	1.59
—	—	(0.36)	(0.36)	7.12	(30.08)	8	1.55

—	—	—	—	10.83	16.95	64,279	2.11
—	—	—	—	10.72	16.40	2,187	2.61
—	—	—	—	10.75	16.34	1,304	2.61
—	—	—	—	11.02	17.61	145,774	1.46
—	—	—	—	10.63	17.46	2	1.96

—	—	—	—	9.26	31.53	65,698	2.04	[b]
—	—	—	—	9.21	31.01	972	2.54	[b]
—	—	—	—	9.24	31.06	1,095	2.54	[b]
—	—	—	—	9.37	32.16	108,574	1.39	[b]
—	—	—	—	9.05	31.73	2	1.89	[b]

(0.07)	(0.22)	—	(0.29)	7.04	(24.32)	52,704	2.09
(0.07)	(0.21)	—	(0.28)	7.03	(24.51)	459	2.59
(0.07)	(0.20)	—	(0.27)	7.05	(24.43)	273	2.59
(0.08)	(0.23)	—	(0.31)	7.09	(23.66)	90,189	1.35
(0.07)	(0.21)	—	(0.28)	6.87	(26.17)	1	1.85

—	—	—	—	9.69	(3.10)	17,681	1.90	[b]
—	—	—	—	9.69	(3.10)	64	2.41	[b]
—	—	—	—	9.70	(3.00)	73	2.48	[b]
—	—	—	—	9.70	(3.00)	19,120	1.30	[b]
—	—	—	—	9.69	(3.10)	2	2.72	[b]

95

EMERGING MARKETS EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of net			Ratio of net
	investment	Ratio of		investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.11%	2.49%		(0.14)%	139%
2001 - Class B Shares	(0.29)	2.99		(0.54)	139
2001 - Class C Shares	(0.41)	2.99		(0.66)	139
2001 - Institutional Shares	0.63	1.84		0.38	139
2001 - Service Shares	0.97	2.34		0.18	139

2000 - Class A Shares	(0.49)	2.30		(0.68)	125
2000 - Class B Shares	(1.00)	2.80		(1.19)	125
2000 - Class C Shares	(0.96)	2.80		(1.15)	125
2000 - Institutional Shares	0.13	1.65		(0.06)	125
2000 - Service Shares	0.14	2.15		(0.05)	125

For the Seven Months Ended August 31,
1999 - Class A Shares	(0.15)[b]	2.41	[b]	(0.52)[b]	63
1999 - Class B Shares	(0.71)[b]	2.91	[b]	(1.08)[b]	63
1999 - Class C Shares	(0.85)[b]	2.91	[b]	(1.22)[b]	63
1999 - Institutional Shares	0.50 [b]	1.76	[b]	0.13 [b]	63
1999 - Service Shares	0.12 [b]	2.26	[b]	(0.25)[b]	63

For the Year Ended January 31,
1999 - Class A Shares	0.80	2.53		0.36	154
1999 - Class B Shares	0.19	3.03		(0.25)	154
1999 - Class C Shares	0.28	3.03		(0.16)	154
1999 - Institutional Shares	1.59	1.79		1.15	154
1999 - Service Shares	(1.84)	2.29		(2.28)	154

For the Period Ended January 31,
1998 - Class A Shares (commenced December 15, 1997)	0.55 [b]	5.88	[b]	(3.43)[b]	3
1998 - Class B Shares (commenced December 15, 1997)	0.05 [b]	6.39	[b]	(3.93)[b]	3
1998 - Class C Shares (commenced December 15, 1997)	(0.27)[b]	6.46	[b]	(4.25)[b]	3
1998 - Institutional Shares (commenced December 15, 1997)	0.80 [b]	5.28	[b]	(3.18)[b]	3
1998 - Service Shares (commenced December 15, 1997)	(0.05)[b]	6.70	[b]	(4.03)[b]	3

96

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97

ASIA GROWTH FUND

		Income (loss) from
		investment operations

	Net asset	Net		Total
	value,	investment	Net realized	from
	beginning	income	and unrealized	investment
	of period	(loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$11.16	$0.04 [c]	$(3.13)	$(3.09)
2001 - Class B Shares	10.91	— [c]	(3.04)	(3.04)
2001 - Class C Shares	10.88	(0.01)[c]	(3.02)	(3.03)
2001 - Institutional Shares	11.41	0.13 [c]	(3.22)	(3.09)

2000 - Class A Shares	11.07	(0.05)[c]	0.14	0.09
2000 - Class B Shares	10.88	(0.11)[c]	0.14	0.03
2000 - Class C Shares	10.85	(0.11)[c]	0.14	0.03
2000 - Institutional Shares	11.24	0.01 [c]	0.16	0.17

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	7.79	(0.02)	3.30	3.28
1999 - Class B Shares	7.68	(0.04)	3.24	3.20
1999 - Class C Shares	7.68	(0.04)	3.21	3.17
1999 - Institutional Shares	7.91	0.01	3.36	3.37

For the Years Ended January 31,
1999 - Class A Shares	8.38	0.07	(0.66)	(0.59)
1999 - Class B Shares	8.31	0.01	(0.64)	(0.63)
1999 - Class C Shares	8.29	—	(0.61)	(0.61)
1999 - Institutional Shares	8.44	0.03	(0.56)	(0.53)

1998 - Class A Shares	16.31	—	(7.90)	(7.90)
1998 - Class B Shares	16.24	0.01	(7.91)	(7.90)
1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01	(7.42)	(7.41)
1998 - Institutional Shares	16.33	0.10	(7.96)	(7.86)

1997 - Class A Shares	16.49	0.06	(0.11)	(0.05)
1997 - Class B Shares (commenced May 1, 1996)	17.31	(0.05)	(0.48)	(0.53)
1997 - Institutional Shares (commenced February 2, 1996)	16.61	0.04	(0.11)	(0.07)

See page 101 for all footnotes.

98

APPENDIX B

Distributions to shareholders

						Net	Ratio of
	In excess	From				assets	net
From net	of net	net		Net asset		at end	expenses
investment	investment	realized	Total	value, end	Total	of period	to average
income	income	gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$—	$—	$8.07	(27.53)%	$33,854	1.85%
—	—	—	—	7.87	(27.80)	3,645	2.35
—	—	—	—	7.85	(27.78)	1,010	2.35
—	—	—	—	8.32	(26.93)	3,055	1.20

—	—	—	—	11.16	0.72	86,458	1.85
—	—	—	—	10.91	0.18	6,849	2.35
—	—	—	—	10.88	0.18	2,265	2.35
—	—	—	—	11.41	1.42	5,236	1.20

—	—	—	—	11.07	42.11	84,269	1.85	[b]
—	—	—	—	10.88	41.67	7,258	2.35	[b]
—	—	—	—	10.85	41.28	2,281	2.35	[b]
—	(0.04)	—	(0.04)	11.24	42.61	12,363	1.20	[b]

—	—	—	—	7.79	(7.04)	59,940	1.93
—	—	—	—	7.68	(7.58)	4,190	2.45
—	—	—	—	7.68	(7.36)	999	2.45
—	—	—	—	7.91	(6.28)	4,200	1.16

—	(0.03)	—	(0.03)	8.38	(48.49)	87,437	1.75
—	(0.03)	—	(0.03)	8.31	(48.70)	3,359	2.30
—	(0.03)	—	(0.03)	8.29	(47.17)	436	2.35	[b]
(0.03)	—	—	(0.03)	8.44	(48.19)	874	1.11

(0.12)	—	(0.01)	(0.13)	16.31	(1.01)	263,014	1.67
(0.51)	(0.03)	—	(0.54)	16.24	(6.02)	3,354	2.21	[b]
(0.11)	(0.06)	(0.04)	(0.21)	16.33	(1.09)	13,322	1.10	[b]

99

ASIA GROWTH FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net			net
	investment			investment
	income	Ratio of		income
	(loss)	expenses		(loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.41%	2.57%		(0.31)%	314%
2001 - Class B Shares	(0.04)	3.07		(0.76)	314
2001 - Class C Shares	(0.07)	3.07		(0.79)	314
2001 - Institutional Shares	1.41	1.92		0.69	314

2000 - Class A Shares	(0.39)	2.30		(0.84)	207
2000 - Class B Shares	(0.91)	2.80		(1.36)	207
2000 - Class C Shares	(0.91)	2.80		(1.36)	207
2000 - Institutional Shares	0.12	1.65		(0.33)	207

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.38)[b]	2.27	[b]	(0.80)[b]	97
1999 - Class B Shares	(0.90)[b]	2.77	[b]	(1.32)[b]	97
1999 - Class C Shares	(0.89)[b]	2.77	[b]	(1.31)[b]	97
1999 - Institutional Shares	(0.14)[b]	1.62	[b]	(0.28)[b]	97

For the Years Ended January 31,
1999 - Class A Shares	0.63	2.48		0.08	106
1999 - Class B Shares	0.10	2.97		(0.42)	106
1999 - Class C Shares	0.10	2.97		(0.42)	106
1999 - Institutional Shares	1.10	1.68		0.58	106

1998 - Class A Shares	0.31	1.99		0.07	105
1998 - Class B Shares	(0.29)	2.50		(0.49)	105
1998 - Class C Shares (commenced August 15, 1997)	(0.26)[b]	2.55	[b]	(0.46)[b]	105
1998 - Institutional Shares	0.87	1.31		0.67	105

1997 - Class A Shares	0.20	1.87		—	48
1997 - Class B Shares (commenced May 1, 1996)	(0.56)[b]	2.37	[b]	(0.72)[b]	48
1997 - Institutional Shares (commenced February 2, 1996)	0.54 [b]	1.26	[b]	0.38 [b]	48

100

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.

101

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Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs CORE International Equity Fund
4	Goldman Sachs International Equity Fund
5	Goldman Sachs European Equity Fund
6	Goldman Sachs Japanese Equity Fund
8	Goldman Sachs International Growth Opportunities Fund
9	Goldman Sachs Emerging Markets Equity Fund
11	Goldman Sachs Asia Growth Fund

14 Other Investment Practices and Securities

18 Principal Risks of the Funds

21 Fund Performance

30 Fund Fees and Expenses

34 Service Providers

42 Dividends

43 Shareholder Guide
43	How To Buy Shares
47	How To Sell Shares

52 Taxation

54 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

74 Appendix B Financial Highlights

International Equity Funds
Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database: http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

EQINTLPROINS

Prospectus

Class A, B and C Shares
December 28, 2001

 GOLDMAN SACHS DOMESTIC EQUITY FUNDS

■	Goldman Sachs Balanced Fund

■	Goldman Sachs Growth and Income Fund

■	Goldman Sachs CORESM Large Cap Value Fund

■	Goldman Sachs CORESM U.S. Equity Fund

■	Goldman Sachs CORESM Large Cap Growth Fund

■	Goldman Sachs CORESM Small Cap Equity Fund

■	Goldman Sachs Capital Growth Fund

■	Goldman Sachs Strategic Growth Fund

■	Goldman Sachs Growth Opportunities Fund

■	Goldman Sachs Mid Cap Value Fund

■	Goldman Sachs Small Cap Value Fund

■	Goldman Sachs Large Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

  General Investment
  Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the “Investment Adviser.”

VALUE STYLE FUNDS

Goldman Sachs’ Value Investment Philosophy:
Through intensive, hands-on research our portfolio team seeks to identify:

1.	Well-positioned businesses that have:

■	Attractive returns on capital.
■	Sustainable earnings and cash flow.
■	Strong company management focused on long-term returns to shareholders.

2.	Attractive valuation opportunities where:

■	The intrinsic value of the business is not reflected in the stock price.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

Goldman Sachs’ Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection
The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in each Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

GENERAL INVESTMENT MANAGEMENT APPROACH

II. CORE Portfolio Construction
A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund’s benchmark.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

  Fund Investment Objectives
  and Strategies

Goldman Sachs Balanced Fund

FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large-cap U.S. equity investments and fixed-income securities

Investment Style:	Asset Allocation, with growth and value (blend) equity components

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds).

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, between 45% and 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. Although the Fund’s equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its Total Assets in foreign equity investments, including issuers in countries with emerging markets or economies (“emerging countries”) and equity investments quoted in foreign currencies. A portion of the Fund’s portfolio of equity investments may be selected primarily to provide current income (including interests in real estate investment trusts (“REITs”), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in fixed-income senior securities. The remainder of the Fund’s assets are invested in other fixed-income securities and cash.

The Fund’s fixed-income securities primarily include:

■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

  Goldman Sachs
  Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments with an emphasis on undervalued stocks

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

   Goldman Sachs
   CORE Large Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $250 million and $300 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

   Goldman Sachs
   CORE U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

   Goldman Sachs
   CORE Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Growth Index is currently between $206.7 million and $365.5 billion.

The Investment Adviser emphasizes a company’s growth prospects in analyzing equity investments to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

   Goldman Sachs
   CORE Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers which are included in the Russell 2000® Index at the time of investment.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $3.7 million and $2.4 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

  Goldman Sachs
  Strategic Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Growth Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P Midcap 400 Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

  Goldman Sachs
  Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $250 million and $15 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Small Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $12 million and $3 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

  Goldman Sachs
  Large Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $250 million and $300 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

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Other Investment Practices

and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these tech-niques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities
lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for
investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and
strategies of the Fund		Growth	CORE	CORE
— Not permitted	Balanced	and Income	Large Cap	U.S. Equity
	Fund	Fund	Value Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	15	—	—	—
Cross Hedging of Currencies	•	•	•	•
Custodial Receipts	•	•	•	•
Equity Swaps*	15	15	15	15
Foreign Currency Transactions**	•[1]	•	•	•
Futures Contracts and Options on Futures Contracts	•	•	•[2]	•[3]
Interest Rate Caps, Floors and Collars	•	—	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10
Loan Participations	•	—	—	—
Mortgage Dollar Rolls	•	—	—	—
Options on Foreign Currencies[4]	•	•	•	•
Options on Securities and Securities Indices[5]	•	•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	—	—
Unseasoned Companies	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.

[1]	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
[2]	The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index.
[3]	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
[4]	The Funds may purchase and sell call and put options.
[5]	The Funds may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

					Mid	Small	Large
CORE	CORE	Capital	Strategic	Growth	Cap	Cap	Cap
Large Cap	Small Cap	Growth	Growth	Opportunities	Value	Value	Value
Growth Fund	Equity Fund	Fund	Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	—	—	—	—	—	—
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
15	15	15	15	15	15	15	15
•	•	•	•	•	•	•	•
•2	•2	•	•	•	•	•	•
—	—	—	—	—	—	—	—
10	10	10	10	10	10	10	10
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
—	—	—	—	—	—	—	—
33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	25	25	25	25	25	25
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•

10 Percent of Total Assets (excluding securities
lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for
investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and		Growth	CORE	CORE
strategies of the Fund	Balanced	and Income	Large Cap	U.S. Equity
— Not permitted	Fund	Fund	Value Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•	•	•[6]	•[6]
Asset-Backed and Mortgage-Backed Securities[7]	•	•	—	—
Bank Obligations[7]	•	•	•	•
Convertible Securities[8]	•	•	•	•
Corporate Debt Obligations[7]	•	•	•[9]	•[9]
Equity Investments	45-65	65+	80+	90+
Emerging Country Securities	10 [10]	25[10]	—	—
Fixed Income Securities[11]	35-45 [12]	35	20[9]	10 [9]
Foreign Securities	10 [10]	25[10]	•[15]	•[15]
Foreign Government Securities[7]	•	—	—	—
Municipal Securities	•	—	—	—
Non-Investment Grade Fixed Income Securities	10 [16]	10[17]	—	—
Real Estate Investment Trusts	•	•	•	•
Stripped Mortgage Backed Securities[7]	•	—	—	—
Structured Securities*	•	•	•	•
Temporary Investments	100	100	35	35
U.S. Government Securities[7]	•	•	•	•
Yield Curve Options and Inverse Floating Rate Securities	•	—	—	—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[6]	The CORE Funds may not invest in European Depositary Receipts.
[7]	Limited by the amount the Fund invests in fixed-income securities.
[8]	Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor’s Service, Inc. (“Moody’s”). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
[9]	Cash equivalents only.

[10]	The Balanced, Growth and Income, Capital Growth, Strategic Growth and Growth Opportunities Funds may invest in the aggregate up to 10%, 25%, 10%, 10% and 10%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 25% of their Net Assets in foreign securities including emerging country securities.
[11]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s or Baa or higher by Moody’s).
[12]	The Balanced Fund invests at least 25% of its Total Assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.
[13]	The Mid Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (2) fixed-income securities.
[14]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.

OTHER INVESTMENT PRACTICES AND SECURITIES

					Mid	Small	Large
CORE	CORE	Capital	Strategic	Growth	Cap	Cap	Cap
Large Cap	Small Cap	Growth	Growth	Opportunities	Value	Value	Value
Growth Fund	Equity Fund	Fund	Fund	Fund	Fund	Fund	Fund

•[6]	•[6]	•	•	•	•	•	•
—	—	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•[9]	•[9]	•	•	•	•	•	•
80+	80+	90+	90+	90+	80+	80+	80+
—	—	10 [10]	10[10]	10[10]	25[10]	25[10]	—
20[9]	20[9]	•	•	•	20 [13]	20[14]	20
•[15]	•[15]	10 [10]	10[10]	10[10]	25[10]	25[10]	25
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	10 [17]	10[17]	10[17]	10 [18]	20[17]	10[17]
•	•	•	•	•	•	•	•
—	—	—	—	—	—	—	—
•	•	•	•	•	•	•	•
35	35	100	100	100	100	100	100
•	•	•	•	•	•	•	•
—	—	—	—	—	—	—	—

[15]	Equity securities of foreign issuers must be traded in the United States.
[16]	Must be at least BB or B by Standard & Poor’s or Ba or B by Moody’s at the time of investment.
[17]	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s at the time of investment.
[18]	Must be B or higher by Standard & Poor’s or B or higher by Moody’s at the time of investment.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insur-ance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

			CORE		CORE	CORE
		Growth	Large	CORE	Large	Small
• Applicable		and	Cap	U.S.	Cap	Cap
— Not applicable	Balanced	Income	Value	Equity	Growth	Equity
	Fund	Fund	Fund	Fund	Fund	Fund

Credit/ Default	•	•	•	•	•	•
Foreign	•	•	•	•	•	•
Emerging Countries	•	•	•	•	•	•
Small Cap	—	—	—	—	—	•
Stock	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•
Management	•	•	•	•	•	•
Market	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•
Initial Public Offering (“IPO”)	—	—	—	—	—	—

PRINCIPAL RISKS OF THE FUNDS

			Mid	Small	Large
Capital	Strategic	Growth	Cap	Cap	Cap
Growth	Growth	Opportunities	Value	Value	Value
Fund	Fund	Fund	Fund	Fund	Fund

•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	—	—	•	•	—
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	•	—	•	•	•

All Funds:

■	Credit/ Default Risk— The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk— The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk— The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk— The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk— The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk— The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk— The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk— The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk— The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market

PRINCIPAL RISKS OF THE FUNDS

conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).

Specific Funds:

■	Small Cap Risk— The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk— The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

  Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -8.90%. Best Quarter* Q2 ’97 +9.92% Worst Quarter* Q3 ’98 -8.71%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 10/12/94)
Including Sales Charges	-6.07%	8.32%	10.77%
S&P 500® Index**	-9.08%	18.30%	20.34%
Lehman Brothers Aggregate Bond Index***	11.59%	6.45%	8.11%

Class B (Inception 5/1/96)
Including CDSC	-6.23%	N/A	8.24%
S&P 500® Index**	-9.08%	N/A	18.02%
Lehman Brothers Aggregate Bond Index***	11.59%	N/A	7.46%

Class C (Inception 8/15/97)
Including CDSC	-2.25%	N/A	3.24%
S&P 500® Index**	-9.08%	N/A	12.60%
Lehman Brothers Aggregate Bond Index***	11.59%	N/A	10.46%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.
***	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees or expenses.

Growth and Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -17.50%. Best Quarter* Q2 ’97 +15.18% Worst Quarter* Q3 ’98 -16.97%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 2/5/93)
Including Sales Charges	-11.50%	7.36%	10.32%
S&P 500® Index**	-9.08%	18.30%	17.00%

Class B (Inception 5/1/96)
Including CDSC	-11.70%	N/A	6.47%
S&P 500® Index**	-9.08%	N/A	18.02%

Class C (Inception 8/15/97)
Including CDSC	-8.01%	N/A	-2.64%
S&P 500® Index**	-9.08%	N/A	12.60%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

FUND PERFORMANCE

CORE Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -11.61%. Best Quarter* Q2 ’99 +10.41% Worst Quarter* Q3 ’99 -8.52%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 12/31/98)
Including Sales Charges	-1.49%	3.54%
Russell 1000® Value Index**	7.00%	7.17%

Class B (Inception 12/31/98)
Including CDSC	-1.73%	4.16%
Russell 1000® Value Index**	7.00%	7.17%

Class C (Inception 12/31/98)
Including CDSC	2.42%	5.71%
Russell 1000® Value Index**	7.00%	7.17%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 1000® Value Index (inception date 1/1/99) is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.

CORE U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -19.40%. Best Quarter* Q4 ’98 +21.44% Worst Quarter* Q3 ’98 -14.69%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 5/24/91)
Including Sales Charges	-14.86%	15.17%	13.71%
S&P 500® Index**	-9.08%	18.30%	16.47%

Class B (Inception 5/1/96)
Including CDSC	-15.05%	N/A	14.72%
S&P 500® Index**	-9.08%	N/A	18.02%

Class C (Inception 8/15/97)
Including CDSC	-11.49%	N/A	9.80%
S&P 500® Index**	-9.08%	N/A	12.60%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

FUND PERFORMANCE

CORE Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -30.76%. Best Quarter* Q4 ’98 +25.47% Worst Quarter* Q4 ’00 -21.81%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 5/1/97)
Including Sales Charges	-26.69%	16.90%
Russell 1000® Growth Index**	-22.37%	16.34%

Class B (Inception 5/1/97)
Including CDSC	-26.84%	13.61%
Russell 1000® Growth Index**	-22.37%	16.34%

Class C (Inception 8/15/97)
Including CDSC	-23.76%	10.07%
Russell 1000® Growth Index**	-22.37%	12.34%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.

CORE Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -14.80%. Best Quarter* Q4 ’99 +15.26% Worst Quarter* Q3 ’98 -24.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 8/15/97)
Including Sales Charges	-2.89%	4.23%
Russell 2000® Index**	-3.02%	6.11%

Class B (Inception 8/15/97)
Including CDSC	-3.12%	4.31%
Russell 2000® Index**	-3.02%	6.11%

Class C (Inception 8/15/97)
Including CDSC	0.94%	5.28%
Russell 2000® Index**	-3.02%	6.11%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees or expenses.

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -23.02%. Best Quarter* Q4 ’98 +24.31% Worst Quarter* Q3 ’98 -11.44%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 4/20/90)
Including Sales Charges	-12.74%	19.50%	18.87%	16.92%
S&P 500® Index**	-9.08%	18.30%	17.44%	16.33%

Class B (Inception 5/1/96)
Including CDSC	-12.96%	N/A	N/A	19.30%
S&P 500® Index**	-9.08%	N/A	N/A	18.02%

Class C (Inception 8/15/97)
Including CDSC	-9.27%	N/A	N/A	15.72%
S&P 500® Index**	-9.08%	N/A	N/A	12.60%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

Strategic Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -24.75%. Best Quarter* Q1 ’00 +1.33% Worst Quarter* Q4 ’00 -7.94%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 5/24/99)
Including Sales Charges	-12.54%	3.09%
S&P 500® Index**	-9.08%	0.31%

Class B (Inception 5/24/99)
Including CDSC	-12.66%	3.57%
S&P 500® Index**	-9.08%	0.31%

Class C (Inception 5/24/99)
Including CDSC	-9.07%	6.05%
S&P 500® Index**	-9.08%	0.31%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

FUND PERFORMANCE

Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -15.51%. Best Quarter* Q1 ’00 +16.35% Worst Quarter* Q4 ’00 +0.68%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 5/24/99)
Including Sales Charges	18.94%	45.79%
S&P Midcap 400 Index**	17.45%	17.84%

Class B (Inception 5/24/99)
Including CDSC	19.69%	48.45%
S&P Midcap 400 Index**	17.45%	17.84%

Class C (Inception 5/24/99)
Including CDSC	24.01%	49.92%
S&P Midcap 400 Index**	17.45%	17.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P Midcap 400 Index is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

Mid Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -1.06%. Best Quarter* Q2 ’99 +21.13% Worst Quarter* Q3 ’98 -20.87%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 8/15/97)
Including Sales Charges	24.41%	5.21%
Russell Midcap® Value Index**	19.13%	10.01%

Class B (Inception 8/15/97)
Including CDSC	25.76%	5.31%
Russell Midcap® Value Index**	19.13%	10.01%

Class C (Inception 8/15/97)
Including CDSC	29.58%	6.26%
Russell Midcap® Value Index**	19.13%	10.01%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.

FUND PERFORMANCE

Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was +3.19%. Best Quarter* Q2 ’99 +30.13% Worst Quarter* Q3 ’98 -32.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Class A (Inception 10/22/92)
Including Sales Charges	24.81%	10.00%	10.37%
Russell 2000® Value Index**	22.74%	12.59%	14.98%

Class B (Inception 5/1/96)
Including CDSC	25.93%	N/A	7.18%
Russell 2000® Value Index**	22.74%	N/A	11.86%

Class C (Inception 8/15/97)
Including CDSC	29.89%	N/A	3.57%
Russell 2000® Value Index**	22.74%	N/A	6.86%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.

Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2001 was -12.14%. Best Quarter* Q3 ’00 +8.56% Worst Quarter* Q2 ’00 -2.02%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Class A (Inception 12/15/99)
Including Sales Charges	4.13%	3.94%
Russell 1000® Value Index**	7.00%	8.63%

Class B (Inception 12/15/99)
Including CDSC	4.26%	4.92%
Russell 1000® Value Index**	7.00%	8.63%

Class C (Inception 12/15/99)
Including CDSC	8.28%	8.74%
Russell 1000® Value Index**	7.00%	8.63%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	Balanced Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.44%		0.44%		0.44%

Total Fund Operating Expenses*	1.34%		2.09%		2.09%

See page 51 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Invest-ment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Balanced Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.15%	1.90%	1.90%

Fund Fees and Expenses continued

	Growth and Income Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.70%		0.70%		0.70%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.26%		0.26%		0.26%

Total Fund Operating Expenses*	1.21%		1.96%		1.96%

See page 51 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Invest-ment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Growth and Income Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.24%	0.24%	0.24%

Total Fund Operating Expenses (after current expense limitations)	1.19%	1.94%	1.94%

FUND FEES AND EXPENSES

	CORE Large Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.60%		0.60%		0.60%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.32%		0.32%		0.32%

Total Fund Operating Expenses*	1.17%		1.92%		1.92%

See page 51 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Large Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.10%	1.85%	1.85%

Fund Fees and Expenses continued

	CORE U.S. Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.23%		0.23%		0.23%

Total Fund Operating Expenses*	1.23%		1.98%		1.98%

See page 51 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE U.S. Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.14%	1.89%	1.89%

FUND FEES AND EXPENSES

	CORE Large Cap Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.24%		0.24%		0.24%

Total Fund Operating Expenses*	1.24%		1.99%		1.99%

See page 51 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Large Cap Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.21%	0.21%	0.21%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.16%	1.91%	1.91%

Fund Fees and Expenses continued

	CORE Small Cap Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.49%		0.49%		0.49%

Total Fund Operating Expenses*	1.59%		2.34%		2.34%

See page 51 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Invest-ment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Small Cap Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current expense limitations)	1.33%	2.08%	2.08%

FUND FEES AND EXPENSES

	Capital Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.21%		0.21%		0.21%

Total Fund Operating Expenses*	1.46%		2.21%		2.21%

See page 51 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Capital Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.44%	2.19%	2.19%

Fund Fees and Expenses continued

	Strategic Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.42%		0.42%		0.42%

Total Fund Operating Expenses*	1.67%		2.42%		2.42%

See page 51 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Strategic Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.44%	2.19%	2.19%

FUND FEES AND EXPENSES

	Growth Opportunities Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.29%		0.29%		0.29%

Total Fund Operating Expenses*	1.54%		2.29%		2.29%

See page 51 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Growth Opportunities Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.54%	2.29%	2.29%

Fund Fees and Expenses continued

	Mid Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.32%		0.32%		0.32%

Total Fund Operating Expenses*	1.32%		2.07%		2.07%

See page 51 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Mid Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.29%	2.04%	2.04%

FUND FEES AND EXPENSES

	Small Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.35%		0.35%		0.35%

Total Fund Operating Expenses*	1.60%		2.35%		2.35%

See page 51 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Small Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.50%	2.25%	2.25%

Fund Fees and Expenses continued

	Large Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.83%		0.83%		0.83%

Total Fund Operating Expenses*	1.83%		2.58%		2.58%

See page 51 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Large Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.25%	2.00%	2.00%

FUND FEES AND EXPENSES

[1]	The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Funds’ annual operating expenses are based on actual expenses.
[7]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.05%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.70%, respectively, of such Fund’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.06%
Growth and Income	0.05%
CORE Large Cap Value	0.06%
CORE U.S. Equity	0.00%
CORE Large Cap Growth	0.02%
CORE Small Cap Equity	0.04%
Capital Growth	0.00%
Strategic Growth	0.00%
Growth Opportunities	0.11%
Mid Cap Value	0.10%
Small Cap Value	0.06%
Large Cap Value	0.06%

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced
Class A Shares	$679	$951	$1,244	$2,074
Class B Shares
– Assuming complete redemption at end of period	$712	$955	$1,324	$2,229
– Assuming no redemption	$212	$655	$1,124	$2,229
Class C Shares
– Assuming complete redemption at end of period	$312	$655	$1,124	$2,421
– Assuming no redemption	$212	$655	$1,124	$2,421

Growth and Income
Class A Shares	$667	$913	$1,178	$1,935
Class B Shares
– Assuming complete redemption at end of period	$699	$915	$1,257	$2,091
– Assuming no redemption	$199	$615	$1,057	$2,091
Class C Shares
– Assuming complete redemption at end of period	$299	$615	$1,057	$2,285
– Assuming no redemption	$199	$615	$1,057	$2,285

CORE Large Cap Value
Class A Shares	$663	$901	$1,158	$1,892
Class B Shares
– Assuming complete redemption at end of period	$695	$903	$1,237	$2,048
– Assuming no redemption	$195	$603	$1,037	$2,048
Class C Shares
– Assuming complete redemption at end of period	$295	$603	$1,037	$2,243
– Assuming no redemption	$195	$603	$1,037	$2,243

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

CORE U.S. Equity
Class A Shares	$668	$919	$1,188	$1,957
Class B Shares
– Assuming complete redemption at end of period	$701	$921	$1,268	$2,113
– Assuming no redemption	$201	$621	$1,068	$2,113
Class C Shares
– Assuming complete redemption at end of period	$301	$621	$1,068	$2,306
– Assuming no redemption	$201	$621	$1,068	$2,306

CORE Large Cap Growth
Class A Shares	$669	$922	$1,194	$1,967
Class B Shares
– Assuming complete redemption at end of period	$702	$924	$1,273	$2,123
– Assuming no redemption	$202	$624	$1,073	$2,123
Class C Shares
– Assuming complete redemption at end of period	$302	$624	$1,073	$2,317
– Assuming no redemption	$202	$624	$1,073	$2,317

CORE Small Cap Equity
Class A Shares	$703	$1,024	$1,368	$2,335
Class B Shares
– Assuming complete redemption at end of period	$737	$1,030	$1,450	$2,489
– Assuming no redemption	$237	$730	$1,250	$2,489
Class C Shares
– Assuming complete redemption at end of period	$337	$730	$1,250	$2,676
– Assuming no redemption	$237	$730	$1,250	$2,676

Capital Growth
Class A Shares	$690	$986	$1,304	$2,200
Class B Shares
– Assuming complete redemption at end of period	$724	$991	$1,385	$2,355
– Assuming no redemption	$224	$691	$1,185	$2,355
Class C Shares
– Assuming complete redemption at end of period	$324	$691	$1,185	$2,544
– Assuming no redemption	$224	$691	$1,185	$2,544

Strategic Growth
Class A Shares	$710	$1,048	$1,407	$2,417
Class B Shares
– Assuming complete redemption at end of period	$745	$1,055	$1,491	$2,571
– Assuming no redemption	$245	$755	$1,291	$2,571
Class C Shares
– Assuming complete redemption at end of period	$345	$755	$1,291	$2,756
– Assuming no redemption	$245	$755	$1,291	$2,756

Fund Fees and Expenses continued

Fund	1 Year	3 Years	5 Years	10 Years

Growth Opportunities
Class A Shares	$698	$1,010	$1,343	$2,284
Class B Shares
– Assuming complete redemption at end of period	$732	$1,015	$1,425	$2,438
– Assuming no redemption	$232	$715	$1,225	$2,438
Class C Shares
– Assuming complete redemption at end of period	$332	$715	$1,225	$2,626
– Assuming no redemption	$232	$715	$1,225	$2,626

Mid Cap Value
Class A Shares	$677	$945	$1,234	$2,053
Class B Shares
– Assuming complete redemption at end of period	$710	$949	$1,314	$2,208
– Assuming no redemption	$210	$649	$1,114	$2,208
Class C Shares
– Assuming complete redemption at end of period	$310	$649	$1,114	$2,400
– Assuming no redemption	$210	$649	$1,114	$2,400

Small Cap Value
Class A Shares	$704	$1,027	$1,373	$2,346
Class B Shares
– Assuming complete redemption at end of period	$738	$1,033	$1,455	$2,499
– Assuming no redemption	$238	$733	$1,255	$2,499
Class C Shares
– Assuming complete redemption at end of period	$338	$733	$1,255	$2,686
– Assuming no redemption	$238	$733	$1,255	$2,686

Large Cap Value
Class A Shares	$726	$1,094	$1,486	$2,580
Class B Shares
– Assuming complete redemption at end of period	$761	$1,102	$1,570	$2,732
– Assuming no redemption	$261	$802	$1,370	$2,732
Class C Shares
– Assuming complete redemption at end of period	$361	$802	$1,370	$2,915
– Assuming no redemption	$261	$802	$1,370	$2,915

FUND FEES AND EXPENSES

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?”

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Growth and Income CORE Large Cap Value CORE Large Cap Growth CORE Small Cap Equity Strategic Growth Growth Opportunities Mid Cap Value Small Cap Value Large Cap Value

Goldman Sachs Funds Management, L.P. (“GSFM”) 32 Old Slip New York, New York 10005	CORE U.S. Equity Capital Growth

GSAM and GSFM are business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of September 30, 2001, GSAM and GSFM, along with other units of IMD, had assets under management of $295.9 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

SERVICE PROVIDERS

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	August 31, 2001

GSAM:

Balanced	0.65%	0.65%

Growth and Income	0.70%	0.70%

CORE Large Cap Value	0.60%	0.60%

CORE Large Cap Growth	0.75%	0.70%

CORE Small Cap Equity	0.85%	0.85%

Strategic Growth	1.00%	1.00%

Growth Opportunities	1.00%	1.00%

Mid Cap Value	0.75%	0.75%

Small Cap Value	1.00%	1.00%

Large Cap Value	0.75%	0.75%

GSFM:

CORE U.S. Equity	0.75%	0.70%

Capital Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC (now Goldman Sachs Princeton LLC) where he was and continues as President. Over the course of his 19-year career at Commodities Corporation (now Goldman Sachs Princeton LLC), Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Value Team

■	Twelve portfolio managers/analysts with over 100 years of combined financial experience comprise the Investment Adviser’s value investment team
■	Multi-sector focus provides a balanced perspective and in-depth industry knowledge
■	Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

______________________________________________________________________________________________________________

Value Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen A. Aptman Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 1996 1997	Ms. Aptman joined the Investment Adviser as a research analyst in 1993. She became a portfolio manager in 1996.

Andew Braun Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and became a portfolio manager in May 2001.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Sally Pope Davis Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001 2001	Ms. Davis joined the Investment Adviser as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

Sean Gallagher Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Stephen L. Korn Associate	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2001 2001	Mr. Korn joined the Investment Adviser as a research analyst in June 1999. From January 1999 to June 1999, he was an equity research analyst at Gabelli & Company, Inc. From July 1995 to July 1998, he was a consultant at Andersen Consulting LLP in the Telecommunications Group.

Chip Otness Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2000 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

Lisa Parisi Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2001 2001	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Eileen Rominger Managing Director	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 1999 1999 1999 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $24 billion in equities currently under management

______________________________________________________________________________________________________________

Quantitative Equity Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE Large Cap Value CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity	Since 1998 1998 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1996 1997 1997 1998	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

Growth Investment Team

■	21-year consistent investment style applied through diverse and complete market cycles
■	More than $16 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

______________________________________________________________________________________________________________

Growth Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director	Senior Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Kenneth T. Berents Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 2000 2000 2000 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty and its predecessor firm, Eagle.

Gregory H. Ekizian Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ekizian joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Scott Kolar Vice President	Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

Andrew F. Pyne Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 2001 2001 2001 2001	Mr. Pyne joined the Investment Adviser as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997, he was a product manager at Van Kampen Investments.

David G. Shell Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Ernest C. Segundo, Jr. Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Fixed-Income Portfolio Management Team

■	Fixed-income portfolio management is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $57.6 billion in fixed-income assets for retail, institutional and high net worth clients

______________________________________________________________________________________________________________

Fixed-Income Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan A. Beinner Chief Investment Officer, Fixed-Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed-Income	Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to

SERVICE PROVIDERS

those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

Capital
	Investment	Gains
Fund	Income Dividends	Distributions

Balanced	Quarterly	Annually

Growth and Income	Quarterly	Annually

CORE Large Cap Value	Quarterly	Annually

CORE U.S. Equity	Annually	Annually

CORE Large Cap Growth	Annually	Annually

CORE Small Cap Equity	Annually	Annually

Capital Growth	Annually	Annually

Strategic Growth	Annually	Annually

Growth Opportunities	Annually	Annually

Mid Cap Value	Annually	Annually

Small Cap Value	Annually	Annually

Large Cap Value	Annually	Annually

DIVIDENDS

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

To Open an Account:

■	Complete the enclosed Account Application
■	Mail your payment and Account Application to:

         Your Authorized Dealer

–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

         or

         Goldman Sachs Funds c/o National Financial Data Services, Inc.
         (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711

–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
–	NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers cheques or credit card checks
–	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million— varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV and share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each share class is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

			Maximum
			Dealer
		Sales Charge	Allowance as
	Sales Charge as	as Percentage	Percentage of
Amount of Purchase	Percentage of	of Net Amount	Offering
(including sales charge, if any)	Offering Price	Invested	Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.

**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.

***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

SHAREHOLDER GUIDE

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Other exemptions may be stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of

Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A

SHAREHOLDER GUIDE

Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing

SHAREHOLDER GUIDE

Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.

■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

    Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust

SHAREHOLDER GUIDE

may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

SHAREHOLDER GUIDE

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or any other Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or any other Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Obtain a signature guarantee (see details above)
■ Mail the request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery - Goldman Sachs Funds c/o NFDS 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.

SHAREHOLDER GUIDE

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.
■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

SHAREHOLDER GUIDE

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed on or about the 25th day of each month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and

SHAREHOLDER GUIDE

Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class A (applicable to Goldman Sachs International Equity Funds), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made prior to August 7, 2001, this withholding rate was 31%. For payments made between August 7, 2001 and December 31, 2001, the withholding rate is 30.5%. For 2002, the withholding rate will be 30%. Lower rates will apply in later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

APPENDIX A

issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities a Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro’s existence, the exchange rates of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America

APPENDIX A

and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

APPENDIX A

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/ Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited

APPENDIX A

number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value

APPENDIX A

of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

APPENDIX A

■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, if permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities

APPENDIX A

convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.™ The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

APPENDIX A

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

APPENDIX A

In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they

APPENDIX A

represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended August 31, 2000 has been audited by the Funds’ previous independent accountants.

BALANCED FUND

		Income (loss) from
		investment operations
	Net asset				Total
	value,	Net		Net realized	from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$21.42	$0.54	[c]	$(2.62)	$(2.08)
2001 - Class B Shares	21.27	0.39	[c]	(2.60)	(2.21)
2001 - Class C Shares	21.25	0.39	[c]	(2.60)	(2.21)
2001 - Institutional Shares	21.46	0.62	[c]	(2.62)	(2.00)
2001 - Service Shares	21.41	0.55	[c]	(2.65)	(2.10)

2000 - Class A Shares	20.38	0.60	[c]	1.75	2.35
2000 - Class B Shares	20.26	0.45	[c]	1.73	2.18
2000 - Class C Shares	20.23	0.45	[c]	1.74	2.19
2000 - Institutional Shares	20.39	0.71	[c]	1.75	2.46
2000 - Service Shares	20.37	0.59	[c]	1.74	2.33

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	20.48	0.32		(0.19)	0.13
1999 - Class B Shares	20.37	0.22		(0.18)	0.04
1999 - Class C Shares	20.34	0.23		(0.19)	0.04
1999 - Institutional Shares	20.48	0.53		(0.35)	0.18
1999 - Service Shares	20.47	1.22		(1.14)	0.08

For The Years Ended January 31,
1999 - Class A Shares	20.29	0.58		0.20	0.78
1999 - Class B Shares	20.20	0.41		0.21	0.62
1999 - Class C Shares	20.17	0.41		0.21	0.62
1999 - Institutional Shares	20.29	0.64		0.20	0.84
1999 - Service Shares	20.28	0.53		0.21	0.74

1998 - Class A Shares	18.78	0.57		2.66	3.23
1998 - Class B Shares	18.73	0.50		2.57	3.07
1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24	0.49
1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32	0.58
1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32	0.54

1997 - Class A Shares	17.31	0.66		2.47	3.13
1997 - Class B Shares (commenced May 1, 1996)	17.46	0.42		2.34	2.76

See page 156 for all footnotes.

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(0.74)	$—	$(0.26)	$(1.00)	$18.34	(9.95)%	$109,350	1.15%
(0.59)	—	(0.26)	(0.85)	18.21	(10.62)	28,316	1.90
(0.59)	—	(0.26)	(0.85)	18.19	(10.63)	7,113	1.90
(0.82)	—	(0.26)	(1.08)	18.38	(9.56)	2,379	0.75
(0.70)	—	(0.26)	(0.96)	18.35	(10.06)	16	1.25

(0.50)	—	(0.81)	(1.31)	21.42	12.00	135,632	1.12
(0.36)	—	(0.81)	(1.17)	21.27	11.17	33,759	1.87
(0.36)	—	(0.81)	(1.17)	21.25	11.23	8,658	1.87
(0.58)	—	(0.81)	(1.39)	21.46	12.59	2,509	0.72
(0.48)	—	(0.81)	(1.29)	21.41	11.89	17	1.22

(0.23)	—	—	(0.23)	20.38	0.62	169,395	1.10	[b]
(0.15)	—	—	(0.15)	20.26	0.20	40,515	1.85	[b]
(0.15)	—	—	(0.15)	20.23	0.18	11,284	1.85	[b]
(0.27)	—	—	(0.27)	20.39	0.86	2,361	0.70	[b]
(0.18)	—	—	(0.18)	20.37	0.39	15	1.20	[b]

(0.59)	—	—	(0.59)	20.48	3.94	192,453	1.04
(0.45)	—	—	(0.45)	20.37	3.15	43,926	1.80
(0.45)	—	—	(0.45)	20.34	3.14	14,286	1.80
(0.65)	—	—	(0.65)	20.48	4.25	8,010	0.73
(0.55)	—	—	(0.55)	20.47	3.80	490	1.23

(0.56)	—	(1.16)	(1.72)	20.29	17.54	163,636	1.00
(0.42)	(0.02)	(1.16)	(1.60)	20.20	16.71	23,639	1.76
(0.22)	(0.04)	(1.16)	(1.42)	20.17	2.49	8,850	1.77	[b]
(0.23)	(0.08)	(1.16)	(1.47)	20.29	2.93	8,367	0.76	[b]
(0.22)	(0.06)	(1.16)	(1.44)	20.28	2.66	16	1.26	[b]

(0.66)	—	(1.00)	(1.66)	18.78	18.59	81,410	1.00
(0.42)	(0.07)	(1.00)	(1.49)	18.73	16.22	2,110	1.75	[b]

BALANCED FUND (continued)

			Ratios assuming
			no expense reductions

	Ratio of				Ratio of
	net				net
	investment		Ratio of		investment
	income		expenses		income		Portfolio
	to average		to average		to average		turnover
	net assets		net assets		net assets		rate[d]

For The Years Ended August 31,
2001 - Class A Shares	2.78%		1.34%		2.59%		187%
2001 - Class B Shares	2.03		2.09		1.84		187
2001 - Class C Shares	2.03		2.09		1.84		187
2001 - Institutional Shares	3.18		0.94		2.99		187
2001 - Service Shares	2.84		1.44		2.65		187

2000 - Class A Shares	2.94		1.29		2.77		154
2000 - Class B Shares	2.19		2.04		2.02		154
2000 - Class C Shares	2.19		2.04		2.02		154
2000 - Institutional Shares	3.46		0.89		3.29		154
2000 - Service Shares	2.86		1.39		2.69		154

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	2.58	[b]	1.32	[b]	2.36	[b]	90
1999 - Class B Shares	1.83	[b]	2.07	[b]	1.61	[b]	90
1999 - Class C Shares	1.84	[b]	2.07	[b]	1.62	[b]	90
1999 - Institutional Shares	2.96	[b]	0.92	[b]	2.74	[b]	90
1999 - Service Shares	2.46	[b]	1.42	[b]	2.24	[b]	90

For The Years Ended January 31,
1999 - Class A Shares	2.90		1.45		2.49		175
1999 - Class B Shares	2.16		2.02		1.94		175
1999 - Class C Shares	2.17		2.02		1.95		175
1999 - Institutional Shares	3.22		0.95		3.00		175
1999 - Service Shares	2.77		1.45		2.55		175

1998 - Class A Shares	2.94		1.57		2.37		190
1998 - Class B Shares	2.14		2.07		1.83		190
1998 - Class C Shares (commenced August 15, 1997)	2.13	[b]	2.08	[b]	1.82	[b]	190
1998 - Institutional Shares (commenced August 15, 1997)	3.13	[b]	1.07	[b]	2.82	[b]	190
1998 - Service Shares (commenced August 15, 1997)	2.58	[b]	1.57	[b]	2.27	[b]	190

1997 - Class A Shares	3.76		1.77		2.99		208
1997 - Class B Shares (commenced May 1, 1996)	2.59	[b]	2.27	[b]	2.07	[b]	208

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GROWTH AND INCOME FUND

		Income (loss) from
		investment operations
	Net asset				Total
	value,	Net		Net realized	from
	beginning	investment		and unrealized	investment
	of period	income (loss)		gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$24.78	$0.01	c	$(5.13)	$(5.12)
2001 - Class B Shares	24.42	(0.15	)c	(5.04)	(5.19)
2001 - Class C Shares	24.37	(0.15	)c	(5.03)	(5.18)
2001 - Institutional Shares	24.91	0.11	c	(5.18)	(5.07)
2001 - Service Shares	24.77	(0.01	)c	(5.13)	(5.14)

2000 - Class A Shares	24.68	0.07	c	1.44	1.51
2000 - Class B Shares	24.46	(0.10	)c	1.42	1.32
2000 - Class C Shares	24.41	(0.09	)c	1.40	1.31
2000 - Institutional Shares	24.72	0.16	c	1.49	1.65
2000 - Service Shares	24.68	0.05	c	1.44	1.49

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	24.33	0.19		0.31	0.50
1999 - Class B Shares	24.13	0.08		0.31	0.39
1999 - Class C Shares	24.08	0.08		0.30	0.38
1999 - Institutional Shares	24.35	0.34		0.23	0.57
1999 - Service Shares	24.33	0.17		0.32	0.49

For The Years Ended January 31,
1999 - Class A Shares	25.93	0.20		(1.60)	(1.40)
1999 - Class B Shares	25.73	0.02		(1.58)	(1.56)
1999 - Class C Shares	25.70	0.02		(1.59)	(1.57)
1999 - Institutional Shares	25.95	0.29		(1.58)	(1.29)
1999 - Service Shares	25.92	0.17		(1.58)	(1.41)

1998 - Class A Shares	23.18	0.11		5.27	5.38
1998 - Class B Shares	23.10	0.04		5.14	5.18
1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)		0.06	0.05
1998 - Institutional Shares	23.19	0.27		5.23	5.50
1998 - Service Shares	23.17	0.14		5.23	5.37

1997 - Class A Shares	19.98	0.35		5.18	5.53
1997 - Class B Shares (commenced May 1, 1996)	20.82	0.17		4.31	4.48
1997 - Institutional Shares (commenced June 3, 1996)	21.25	0.29		3.96	4.25
1997 - Service Shares (commenced March 6, 1996)	20.71	0.28		4.50	4.78

See page 156 for all footnotes.

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$—	$—	$19.66	(20.66)%	$355,205	1.19%
—	—	—	—	19.23	(21.25)	98,747	1.94
—	—	—	—	19.19	(21.22)	10,360	1.94
—	—	—	—	19.84	(20.32)	28,201	0.79
—	—	—	—	19.63	(20.75)	5,581	1.29

(0.05)	(0.03)	(1.33)	(1.41)	24.78	6.48	576,354	1.18
(0.02)	(0.01)	(1.33)	(1.36)	24.42	5.70	155,527	1.93
(0.01)	(0.01)	(1.33)	(1.35)	24.37	5.67	15,746	1.93
(0.09)	(0.04)	(1.33)	(1.46)	24.91	7.05	28,543	0.78
(0.05)	(0.02)	(1.33)	(1.40)	24.77	6.40	7,926	1.28

(0.15)	—	—	(0.15)	24.68	2.05	855,174	1.19	[b]
(0.06)	—	—	(0.06)	24.46	1.60	271,912	1.94	[b]
(0.05)	—	—	(0.05)	24.41	1.58	31,328	1.94	[b]
(0.20)	—	—	(0.20)	24.72	2.32	32,181	0.79	[b]
(0.14)	—	—	(0.14)	24.68	2.01	10,008	1.29	[b]

(0.19)	(0.01)	—	(0.20)	24.33	(5.40)	1,122,157	1.22
(0.04)	—	—	(0.04)	24.13	(6.07)	349,662	1.92
(0.05)	—	—	(0.05)	24.08	(6.12)	48,146	1.92
(0.30)	(0.01)	—	(0.31)	24.35	(5.00)	173,696	0.80
(0.17)	(0.01)	—	(0.18)	24.33	(5.44)	11,943	1.30

(0.11)	—	(2.52)	(2.63)	25.93	23.71	1,216,582	1.25
—	(0.03)	(2.52)	(2.55)	25.73	22.87	307,815	1.94
—	(0.03)	(2.52)	(2.55)	25.70	0.51	31,686	1.99	[b]
(0.22)	—	(2.52)	(2.74)	25.95	24.24	36,225	0.83
(0.06)	(0.04)	(2.52)	(2.62)	25.92	23.63	8,893	1.32

(0.35)	(0.01)	(1.97)	(2.33)	23.18	28.42	615,103	1.22
(0.17)	(0.06)	(1.97)	(2.20)	23.10	22.23	17,346	1.93	[b]
(0.30)	(0.04)	(1.97)	(2.31)	23.19	20.77	193	0.82	[b]
(0.28)	(0.07)	(1.97)	(2.32)	23.17	23.87	3,174	1.32	[b]

GROWTH AND INCOME FUND (continued)

			Ratios assuming
			no expense reductions

	Ratio of				Ratio of
	net investment		Ratio of		net investment
	income (loss)		expenses		income (loss)		Portfolio
	to average		to average		to average		turnover
	net assets		net assets		net assets		rate

For The Years Ended August 31,
2001 - Class A Shares	0.07%		1.21%		0.05%		40%
2001 - Class B Shares	(0.68)		1.96		(0.70)		40
2001 - Class C Shares	(0.68)		1.96		(0.70)		40
2001 - Institutional Shares	0.49		0.81		0.47		40
2000 - Service Shares	(0.03)		1.31		(0.05)		40

2000 - Class A Shares	0.31		1.18		0.31		87
2000 - Class B Shares	(0.41)		1.93		(0.41)		87
2000 - Class C Shares	(0.40)		1.93		(0.40)		87
2000 - Institutional Shares	0.69		0.78		0.69		87
2000 - Service Shares	0.20		1.28		0.20		87

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	1.26	[b]	1.20	[b]	1.25	[b]	55
1999 - Class B Shares	0.51	[b]	1.95	[b]	0.50	[b]	55
1999 - Class C Shares	0.51	[b]	1.95	[b]	0.50	[b]	55
1999 - Institutional Shares	1.72	[b]	0.80	[b]	1.71	[b]	55
1999 - Service Shares	1.16	[b]	1.30	[b]	1.15	[b]	55

For The Years Ended January 31,
1999 - Class A Shares	0.78		1.32		0.68		126
1999 - Class B Shares	0.09		1.92		0.09		126
1999 - Class C Shares	0.10		1.92		0.10		126
1999 - Institutional Shares	1.25		0.80		1.25		126
1999 - Service Shares	0.72		1.30		0.72		126

1998 - Class A Shares	0.43		1.42		0.26		62
1998 - Class B Shares	(0.35)		1.94		(0.35)		62
1998 - Class C Shares (commenced August 15, 1997)	(0.48)[b]		1.99	[b]	(0.48)[b]		62
1998 - Institutional Shares	0.76		0.83		0.76		62
1998 - Service Shares	0.32		1.32		0.32		62

1997 - Class A Shares	1.60		1.43		1.39		53
1997 - Class B Shares (commenced May 1, 1996)	0.15	[b]	1.93	[b]	0.15	[b]	53
1997 - Institutional Shares (commenced June 3, 1996)	1.36	[b]	0.82	[b]	1.36	[b]	53
1997 - Service Shares (commenced March 6, 1996)	0.94	[b]	1.32	[b]	0.94	[b]	53

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CORE LARGE CAP VALUE FUND

		Income (loss) from
		investment operations
	Net asset				Total
	value,	Net		Net realized	from
	beginning	investment		and unrealized	investment
	of period	income (loss)		gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$10.81	$0.07	[c]	$(0.42)	$(0.35)
2001 - Class B Shares	10.75	(0.01)[c]		(0.42)	(0.43)
2001 - Class C Shares	10.76	(0.01)[c]		(0.42)	(0.43)
2001 - Institutional Shares	10.82	0.11	[c]	(0.43)	(0.32)
2001 - Service Shares	10.81	0.06	[c]	(0.42)	(0.36)

2000 - Class A Shares	10.55	0.12	[c]	0.36	0.48
2000 - Class B Shares	10.50	0.05	[c]	0.36	0.41
2000 - Class C Shares	10.51	0.04	[c]	0.37	0.41
2000 - Institutional Shares	10.55	0.16	[c]	0.37	0.53
2000 - Service Shares	10.55	0.11	[c]	0.36	0.47

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	10.15	0.04		0.40	0.44
1999 - Class B Shares	10.15	0.01		0.36	0.37
1999 - Class C Shares	10.15	0.01		0.37	0.38
1999 - Institutional Shares	10.16	0.06		0.38	0.44
1999 - Service Shares	10.16	0.02		0.40	0.42

For The Period Ended January 31,
1999 - Class A Shares (commenced December 31, 1998)	10.00	0.01		0.14	0.15
1999 - Class B Shares (commenced December 31, 1998)	10.00	—		0.15	0.15
1999 - Class C Shares (commenced December 31, 1998)	10.00	—		0.15	0.15
1999 - Institutional Shares (commenced December 31, 1998)	10.00	0.01		0.15	0.16
1999 - Service Shares (commenced December 31, 1998)	10.00	0.02		0.14	0.16

See page 156 for all footnotes.

APPENDIX B

Distributions to
shareholders

								Ratio of
					Net assets	Ratio of		net investment
From net			Net asset		at end of	net expenses		income (loss)
investment	From net	Total	value, end	Total	period	to average		to average
income	realized gains	distributions	of period	return[a]	(in 000s)	net assets		net assets

$(0.09)	$(0.06)	$(0.15)	$10.31	(3.32)%	$89,861	1.10%		0.64%
(0.02)	(0.06)	(0.08)	10.24	(4.08)	22,089	1.85		(0.11)
(0.02)	(0.06)	(0.08)	10.25	(4.07)	15,222	1.85		(0.11)
(0.13)	(0.06)	(0.19)	10.31	(3.03)	132,684	0.70		1.04
(0.08)	(0.06)	(0.14)	10.31	(3.43)	56	1.20		0.52

(0.10)	(0.12)	(0.22)	10.81	4.68	100,972	1.06		1.14

(0.04)	(0.12)	(0.16)	10.75	3.96	19,069	1.81		0.44

(0.04)	(0.12)	(0.16)	10.76	3.97	11,178	1.81		0.45

(0.14)	(0.12)	(0.26)	10.82	5.20	175,493	0.66		1.54

(0.09)	(0.12)	(0.21)	10.81	4.60	12	1.16		1.07

(0.04)	—	(0.04)	10.55	4.31	91,072	1.04	[b]	0.87	[b]

(0.02)	—	(0.02)	10.50	3.68	14,464	1.79	[b]	0.05	[b]

(0.02)	—	(0.02)	10.51	3.73	8,032	1.79	[b]	0.09	[b]

(0.05)	—	(0.05)	10.55	4.35	189,540	0.64	[b]	1.29	[b]

(0.03)	—	(0.03)	10.55	4.11	13	1.14	[b]	0.72	[b]

—	—	—	10.15	1.50	6,665	1.08	[b]	1.45	[b]

—	—	—	10.15	1.50	340	1.82	[b]	0.84	[b]

—	—	—	10.15	1.50	268	1.83	[b]	0.70	[b]

—	—	—	10.16	1.60	53,396	0.66	[b]	1.97	[b]

—	—	—	10.16	1.60	2	1.16	[b]	2.17	[b]

CORE LARGE CAP VALUE FUND (continued)

	Ratios assuming
	no expense reductions

			Ratio of
	Ratio of		net investment
	expenses		income (loss)	Portfolio
	to average		to average	turnover
	net assets		net assets	rate

For The Years Ended August 31,
2001 - Class A Shares	1.17%		0.57%	70%
2001 - Class B Shares	1.92		(0.18)	70
2001 - Class C Shares	1.92		(0.18)	70
2001 - Institutional Shares	0.77		0.97	70
2001 - Service Shares	1.27		0.45	70

2000 - Class A Shares	1.17		1.03	83
2000 - Class B Shares	1.92		0.33	83
2000 - Class C Shares	1.92		0.34	83
2000 - Institutional Shares	0.77		1.43	83
2000 - Service Shares	1.27		0.96	83

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	1.21	[b]	0.70 [b]	36
1999 - Class B Shares	1.96	[b]	(0.12)[b]	36
1999 - Class C Shares	1.96	[b]	(0.08)[b]	36
1999 - Institutional Shares	0.81	[b]	1.12 [b]	36
1999 - Service Shares	1.31	[b]	0.55 [b]	36

For The Period Ended January 31,
1999 - Class A Shares (commenced December 31, 1998)	8.03	[b]	(5.50)[b]	0
1999 - Class B Shares (commenced December 31, 1998)	8.77		(6.11)[b]	0
1999 - Class C Shares (commenced December 31, 1998)	8.78	[b]	(6.25)[b]	0
1999 - Institutional Shares (commenced December 31, 1998)	7.61	[b]	(4.98)[b]	0
1999 - Service Shares (commenced December 31, 1998)	8.11	[b]	(4.78)[b]	0

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CORE U.S. EQUITY FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$36.77	$0.01 [c]	$(8.96)	$(8.95)
2001 - Class B Shares	35.71	(0.19)[c]	(8.67)	(8.86)
2001 - Class C Shares	35.59	(0.19)[c]	(8.65)	(8.84)
2001 - Institutional Shares	37.30	0.13 [c]	(9.09)	(8.96)
2001 - Service Shares	36.54	(0.01)[c]	(8.91)	(8.92)

2000 - Class A Shares	34.21	0.10 [c]	6.00	6.10
2000 - Class B Shares	33.56	(0.14)[c]	5.83	5.69
2000 - Class C Shares	33.46	(0.13)[c]	5.80	5.67
2000 - Institutional Shares	34.61	0.24 [c]	6.07	6.31
2000 - Service Shares	34.05	0.07 [c]	5.96	6.03

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	32.98	0.03	1.20	1.23
1999 - Class B Shares	32.50	(0.11)	1.17	1.06
1999 - Class C Shares	32.40	(0.10)	1.16	1.06
1999 - Institutional Shares	33.29	0.11	1.21	1.32
1999 - Service Shares	32.85	0.01	1.19	1.20

For The Years Ended January 31,
1999 - Class A Shares	26.59	0.04	7.02	7.06
1999 - Class B Shares	26.32	(0.10)	6.91	6.81
1999 - Class C Shares	26.24	(0.10)	6.89	6.79
1999 - Institutional Shares	26.79	0.20	7.11	7.31
1999 - Service Shares	26.53	0.06	7.01	7.07

1998 - Class A Shares	23.32	0.11	5.63	5.74
1998 - Class B Shares	23.18	0.11	5.44	5.55
1998 - Class C Shares (commenced August 15, 1997)	27.48	0.03	1.22	1.25
1998 - Institutional Shares	23.44	0.30	5.65	5.95
1998 - Service Shares	23.27	0.19	5.57	5.76

1997 - Class A Shares	19.66	0.16	4.46	4.62
1997 - Class B Shares (commenced May 1, 1996)	20.44	0.04	3.70	3.74
1997 - Institutional Shares	19.71	0.30	4.51	4.81
1997 - Service Shares (commenced June 7, 1996)	21.02	0.13	3.15	3.28

See page 156 for all footnotes.

APPENDIX B

Distributions to shareholders

						Net			Ratio of
	In excess					assets	Ratio of		net investment
From net	of net			Net asset		at end of	net expenses		income (loss)
investment	investment	From net	Total	value, end	Total	period	to average		to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets		net assets

$(0.06)	$—	$(3.46)	$(3.52)	$24.30	(25.96)%	$471,445	1.14%		0.04%
—	—	(3.46)	(3.46)	23.39	(26.49)	184,332	1.89		(0.70)
—	—	(3.46)	(3.46)	23.29	(26.53)	45,841	1.89		(0.70)
(0.19)	(0.01)	(3.46)	(3.66)	24.68	(25.66)	255,400	0.74		0.45
(0.01)	—	(3.46)	(3.47)	24.15	(26.02)	8,319	1.24		(0.05)

—	—	(3.54)	(3.54)	36.77	18.96	715,775	1.14		0.31
—	—	(3.54)	(3.54)	35.71	18.03	275,673	1.89		(0.44)
—	—	(3.54)	(3.54)	35.59	18.03	62,820	1.89		(0.43)
(0.08)	—	(3.54)	(3.62)	37.30	19.41	379,172	0.74		0.71
—	—	(3.54)	(3.54)	36.54	18.83	11,879	1.24		0.19

—	—	—	—	34.21	3.73	614,310	1.14	[b]	0.15 [b]
—	—	—	—	33.56	3.26	214,087	1.89	[b]	(0.60)[b]
—	—	—	—	33.46	3.27	43,361	1.89	[b]	(0.61)[b]
—	—	—	—	34.61	3.97	335,465	0.74	[b]	0.54 [b]
—	—	—	—	34.05	3.65	11,204	1.24	[b]	0.06 [b]

(0.03)	(0.01)	(0.63)	(0.67)	32.98	26.89	605,566	1.23		0.15
—	—	(0.63)	(0.63)	32.50	26.19	152,347	1.85		(0.50)
—	—	(0.63)	(0.63)	32.40	26.19	26,912	1.87		(0.53)
(0.15)	(0.03)	(0.63)	(0.81)	33.29	27.65	307,200	0.69		0.69
(0.10)	(0.02)	(0.63)	(0.75)	32.85	27.00	11,600	1.19		0.19

(0.12)	—	(2.35)	(2.47)	26.59	24.96	398,393	1.28		0.51
—	(0.06)	(2.35)	(2.41)	26.32	24.28	59,208	1.79		(0.05)
—	(0.14)	(2.35)	(2.49)	26.24	4.85	6,267	1.78	[b]	(0.21)[b]
(0.24)	(0.01)	(2.35)	(2.60)	26.79	25.76	202,893	0.65		1.16
(0.07)	(0.08)	(2.35)	(2.50)	26.53	25.11	7,841	1.15		0.62

(0.16)	—	(0.80)	(0.96)	23.32	23.75	225,968	1.29		0.91
(0.04)	(0.16)	(0.80)	(1.00)	23.18	18.59	17,258	1.83	[b]	0.06 [b]
(0.28)	—	(0.80)	(1.08)	23.44	24.63	148,942	0.65		1.52
(0.13)	(0.10)	(0.80)	(1.03)	23.27	15.92	3,666	1.15	[b]	0.69 [b]

CORE U.S. EQUITY FUND (continued)

	Ratios assuming
	no expense reductions

			Ratio of
	Ratio of		net investment
	expenses		income (loss)	Portfolio
	to average		to average	turnover
	net assets		net assets	rate

For The Years Ended August 31,
2001 - Class A Shares	1.23%		(0.05)%	54%
2001 - Class B Shares	1.98		(0.79)	54
2001 - Class C Shares	1.98		(0.79)	54
2001 - Institutional Shares	0.83		0.36	54
2001 - Service Shares	1.33		(0.14)	54

2000 - Class A Shares	1.23		0.22	59
2000 - Class B Shares	1.98		(0.53)	59
2000 - Class C Shares	1.98		(0.52)	59
2000 - Institutional Shares	0.83		0.62	59
2000 - Service Shares	1.33		0.10	59

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	1.24	[b]	0.05 [b]	42
1999 - Class B Shares	1.99	[b]	(0.70)[b]	42
1999 - Class C Shares	1.99	[b]	(0.71)[b]	42
1999 - Institutional Shares	0.84	[b]	0.44 [b]	42
1999 - Service Shares	1.34	[b]	(0.04)[b]	42

For The Years Ended January 31,
1999 - Class A Shares	1.36		0.02	64
1999 - Class B Shares	1.98		(0.63)	64
1999 - Class C Shares	2.00		(0.66)	64
1999 - Institutional Shares	0.82		0.56	64
1999 - Service Shares	1.32		0.06	64

1998 - Class A Shares	1.47		0.32	66
1998 - Class B Shares	1.96		(0.22)	66
1998 - Class C Shares (commenced August 15, 1997)	1.95	[b]	(0.38)[b]	66
1998 - Institutional Shares	0.82		0.99	66
1998 - Service Shares	1.32		0.45	66

1997 - Class A Shares	1.53		0.67	37
1997 - Class B Shares (commenced May 1, 1996)	2.00	[b]	(0.11)[b]	37
1997 - Institutional Shares	0.85		1.32	37
1997 - Service Shares (commenced June 7, 1996)	1.35	[b]	0.49 [b]	37

[This page intentionally left blank]

CORE LARGE CAP GROWTH FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$22.66	$(0.09)[c]	$(9.97)	$(10.06)
2001 - Class B Shares	22.14	(0.20)[c]	(9.71)	(9.91)
2001 - Class C Shares	22.15	(0.20)[c]	(9.71)	(9.91)
2001 - Institutional Shares	22.87	(0.02)[c]	(10.06)	(10.08)
2001 - Service Shares	22.55	(0.10)[c]	(9.93)	(10.03)

2000 - Class A Shares	17.02	0.06 [c]	5.67	5.73
2000 - Class B Shares	16.75	(0.09)[c]	5.57	5.48
2000 - Class C Shares	16.75	(0.08)[c]	5.57	5.49
2000 - Institutional Shares	17.10	0.13 [c]	5.73	5.86
2000 - Service Shares	16.95	0.03 [c]	5.66	5.69

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	16.17	(0.01)	0.86	0.85
1999 - Class B Shares	15.98	(0.07)	0.84	0.77
1999 - Class C Shares	15.99	(0.07)	0.83	0.76
1999 - Institutional Shares	16.21	0.03	0.86	0.89
1999 - Service Shares	16.11	(0.02)	0.86	0.84

For the Year Ended January 31,
1999 - Class A Shares	11.97	0.01	4.19	4.20
1999 - Class B Shares	11.92	(0.06)	4.12	4.06
1999 - Class C Shares	11.93	(0.05)	4.11	4.06
1999 - Institutional Shares	11.97	0.02	4.23	4.25
1999 - Service Shares	11.95	(0.01)	4.17	4.16

For the Period Ended January 31,
1998 - Class A Shares (commenced May 1, 1997)	10.00	0.01	2.35	2.36
1998 - Class B Shares (commenced May 1, 1997)	10.00	(0.03)	2.33	2.30
1998 - Class C Shares (commenced August 15, 1997)	11.80	(0.02)	0.54	0.52
1998 - Institutional Shares (commenced May 1, 1997)	10.00	0.01	2.35	2.36
1998 - Service Shares (commenced May 1, 1997)	10.00	(0.02)	2.35	2.33

See page 156 for all footnotes.

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(0.02)	$—	$(1.07)	$(1.09)	$11.51	(45.97)%	$246,785	1.16%
—	—	(1.07)	(1.07)	11.16	(46.37)	167,469	1.91
—	—	(1.07)	(1.07)	11.17	(46.35)	77,398	1.91
(0.09)	—	(1.07)	(1.16)	11.63	(45.73)	201,935	0.76
—	—	(1.07)	(1.07)	11.45	(46.05)	1,316	1.26

—	—	(0.09)	(0.09)	22.66	33.73	545,763	1.09
—	—	(0.09)	(0.09)	22.14	32.78	338,128	1.84
—	—	(0.09)	(0.09)	22.15	32.84	154,966	1.84
—	—	(0.09)	(0.09)	22.87	34.34	322,900	0.69
—	—	(0.09)	(0.09)	22.55	33.64	3,879	1.19

—	—	—	—	17.02	5.26	300,684	1.04	[b]
—	—	—	—	16.75	4.82	181,626	1.79	[b]
—	—	—	—	16.75	4.75	75,502	1.79	[b]
—	—	—	—	17.10	5.49	310,704	0.64	[b]
—	—	—	—	16.95	5.21	2,510	1.14	[b]

—	—	—	—	16.17	35.10	175,510	0.97
—	—	—	—	15.98	34.07	93,711	1.74
—	—	—	—	15.99	34.04	37,081	1.74
—	(0.01)	—	(0.01)	16.21	35.54	295,734	0.65
—	—	—	—	16.11	34.85	1,663	1.15

(0.01)	—	(0.38)	(0.39)	11.97	23.79	53,786	0.91	[b]
—	—	(0.38)	(0.38)	11.92	23.26	13,857	1.67	[b]
—	(0.01)	(0.38)	(0.39)	11.93	4.56	4,132	1.68	[b]
(0.01)	—	(0.38)	(0.39)	11.97	23.89	4,656	0.72	[b]
—	—	(0.38)	(0.38)	11.95	23.56	115	1.17	[b]

CORE LARGE CAP GROWTH FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.57)%	1.24%		(0.65)%	68%
2001 - Class B Shares	(1.32)	1.99		(1.40)	68
2001 - Class C Shares	(1.32)	1.99		(1.40)	68
2001 - Institutional Shares	(0.15)	0.84		(0.23)	68
2001 - Service Shares	(0.68)	1.34		(0.76)	68

2000 - Class A Shares	0.31	1.24		0.16	73
2000 - Class B Shares	(0.44)	1.99		(0.59)	73
2000 - Class C Shares	(0.43)	1.99		(0.58)	73
2000 - Institutional Shares	0.65	0.84		0.50	73
2000 - Service Shares	0.15	1.34		—	73

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.11)[b]	1.26	[b]	(0.33)[b]	33
1999 - Class B Shares	(0.87)[b]	2.01	[b]	(1.09)[b]	33
1999 - Class C Shares	(0.87)[b]	2.01	[b]	(1.09)[b]	33
1999 - Institutional Shares	0.31 [b]	0.86	[b]	0.09 [b]	33
1999 - Service Shares	(0.21)[b]	1.36	[b]	(0.43)[b]	33

For the Year Ended January 31,
1999 - Class A Shares	0.05	1.46		(0.44)	63
1999 - Class B Shares	(0.73)	2.11		(1.10)	63
1999 - Class C Shares	(0.74)	2.11		(1.11)	63
1999 - Institutional Shares	0.35	1.02		(0.02)	63
1999 - Service Shares	(0.16)	1.52		(0.53)	63

For the Period Ended January 31,
1998 - Class A Shares (commenced May 1, 1997)	0.12[b]	2.40	[b]	(1.37)[b]	75
1998 - Class B Shares (commenced May 1, 1997)	(0.72)[b]	2.91	[b]	(1.96)[b]	75
1998 - Class C Shares (commenced August 15, 1997)	(0.76)[b]	2.92	[b]	(2.00)[b]	75
1998 - Institutional Shares (commenced May 1, 1997)	0.42 [b]	1.96	[b]	(0.82)[b]	75
1998 - Service Shares (commenced May 1, 1997)	(0.21)[b]	2.41	[b]	(1.45)[b]	75

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CORE SMALL CAP EQUITY FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$12.90	$0.01 [c]	$(1.12)	$(1.11)
2001 - Class B Shares	12.63	(0.07)[c]	(1.10)	(1.17)
2001 - Class C Shares	12.66	(0.07)[c]	(1.10)	(1.17)
2001 - Institutional Shares	13.03	0.05 [c]	(1.12)	(1.07)
2001 - Service Shares	12.87	— [c]	(1.12)	(1.12)

2000 - Class A Shares	10.23	(0.03)[c]	2.70	2.67
2000 - Class B Shares	10.09	(0.11)[c]	2.65	2.54
2000 - Class C Shares	10.10	(0.10)[c]	2.66	2.56
2000 - Institutional Shares	10.30	0.02 [c]	2.71	2.73
2000 - Service Shares	10.22	(0.04)[c]	2.69	2.65

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	10.16	(0.01)	0.08	0.07
1999 - Class B Shares	10.07	(0.05)	0.07	0.02
1999 - Class C Shares	10.08	(0.05)	0.07	0.02
1999 - Institutional Shares	10.20	0.02	0.08	0.10
1999 - Service Shares	10.16	(0.01)	0.07	0.06

For the Year Ended January 31,
1999 - Class A Shares	10.59	0.01	(0.43)	(0.42)
1999 - Class B Shares	10.56	(0.05)	(0.44)	(0.49)
1999 - Class C Shares	10.57	(0.04)	(0.45)	(0.49)
1999 - Institutional Shares	10.61	0.04	(0.43)	(0.39)
1999 - Service Shares	10.60	0.01	(0.44)	(0.43)

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	10.00	(0.01)	0.65	0.64
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.03)	0.64	0.61
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)	0.64	0.62
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.01	0.65	0.66
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01	0.64	0.65

See page 156 for all footnotes.

APPENDIX B

Distributions to shareholders

					Net assets	Ratio of
From net			Net asset		at end of	net expenses
investment	From net	Total	value, end	Total	period	to average
income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$(1.20)	$(1.20)	$10.59	(8.64)%	$50,093	1.33%
—	(1.20)	(1.20)	10.26	(9.35)	16,125	2.08
—	(1.20)	(1.20)	10.29	(9.32)	8,885	2.08
—	(1.20)	(1.20)	10.76	(8.28)	62,794	0.93
—	(1.20)	(1.20)	10.55	(8.75)	201	1.43

—	—	—	12.90	26.10	54,954	1.33
—	—	—	12.63	25.17	17,923	2.08
—	—	—	12.66	25.35	8,289	2.08
—	—	—	13.03	26.60	86,196	0.93
—	—	—	12.87	25.93	63	1.43

—	—	—	10.23	0.69	52,660	1.33	[b]
—	—	—	10.09	0.20	13,711	2.08	[b]
—	—	—	10.10	0.20	6,274	2.08	[b]
—	—	—	10.30	0.98	62,633	0.93	[b]
—	—	—	10.22	0.59	64	1.43	[b]

(0.01)	—	(0.01)	10.16	(3.97)	64,087	1.31
—	—	—	10.07	(4.64)	15,406	2.00
—	—	—	10.08	(4.64)	6,559	2.01
(0.02)	—	(0.02)	10.20	(3.64)	62,763	0.94
(0.01)	—	(0.01)	10.16	(4.07)	54	1.44

—	(0.05)	(0.05)	10.59	6.37	11,118	1.25	[b]
—	(0.05)	(0.05)	10.56	6.07	9,957	1.95	[b]
—	(0.05)	(0.05)	10.57	6.17	2,557	1.95	[b]
—	(0.05)	(0.05)	10.61	6.57	9,026	0.95	[b]
—	(0.05)	(0.05)	10.60	6.47	2	1.45	[b]

CORE SMALL CAP EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of net			Ratio of net
	investment	Ratio of		investment
	income (loss)	expenses to		income (loss)	Portfolio
	to average	average net		to average	turnover
	net assets	assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.09%	1.59%		(0.17)%	85%
2001 - Class B Shares	(0.66)	2.34		(0.92)	85
2001 - Class C Shares	(0.66)	2.34		(0.92)	85
2001 - Institutional Shares	0.48	1.19		0.22	85
2001 - Service Shares	0.03	1.69		(0.23)	85

2000 - Class A Shares	(0.21)	1.55		(0.43)	135
2000 - Class B Shares	(0.96)	2.30		(1.18)	135
2000 - Class C Shares	(0.96)	2.30		(1.18)	135
2000 - Institutional Shares	0.19	1.15		(0.03)	135
2000 - Service Shares	(0.30)	1.65		(0.52)	135

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.12)[b]	1.67	[b]	(0.46)[b]	52
1999 - Class B Shares	(0.86)[b]	2.42	[b]	(1.20)[b]	52
1999 - Class C Shares	(0.86)[b]	2.42	[b]	(1.20)[b]	52
1999 - Institutional Shares	0.28 [b]	1.27	[b]	(0.06)[b]	52
1999 - Service Shares	(0.22)[b]	1.77	[b]	(0.56)[b]	52

For the Year Ended January 31,
1999 - Class A Shares	0.08	2.00		(0.61)	75
1999 - Class B Shares	(0.55)	2.62		(1.17)	75
1999 - Class C Shares	(0.56)	2.63		(1.18)	75
1999 - Institutional Shares	0.60	1.56		(0.02)	75
1999 - Service Shares	0.01	2.06		(0.61)	75

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	(0.36)[b]	3.92	[b]	(3.03)[b]	38
1998 - Class B Shares (commenced August 15, 1997)	(1.04)[b]	4.37	[b]	(3.46)[b]	38
1998 - Class C Shares (commenced August 15, 1997)	(1.07)[b]	4.37	[b]	(3.49)[b]	38
1998 - Institutional Shares (commenced August 15, 1997)	0.15 [b]	3.37	[b]	(2.27)[b]	38
1998 - Service Shares (commenced August 15, 1997)	0.40 [b]	3.87	[b]	(2.02)[b]	38

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CAPITAL GROWTH FUND

		Income (loss) from
		investment operations

	Net asset	Net		Total
	value,	investment	Net realized	from
	beginning	income	and unrealized	investment
	of period	(loss)	gains (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$28.95	$(0.06)[c]	$(7.23)	$(7.29)
2001 - Class B Shares	27.99	(0.23)[c]	(6.96)	(7.19)
2001 - Class C Shares	27.94	(0.22)[c]	(6.94)	(7.16)
2001 - Institutional Shares	29.19	0.03 [c]	(7.30)	(7.27)
2001 - Service Shares	28.81	(0.08)[c]	(7.20)	(7.28)

2000 - Class A Shares	24.96	(0.11)[c]	6.29	6.18
2000 - Class B Shares	24.37	(0.30)[c]	6.11	5.81
2000 - Class C Shares	24.33	(0.30)[c]	6.10	5.80
2000 - Institutional Shares	25.06	— [c]	6.32	6.32
2000 - Service Shares	24.88	(0.13)[c]	6.25	6.12

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	24.03	(0.08)	1.01	0.93
1999 - Class B Shares	23.57	(0.17)	0.97	0.80
1999 - Class C Shares	23.52	(0.16)	0.97	0.81
1999 - Institutional Shares	24.07	(0.02)	1.01	0.99
1999 - Service Shares	23.96	(0.08)	1.00	0.92

For the Years Ended January 31,
1999 - Class A Shares	18.48	(0.03)	6.35	6.32
1999 - Class B Shares	18.27	(0.12)	6.19	6.07
1999 - Class C Shares	18.24	(0.10)	6.15	6.05
1999 - Institutional Shares	18.45	0.01	6.38	6.39
1999 - Service Shares	18.46	(0.04)	6.31	6.27

1998 - Class A Shares	16.73	0.02	4.78	4.80
1998 - Class B Shares	16.67	0.02	4.61	4.63
1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)	1.60	1.58
1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02	1.66	1.68
1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)	1.66	1.65

1997 - Class A Shares	14.91	0.10	3.56	3.66
1997 - Class B Shares (commenced May 1, 1996)	15.67	0.01	2.81	2.82

See page 156 for all footnotes.

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(1.90)	$(1.90)	$19.76	(26.48)%	$2,001,259	1.44%
—	—	(1.90)	(1.90)	18.90	(27.06)	338,673	2.19
—	—	(1.90)	(1.90)	18.88	(27.00)	127,839	2.19
—	—	(1.90)	(1.90)	20.02	(26.18)	444,195	1.04
—	—	(1.90)	(1.90)	19.63	(26.58)	8,979	1.54

—	—	(2.19)	(2.19)	28.95	25.70	2,736,484	1.45
—	—	(2.19)	(2.19)	27.99	24.75	451,666	2.20
—	—	(2.19)	(2.19)	27.94	24.75	143,126	2.20
—	—	(2.19)	(2.19)	29.19	26.18	497,986	1.05
—	—	(2.19)	(2.19)	28.81	25.53	13,668	1.55

—	—	—	—	24.96	3.87	1,971,097	1.44	[b]
—	—	—	—	24.37	3.39	329,870	2.19	[b]
—	—	—	—	24.33	3.44	87,284	2.19	[b]
—	—	—	—	25.06	4.11	255,210	1.04	[b]
—	—	—	—	24.88	3.84	6,466	1.54	[b]

—	—	(0.77)	(0.77)	24.03	34.58	1,992,716	1.42
—	—	(0.77)	(0.77)	23.57	33.60	236,369	2.19
—	—	(0.77)	(0.77)	23.52	33.55	60,234	2.19
—	—	(0.77)	(0.77)	24.07	35.02	41,817	1.07
—	—	(0.77)	(0.77)	23.96	34.34	3,085	1.57

(0.01)	(0.01)	(3.03)	(3.05)	18.48	29.71	1,256,595	1.40
—	—	(3.03)	(3.03)	18.27	28.73	40,827	2.18
—	(0.04)	(3.03)	(3.07)	18.24	8.83	5,395	2.21	[b]
(0.01)	(0.07)	(3.03)	(3.11)	18.45	9.31	7,262	1.16	[b]
—	(0.04)	(3.03)	(3.07)	18.46	9.18	2	1.50	[b]

(0.10)	(0.02)	(1.72)	(1.84)	16.73	25.97	920,646	1.40
(0.01)	(0.09)	(1.72)	(1.82)	16.67	19.39	3,221	2.15	[b]

CAPITAL GROWTH FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.25)%	1.46%		(0.27)%	18%
2001 - Class B Shares	(1.00)	2.21		(1.02)	18
2001 - Class C Shares	(1.00)	2.21		(1.02)	18
2001 - Institutional Shares	0.15	1.06		0.13	18
2001 - Service Shares	(0.35)	1.56		(0.37)	18

2000 - Class A Shares	(0.41)	1.47		(0.44)	34
2000 - Class B Shares	(1.16)	2.22		(1.19)	34
2000 - Class C Shares	(1.16)	2.22		(1.19)	34
2000 - Institutional Shares	—	1.07		(0.03)	34
2000 - Service Shares	(0.49)	1.57		(0.52)	34

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.53)[b]	1.47	[b]	(0.56)[b]	18
1999 - Class B Shares	(1.29)[b]	2.22	[b]	(1.32)[b]	18
1999 - Class C Shares	(1.29)[b]	2.22	[b]	(1.32)[b]	18
1999 - Institutional Shares	(0.20)[b]	1.07	[b]	(0.23)[b]	18
1999 - Service Shares	(0.65)[b]	1.57	[b]	(0.68)[b]	18

For the Years Ended January 31,
1999 - Class A Shares	(0.18)	1.58		(0.34)	30
1999 - Class B Shares	(0.98)	2.21		(1.00)	30
1999 - Class C Shares	(1.00)	2.21		(1.02)	30
1999 - Institutional Shares	0.11	1.09		0.09	30
1999 - Service Shares	(0.37)	1.59		(0.39)	30

1998 - Class A Shares	0.08	1.65		(0.17)	62
1998 - Class B Shares	(0.77)	2.18		(0.77)	62
1998 - Class C Shares (commenced August 15, 1997)	(0.86)[b]	2.21	[b]	(0.86)[b]	62
1998 - Institutional Shares (commenced August 15, 1997)	0.18 [b]	1.16	[b]	0.18 [b]	62
1998 - Service Shares (commenced August 15, 1997)	(0.16)[b]	1.50	[b]	(0.16)[b]	62

1997 - Class A Shares	0.62	1.65		0.37	53
1997 - Class B Shares (commenced May 1, 1996)	(0.39)[b]	2.15	[b]	(0.39)[b]	53

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STRATEGIC GROWTH FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$12.52	$(0.06)[c]	$(3.24)	$(3.30)
2001 - Class B Shares	12.40	(0.13)[c]	(3.20)	(3.33)
2001 - Class C Shares	12.42	(0.13)[c]	(3.21)	(3.34)
2001 - Institutional Shares	12.58	(0.02)[c]	(3.26)	(3.28)
2001 - Service Shares	12.52	(0.04)[c]	(3.25)	(3.29)

2000 - Class A Shares	10.06	(0.06)[c]	2.52	2.46
2000 - Class B Shares	10.04	(0.14)[c]	2.50	2.36
2000 - Class C Shares	10.05	(0.14)[c]	2.51	2.37
2000 - Institutional Shares	10.07	(0.01)[c]	2.52	2.51
2000 - Service Shares	10.06	(0.04)[c]	2.50	2.46

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	10.00	—	0.06	0.06
1999 - Class B Shares (commenced May 24)	10.00	(0.03)[c]	0.07	0.04
1999 - Class C Shares (commenced May 24)	10.00	(0.03)[c]	0.08	0.05
1999 - Institutional Shares (commenced May 24)	10.00	0.01	0.06	0.07
1999 - Service Shares (commenced May 24)	10.00	(0.01)	0.07	0.06

See page 156 for all footnotes.

APPENDIX B

					Ratio of
		Net assets	Ratio of		net investment
Net asset		at end of	net expenses		income (loss)
value, end	Total	period	to average		to average
of period	return[a]	(in 000s)	net assets		net assets

$9.22	(26.35)%	$109,315	1.44%		(0.52)%
9.07	(26.84)	14,235	2.19		(1.27)
9.08	(26.88)	5,613	2.19		(1.27)
9.30	(26.06)	45,898	1.04		(0.15)
9.23	(26.27)	1	1.54		(0.37)

12.52	24.46	92,271	1.44		(0.50)
12.40	23.51	17,149	2.19		(1.24)
12.42	23.58	7,287	2.19		(1.24)
12.58	24.93	22,910	1.04		(0.09)
12.52	24.45	2	1.54		(0.35)

10.06	0.60	10,371	1.44	[b]	(0.17)[b]
10.04	0.40	3,393	2.19	[b]	(0.97)[b]
10.05	0.50	2,388	2.19	[b]	(0.99)[b]
10.07	0.70	5,981	1.04	[b]	0.24 [b]
10.06	0.60	2	1.54	[b]	(0.24)[b]

STRATEGIC GROWTH FUND (continued)

	Ratios assuming
	no expense reductions

			Ratio of
	Ratio of		net investment
	expenses		income (loss)	Portfolio
	to average		to average	turnover
	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	1.67%		(0.75)%	25%
2001 - Class B Shares	2.42		(1.50)	25
2001 - Class C Shares	2.42		(1.50)	25
2001 - Institutional Shares	1.27		(0.38)	25
2001 - Service Shares	1.77		(0.60)	25

2000 - Class A Shares	1.63		(0.69)	19
2000 - Class B Shares	2.38		(1.43)	19
2000 - Class C Shares	2.38		(1.43)	19
2000 - Institutional Shares	1.23		(0.28)	19
2000 - Service Shares	1.73		(0.54)	19

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	11.70	[b]	(10.43)[b]	7
1999 - Class B Shares (commenced May 24)	12.45	[b]	(11.23)[b]	7
1999 - Class C Shares (commenced May 24)	12.45	[b]	(11.25)[b]	7
1999 - Institutional Shares (commenced May 24)	11.30	[b]	(10.02)[b]	7
1999 - Service Shares (commenced May 24)	11.80	[b]	(10.50)[b]	7

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GROWTH OPPORTUNITIES FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$19.50	$(0.14)[c]	$(0.66)	$(0.80)
2001 - Class B Shares	19.45	(0.28)[c]	(0.66)	(0.94)
2001 - Class C Shares	19.31	(0.28)[c]	(0.64)	(0.92)
2001 - Institutional Shares	19.59	(0.07)[c]	(0.67)	(0.74)
2001 - Service Shares	19.45	(0.16)[c]	(0.65)	(0.81)

2000 - Class A Shares	10.13	(0.11)[c]	9.71	9.60
2000 - Class B Shares	10.18	(0.24)[c]	9.74	9.50
2000 - Class C Shares	10.10	(0.24)[c]	9.68	9.44
2000 - Institutional Shares	10.13	(0.04)[c]	9.73	9.69
2000 - Service Shares	10.12	(0.12)[c]	9.68	9.56

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	10.00	(0.01)[c]	0.14	0.13
1999 - Class B Shares (commenced May 24)	10.00	(0.03)[c]	0.21	0.18
1999 - Class C Shares (commenced May 24)	10.00	(0.03)[c]	0.13	0.10
1999 - Institutional Shares (commenced May 24)	10.00	0.01	0.12	0.13
1999 - Service Shares (commenced May 24)	10.00	—	0.12	0.12

See page 156 for all footnotes.

APPENDIX B

Distributions
to shareholders			Net assets	Ratio of
	Net asset		at end of	net expenses
From net	value, end	Total	period	to average
realized gains	of period	return[a]	(in 000s)	net assets

$(0.59)	$18.11	(4.17)%	$428,981	1.54%
(0.59)	17.92	(4.92)	73,776	2.29
(0.59)	17.80	(4.85)	47,738	2.29
(0.59)	18.26	(3.79)	128,182	1.14
(0.59)	18.05	(4.24)	232	1.64

(0.23)	19.50	95.73	188,199	1.52
(0.23)	19.45	94.27	42,061	2.27
(0.23)	19.31	94.43	26,826	2.27
(0.23)	19.59	96.67	49,921	1.12
(0.23)	19.45	95.41	3	1.62

—	10.13	1.30	8,204	1.44	[b]
—	10.18	1.80	520	2.19	[b]
—	10.10	1.00	256	2.19	[b]
—	10.13	1.30	5,223	1.04	[b]
—	10.12	1.20	2	1.54	[b]

GROWTH OPPORTUNITIES FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		loss to	Portfolio
	to average	to average		average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.74)%	1.54%		(0.74)%	66%
2001 - Class B Shares	(1.49)	2.29		(1.49)	66
2001 - Class C Shares	(1.49)	2.29		(1.49)	66
2001 - Institutional Shares	(0.34)	1.14		(0.34)	66
2001 - Service Shares	(0.84)	1.64		(0.84)	66

2000 - Class A Shares	(0.64)	1.61		(0.73)	73
2000 - Class B Shares	(1.38)	2.36		(1.47)	73
2000 - Class C Shares	(1.38)	2.36		(1.47)	73
2000 - Institutional Shares	(0.23)	1.21		(0.32)	73
2000 - Service Shares	(0.69)	1.71		(0.78)	73

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	(0.27)[b]	14.15	[b]	(12.98)[b]	27
1999 - Class B Shares (commenced May 24)	(1.04)[b]	14.90	[b]	(13.75)[b]	27
1999 - Class C Shares (commenced May 24)	(1.12)[b]	14.90	[b]	(13.83)[b]	27
1999 - Institutional Shares (commenced May 24)	0.39 [b]	13.75	[b]	(12.32)[b]	27
1999 - Service Shares (commenced May 24)	0.03 [b]	14.25	[b]	(12.68)[b]	27

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MID CAP VALUE FUND

		Income (loss) from
		investment operations
	Net asset				Total
	value,	Net		Net realized	from
	beginning	investment		and unrealized	investment
	of period	income (loss)		gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$19.88	$0.24	[c]	$4.37	$4.61
2001 - Class B Shares	19.69	0.06	[c]	4.33	4.39
2001 - Class C Shares	19.67	0.06	[c]	4.33	4.39
2001 - Institutional Shares	19.86	0.33	[c]	4.36	4.69
2001 - Service Shares	19.73	0.21	[c]	4.34	4.55

2000 - Class A Shares	18.42	0.20	[c]	1.38	1.58
2000 - Class B Shares	18.23	0.06	[c]	1.40	1.46
2000 - Class C Shares	18.24	0.06	[c]	1.37	1.43
2000 - Institutional Shares	18.45	0.27	[c]	1.36	1.63
2000 - Service Shares	18.31	0.18	[c]	1.35	1.53

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	18.38	0.06		1.71	1.77
1999 - Class B Shares	18.29	(0.04)		1.71	1.67
1999 - Class C Shares	18.30	(0.04)		1.71	1.67
1999 - Institutional Shares	18.37	0.09		1.72	1.81
1999 - Service Shares	18.29	0.05		1.70	1.75

For the Years Ended January 31,
1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)
1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)
1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)
1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)
1999 - Service Shares	21.62	0.03		(2.31)	(2.28)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85
1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80
1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82
1998 - Institutional Shares	18.73	0.16		5.66	5.82
1998 - Service Shares (commenced July 18, 1997)	23.01	0.09		1.40	1.49

1997 - Institutional Shares	15.91	0.24		3.77	4.01

See page 156 for all footnotes.

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(0.15)	$—	$—	$(0.15)	$24.34	23.29%	$96,568	1.29%
(0.07)	—	—	(0.07)	24.01	22.33	42,813	2.04
(0.08)	—	—	(0.08)	23.98	22.37	16,094	2.04
(0.20)	—	—	(0.20)	24.35	23.75	247,212	0.89
(0.14)	—	—	(0.14)	24.14	23.17	256	1.39

(0.12)	—	—	(0.12)	19.88	8.70	39,142	1.29
—	—	—	—	19.69	8.01	22,284	2.04
—	—	—	—	19.67	7.84	5,720	2.04
(0.22)	—	—	(0.22)	19.86	9.08	158,188	0.89
(0.11)	—	—	(0.11)	19.73	8.48	206	1.39

—	—	(1.73)	(1.73)	18.42	9.04	49,081	1.29	[b]
—	—	(1.73)	(1.73)	18.23	8.53	31,824	2.04	[b]
—	—	(1.73)	(1.73)	18.24	8.52	9,807	2.04	[b]
—	—	(1.73)	(1.73)	18.45	9.26	190,549	0.89	[b]
—	—	(1.73)	(1.73)	18.31	8.97	190	1.39	[b]

(0.07)	—	(0.88)	(0.95)	18.38	(10.48)	70,578	1.33
—	—	(0.88)	(0.88)	18.29	(11.07)	37,821	1.93
(0.02)	—	(0.88)	(0.90)	18.30	(11.03)	10,800	1.93
(0.21)	—	(0.88)	(1.09)	18.37	(10.07)	196,512	0.87
(0.17)	—	(0.88)	(1.05)	18.29	(10.48)	289	1.37

(0.06)	(0.04)	(2.77)	(2.87)	21.61	3.42	90,588	1.35	[b]
(0.09)	—	(2.77)	(2.86)	21.57	3.17	28,743	1.85	[b]
(0.09)	—	(2.77)	(2.86)	21.59	3.27	6,445	1.85	[b]
(0.13)	—	(2.77)	(2.90)	21.65	30.86	236,440	0.85
(0.11)	—	(2.77)	(2.88)	21.62	6.30	8	1.35	[b]

(0.24)	(0.93)	(0.02)	(1.19)	18.73	25.63	145,253	0.85

MID CAP VALUE FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	1.05%	1.32%		1.02%	101%
2001 - Class B Shares	0.28	2.07		0.25	101
2001 - Class C Shares	0.28	2.07		0.25	101
2001 - Institutional Shares	1.43	0.92		1.40	101
2001 - Service Shares	0.94	1.42		0.91	101

2000 - Class A Shares	1.11	1.34		1.06	83
2000 - Class B Shares	0.35	2.09		0.30	83
2000 - Class C Shares	0.32	2.09		0.27	83
2000 - Institutional Shares	1.51	0.94		1.46	83
2000 - Service Shares	1.03	1.44		0.98	83

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	0.43 [b]	1.37	[b]	0.35 [b]	69
1999 - Class B Shares	(0.33)[b]	2.12	[b]	(0.41)[b]	69
1999 - Class C Shares	(0.34)[b]	2.12	[b]	(0.42)[b]	69
1999 - Institutional Shares	0.79 [b]	0.97	[b]	0.71 [b]	69
1999 - Service Shares	0.38 [b]	1.47	[b]	0.30 [b]	69

For the Years Ended January 31,
1999 - Class A Shares	0.38	1.41		0.30	92
1999 - Class B Shares	(0.22)	2.01		(0.30)	92
1999 - Class C Shares	(0.22)	2.01		(0.30)	92
1999 - Institutional Shares	0.83	0.95		0.75	92
1999 - Service Shares	0.32	1.45		0.24	92

1998 - Class A Shares (commenced August 15, 1997)	0.33 [b]	1.47	[b]	0.21 [b]	63
1998 - Class B Shares (commenced August 15, 1997)	(0.20)[b]	1.97	[b]	(0.32)[b]	63
1998 - Class C Shares (commenced August 15, 1997)	(0.23)[b]	1.97	[b]	(0.35)[b]	63
1998 - Institutional Shares	0.78	0.97		0.66	63
1998 - Service Shares (commenced July 18, 1997)	0.63 [b]	1.43	[b]	0.51 [b]	63

1997 - Institutional Shares	1.35	0.91		1.29	74

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SMALL CAP VALUE FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$23.21	$0.15 [c]	$5.19	$5.34
2001 - Class B Shares	22.40	(0.04)[c]	4.99	4.95
2001 - Class C Shares	22.42	(0.04)[c]	5.00	4.96
2001 - Institutional Shares	23.47	0.25 [c]	5.26	5.51
2001 - Service Shares	23.13	0.13 [c]	5.17	5.30

2000 - Class A Shares	19.80	0.01 [c]	3.40	3.41
2000 - Class B Shares	19.27	(0.13)[c]	3.26	3.13
2000 - Class C Shares	19.28	(0.12)[c]	3.26	3.14
2000 - Institutional Shares	19.95	0.10 [c]	3.42	3.52
2000 - Service Shares	19.76	0.01 [c]	3.36	3.37

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	18.51	(0.05)	1.34	1.29
1999 - Class B Shares	18.10	(0.12)	1.29	1.17
1999 - Class C Shares	18.12	(0.11)	1.27	1.16
1999 - Institutional Shares	18.62	—	1.33	1.33
1999 - Service Shares	18.50	(0.13)	1.39	1.26

For the Years Ended January 31,
1999 - Class A Shares	24.05	(0.06)	(4.48)	(4.54)
1999 - Class B Shares	23.73	(0.21)	(4.42)	(4.63)
1999 - Class C Shares	23.73	(0.18)	(4.43)	(4.61)
1999 - Institutional Shares	24.09	0.03	(4.50)	(4.47)
1999 - Service Shares	24.05	(0.04)	(4.51)	(4.55)

1998 - Class A Shares	20.91	0.14	5.33	5.47
1998 - Class B Shares	20.80	(0.01)	5.27	5.26
1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)	1.43	1.37
1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03	1.48	1.51
1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)	1.48	1.47

1997 - Class A Shares	17.29	(0.21)	4.92	4.71
1997 - Class B Shares (commenced May 1, 1996)	20.79	(0.11)	1.21	1.10

See page 156 for all footnotes.

APPENDIX B

Distributions to shareholders				Net assets	Ratio of
		Net asset		at end of	net expenses
From net	Total	value, end	Total	period	to average
realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	—	$28.55	23.01%	$244,860	1.50%
—	—	27.35	22.10	48,939	2.25
—	—	27.38	22.07	18,140	2.25
—	—	28.98	23.48	46,211	1.10
—	—	28.43	22.91	1,006	1.60

—	—	23.21	17.22	157,791	1.50
—	—	22.40	16.24	29,199	2.25
—	—	22.42	16.34	8,428	2.25
—	—	23.47	17.64	26,445	1.10
—	—	23.13	17.05	83	1.60

—	—	19.80	6.97	210,500	1.50	[b]
—	—	19.27	6.46	37,386	2.25	[b]
—	—	19.28	6.40	8,079	2.25	[b]
—	—	19.95	7.14	27,023	1.10	[b]
—	—	19.76	6.81	57	1.60	[b]

(1.00)	(1.00)	18.51	(17.37)	261,661	1.50
(1.00)	(1.00)	18.10	(18.00)	42,879	2.25
(1.00)	(1.00)	18.12	(17.91)	8,212	2.25
(1.00)	(1.00)	18.62	(17.04)	15,351	1.13
(1.00)	(1.00)	18.50	(17.41)	261	1.62

(2.33)	(2.33)	24.05	26.17	370,246	1.54
(2.33)	(2.33)	23.73	25.29	42,677	2.29
(2.33)	(2.33)	23.73	5.51	5,604	2.09	[b]
(2.33)	(2.33)	24.09	6.08	14,626	1.16	[b]
(2.33)	(2.33)	24.05	5.91	2	1.45	[b]

(1.09)	(1.09)	20.91	27.28	212,061	1.60
(1.09)	(1.09)	20.80	5.39	3,674	2.35	[b]

SMALL CAP VALUE FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.59%	1.60%		0.49%	93%
2001 - Class B Shares	(0.16)	2.35		(0.26)	93
2001 - Class C Shares	(0.16)	2.35		(0.26)	93
2001 - Institutional Shares	0.97	1.20		0.87	93
2001 - Service Shares	0.47	1.70		0.37	93

2000 - Class A Shares	0.07	1.57		—	75
2000 - Class B Shares	(0.68)	2.32		(0.75)	75
2000 - Class C Shares	(0.65)	2.32		(0.72)	75
2000 - Institutional Shares	0.49	1.17		0.42	75
2000 - Service Shares	0.03	1.67		(0.04)	75

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.35)[b]	1.61	[b]	(0.46)[b]	47
1999 - Class B Shares	(1.10)[b]	2.36	[b]	(1.21)[b]	47
1999 - Class C Shares	(1.10)[b]	2.36	[b]	(1.21)[b]	47
1999 - Institutional Shares	0.05 [b]	1.21	[b]	(0.06)[b]	47
1999 - Service Shares	(0.41)[b]	1.71	[b]	(0.52)[b]	47

For the Years Ended January 31,
1999 - Class A Shares	(0.24)	1.74		(0.48)	98
1999 - Class B Shares	(0.99)	2.29		(1.03)	98
1999 - Class C Shares	(0.99)	2.29		(1.03)	98
1999 - Institutional Shares	0.13	1.17		0.09	98
1999 - Service Shares	(0.47)	1.66		(0.51)	98

1998 - Class A Shares	(0.28)	1.76		(0.50)	85
1998 - Class B Shares	(0.92)	2.29		(0.92)	85
1998 - Class C Shares (commenced August 15, 1997)	(0.79)[b]	2.09	[b]	(0.79)[b]	85
1998 - Institutional Shares (commenced August 15, 1997)	0.27 [b]	1.16	[b]	0.27 [b]	85
1998 - Service Shares (commenced August 15, 1997)	(0.07)[b]	1.45	[b]	(0.07)[b]	85

1997 - Class A Shares	(0.72)	1.85		(0.97)	99
1997 - Class B Shares (commenced May 1, 1996)	(1.63)[b]	2.35	[b]	(1.63)[b]	99

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LARGE CAP VALUE FUND

		Income (loss) from
		investment operations
					Distributions
			Net		to shareholders	Net
	Net asset	Net	realized	Total		asset
	value,	investment	and	from	From net	value,
	beginning	income	unrealized	investment	investment	end of
	of period	(loss)[c]	gain (loss)	operations	income	period

For the Year Ended August 31,
2001 - Class A Shares	$10.39	$0.08	$(0.20)	$(0.12)	$(0.06)	$10.21
2001 - Class B Shares	10.33	(0.01)	(0.19)	(0.20)	(0.03)	10.10
2001 - Class C Shares	10.32	(0.01)	(0.19)	(0.20)	(0.02)	10.10
2001 - Institutional Shares	10.40	0.12	(0.20)	(0.08)	(0.08)	10.24
2001 - Service Shares	10.38	0.08	(0.20)	(0.12)	(0.03)	10.23

For the Period Ended August 31,
2000 - Class A Shares (commenced Dec. 15, 1999)	10.00	0.06	0.33	0.39	—	10.39
2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33	—	10.33
2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32	—	10.32
2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40	—	10.40
2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38	—	10.38

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Includes the effect of mortgage dollar roll transactions.

APPENDIX B

						Ratios assuming
						no expense reductions

				Ratio of net				Ratio of net
	Net assets	Ratio of net		investment		Ratio of		investment
	at end of	expenses		income (loss)		expenses		income (loss)	Portfolio
Total	period	to average		to average		to average		to average	turnover
return[a]	(in 000s)	net assets		net assets		net assets		net assets	rate

(1.21)%	$123,013	1.25%		0.73%		1.83%		0.15%	69%
(1.98)	8,830	2.00		(0.06)		2.58		(0.64)	69
(1.96)	3,636	2.00		(0.05)		2.58		(0.63)	69
(0.81)	50,740	0.85		1.09		1.43		0.51	69
(1.17)	2	1.35		0.80		1.93		0.22	69

3.90	7,181	1.25	[b]	0.84	[b]	3.30	[b]	(1.21)[b]	67
3.30	1,582	2.00	[b]	0.06	[b]	4.05	[b]	(1.99)[b]	67
3.20	850	2.00	[b]	0.15	[b]	4.05	[b]	(1.90)[b]	67
4.00	16,155	0.85	[b]	1.31	[b]	2.90	[b]	(0.74)[b]	67
3.80	2	1.35	[b]	0.95	[b]	3.40	[b]	(1.10)[b]	67

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Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs Balanced Fund
6	Goldman Sachs Growth and Income Fund
7	Goldman Sachs CORE Large Cap Value Fund
8	Goldman Sachs CORE U.S. Equity Fund
9	Goldman Sachs CORE Large Cap Growth Fund
10	Goldman Sachs CORE Small Cap Equity Fund
11	Goldman Sachs Capital Growth Fund
12	Goldman Sachs Strategic Growth Fund
13	Goldman Sachs Growth Opportunities Fund
14	Goldman Sachs Mid Cap Value Fund
15	Goldman Sachs Small Cap Value Fund
16	Goldman Sachs Large Cap Value Fund

18 Other Investment Practices and Securities

22 Principal Risks of the Funds

26 Fund Performance

39 Fund Fees and Expenses

56 Service Providers

64 Dividends

66 Shareholder Guide
66	How To Buy Shares
75	How To Sell Shares

86 Taxation

88 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

112 Appendix B Financial Highlights

Domestic Equity Funds
Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

521412

EQDOMPROABC

Prospectus

Service
Shares
December 28, 2001

 GOLDMAN SACHS DOMESTIC EQUITY FUNDS

■	Goldman Sachs Balanced Fund

■	Goldman Sachs Growth and Income Fund

■	Goldman Sachs CORESM Large Cap Value Fund

■	Goldman Sachs CORESM U.S. Equity Fund

■	Goldman Sachs CORESM Large Cap Growth Fund

■	Goldman Sachs CORESM Small Cap Equity Fund

■	Goldman Sachs Capital Growth Fund

■	Goldman Sachs Strategic Growth Fund

■	Goldman Sachs Growth Opportunities Fund

■	Goldman Sachs Mid Cap Value Fund

■	Goldman Sachs Small Cap Value Fund

■	Goldman Sachs Large Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

  General Investment
  Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the “Investment Adviser.”

VALUE STYLE FUNDS

Goldman Sachs’ Value Investment Philosophy:
Through intensive, hands-on research our portfolio team seeks to identify:

1.	Well-positioned businesses that have:

■	Attractive returns on capital.
■	Sustainable earnings and cash flow.
■	Strong company management focused on long-term returns to shareholders.

2.	Attractive valuation opportunities where:

■	The intrinsic value of the business is not reflected in the stock price.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

Goldman Sachs’ Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

1

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection
The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in each Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE Portfolio Construction
A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In

2

GENERAL INVESTMENT MANAGEMENT APPROACH

this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund’s benchmark.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

3

  Fund Investment Objectives
  and Strategies

Goldman Sachs Balanced Fund

FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large-cap U.S. equity investments and fixed-income securities

Investment Style:	Asset Allocation, with growth and value (blend) equity components

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds).

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, between 45% and 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. Although the Fund’s equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its Total Assets in foreign equity investments, including issuers in countries with emerging markets or economies (“emerging countries”) and equity investments quoted in foreign currencies. A portion of the Fund’s portfolio of equity investments may be selected primarily to provide current income (including interests in real estate investment trusts (“REITs”), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in fixed-income senior securities. The remainder of the Fund’s assets are invested in other fixed-income securities and cash.

The Fund’s fixed-income securities primarily include:

■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

5

  Goldman Sachs
  Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments with an emphasis on undervalued stocks

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $250 million and $300 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

7

  Goldman Sachs
  CORE U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

   Goldman Sachs
   CORE Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Growth Index is currently between $206.7 million and $365.5 billion.

The Investment Adviser emphasizes a company’s growth prospects in analyzing equity investments to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

9

  Goldman Sachs
  CORE Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers which are included in the Russell 2000® Index at the time of investment.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $3.7 million and $2.4 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

   Goldman Sachs
   Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

11

  Goldman Sachs
  Strategic Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Growth Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P Midcap 400 Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

13

  Goldman Sachs
  Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $250 million and $15 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

14

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Small Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $12 million and $3 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

15

  Goldman Sachs
  Large Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $250 million and $300 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

16

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17

Other Investment Practices

and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these tech-niques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities
lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for
investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and		Growth	CORE	CORE
strategies of the Fund	Balanced	and Income	Large Cap	U.S. Equity
— Not permitted	Fund	Fund	Value Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	15	—	—	—
Cross Hedging of Currencies	•	•	•	•
Custodial Receipts	•	•	•	•
Equity Swaps*	15	15	15	15
Foreign Currency Transactions**	•[1]	•	•	•
Futures Contracts and Options on Futures Contracts	•	•	•[2]	•[3]
Interest Rate Caps, Floors and Collars	•	—	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10
Loan Participations	•	—	—	—
Mortgage Dollar Rolls	•	—	—	—
Options on Foreign Currencies[4]	•	•	•	•
Options on Securities and Securities Indices[5]	•	•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	—	—
Unseasoned Companies	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.

[1]	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
[2]	The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index.
[3]	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
[4]	The Funds may purchase and sell call and put options.
[5]	The Funds may sell covered call and put options and purchase call and put options.

18

OTHER INVESTMENT PRACTICES AND SECURITIES

					Mid	Small	Large
CORE	CORE	Capital	Strategic	Growth	Cap	Cap	Cap
Large Cap	Small Cap	Growth	Growth	Opportunities	Value	Value	Value
Growth Fund	Equity Fund	Fund	Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	—	—	—	—	—	—
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
15	15	15	15	15	15	15	15
•	•	•	•	•	•	•	•
•[2]	•[2]	•	•	•	•	•	•
—	—	—	—	—	—	—	—
10	10	10	10	10	10	10	10
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
—	—	—	—	—	—	—	—
33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	25	25	25	25	25	25
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•

19

10 Percent of total assets (excluding securities
lending collateral) (italic type)
10 Percent of net assets (including borrowings for
investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and		Growth		CORE	CORE
strategies of the Fund	Balanced	and Income		Large Cap	U.S. Equity
— Not permitted	Fund	Fund		Value Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•	•		•[6]	•[6]
Asset-Backed and Mortgage-Backed Securities[7]	•	•		—	—
Bank Obligations[7]	•	•		•	•
Convertible Securities[8]	•	•		•	•
Corporate Debt Obligations[7]	•	•		•[9]	•[9]
Equity Investments	45-65	65	+	80+	90+
Emerging Country Securities	10[10]	25	[10]	—	—
Fixed Income Securities[11]	35-45 [12]	35		20[9]	10 [9]
Foreign Securities	10[10]	25	[10]	•[15]	•[15]
Foreign Government Securities[7]	•	—		—	—
Municipal Securities	•	—		—	—
Non-Investment Grade Fixed Income Securities	10[16]	10	[17]	—	—
Real Estate Investment Trusts	•	•		•	•
Stripped Mortgage Backed Securities[7]	•	—		—	—
Structured Securities*	•	•		•	•
Temporary Investments	100	100		35	35
U.S. Government Securities[7]	•	•		•	•
Yield Curve Options and Inverse Floating Rate Securities	•	—		—	—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[6]	The CORE Funds may not invest in European Depositary Receipts.
[7]	Limited by the amount the Fund invests in fixed-income securities.
[8]	Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor’s Service, Inc. (“Moody’s”). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
[9]	Cash equivalents only.

[10]	The Balanced, Growth and Income, Capital Growth, Strategic Growth and Growth Opportunities Funds may invest in the aggregate up to 10%, 25%, 10%, 10% and 10%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 25% of their Net Assets in foreign securities including emerging country securities.
[11]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s or Baa or higher by Moody’s).
[12]	The Balanced Fund invests at least 25% of its Total Assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.
[13]	The Mid Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (2) fixed-income securities.
[14]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.

20

OTHER INVESTMENT PRACTICES AND SECURITIES

					Mid	Small	Large
CORE	CORE	Capital	Strategic	Growth	Cap	Cap	Cap
Large Cap	Small Cap	Growth	Growth	Opportunities	Value	Value	Value
Growth Fund	Equity Fund	Fund	Fund	Fund	Fund	Fund	Fund

•[6]	•[6]	•	•	•	•	•	•
—	—	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•[9]	•[9]	•	•	•	•	•	•
80+	80+	90+	90+	90+	80+	80+	80+
—	—	10 [10]	10[10]	10[10]	25 [10]	25[10]	—
20[9]	20[9]	•	•	•	20 [13]	20[14]	20
•[15]	•[15]	10 [10]	10[10]	10[10]	25 [10]	25[10]	25
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	10 [17]	10[17]	10[17]	10 [18]	20[17]	10[17]
•	•	•	•	•	•	•	•
—	—	—	—	—	—	—	—
•	•	•	•	•	•	•	•
35	35	100	100	100	100	100	100
•	•	•	•	•	•	•	•
—	—	—	—	—	—	—	—

[15]	Equity securities of foreign issuers must be traded in the United States.
[16]	Must be at least BB or B by Standard & Poor’s or Ba or B by Moody’s at the time of investment.
[17]	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s at the time of investment.
[18]	Must be B or higher by Standard & Poor’s or B or higher by Moody’s at the time of investment.

21

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insur-ance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

			CORE		CORE	CORE
		Growth	Large	CORE	Large	Small
		and	Cap	U.S.	Cap	Cap
• Applicable	Balanced	Income	Value	Equity	Growth	Equity
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund

Credit/ Default	•	•	•	•	•	•
Foreign	•	•	•	•	•	•
Emerging Countries	•	•	•	•	•	•
Small Cap	—	—	—	—	—	•
Stock	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•
Management	•	•	•	•	•	•
Market	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•
Initial Public Offering (“IPO”)	—	—	—	—	—	—

22

PRINCIPAL RISKS OF THE FUNDS

			Mid	Small	Large
Capital	Strategic	Growth	Cap	Cap	Cap
Growth	Growth	Opportunities	Value	Value	Value
Fund	Fund	Fund	Fund	Fund	Fund

•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	—	—	•	•	—
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	•	—	•	•	•

23

All Funds:

■	Credit/ Default Risk— The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk— The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk— The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk— The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk— The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk— The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk— The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk— The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk— The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market

24

PRINCIPAL RISKS OF THE FUNDS

conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).

Specific Funds:

■	Small Cap Risk— The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk— The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

25

  Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

26

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -8.96%. Best Quarter* Q4 ’99 +8.14% Worst Quarter* Q3 ’98 -8.76%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 8/15/97)	-0.73%	3.78%
S&P 500® Index**	-9.08%	12.60%
Lehman Brothers Aggregate Bond Index***	11.59%	10.46%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.
***	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees or expenses.

27

Growth and Income Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -17.60%. Best Quarter* Q2 ’97 +15.16% Worst Quarter* Q3 ’98 -16.98%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 3/6/96)	-6.38%	7.55%
S&P 500® Index**	-9.08%	17.59%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

28

FUND PERFORMANCE

CORE Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -11.68%. Best Quarter* Q2 ’99 +10.38% Worst Quarter* Q3 ’99 -8.53%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 12/31/98)	4.12%	6.38%
Russell 1000® Value Index**	7.00%	7.17%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 1000® Value Index (inception date 1/1/99) is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.

29

CORE U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -19.47%. Best Quarter* Q4 ’98 +21.46% Worst Quarter* Q3 ’98 -14.68%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 6/7/96)	-9.99%	15.52%
S&P 500® Index**	-9.08%	17.64%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

30

FUND PERFORMANCE

CORE Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -30.82%. Best Quarter* Q4 ’98 +25.52% Worst Quarter* Q4 ’00 -21.82%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 5/1/97)	-22.48%	14.90%
Russell 1000® Growth Index**	-22.37%	16.34%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 1000® Growth Index, an unmanaged index, is a market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.

31

CORE Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -14.93%. Best Quarter* Q4 ’99 +15.28% Worst Quarter* Q3 ’98 -24.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 8/15/97)	2.61%	5.90%
Russell 2000® Index**	-3.02%	6.11%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees or expenses.

32

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -23.08%. Best Quarter* Q4 ’98 +24.32% Worst Quarter* Q3 ’98 -11.51%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 8/15/97)	-7.82%	16.44%
S&P 500® Index**	-9.08%	12.60%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

33

Strategic Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -24.73%. Best Quarter* Q1 ’00 +1.42% Worst Quarter* Q4 ’00 -7.85%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 5/24/99)	-7.30%	6.82%
S&P 500® Index**	-9.08%	0.31%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

34

FUND PERFORMANCE

Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -15.55%. Best Quarter* Q1 ’00 +16.30% Worst Quarter* Q4 ’00 +0.68%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 5/24/99)	25.66%	50.73%
S&P Midcap 400 Index**	17.45%	17.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P Midcap 400 Index is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

35

Mid Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -1.16%. Best Quarter* Q2 ’99 +21.13% Worst Quarter* Q3 ’98 -20.81%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 7/18/97)	31.34%	7.58%
Russell Midcap® Value Index**	19.13%	10.41%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.

36

FUND PERFORMANCE

Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was +3.16%. Best Quarter* Q2 ’99 +30.02% Worst Quarter* Q3 ’98 -32.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 8/15/97)	31.75%	4.74%
Russell 2000® Value Index**	22.74%	6.86%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.

37

Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2001 was -12.11%. Best Quarter* Q3 ’00 +8.57% Worst Quarter* Q2 ’00 -2.12%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Service Shares (Inception 12/15/99)	10.07%	9.61%
Russell 1000® Value Index**	7.00%	8.63%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest ranking U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.

38

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39

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

		Growth	CORE	CORE
		and	Large Cap	U.S.
	Balanced	Income	Value	Equity
	Fund	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.65%	0.70%	0.60%	0.75%
Other Expenses	0.79%	0.61%	0.67%	0.58%
Service Fees[3]	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%
All Other Expenses[4]	0.29%	0.11%	0.17%	0.08%

Total Fund Operating Expenses*	1.44%	1.31%	1.27%	1.33%

See page 42 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

		Growth	CORE	CORE
		and	Large Cap	U.S.
	Balanced	Income	Value	Equity
	Fund	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.65%	0.70%	0.60%	0.70%
Other Expenses	0.60%	0.59%	0.60%	0.54%
Service Fees[3]	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%
All Other Expenses[4]	0.10%	0.09%	0.10%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.25%	1.29%	1.20%	1.24%

40

FUND FEES AND EXPENSES

CORE	CORE
Large Cap	Small Cap	Capital	Strategic	Growth	Mid Cap	Small Cap	Large Cap
Growth	Equity	Growth	Growth	Opportunities	Value	Value	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

None	None	None	None	None	None	None	None
None	None	None	None	None	None	None	None
None	None	None	None	None	None	None	None
None	None	None	None	None	None	None	None

0.75%	0.85%	1.00%	1.00%	1.00%	0.75%	1.00%	0.75%
0.59%	0.84%	0.56%	0.77%	0.64%	0.67%	0.70%	1.18%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.09%	0.34%	0.06%	0.27%	0.14%	0.17%	0.20%	0.68%

1.34%	1.69%	1.56%	1.77%	1.64%	1.42%	1.70%	1.93%

CORE	CORE
Large Cap	Small Cap	Capital	Strategic	Growth	Mid Cap	Small Cap	Large Cap
Growth	Equity	Growth	Growth	Opportunities	Value	Value	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

0.70%	0.85%	1.00%	1.00%	1.00%	0.75%	1.00%	0.75%

0.56%	0.58%	0.54%	0.54%	0.64%	0.64%	0.60%	0.60%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.06%	0.08%	0.04%	0.04%	0.14%	0.14%	0.10%	0.10%

1.26%	1.43%	1.54%	1.54%	1.64%	1.39%	1.60%	1.35%

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Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.05%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.70%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.06%
Growth and Income	0.05%
CORE Large Cap Value	0.06%
CORE U.S. Equity	0.00%
CORE Large Cap Growth	0.02%
CORE Small Cap Equity	0.04%
Capital Growth	0.00%
Strategic Growth	0.00%
Growth Opportunities	0.11%
Mid Cap Value	0.10%
Small Cap Value	0.06%
Large Cap Value	0.06%
42

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
Fund	Year	Years	Years	Years

Balanced	$147	$456	$787	$1,724

Growth and Income	$133	$415	$718	$1,579

CORE Large Cap Value	$129	$403	$697	$1,534

CORE U.S. Equity	$135	$421	$729	$1,601

CORE Large Cap Growth	$136	$425	$734	$1,613

CORE Small Cap Equity	$172	$533	$918	$1,998

Capital Growth	$159	$493	$850	$1,856

Strategic Growth	$180	$557	$959	$2,084

Growth Opportunities	$167	$517	$892	$1,944

Mid Cap Value	$145	$449	$776	$1,702

Small Cap Value	$173	$536	$923	$2,009

Large Cap Value	$196	$606	$1,042	$2,254

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

43

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Growth and Income CORE Large Cap Value CORE Large Cap Growth CORE Small Cap Equity Strategic Growth Growth Opportunities Mid Cap Value Small Cap Value Large Cap Value

Goldman Sachs Funds Management, L.P. (“GSFM”) 32 Old Slip New York, New York 10005	CORE U.S. Equity Capital Growth

GSAM and GSFM are business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of September 30, 2001, GSAM and GSFM, along with other units of IMD, had assets under management of $295.9 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

44

SERVICE PROVIDERS

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
	Contractual	Year Ended
	Rate	August 31, 2001

GSAM:

Balanced	0.65%	0.65%

Growth and Income	0.70%	0.70%

CORE Large Cap Value	0.60%	0.60%

CORE Large Cap Growth	0.75%	0.70%

CORE Small Cap Equity	0.85%	0.85%

Strategic Growth	1.00%	1.00%

Growth Opportunities	1.00%	1.00%

Mid Cap Value	0.75%	0.75%

Small Cap Value	1.00%	1.00%

Large Cap Value	0.75%	0.75%

GSFM:

CORE U.S. Equity	0.75%	0.70%

Capital Growth	1.00%	1.00%

45

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC (now Goldman Sachs Princeton LLC) where he was and continues as President. Over the course of his 19-year career at Commodities Corporation (now Goldman Sachs Princeton LLC), Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Value Team

■	Twelve portfolio managers/analysts with over 100 years of combined financial experience comprise the Investment Adviser’s value investment team
■	Multi-sector focus provides a balanced perspective and in-depth industry knowledge
■	Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

________________________________________________________________________________

Value Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen A. Aptman Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 1996 1997	Ms. Aptman joined the Investment Adviser as a research analyst in 1993. She became a portfolio manager in 1996.

Andew Braun Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and became a portfolio manager in May 2001.

46

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Sally Pope Davis Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001 2001	Ms. Davis joined the Investment Adviser as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

Sean Gallagher Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Stephen L. Korn Associate	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2001 2001	Mr. Korn joined the Investment Adviser as a research analyst in June 1999. From January 1999 to June 1999, he was an equity research analyst at Gabelli & Company, Inc. From July 1995 to July 1998, he was a consultant at Andersen Consulting LLP in the Telecommunications Group.

Chip Otness Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2000 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

Lisa Parisi Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2001 2001	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Eileen Rominger Managing Director	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 1999 1999 1999 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

47

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $24 billion in equities currently under management

________________________________________________________________________________

Quantitative Equity Team

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE Large Cap Value CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity	Since 1998 1998 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1996 1997 1997 1998	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

Growth Investment Team

■	21-year consistent investment style applied through diverse and complete market cycles
■	More than $16 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience
________________________________________________________________________________

Growth Investment Team

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

Steven M. Barry Managing Director	Senior Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

48

SERVICE PROVIDERS

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

Kenneth T. Berents Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 2000 2000 2000 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty and its predecessor firm, Eagle.

Gregory H. Ekizian Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ekizian joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Scott Kolar Vice President	Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

Andrew F. Pyne Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 2001 2001 2001 2001	Mr. Pyne joined the Investment Adviser as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997, he was a product manager at Van Kampen Investments.

David G. Shell Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Ernest C. Segundo, Jr. Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

49

Fixed-Income Portfolio Management Team

■	Fixed-income portfolio management is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $57.6 billion in fixed-income assets for retail, institutional and high net worth clients

________________________________________________________________________________

Fixed-Income Portfolio Management Team

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

Jonathan A. Beinner Chief Investment Officer, Fixed-Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed-Income	Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs

50

SERVICE PROVIDERS

and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

51

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

Capital
	Investment	Gains
Fund	Income Dividends	Distributions

Balanced	Quarterly	Annually

Growth and Income	Quarterly	Annually

CORE Large Cap Value	Quarterly	Annually

CORE U.S. Equity	Annually	Annually

CORE Large Cap Growth	Annually	Annually

CORE Small Cap Equity	Annually	Annually

Capital Growth	Annually	Annually

Strategic Growth	Annually	Annually

Growth Opportunities	Annually	Annually

Mid Cap Value	Annually	Annually

Small Cap Value	Annually	Annually

Large Cap Value	Annually	Annually

52

DIVIDENDS

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

53

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

54

SHAREHOLDER GUIDE

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and respond to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge

55

to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

56

SHAREHOLDER GUIDE

■	NAV per share of each class is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

57

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

58

SHAREHOLDER GUIDE

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV

59

in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

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SHAREHOLDER GUIDE

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

62

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made prior to August 7, 2001, this withholding rate was 31%. For payments made between August 7, 2001 and December 31, 2001, the withholding rate is 30.5%. For 2002, the withholding rate will be 30%. Lower rates will apply in later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

64

APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only

65

then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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APPENDIX A

issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities a Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro’s existence, the exchange rates of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America

68

APPENDIX A

and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social

69

unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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APPENDIX A

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/ Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments,

71

domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited

72

APPENDIX A

number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value

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APPENDIX A

of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased

75

by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

76

APPENDIX A

■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

77

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, if permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities

78

APPENDIX A

convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.™ The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®.

79

The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the

80

APPENDIX A

parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide

81

an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

82

APPENDIX A

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

83

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit

84

APPENDIX A

losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial

85

paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

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87

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended August 31, 2000 has been audited by the Funds’ previous independent accountants.

BALANCED FUND

		Income (loss) from
		investment operations
	Net asset				Total
	value,	Net		Net realized	from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$21.42	$0.54	[c]	$(2.62)	$(2.08)
2001 - Class B Shares	21.27	0.39	[c]	(2.60)	(2.21)
2001 - Class C Shares	21.25	0.39	[c]	(2.60)	(2.21)
2001 - Institutional Shares	21.46	0.62	[c]	(2.62)	(2.00)
2001 - Service Shares	21.41	0.55	[c]	(2.65)	(2.10)

2000 - Class A Shares	20.38	0.60	[c]	1.75	2.35
2000 - Class B Shares	20.26	0.45	[c]	1.73	2.18
2000 - Class C Shares	20.23	0.45	[c]	1.74	2.19
2000 - Institutional Shares	20.39	0.71	[c]	1.75	2.46
2000 - Service Shares	20.37	0.59	[c]	1.74	2.33

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	20.48	0.32		(0.19)	0.13
1999 - Class B Shares	20.37	0.22		(0.18)	0.04
1999 - Class C Shares	20.34	0.23		(0.19)	0.04
1999 - Institutional Shares	20.48	0.53		(0.35)	0.18
1999 - Service Shares	20.47	1.22		(1.14)	0.08

For The Years Ended January 31,
1999 - Class A Shares	20.29	0.58		0.20	0.78
1999 - Class B Shares	20.20	0.41		0.21	0.62
1999 - Class C Shares	20.17	0.41		0.21	0.62
1999 - Institutional Shares	20.29	0.64		0.20	0.84
1999 - Service Shares	20.28	0.53		0.21	0.74

1998 - Class A Shares	18.78	0.57		2.66	3.23
1998 - Class B Shares	18.73	0.50		2.57	3.07
1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24	0.49
1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32	0.58
1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32	0.54

1997 - Class A Shares	17.31	0.66		2.47	3.13
1997 - Class B Shares (commenced May 1, 1996)	17.46	0.42		2.34	2.76

See page 132 for all footnotes.

88

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(0.74)	$—	$(0.26)	$(1.00)	$18.34	(9.95)%	$109,350	1.15%
(0.59)	—	(0.26)	(0.85)	18.21	(10.62)	28,316	1.90
(0.59)	—	(0.26)	(0.85)	18.19	(10.63)	7,113	1.90
(0.82)	—	(0.26)	(1.08)	18.38	(9.56)	2,379	0.75
(0.70)	—	(0.26)	(0.96)	18.35	(10.06)	16	1.25

(0.50)	—	(0.81)	(1.31)	21.42	12.00	135,632	1.12
(0.36)	—	(0.81)	(1.17)	21.27	11.17	33,759	1.87
(0.36)	—	(0.81)	(1.17)	21.25	11.23	8,658	1.87
(0.58)	—	(0.81)	(1.39)	21.46	12.59	2,509	0.72
(0.48)	—	(0.81)	(1.29)	21.41	11.89	17	1.22

(0.23)	—	—	(0.23)	20.38	0.62	169,395	1.10	[b]
(0.15)	—	—	(0.15)	20.26	0.20	40,515	1.85	[b]
(0.15)	—	—	(0.15)	20.23	0.18	11,284	1.85	[b]
(0.27)	—	—	(0.27)	20.39	0.86	2,361	0.70	[b]
(0.18)	—	—	(0.18)	20.37	0.39	15	1.20	[b]

(0.59)	—	—	(0.59)	20.48	3.94	192,453	1.04
(0.45)	—	—	(0.45)	20.37	3.15	43,926	1.80
(0.45)	—	—	(0.45)	20.34	3.14	14,286	1.80
(0.65)	—	—	(0.65)	20.48	4.25	8,010	0.73
(0.55)	—	—	(0.55)	20.47	3.80	490	1.23

(0.56)	—	(1.16)	(1.72)	20.29	17.54	163,636	1.00
(0.42)	(0.02)	(1.16)	(1.60)	20.20	16.71	23,639	1.76
(0.22)	(0.04)	(1.16)	(1.42)	20.17	2.49	8,850	1.77	[b]
(0.23)	(0.08)	(1.16)	(1.47)	20.29	2.93	8,367	0.76	[b]
(0.22)	(0.06)	(1.16)	(1.44)	20.28	2.66	16	1.26	[b]

(0.66)	—	(1.00)	(1.66)	18.78	18.59	81,410	1.00
(0.42)	(0.07)	(1.00)	(1.49)	18.73	16.22	2,110	1.75	[b]

89

BALANCED FUND (continued)

			Ratios assuming
			no expense reductions

	Ratio of				Ratio of
	net				net
	investment		Ratio of		investment
	income		expenses		income		Portfolio
	to average		to average		to average		turnover
	net assets		net assets		net assets		rate[d]

For The Years Ended August 31,
2001 - Class A Shares	2.78%		1.34%		2.59%		187%
2001 - Class B Shares	2.03		2.09		1.84		187
2001 - Class C Shares	2.03		2.09		1.84		187
2001 - Institutional Shares	3.18		0.94		2.99		187
2001 - Service Shares	2.84		1.44		2.65		187

2000 - Class A Shares	2.94		1.29		2.77		154
2000 - Class B Shares	2.19		2.04		2.02		154
2000 - Class C Shares	2.19		2.04		2.02		154
2000 - Institutional Shares	3.46		0.89		3.29		154
2000 - Service Shares	2.86		1.39		2.69		154

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	2.58	[b]	1.32	[b]	2.36	[b]	90
1999 - Class B Shares	1.83	[b]	2.07	[b]	1.61	[b]	90
1999 - Class C Shares	1.84	[b]	2.07	[b]	1.62	[b]	90
1999 - Institutional Shares	2.96	[b]	0.92	[b]	2.74	[b]	90
1999 - Service Shares	2.46	[b]	1.42	[b]	2.24	[b]	90

For The Years Ended January 31,
1999 - Class A Shares	2.90		1.45		2.49		175
1999 - Class B Shares	2.16		2.02		1.94		175
1999 - Class C Shares	2.17		2.02		1.95		175
1999 - Institutional Shares	3.22		0.95		3.00		175
1999 - Service Shares	2.77		1.45		2.55		175

1998 - Class A Shares	2.94		1.57		2.37		190
1998 - Class B Shares	2.14		2.07		1.83		190
1998 - Class C Shares (commenced August 15, 1997)	2.13	[b]	2.08	[b]	1.82	[b]	190
1998 - Institutional Shares (commenced August 15, 1997)	3.13	[b]	1.07	[b]	2.82	[b]	190
1998 - Service Shares (commenced August 15, 1997)	2.58	[b]	1.57	[b]	2.27	[b]	190

1997 - Class A Shares	3.76		1.77		2.99		208
1997 - Class B Shares (commenced May 1, 1996)	2.59	[b]	2.27	[b]	2.07	[b]	208

90

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91

GROWTH AND INCOME FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$24.78	$0.01 [c]	$(5.13)	$(5.12)
2001 - Class B Shares	24.42	(0.15)[c]	(5.04)	(5.19)
2001 - Class C Shares	24.37	(0.15)[c]	(5.03)	(5.18)
2001 - Institutional Shares	24.91	0.11 [c]	(5.18)	(5.07)
2001 - Service Shares	24.77	(0.01)[c]	(5.13)	(5.14)

2000 - Class A Shares	24.68	0.07 [c]	1.44	1.51
2000 - Class B Shares	24.46	(0.10)[c]	1.42	1.32
2000 - Class C Shares	24.41	(0.09)[c]	1.40	1.31
2000 - Institutional Shares	24.72	0.16 [c]	1.49	1.65
2000 - Service Shares	24.68	0.05 [c]	1.44	1.49

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	24.33	0.19	0.31	0.50
1999 - Class B Shares	24.13	0.08	0.31	0.39
1999 - Class C Shares	24.08	0.08	0.30	0.38
1999 - Institutional Shares	24.35	0.34	0.23	0.57
1999 - Service Shares	24.33	0.17	0.32	0.49

For The Years Ended January 31,
1999 - Class A Shares	25.93	0.20	(1.60)	(1.40)
1999 - Class B Shares	25.73	0.02	(1.58)	(1.56)
1999 - Class C Shares	25.70	0.02	(1.59)	(1.57)
1999 - Institutional Shares	25.95	0.29	(1.58)	(1.29)
1999 - Service Shares	25.92	0.17	(1.58)	(1.41)

1998 - Class A Shares	23.18	0.11	5.27	5.38
1998 - Class B Shares	23.10	0.04	5.14	5.18
1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)	0.06	0.05
1998 - Institutional Shares	23.19	0.27	5.23	5.50
1998 - Service Shares	23.17	0.14	5.23	5.37

1997 - Class A Shares	19.98	0.35	5.18	5.53
1997 - Class B Shares (commenced May 1, 1996)	20.82	0.17	4.31	4.48
1997 - Institutional Shares (commenced June 3, 1996)	21.25	0.29	3.96	4.25
1997 - Service Shares (commenced March 6, 1996)	20.71	0.28	4.50	4.78

See page 132 for all footnotes.

92

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$—	$—	$19.66	(20.66)%	$355,205	1.19%
—	—	—	—	19.23	(21.25)	98,747	1.94
—	—	—	—	19.19	(21.22)	10,360	1.94
—	—	—	—	19.84	(20.32)	28,201	0.79
—	—	—	—	19.63	(20.75)	5,581	1.29

(0.05)	(0.03)	(1.33)	(1.41)	24.78	6.48	576,354	1.18
(0.02)	(0.01)	(1.33)	(1.36)	24.42	5.70	155,527	1.93
(0.01)	(0.01)	(1.33)	(1.35)	24.37	5.67	15,746	1.93
(0.09)	(0.04)	(1.33)	(1.46)	24.91	7.05	28,543	0.78
(0.05)	(0.02)	(1.33)	(1.40)	24.77	6.40	7,926	1.28

(0.15)	—	—	(0.15)	24.68	2.05	855,174	1.19 [b]
(0.06)	—	—	(0.06)	24.46	1.60	271,912	1.94 [b]
(0.05)	—	—	(0.05)	24.41	1.58	31,328	1.94 [b]
(0.20)	—	—	(0.20)	24.72	2.32	32,181	0.79[b]
(0.14)	—	—	(0.14)	24.68	2.01	10,008	1.29[b]

(0.19)	(0.01)	—	(0.20)	24.33	(5.40)	1,122,157	1.22
(0.04)	—	—	(0.04)	24.13	(6.07)	349,662	1.92
(0.05)	—	—	(0.05)	24.08	(6.12)	48,146	1.92
(0.30)	(0.01)	—	(0.31)	24.35	(5.00)	173,696	0.80
(0.17)	(0.01)	—	(0.18)	24.33	(5.44)	11,943	1.30

(0.11)	—	(2.52)	(2.63)	25.93	23.71	1,216,582	1.25
—	(0.03)	(2.52)	(2.55)	25.73	22.87	307,815	1.94
—	(0.03)	(2.52)	(2.55)	25.70	0.51	31,686	1.99[b]
(0.22)	—	(2.52)	(2.74)	25.95	24.24	36,225	0.83
(0.06)	(0.04)	(2.52)	(2.62)	25.92	23.63	8,893	1.32

(0.35)	(0.01)	(1.97)	(2.33)	23.18	28.42	615,103	1.22
(0.17)	(0.06)	(1.97)	(2.20)	23.10	22.23	17,346	1.93[b]
(0.30)	(0.04)	(1.97)	(2.31)	23.19	20.77	193	0.82[b]
(0.28)	(0.07)	(1.97)	(2.32)	23.17	23.87	3,174	1.32[b]

93

GROWTH AND INCOME FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For The Years Ended August 31,
2001 - Class A Shares	0.07%	1.21%		0.05%	40%
2001 - Class B Shares	(0.68)	1.96		(0.70)	40
2001 - Class C Shares	(0.68)	1.96		(0.70)	40
2001 - Institutional Shares	0.49	0.81		0.47	40
2000 - Service Shares	(0.03)	1.31		(0.05)	40

2000 - Class A Shares	0.31	1.18		0.31	87
2000 - Class B Shares	(0.41)	1.93		(0.41)	87
2000 - Class C Shares	(0.40)	1.93		(0.40)	87
2000 - Institutional Shares	0.69	0.78		0.69	87
2000 - Service Shares	0.20	1.28		0.20	87

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	1.26[b]	1.20[b]		1.25[b]	55
1999 - Class B Shares	0.51[b]	1.95[b]		0.50[b]	55
1999 - Class C Shares	0.51[b]	1.95[b]		0.50[b]	55
1999 - Institutional Shares	1.72[b]	0.80[b]		1.71[b]	55
1999 - Service Shares	1.16[b]	1.30[b]		1.15[b]	55

For The Years Ended January 31,
1999 - Class A Shares	0.78	1.32		0.68	126
1999 - Class B Shares	0.09	1.92		0.09	126
1999 - Class C Shares	0.10	1.92		0.10	126
1999 - Institutional Shares	1.25	0.80		1.25	126
1999 - Service Shares	0.72	1.30		0.72	126

1998 - Class A Shares	0.43	1.42		0.26	62
1998 - Class B Shares	(0.35)	1.94		(0.35)	62
1998 - Class C Shares (commenced August 15, 1997)	(0.48)[b]	1.99	[b]	(0.48)[b]	62
1998 - Institutional Shares	0.76	0.83		0.76	62
1998 - Service Shares	0.32	1.32		0.32	62

1997 - Class A Shares	1.60	1.43		1.39	53
1997 - Class B Shares (commenced May 1, 1996)	0.15 [b]	1.93	[b]	0.15 [b]	53
1997 - Institutional Shares (commenced June 3, 1996)	1.36 [b]	0.82	[b]	1.36 [b]	53
1997 - Service Shares (commenced March 6, 1996)	0.94 [b]	1.32	[b]	0.94 [b]	53

94

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95

CORE LARGE CAP VALUE FUND

		Income (loss) from
		investment operations
	Net asset				Total
	value,	Net		Net realized	from
	beginning	investment		and unrealized	investment
	of period	income (loss)		gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$10.81	$0.07	[c]	$(0.42)	$(0.35)
2001 - Class B Shares	10.75	(0.01)[c]		(0.42)	(0.43)
2001 - Class C Shares	10.76	(0.01)[c]		(0.42)	(0.43)
2001 - Institutional Shares	10.82	0.11	[c]	(0.43)	(0.32)
2001 - Service Shares	10.81	0.06	[c]	(0.42)	(0.36)

2000 - Class A Shares	10.55	0.12	[c]	0.36	0.48
2000 - Class B Shares	10.50	0.05	[c]	0.36	0.41
2000 - Class C Shares	10.51	0.04	[c]	0.37	0.41
2000 - Institutional Shares	10.55	0.16	[c]	0.37	0.53
2000 - Service Shares	10.55	0.11	[c]	0.36	0.47

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	10.15	0.04		0.40	0.44
1999 - Class B Shares	10.15	0.01		0.36	0.37
1999 - Class C Shares	10.15	0.01		0.37	0.38
1999 - Institutional Shares	10.16	0.06		0.38	0.44
1999 - Service Shares	10.16	0.02		0.40	0.42

For The Period Ended January 31,
1999 - Class A Shares (commenced December 31, 1998)	10.00	0.01		0.14	0.15
1999 - Class B Shares (commenced December 31, 1998)	10.00	—		0.15	0.15
1999 - Class C Shares (commenced December 31, 1998)	10.00	—		0.15	0.15
1999 - Institutional Shares (commenced December 31, 1998)	10.00	0.01		0.15	0.16
1999 - Service Shares (commenced December 31, 1998)	10.00	0.02		0.14	0.16

See page 132 for all footnotes.

96

APPENDIX B

Distributions to
shareholders

					Net			Ratio of
					assets	Ratio of		net investment
From net			Net asset		at end of	net expenses		income (loss)
investment	From net	Total	value, end	Total	period	to average		to average
income	realized gains	distributions	of period	return[a]	(in 000s)	net assets		net assets

$(0.09)	$(0.06)	$(0.15)	$10.31	(3.32)%	$89,861	1.10%		0.64%
(0.02)	(0.06)	(0.08)	10.24	(4.08)	22,089	1.85		(0.11)
(0.02)	(0.06)	(0.08)	10.25	(4.07)	15,222	1.85		(0.11)
(0.13)	(0.06)	(0.19)	10.31	(3.03)	132,684	0.70		1.04
(0.08)	(0.06)	(0.14)	10.31	(3.43)	56	1.20		0.52

(0.10)	(0.12)	(0.22)	10.81	4.68	100,972	1.06		1.14

(0.04)	(0.12)	(0.16)	10.75	3.96	19,069	1.81		0.44

(0.04)	(0.12)	(0.16)	10.76	3.97	11,178	1.81		0.45

(0.14)	(0.12)	(0.26)	10.82	5.20	175,493	0.66		1.54

(0.09)	(0.12)	(0.21)	10.81	4.60	12	1.16		1.07

(0.04)	—	(0.04)	10.55	4.31	91,072	1.04	[b]	0.87	[b]

(0.02)	—	(0.02)	10.50	3.68	14,464	1.79	[b]	0.05	[b]

(0.02)	—	(0.02)	10.51	3.73	8,032	1.79	[b]	0.09	[b]

(0.05)	—	(0.05)	10.55	4.35	189,540	0.64	[b]	1.29	[b]

(0.03)	—	(0.03)	10.55	4.11	13	1.14	[b]	0.72	[b]

—	—	—	10.15	1.50	6,665	1.08	[b]	1.45	[b]

—	—	—	10.15	1.50	340	1.82	[b]	0.84	[b]

—	—	—	10.15	1.50	268	1.83	[b]	0.70	[b]

—	—	—	10.16	1.60	53,396	0.66	[b]	1.97	[b]

—	—	—	10.16	1.60	2	1.16	[b]	2.17	[b]

97

CORE LARGE CAP VALUE FUND (continued)

	Ratios assuming
	no expense reductions

			Ratio of
	Ratio of		net investment
	expenses		income (loss)	Portfolio
	to average		to average	turnover
	net assets		net assets	rate

For The Years Ended August 31,
2001 - Class A Shares	1.17%		0.57%	70%
2001 - Class B Shares	1.92		(0.18)	70
2001 - Class C Shares	1.92		(0.18)	70
2001 - Institutional Shares	0.77		0.97	70
2001 - Service Shares	1.27		0.45	70

2000 - Class A Shares	1.17		1.03	83
2000 - Class B Shares	1.92		0.33	83
2000 - Class C Shares	1.92		0.34	83
2000 - Institutional Shares	0.77		1.43	83
2000 - Service Shares	1.27		0.96	83

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	1.21	[b]	0.70 [b]	36
1999 - Class B Shares	1.96	[b]	(0.12)[b]	36
1999 - Class C Shares	1.96	[b]	(0.08)[b]	36
1999 - Institutional Shares	0.81	[b]	1.12 [b]	36
1999 - Service Shares	1.31	[b]	0.55 [b]	36

For The Period Ended January 31,
1999 - Class A Shares (commenced December 31, 1998)	8.03	[b]	(5.50)[b]	0
1999 - Class B Shares (commenced December 31, 1998)	8.77	[b]	(6.11)[b]	0
1999 - Class C Shares (commenced December 31, 1998)	8.78	[b]	(6.25)[b]	0
1999 - Institutional Shares (commenced December 31, 1998)	7.61	[b]	(4.98)[b]	0
1999 - Service Shares (commenced December 31, 1998)	8.11	[b]	(4.78)[b]	0

98

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99

CORE U.S. EQUITY FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$36.77	$0.01 [c]	$(8.96)	$(8.95)
2001 - Class B Shares	35.71	(0.19)[c]	(8.67)	(8.86)
2001 - Class C Shares	35.59	(0.19)[c]	(8.65)	(8.84)
2001 - Institutional Shares	37.30	0.13 [c]	(9.09)	(8.96)
2001 - Service Shares	36.54	(0.01)[c]	(8.91)	(8.92)

2000 - Class A Shares	34.21	0.10 [c]	6.00	6.10
2000 - Class B Shares	33.56	(0.14)[c]	5.83	5.69
2000 - Class C Shares	33.46	(0.13)[c]	5.80	5.67
2000 - Institutional Shares	34.61	0.24 [c]	6.07	6.31
2000 - Service Shares	34.05	0.07 [c]	5.96	6.03

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	32.98	0.03	1.20	1.23
1999 - Class B Shares	32.50	(0.11)	1.17	1.06
1999 - Class C Shares	32.40	(0.10)	1.16	1.06
1999 - Institutional Shares	33.29	0.11	1.21	1.32
1999 - Service Shares	32.85	0.01	1.19	1.20

For The Years Ended January 31,
1999 - Class A Shares	26.59	0.04	7.02	7.06
1999 - Class B Shares	26.32	(0.10)	6.91	6.81
1999 - Class C Shares	26.24	(0.10)	6.89	6.79
1999 - Institutional Shares	26.79	0.20	7.11	7.31
1999 - Service Shares	26.53	0.06	7.01	7.07

1998 - Class A Shares	23.32	0.11	5.63	5.74
1998 - Class B Shares	23.18	0.11	5.44	5.55
1998 - Class C Shares (commenced August 15, 1997)	27.48	0.03	1.22	1.25
1998 - Institutional Shares	23.44	0.30	5.65	5.95
1998 - Service Shares	23.27	0.19	5.57	5.76

1997 - Class A Shares	19.66	0.16	4.46	4.62
1997 - Class B Shares (commenced May 1, 1996)	20.44	0.04	3.70	3.74
1997 - Institutional Shares	19.71	0.30	4.51	4.81
1997 - Service Shares (commenced June 7, 1996)	21.02	0.13	3.15	3.28

See page 132 for all footnotes.

100

APPENDIX B

Distributions to shareholders

						Net			Ratio of
	In excess					assets	Ratio of		net investment
From net	of net			Net asset		at end of	net expenses		income (loss)
investment	investment	From net	Total	value, end	Total	period	to average		to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets		net assets

$(0.06)	$—	$(3.46)	$(3.52)	$24.30	(25.96)%	$471,445	1.14%		0.04%
—	—	(3.46)	(3.46)	23.39	(26.49)	184,332	1.89		(0.70)
—	—	(3.46)	(3.46)	23.29	(26.53)	45,841	1.89		(0.70)
(0.19)	(0.01)	(3.46)	(3.66)	24.68	(25.66)	255,400	0.74		0.45
(0.01)	—	(3.46)	(3.47)	24.15	(26.02)	8,319	1.24		(0.05)

—	—	(3.54)	(3.54)	36.77	18.96	715,775	1.14		0.31
—	—	(3.54)	(3.54)	35.71	18.03	275,673	1.89		(0.44)
—	—	(3.54)	(3.54)	35.59	18.03	62,820	1.89		(0.43)
(0.08)	—	(3.54)	(3.62)	37.30	19.41	379,172	0.74		0.71
—	—	(3.54)	(3.54)	36.54	18.83	11,879	1.24		0.19

—	—	—	—	34.21	3.73	614,310	1.14	[b]
—	—	—	—	33.56	3.26	214,087	1.89	[b]	(0.60)[b]
—	—	—	—	33.46	3.27	43,361	1.89	[b]	(0.61)[b]
—	—	—	—	34.61	3.97	335,465	0.74	[b]	0.54 [b]
—	—	—	—	34.05	3.65	11,204	1.24	[b]	0.06 [b]

(0.03)	(0.01)	(0.63)	(0.67)	32.98	26.89	605,566	1.23		0.15
—	—	(0.63)	(0.63)	32.50	26.19	152,347	1.85		(0.50)
—	—	(0.63)	(0.63)	32.40	26.19	26,912	1.87		(0.53)
(0.15)	(0.03)	(0.63)	(0.81)	33.29	27.65	307,200	0.69		0.69
(0.10)	(0.02)	(0.63)	(0.75)	32.85	27.00	11,600	1.19		0.19

(0.12)	—	(2.35)	(2.47)	26.59	24.96	398,393	1.28		0.51
—	(0.06)	(2.35)	(2.41)	26.32	24.28	59,208	1.79		(0.05)
—	(0.14)	(2.35)	(2.49)	26.24	4.85	6,267	1.78	[b]	(0.21)[b]
(0.24)	(0.01)	(2.35)	(2.60)	26.79	25.76	202,893	0.65		1.16
(0.07)	(0.08)	(2.35)	(2.50)	26.53	25.11	7,841	1.15		0.62

(0.16)	—	(0.80)	(0.96)	23.32	23.75	225,968	1.29		0.91
(0.04)	(0.16)	(0.80)	(1.00)	23.18	18.59	17,258	1.83	[b]	0.06 [b]
(0.28)	—	(0.80)	(1.08)	23.44	24.63	148,942	0.65		1.52
(0.13)	(0.10)	(0.80)	(1.03)	23.27	15.92	3,666	1.15	[b]	0.69 [b]

101

CORE U.S. EQUITY FUND (continued)

	Ratios assuming
	no expense reductions

		Ratio of
	Ratio of	net investment
	expenses	income (loss)	Portfolio
	to average	to average	turnover
	net assets	net assets	rate

For The Years Ended August 31,
2001 - Class A Shares	1.23%	(0.05)%	54%
2001 - Class B Shares	1.98	(0.79)	54
2001 - Class C Shares	1.98	(0.79)	54
2001 - Institutional Shares	0.83	0.36	54
2001 - Service Shares	1.33	(0.14)	54

2000 - Class A Shares	1.23	0.22	59
2000 - Class B Shares	1.98	(0.53)	59
2000 - Class C Shares	1.98	(0.52)	59
2000 - Institutional Shares	0.83	0.62	59
2000 - Service Shares	1.33	0.10	59

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	1.24[b]	0.05[b]	42
1999 - Class B Shares	1.99[b]	(0.70)[b]	42
1999 - Class C Shares	1.99[b]	(0.71)[b]	42
1999 - Institutional Shares	0.84[b]	0.44[b]	42
1999 - Service Shares	1.34[b]	(0.04)[b]	42

For The Years Ended January 31,
1999 - Class A Shares	1.36	0.02	64
1999 - Class B Shares	1.98	(0.63)	64
1999 - Class C Shares	2.00	(0.66)	64
1999 - Institutional Shares	0.82	0.56	64
1999 - Service Shares	1.32	0.06	64

1998 - Class A Shares	1.47	0.32	66
1998 - Class B Shares	1.96	(0.22)	66
1998 - Class C Shares (commenced August 15, 1997)	1.95[b]	(0.38)[b]	66
1998 - Institutional Shares	0.82	0.99	66
1998 - Service Shares	1.32	0.45	66

1997 - Class A Shares	1.53	0.67	37
1997 - Class B Shares (commenced May 1, 1996)	2.00[b]	(0.11)[b]	37
1997 - Institutional Shares	0.85	1.32	37
1997 - Service Shares (commenced June 7, 1996)	1.35[b]	0.49[b]	37

102

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103

CORE LARGE CAP GROWTH FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$22.66	$(0.09)[c]	$(9.97)	$(10.06)
2001 - Class B Shares	22.14	(0.20)[c]	(9.71)	(9.91)
2001 - Class C Shares	22.15	(0.20)[c]	(9.71)	(9.91)
2001 - Institutional Shares	22.87	(0.02)[c]	(10.06)	(10.08)
2001 - Service Shares	22.55	(0.10)[c]	(9.93)	(10.03)

2000 - Class A Shares	17.02	0.06 [c]	5.67	5.73
2000 - Class B Shares	16.75	(0.09)[c]	5.57	5.48
2000 - Class C Shares	16.75	(0.08)[c]	5.57	5.49
2000 - Institutional Shares	17.10	0.13 [c]	5.73	5.86
2000 - Service Shares	16.95	0.03 [c]	5.66	5.69

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	16.17	(0.01)	0.86	0.85
1999 - Class B Shares	15.98	(0.07)	0.84	0.77
1999 - Class C Shares	15.99	(0.07)	0.83	0.76
1999 - Institutional Shares	16.21	0.03	0.86	0.89
1999 - Service Shares	16.11	(0.02)	0.86	0.84

For the Year Ended January 31,
1999 - Class A Shares	11.97	0.01	4.19	4.20
1999 - Class B Shares	11.92	(0.06)	4.12	4.06
1999 - Class C Shares	11.93	(0.05)	4.11	4.06
1999 - Institutional Shares	11.97	0.02	4.23	4.25
1999 - Service Shares	11.95	(0.01)	4.17	4.16

For the Period Ended January 31,
1998 - Class A Shares (commenced May 1, 1997)	10.00	0.01	2.35	2.36
1998 - Class B Shares (commenced May 1, 1997)	10.00	(0.03)	2.33	2.30
1998 - Class C Shares (commenced August 15, 1997)	11.80	(0.02)	0.54	0.52
1998 - Institutional Shares (commenced May 1, 1997)	10.00	0.01	2.35	2.36
1998 - Service Shares (commenced May 1, 1997)	10.00	(0.02)	2.35	2.33

See page 132 for all footnotes.

104

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(0.02)	$—	$(1.07)	$(1.09)	$11.51	(45.97)%	$246,785	1.16%
—	—	(1.07)	(1.07)	11.16	(46.37)	167,469	1.91
—	—	(1.07)	(1.07)	11.17	(46.35)	77,398	1.91
(0.09)	—	(1.07)	(1.16)	11.63	(45.73)	201,935	0.76
—	—	(1.07)	(1.07)	11.45	(46.05)	1,316	1.26

—	—	(0.09)	(0.09)	22.66	33.73	545,763	1.09
—	—	(0.09)	(0.09)	22.14	32.78	338,128	1.84
—	—	(0.09)	(0.09)	22.15	32.84	154,966	1.84
—	—	(0.09)	(0.09)	22.87	34.34	322,900	0.69
—	—	(0.09)	(0.09)	22.55	33.64	3,879	1.19

—	—	—	—	17.02	5.26	300,684	1.04	[b]
—	—	—	—	16.75	4.82	181,626	1.79	[b]
—	—	—	—	16.75	4.75	75,502	1.79	[b]
—	—	—	—	17.10	5.49	310,704	0.64	[b]
—	—	—	—	16.95	5.21	2,510	1.14	[b]

—	—	—	—	16.17	35.10	175,510	0.97
—	—	—	—	15.98	34.07	93,711	1.74
—	—	—	—	15.99	34.04	37,081	1.74
—	(0.01)	—	(0.01)	16.21	35.54	295,734	0.65
—	—	—	—	16.11	34.85	1,663	1.15

(0.01)	—	(0.38)	(0.39)	11.97	23.79	53,786	0.91	[b]
—	—	(0.38)	(0.38)	11.92	23.26	13,857	1.67	[b]
—	(0.01)	(0.38)	(0.39)	11.93	4.56	4,132	1.68	[b]
(0.01)	—	(0.38)	(0.39)	11.97	23.89	4,656	0.72	[b]
—	—	(0.38)	(0.38)	11.95	23.56	115	1.17	[b]

105

CORE LARGE CAP GROWTH FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.57)%	1.24%		(0.65)%	68%
2001 - Class B Shares	(1.32)	1.99		(1.40)	68
2001 - Class C Shares	(1.32)	1.99		(1.40)	68
2001 - Institutional Shares	(0.15)	0.84		(0.23)	68
2001 - Service Shares	(0.68)	1.34		(0.76)	68

2000 - Class A Shares	0.31	1.24		0.16	73
2000 - Class B Shares	(0.44)	1.99		(0.59)	73
2000 - Class C Shares	(0.43)	1.99		(0.58)	73
2000 - Institutional Shares	0.65	0.84		0.50	73
2000 - Service Shares	0.15	1.34		—	73

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.11)[b]	1.26	[b]	(0.33)[b]	33
1999 - Class B Shares	(0.87)[b]	2.01	[b]	(1.09)[b]	33
1999 - Class C Shares	(0.87)[b]	2.01	[b]	(1.09)[b]	33
1999 - Institutional Shares	0.31 [b]	0.86	[b]	0.09 [b]	33
1999 - Service Shares	(0.21)[b]	1.36	[b]	(0.43)[b]	33

For the Year Ended January 31,
1999 - Class A Shares	0.05	1.46		(0.44)	63
1999 - Class B Shares	(0.73)	2.11		(1.10)	63
1999 - Class C Shares	(0.74)	2.11		(1.11)	63
1999 - Institutional Shares	0.35	1.02		(0.02)	63
1999 - Service Shares	(0.16)	1.52		(0.53)	63

For the Period Ended January 31,
1998 - Class A Shares (commenced May 1, 1997)	0.12 [b]	2.40	[b]	(1.37)[b]	75
1998 - Class B Shares (commenced May 1, 1997)	(0.72)[b]	2.91	[b]	(1.96)[b]	75
1998 - Class C Shares (commenced August 15, 1997)	(0.76)[b]	2.92	[b]	(2.00)[b]	75
1998 - Institutional Shares (commenced May 1, 1997)	0.42 [b]	1.96	[b]	(0.82)[b]	75
1998 - Service Shares (commenced May 1, 1997)	(0.21)[b]	2.41	[b]	(1.45)[b]	75

106

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107

CORE SMALL CAP EQUITY FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$12.90	$0.01 [c]	$(1.12)	$(1.11)
2001 - Class B Shares	12.63	(0.07)[c]	(1.10)	(1.17)
2001 - Class C Shares	12.66	(0.07)[c]	(1.10)	(1.17)
2001 - Institutional Shares	13.03	0.05 [c]	(1.12)	(1.07)
2001 - Service Shares	12.87	— [c]	(1.12)	(1.12)

2000 - Class A Shares	10.23	(0.03)[c]	2.70	2.67
2000 - Class B Shares	10.09	(0.11)[c]	2.65	2.54
2000 - Class C Shares	10.10	(0.10)[c]	2.66	2.56
2000 - Institutional Shares	10.30	0.02 [c]	2.71	2.73
2000 - Service Shares	10.22	(0.04)[c]	2.69	2.65

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	10.16	(0.01)	0.08	0.07
1999 - Class B Shares	10.07	(0.05)	0.07	0.02
1999 - Class C Shares	10.08	(0.05)	0.07	0.02
1999 - Institutional Shares	10.20	0.02	0.08	0.10
1999 - Service Shares	10.16	(0.01)	0.07	0.06

For the Year Ended January 31,
1999 - Class A Shares	10.59	0.01	(0.43)	(0.42)
1999 - Class B Shares	10.56	(0.05)	(0.44)	(0.49)
1999 - Class C Shares	10.57	(0.04)	(0.45)	(0.49)
1999 - Institutional Shares	10.61	0.04	(0.43)	(0.39)
1999 - Service Shares	10.60	0.01	(0.44)	(0.43)

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	10.00	(0.01)	0.65	0.64
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.03)	0.64	0.61
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)	0.64	0.62
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.01	0.65	0.66
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01	0.64	0.65

See page 132 for all footnotes.

108

APPENDIX B

Distributions to
shareholders

					Net
					assets	Ratio of
From net			Net asset		at end of	net expenses
investment	From net	Total	value, end	Total	period	to average
income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$(1.20)	$(1.20)	$10.59	(8.64)%	$50,093	1.33%
—	(1.20)	(1.20)	10.26	(9.35)	16,125	2.08
—	(1.20)	(1.20)	10.29	(9.32)	8,885	2.08
—	(1.20)	(1.20)	10.76	(8.28)	62,794	0.93
—	(1.20)	(1.20)	10.55	(8.75)	201	1.43

—	—	—	12.90	26.10	54,954	1.33
—	—	—	12.63	25.17	17,923	2.08
—	—	—	12.66	25.35	8,289	2.08
—	—	—	13.03	26.60	86,196	0.93
—	—	—	12.87	25.93	63	1.43

—	—	—	10.23	0.69	52,660	1.33	[b]
—	—	—	10.09	0.20	13,711	2.08	[b]
—	—	—	10.10	0.20	6,274	2.08	[b]
—	—	—	10.30	0.98	62,633	0.93	[b]
—	—	—	10.22	0.59	64	1.43	[b]

(0.01)	—	(0.01)	10.16	(3.97)	64,087	1.31
—	—	—	10.07	(4.64)	15,406	2.00
—	—	—	10.08	(4.64)	6,559	2.01
(0.02)	—	(0.02)	10.20	(3.64)	62,763	0.94
(0.01)	—	(0.01)	10.16	(4.07)	54	1.44

—	(0.05)	(0.05)	10.59	6.37	11,118	1.25	[b]
—	(0.05)	(0.05)	10.56	6.07	9,957	1.95	[b]
—	(0.05)	(0.05)	10.57	6.17	2,557	1.95	[b]
—	(0.05)	(0.05)	10.61	6.57	9,026	0.95	[b]
—	(0.05)	(0.05)	10.60	6.47	2	1.45	[b]

109

CORE SMALL CAP EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of net			Ratio of net
	investment	Ratio of		investment
	income (loss)	expenses to		income (loss)	Portfolio
	to average	average net		to average	turnover
	net assets	assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.09%	1.59%		(0.17)%	85%
2001 - Class B Shares	(0.66)	2.34		(0.92)	85
2001 - Class C Shares	(0.66)	2.34		(0.92)	85
2001 - Institutional Shares	0.48	1.19		0.22	85
2001 - Service Shares	0.03	1.69		(0.23)	85

2000 - Class A Shares	(0.21)	1.55		(0.43)	135
2000 - Class B Shares	(0.96)	2.30		(1.18)	135
2000 - Class C Shares	(0.96)	2.30		(1.18)	135
2000 - Institutional Shares	0.19	1.15		(0.03)	135
2000 - Service Shares	(0.30)	1.65		(0.52)	135

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.12)[b]	1.67	[b]	(0.46)[b]	52
1999 - Class B Shares	(0.86)[b]	2.42	[b]	(1.20)[b]	52
1999 - Class C Shares	(0.86)[b]	2.42	[b]	(1.20)[b]	52
1999 - Institutional Shares	0.28 [b]	1.27	[b]	(0.06)[b]	52
1999 - Service Shares	(0.22)[b]	1.77	[b]	(0.56)[b]	52

For the Year Ended January 31,
1999 - Class A Shares	0.08	2.00		(0.61)	75
1999 - Class B Shares	(0.55)	2.62		(1.17)	75
1999 - Class C Shares	(0.56)	2.63		(1.18)	75
1999 - Institutional Shares	0.60	1.56		(0.02)	75
1999 - Service Shares	0.01	2.06		(0.61)	75

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	(0.36)[b]	3.92	[b]	(3.03)[b]	38
1998 - Class B Shares (commenced August 15, 1997)	(1.04)[b]	4.37	[b]	(3.46)[b]	38
1998 - Class C Shares (commenced August 15, 1997)	(1.07)[b]	4.37	[b]	(3.49)[b]	38
1998 - Institutional Shares (commenced August 15, 1997)	0.15 [b]	3.37	[b]	(2.27)[b]	38
1998 - Service Shares (commenced August 15, 1997)	0.40 [b]	3.87	[b]	(2.02)[b]	38

110

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111

CAPITAL GROWTH FUND

		Income (loss) from
		investment operations

	Net asset	Net			Total
	value,	investment		Net realized	from
	beginning	income		and unrealized	investment
	of period	(loss)		gains (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$28.95	$(0.06)[c]		$(7.23)	$(7.29)
2001 - Class B Shares	27.99	(0.23)[c]		(6.96)	(7.19)
2001 - Class C Shares	27.94	(0.22)[c]		(6.94)	(7.16)
2001 - Institutional Shares	29.19	0.03	[c]	(7.30)	(7.27)
2001 - Service Shares	28.81	(0.08	)c	(7.20)	(7.28)

2000 - Class A Shares	24.96	(0.11)[c]		6.29	6.18
2000 - Class B Shares	24.37	(0.30)[c]		6.11	5.81
2000 - Class C Shares	24.33	(0.30)[c]		6.10	5.80
2000 - Institutional Shares	25.06	—	[c]	6.32	6.32
2000 - Service Shares	24.88	(0.13)[c]		6.25	6.12

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	24.03	(0.08)		1.01	0.93
1999 - Class B Shares	23.57	(0.17)		0.97	0.80
1999 - Class C Shares	23.52	(0.16)		0.97	0.81
1999 - Institutional Shares	24.07	(0.02)		1.01	0.99
1999 - Service Shares	23.96	(0.08)		1.00	0.92

For the Years Ended January 31,
1999 - Class A Shares	18.48	(0.03)		6.35	6.32
1999 - Class B Shares	18.27	(0.12)		6.19	6.07
1999 - Class C Shares	18.24	(0.10)		6.15	6.05
1999 - Institutional Shares	18.45	0.01		6.38	6.39
1999 - Service Shares	18.46	(0.04)		6.31	6.27

1998 - Class A Shares	16.73	0.02		4.78	4.80
1998 - Class B Shares	16.67	0.02		4.61	4.63
1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)		1.60	1.58
1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02		1.66	1.68
1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)		1.66	1.65

1997 - Class A Shares	14.91	0.10		3.56	3.66
1997 - Class B Shares (commenced May 1, 1996)	15.67	0.01		2.81	2.82

See page 132 for all footnotes.

112

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$—	$(1.90)	$(1.90)	$19.76	(26.48)%	$2,001,259	1.44%
—	—	(1.90)	(1.90)	18.90	(27.06)	338,673	2.19
—	—	(1.90)	(1.90)	18.88	(27.00)	127,839	2.19
—	—	(1.90)	(1.90)	20.02	(26.18)	444,195	1.04
—	—	(1.90)	(1.90)	19.63	(26.58)	8,979	1.54

—	—	(2.19)	(2.19)	28.95	25.70	2,736,484	1.45
—	—	(2.19)	(2.19)	27.99	24.75	451,666	2.20
—	—	(2.19)	(2.19)	27.94	24.75	143,126	2.20
—	—	(2.19)	(2.19)	29.19	26.18	497,986	1.05
—	—	(2.19)	(2.19)	28.81	25.53	13,668	1.55

—	—	—	—	24.96	3.87	1,971,097	1.44	[b]
—	—	—	—	24.37	3.39	329,870	2.19	[b]
—	—	—	—	24.33	3.44	87,284	2.19	[b]
—	—	—	—	25.06	4.11	255,210	1.04	[b]
—	—	—	—	24.88	3.84	6,466	1.54	[b]

—	—	(0.77)	(0.77)	24.03	34.58	1,992,716	1.42
—	—	(0.77)	(0.77)	23.57	33.60	236,369	2.19
—	—	(0.77)	(0.77)	23.52	33.55	60,234	2.19
—	—	(0.77)	(0.77)	24.07	35.02	41,817	1.07
—	—	(0.77)	(0.77)	23.96	34.34	3,085	1.57

(0.01)	(0.01)	(3.03)	(3.05)	18.48	29.71	1,256,595	1.40
—	—	(3.03)	(3.03)	18.27	28.73	40,827	2.18
—	(0.04)	(3.03)	(3.07)	18.24	8.83	5,395	2.21	[b]
(0.01)	(0.07)	(3.03)	(3.11)	18.45	9.31	7,262	1.16	[b]
—	(0.04)	(3.03)	(3.07)	18.46	9.18	2	1.50	[b]

(0.10)	(0.02)	(1.72)	(1.84)	16.73	25.97	920,646	1.40
(0.01)	(0.09)	(1.72)	(1.82)	16.67	19.39	3,221	2.15	[b]

113

CAPITAL GROWTH FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.25)%	1.46%		(0.27)%	18%
2001 - Class B Shares	(1.00)	2.21		(1.02)	18
2001 - Class C Shares	(1.00)	2.21		(1.02)	18
2001 - Institutional Shares	0.15	1.06		0.13	18
2001 - Service Shares	(0.35)	1.56		(0.37)	18

2000 - Class A Shares	(0.41)	1.47		(0.44)	34
2000 - Class B Shares	(1.16)	2.22		(1.19)	34
2000 - Class C Shares	(1.16)	2.22		(1.19)	34
2000 - Institutional Shares	—	1.07		(0.03)	34
2000 - Service Shares	(0.49)	1.57		(0.52)	34

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.53)[b]	1.47[b]		(0.56)[b]	18
1999 - Class B Shares	(1.29)[b]	2.22	[b]	(1.32)[b]	18
1999 - Class C Shares	(1.29)[b]	2.22[b]		(1.32)[b]	18
1999 - Institutional Shares	(0.20)[b]	1.07	[b]	(0.23)[b]	18
1999 - Service Shares	(0.65)[b]	1.57	[b]	(0.68)[b]	18

For the Years Ended January 31,
1999 - Class A Shares	(0.18)	1.58		(0.34)	30
1999 - Class B Shares	(0.98)	2.21		(1.00)	30
1999 - Class C Shares	(1.00)	2.21		(1.02)	30
1999 - Institutional Shares	0.11	1.09		0.09	30
1999 - Service Shares	(0.37)	1.59		(0.39)	30

1998 - Class A Shares	0.08	1.65		(0.17)	62
1998 - Class B Shares	(0.77)	2.18		(0.77)	62
1998 - Class C Shares (commenced August 15, 1997)	(0.86)[b]	2.21	[b]	(0.86)[b]	62
1998 - Institutional Shares (commenced August 15, 1997)	0.18 [b]	1.16	[b]	0.18 [b]	62
1998 - Service Shares (commenced August 15, 1997)	(0.16)[b]	1.50	[b]	(0.16)[b]	62

1997 - Class A Shares	0.62	1.65		0.37	53
1997 - Class B Shares (commenced May 1, 1996)	(0.39)[b]	2.15	[b]	(0.39)[b]	53

114

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115

STRATEGIC GROWTH FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$12.52	$(0.06)[c]	$(3.24)	$(3.30)
2001 - Class B Shares	12.40	(0.13)[c]	(3.20)	(3.33)
2001 - Class C Shares	12.42	(0.13)[c]	(3.21)	(3.34)
2001 - Institutional Shares	12.58	(0.02)[c]	(3.26)	(3.28)
2001 - Service Shares	12.52	(0.04)[c]	(3.25)	(3.29)

2000 - Class A Shares	10.06	(0.06)[c]	2.52	2.46
2000 - Class B Shares	10.04	(0.14)[c]	2.50	2.36
2000 - Class C Shares	10.05	(0.14)[c]	2.51	2.37
2000 - Institutional Shares	10.07	(0.01)[c]	2.52	2.51
2000 - Service Shares	10.06	(0.04)[c]	2.50	2.46

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	10.00	—	0.06	0.06
1999 - Class B Shares (commenced May 24)	10.00	(0.03)[c]	0.07	0.04
1999 - Class C Shares (commenced May 24)	10.00	(0.03)[c]	0.08	0.05
1999 - Institutional Shares (commenced May 24)	10.00	0.01	0.06	0.07
1999 - Service Shares (commenced May 24)	10.00	(0.01)	0.07	0.06

See page 132 for all footnotes.

116

APPENDIX B

		Net			Ratio of
		assets	Ratio of		net investment
Net asset		at end of	net expenses		income (loss)
value, end	Total	period	to average		to average
of period	return[a]	(in 000s)	net assets		net assets

$9.22	(26.35)%	$109,315	1.44%		(0.52)%
9.07	(26.84)	14,235	2.19		(1.27)
9.08	(26.88)	5,613	2.19		(1.27)
9.30	(26.06)	45,898	1.04		(0.15)
9.23	(26.27)	1	1.54		(0.37)

12.52	24.46	92,271	1.44		(0.50)
12.40	23.51	17,149	2.19		(1.24)
12.42	23.58	7,287	2.19		(1.24)
12.58	24.93	22,910	1.04		(0.09)
12.52	24.45	2	1.54		(0.35)

10.06	0.60	10,371	1.44	[b]	(0.17)[b]
10.04	0.40	3,393	2.19	[b]	(0.97)[b]
10.05	0.50	2,388	2.19	[b]	(0.99)[b]
10.07	0.70	5,981	1.04	[b]	0.24 [b]
10.06	0.60	2	1.54	[b]	(0.24)[b]

117

STRATEGIC GROWTH FUND (continued)

	Ratios assuming
	no expense reductions

			Ratio of
	Ratio of		net investment
	expenses		income (loss)	Portfolio
	to average		to average	turnover
	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	1.67%		(0.75)%	25%
2001 - Class B Shares	2.42		(1.50)	25
2001 - Class C Shares	2.42		(1.50)	25
2001 - Institutional Shares	1.27		(0.38)	25
2001 - Service Shares	1.77		(0.60)	25

2000 - Class A Shares	1.63		(0.69)	19
2000 - Class B Shares	2.38		(1.43)	19
2000 - Class C Shares	2.38		(1.43)	19
2000 - Institutional Shares	1.23		(0.28)	19
2000 - Service Shares	1.73		(0.54)	19

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	11.70	[b]	(10.43)[b]	7
1999 - Class B Shares (commenced May 24)	12.45	[b]	(11.23)[b]	7
1999 - Class C Shares (commenced May 24)	12.45	[b]	(11.25)[b]	7
1999 - Institutional Shares (commenced May 24)	11.30	[b]	(10.02)[b]	7
1999 - Service Shares (commenced May 24)	11.80	[b]	(10.50)[b]	7

118

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119

GROWTH OPPORTUNITIES FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$19.50	$(0.14)[c]	$(0.66)	$(0.80)
2001 - Class B Shares	19.45	(0.28)[c]	(0.66)	(0.94)
2001 - Class C Shares	19.31	(0.28)[c]	(0.64)	(0.92)
2001 - Institutional Shares	19.59	(0.07)[c]	(0.67)	(0.74)
2001 - Service Shares	19.45	(0.16)[c]	(0.65)	(0.81)

2000 - Class A Shares	10.13	(0.11)[c]	9.71	9.60
2000 - Class B Shares	10.18	(0.24)[c]	9.74	9.50
2000 - Class C Shares	10.10	(0.24)[c]	9.68	9.44
2000 - Institutional Shares	10.13	(0.04)[c]	9.73	9.69
2000 - Service Shares	10.12	(0.12)[c]	9.68	9.56

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	10.00	(0.01)[c]	0.14	0.13
1999 - Class B Shares (commenced May 24)	10.00	(0.03)[c]	0.21	0.18
1999 - Class C Shares (commenced May 24)	10.00	(0.03)[c]	0.13	0.10
1999 - Institutional Shares (commenced May 24)	10.00	0.01	0.12	0.13
1999 - Service Shares (commenced May 24)	10.00	—	0.12	0.12

See page 132 for all footnotes.

120

APPENDIX B

Distributions
to			Net
shareholders			assets	Ratio of
	Net asset		at end of	net expenses
From net	value, end	Total	period	to average
realized gains	of period	return[a]	(in 000s)	net assets

$(0.59)	$18.11	(4.17)%	$428,981	1.54%
(0.59)	17.92	(4.92)	73,776	2.29
(0.59)	17.80	(4.85)	47,738	2.29
(0.59)	18.26	(3.79)	128,182	1.14
(0.59)	18.05	(4.24)	232	1.64

(0.23)	19.50	95.73	188,199	1.52
(0.23)	19.45	94.27	42,061	2.27
(0.23)	19.31	94.43	26,826	2.27
(0.23)	19.59	96.67	49,921	1.12
(0.23)	19.45	95.41	3	1.62

—	10.13	1.30	8,204	1.44	[b]
—	10.18	1.80	520	2.19	[b]
—	10.10	1.00	256	2.19	[b]
—	10.13	1.30	5,223	1.04	[b]
—	10.12	1.20	2	1.54	[b]

121

GROWTH OPPORTUNITIES FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		loss to	Portfolio
	to average	to average		average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.74)%	1.54%		(0.74)%	66%
2001 - Class B Shares	(1.49)	2.29		(1.49)	66
2001 - Class C Shares	(1.49)	2.29		(1.49)	66
2001 - Institutional Shares	(0.34)	1.14		(0.34)	66
2001 - Service Shares	(0.84)	1.64		(0.84)	66

2000 - Class A Shares	(0.64)	1.61		(0.73)	73
2000 - Class B Shares	(1.38)	2.36		(1.47)	73
2000 - Class C Shares	(1.38)	2.36		(1.47)	73
2000 - Institutional Shares	(0.23)	1.21		(0.32)	73
2000 - Service Shares	(0.69)	1.71		(0.78)	73

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	(0.27)[b]	14.15	[b]	(12.98)[b]	27
1999 - Class B Shares (commenced May 24)	(1.04)[b]	14.90	[b]	(13.75)[b]	27
1999 - Class C Shares (commenced May 24)	(1.12)[b]	14.90	[b]	(13.83)[b]	27
1999 - Institutional Shares (commenced May 24)	0.39 [b]	13.75	[b]	(12.32)[b]	27
1999 - Service Shares (commenced May 24)	0.03 [b]	14.25	[b]	(12.68)[b]	27

122

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123

MID CAP VALUE FUND

		Income (loss) from
		investment operations
	Net asset				Total
	value,	Net		Net realized	from
	beginning	investment		and unrealized	investment
	of period	income (loss)		gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$19.88	$0.24	[c]	$4.37	$4.61
2001 - Class B Shares	19.69	0.06	[c]	4.33	4.39
2001 - Class C Shares	19.67	0.06	[c]	4.33	4.39
2001 - Institutional Shares	19.86	0.33	[c]	4.36	4.69
2001 - Service Shares	19.73	0.21	[c]	4.34	4.55

2000 - Class A Shares	18.42	0.20	[c]	1.38	1.58
2000 - Class B Shares	18.23	0.06	[c]	1.40	1.46
2000 - Class C Shares	18.24	0.06	[c]	1.37	1.43
2000 - Institutional Shares	18.45	0.27	[c]	1.36	1.63
2000 - Service Shares	18.31	0.18	[c]	1.35	1.53

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	18.38	0.06		1.71	1.77
1999 - Class B Shares	18.29	(0.04)		1.71	1.67
1999 - Class C Shares	18.30	(0.04)		1.71	1.67
1999 - Institutional Shares	18.37	0.09		1.72	1.81
1999 - Service Shares	18.29	0.05		1.70	1.75

For the Years Ended January 31,
1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)
1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)
1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)
1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)
1999 - Service Shares	21.62	0.03		(2.31)	(2.28)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85
1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80
1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82
1998 - Institutional Shares	18.73	0.16		5.66	5.82
1998 - Service Shares (commenced July 18, 1997)	23.01	0.09		1.40	1.49

1997 - Institutional Shares	15.91	0.24		3.77	4.01

See page 132 for all footnotes.

124

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(0.15)	$—	$—	$(0.15)	$24.34	23.29%	$96,568	1.29%
(0.07)	—	—	(0.07)	24.01	22.33	42,813	2.04
(0.08)	—	—	(0.08)	23.98	22.37	16,094	2.04
(0.20)	—	—	(0.20)	24.35	23.75	247,212	0.89
(0.14)	—	—	(0.14)	24.14	23.17	256	1.39

(0.12)	—	—	(0.12)	19.88	8.70	39,142	1.29
—	—	—	—	19.69	8.01	22,284	2.04
—	—	—	—	19.67	7.84	5,720	2.04
(0.22)	—	—	(0.22)	19.86	9.08	158,188	0.89
(0.11)	—	—	(0.11)	19.73	8.48	206	1.39

—	—	(1.73)	(1.73)	18.42	9.04	49,081	1.29	[b]
—	—	(1.73)	(1.73)	18.23	8.53	31,824	2.04	[b]
—	—	(1.73)	(1.73)	18.24	8.52	9,807	2.04	[b]
—	—	(1.73)	(1.73)	18.45	9.26	190,549	0.89	[b]
—	—	(1.73)	(1.73)	18.31	8.97	190	1.39	[b]

(0.07)	—	(0.88)	(0.95)	18.38	(10.48)	70,578	1.33
—	—	(0.88)	(0.88)	18.29	(11.07)	37,821	1.93
(0.02)	—	(0.88)	(0.90)	18.30	(11.03)	10,800	1.93
(0.21)	—	(0.88)	(1.09)	18.37	(10.07)	196,512	0.87
(0.17)	—	(0.88)	(1.05)	18.29	(10.48)	289	1.37

(0.06)	(0.04)	(2.77)	(2.87)	21.61	3.42	90,588	1.35	[b]
(0.09)	—	(2.77)	(2.86)	21.57	3.17	28,743	1.85	[b]
(0.09)	—	(2.77)	(2.86)	21.59	3.27	6,445	1.85	[b]
(0.13)	—	(2.77)	(2.90)	21.65	30.86	236,440	0.85
(0.11)	—	(2.77)	(2.88)	21.62	6.30	8	1.35	[b]

(0.24)	(0.93)	(0.02)	(1.19)	18.73	25.63	145,253	0.85

125

MID CAP VALUE FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	1.05%	1.32%		1.02%	101%
2001 - Class B Shares	0.28	2.07		0.25	101
2001 - Class C Shares	0.28	2.07		0.25	101
2001 - Institutional Shares	1.43	0.92		1.40	101
2001 - Service Shares	0.94	1.42		0.91	101

2000 - Class A Shares	1.11	1.34		1.06	83
2000 - Class B Shares	0.35	2.09		0.30	83
2000 - Class C Shares	0.32	2.09		0.27	83
2000 - Institutional Shares	1.51	0.94		1.46	83
2000 - Service Shares	1.03	1.44		0.98	83

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	0.43 [b]	1.37	[b]	0.35 [b]	69
1999 - Class B Shares	(0.33)[b]	2.12	[b]	(0.41)[b]	69
1999 - Class C Shares	(0.34)[b]	2.12	[b]	(0.42)[b]	69
1999 - Institutional Shares	0.79 [b]	0.97	[b]	0.71 [b]	69
1999 - Service Shares	0.38 [b]	1.47	[b]	0.30 [b]	69

For the Years Ended January 31,
1999 - Class A Shares	0.38	1.41		0.30	92
1999 - Class B Shares	(0.22)	2.01		(0.30)	92
1999 - Class C Shares	(0.22)	2.01		(0.30)	92
1999 - Institutional Shares	0.83	0.95		0.75	92
1999 - Service Shares	0.32	1.45		0.24	92

1998 - Class A Shares (commenced August 15, 1997)	0.33 [b]	1.47	[b]	0.21 [b]	63
1998 - Class B Shares (commenced August 15, 1997)	(0.20)[b]	1.97	[b]	(0.32)[b]	63
1998 - Class C Shares (commenced August 15, 1997)	(0.23)[b]	1.97	[b]	(0.35)[b]	63
1998 - Institutional Shares	0.78	0.97		0.66	63
1998 - Service Shares (commenced July 18, 1997)	0.63 [b]	1.43	[b]	0.51 [b]	63

1997 - Institutional Shares	1.35	0.91		1.29	74

126

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127

SMALL CAP VALUE FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$23.21	$0.15 [c]	$5.19	$5.34
2001 - Class B Shares	22.40	(0.04)[c]	4.99	4.95
2001 - Class C Shares	22.42	(0.04)[c]	5.00	4.96
2001 - Institutional Shares	23.47	0.25 [c]	5.26	5.51
2001 - Service Shares	23.13	0.13 [c]	5.17	5.30

2000 - Class A Shares	19.80	0.01 [c]	3.40	3.41
2000 - Class B Shares	19.27	(0.13)[c]	3.26	3.13
2000 - Class C Shares	19.28	(0.12)[c]	3.26	3.14
2000 - Institutional Shares	19.95	0.10 [c]	3.42	3.52
2000 - Service Shares	19.76	0.01 [c]	3.36	3.37

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	18.51	(0.05)	1.34	1.29
1999 - Class B Shares	18.10	(0.12)	1.29	1.17
1999 - Class C Shares	18.12	(0.11)	1.27	1.16
1999 - Institutional Shares	18.62	—	1.33	1.33
1999 - Service Shares	18.50	(0.13)	1.39	1.26

For the Years Ended January 31,
1999 - Class A Shares	24.05	(0.06)	(4.48)	(4.54)
1999 - Class B Shares	23.73	(0.21)	(4.42)	(4.63)
1999 - Class C Shares	23.73	(0.18)	(4.43)	(4.61)
1999 - Institutional Shares	24.09	0.03	(4.50)	(4.47)
1999 - Service Shares	24.05	(0.04)	(4.51)	(4.55)

1998 - Class A Shares	20.91	0.14	5.33	5.47
1998 - Class B Shares	20.80	(0.01)	5.27	5.26
1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)	1.43	1.37
1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03	1.48	1.51
1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)	1.48	1.47

1997 - Class A Shares	17.29	(0.21)	4.92	4.71
1997 - Class B Shares (commenced May 1, 1996)	20.79	(0.11)	1.21	1.10

See page 132 for all footnotes.

128

APPENDIX B

Distributions to shareholders				Net assets	Ratio of
		Net asset		at end of	net expenses
From net	Total	value, end	Total	period	to average
realized gains	Distributions	of period	return[a]	(in 000s)	net assets

$—	—	$28.55	23.01%	$244,860	1.50%
—	—	27.35	22.10	48,939	2.25
—	—	27.38	22.07	18,140	2.25
—	—	28.98	23.48	46,211	1.10
—	—	28.43	22.91	1,006	1.60

—	—	23.21	17.22	157,791	1.50
—	—	22.40	16.24	29,199	2.25
—	—	22.42	16.34	8,428	2.25
—	—	23.47	17.64	26,445	1.10
—	—	23.13	17.05	83	1.60

—	—	19.80	6.97	210,500	1.50	[b]
—	—	19.27	6.46	37,386	2.25	[b]
—	—	19.28	6.40	8,079	2.25	[b]
—	—	19.95	7.14	27,023	1.10	[b]
—	—	19.76	6.81	57	1.60	[b]

(1.00)	(1.00)	18.51	(17.37)	261,661	1.50
(1.00)	(1.00)	18.10	(18.00)	42,879	2.25
(1.00)	(1.00)	18.12	(17.91)	8,212	2.25
(1.00)	(1.00)	18.62	(17.04)	15,351	1.13
(1.00)	(1.00)	18.50	(17.41)	261	1.62

(2.33)	(2.33)	24.05	26.17	370,246	1.54
(2.33)	(2.33)	23.73	25.29	42,677	2.29
(2.33)	(2.33)	23.73	5.51	5,604	2.09	[b]
(2.33)	(2.33)	24.09	6.08	14,626	1.16	[b]
(2.33)	(2.33)	24.05	5.91	2	1.45	[b]

(1.09)	(1.09)	20.91	27.28	212,061	1.60
(1.09)	(1.09)	20.80	5.39	3,674	2.35	[b]

129

SMALL CAP VALUE FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.59%	1.60%		0.49%	93%
2001 - Class B Shares	(0.16)	2.35		(0.26)	93
2001 - Class C Shares	(0.16)	2.35		(0.26)	93
2001 - Institutional Shares	0.97	1.20		0.87	93
2001 - Service Shares	0.47	1.70		0.37	93

2000 - Class A Shares	0.07	1.57		—	75
2000 - Class B Shares	(0.68)	2.32		(0.75)	75
2000 - Class C Shares	(0.65)	2.32		(0.72)	75
2000 - Institutional Shares	0.49	1.17		0.42	75
2000 - Service Shares	0.03	1.67		(0.04)	75

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.35)[b]	1.61	[b]	(0.46)[b]	47
1999 - Class B Shares	(1.10)[b]	2.36	[b]	(1.21)[b]	47
1999 - Class C Shares	(1.10)[b]	2.36	[b]	(1.21)[b]	47
1999 - Institutional Shares	0.05 [b]	1.21	[b]	(0.06)[b]	47
1999 - Service Shares	(0.41)[b]	1.71	[b]	(0.52)[b]	47

For the Years Ended January 31,
1999 - Class A Shares	(0.24)	1.74		(0.48)	98
1999 - Class B Shares	(0.99)	2.29		(1.03)	98
1999 - Class C Shares	(0.99)	2.29		(1.03)	98
1999 - Institutional Shares	0.13	1.17		0.09	98
1999 - Service Shares	(0.47)	1.66		(0.51)	98

1998 - Class A Shares	(0.28)	1.76		(0.50)	85
1998 - Class B Shares	(0.92)	2.29		(0.92)	85
1998 - Class C Shares (commenced August 15, 1997)	(0.79)[b]	2.09	[b]	(0.79)[b]	85
1998 - Institutional Shares (commenced August 15, 1997)	0.27 [b]	1.16	[b]	0.27 [b]	85
1998 - Service Shares (commenced August 15, 1997)	(0.07)[b]	1.45	[b]	(0.07)[b]	85

1997 - Class A Shares	(0.72)	1.85		(0.97)	99
1997 - Class B Shares (commenced May 1, 1996)	(1.63)[b]	2.35	[b]	(1.63)[b]	99

130

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131

LARGE CAP VALUE FUND

		Income (loss) from
		investment operations
					Distributions
			Net		to shareholders	Net
	Net asset	Net	realized	Total		asset
	value,	investment	and	from	From net	value,
	beginning	income	unrealized	investment	investment	end of
	of period	(loss)[c]	gain (loss)	operations	income	period

For the Year Ended August 31,
2001 - Class A Shares	$10.39	$0.08	$(0.20)	$(0.12)	$(0.06)	$10.21
2001 - Class B Shares	10.33	(0.01)	(0.19)	(0.20)	(0.03)	10.10
2001 - Class C Shares	10.32	(0.01)	(0.19)	(0.20)	(0.02)	10.10
2001 - Institutional Shares	10.40	0.12	(0.20)	(0.08)	(0.08)	10.24
2001 - Service Shares	10.38	0.08	(0.20)	(0.12)	(0.03)	10.23

For the Period Ended August 31,
2000 - Class A Shares (commenced Dec. 15, 1999)	10.00	0.06	0.33	0.39	—	10.39
2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33	—	10.33
2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32	—	10.32
2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40	—	10.40
2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38	—	10.38

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Includes the effect of mortgage dollar roll transactions.

132

APPENDIX B

					Ratios assuming
				Ratio of	no expense reductions
				net
	Net	Ratio of		investment			Ratio of net
	assets	net		income	Ratio of		investment
	at end of	expenses		(loss)	expenses		income (loss)		Portfolio
Total	period	to average		to average	to average		to average		turnover
return[a]	(in 000s)	net assets		net assets	net assets		net assets		rate

(1.21)%	$123,013	1.25%		0.73%	1.83%		0.15%		69%
(1.98)	8,830	2.00		(0.06)	2.58		(0.64)		69
(1.96)	3,636	2.00		(0.05)	2.58		(0.63)		69
(0.81)	50,740	0.85		1.09	1.43		0.51		69
(1.17)	2	1.35		0.80	1.93		0.22		69

3.90	7,181	1.25	[b]	0.84 [b]	3.30	[b]	(1.21	) [b]	67
3.30	1,582	2.00	[b]	0.06 [b]	4.05	[b]	(1.99)[b]		67
3.20	850	2.00	[b]	0.15 [b]	4.05	[b]	(1.90)[b]		67
4.00	16,155	0.85	[b]	1.31 [b]	2.90	[b]	(0.74)[b]		67
3.80	2	1.35	[b]	0.95 [b]	3.40	[b]	(1.10)[b]		67

133

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Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs Balanced Fund
6	Goldman Sachs Growth and Income Fund
7	Goldman Sachs CORE Large Cap Value Fund
8	Goldman Sachs CORE U.S. Equity Fund
9	Goldman Sachs CORE Large Cap Growth Fund
10	Goldman Sachs CORE Small Cap Equity Fund
11	Goldman Sachs Capital Growth Fund
12	Goldman Sachs Strategic Growth Fund
13	Goldman Sachs Growth Opportunities Fund
14	Goldman Sachs Mid Cap Value Fund
15	Goldman Sachs Small Cap Value Fund
16	Goldman Sachs Large Cap Value Fund

18 Other Investment Practices and Securities

22 Principal Risks of the Funds

26 Fund Performance

40 Fund Fees and Expenses

44 Service Providers

52 Dividends

54 Shareholder Guide
54	How To Buy Shares
57	How To Sell Shares

62 Taxation

64 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

88 Appendix B Financial Highlights

Domestic Equity Funds
Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

EQDOMPROSVC

Prospectus

Institutional
Shares
December 28, 2001

 GOLDMAN SACHS DOMESTIC EQUITY FUNDS

■	Goldman Sachs Balanced Fund

■	Goldman Sachs Growth and Income Fund

■	Goldman Sachs CORESM Large Cap Value Fund

■	Goldman Sachs CORESM U.S. Equity Fund

■	Goldman Sachs CORESM Large Cap Growth Fund

■	Goldman Sachs CORESM Small Cap Equity Fund

■	Goldman Sachs Capital Growth Fund

■	Goldman Sachs Strategic Growth Fund

■	Goldman Sachs Growth Opportunities Fund

■	Goldman Sachs Mid Cap Value Fund

■	Goldman Sachs Small Cap Value Fund

■	Goldman Sachs Large Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

  General Investment
  Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the “Investment Adviser.”

VALUE STYLE FUNDS

Goldman Sachs’ Value Investment Philosophy:
Through intensive, hands-on research our portfolio team seeks to identify:

1.	Well-positioned businesses that have:

■	Attractive returns on capital.
■	Sustainable earnings and cash flow.
■	Strong company management focused on long-term returns to shareholders.

2.	Attractive valuation opportunities where:

■	The intrinsic value of the business is not reflected in the stock price.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

Goldman Sachs’ Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

1

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

   Growth companies have earnings expectations that exceed those of the stock market as a whole.

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection
The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in each Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

II. CORE Portfolio Construction
A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund’s benchmark.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

3

   Fund Investment Objectives
   and Strategies

Goldman Sachs Balanced Fund

FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large-cap U.S. equity investments and fixed-income securities

Investment Style:	Asset Allocation, with growth and value (blend) equity components

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds).

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, between 45% and 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. Although the Fund’s equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its Total Assets in foreign equity investments, including issuers in countries with emerging markets or economies (“emerging countries”) and equity investments quoted in foreign currencies. A portion of the Fund’s portfolio of equity investments may be selected primarily to provide current income (including interests in real estate investment trusts (“REITs”), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in fixed-income senior securities. The remainder of the Fund’s assets are invested in other fixed-income securities and cash.

The Fund’s fixed-income securities primarily include:

■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

5

  Goldman Sachs
  Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments with an emphasis on undervalued stocks

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  CORE Large Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $250 million and $300 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

7

  Goldman Sachs
  CORE U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  CORE Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Growth Index is currently between $206.7 million and $365.5 billion.

The Investment Adviser emphasizes a company’s growth prospects in analyzing equity investments to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

9

  Goldman Sachs
  CORE Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers which are included in the Russell 2000® Index at the time of investment.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $3.7 million and $2.4 billion.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

11

  Goldman Sachs
  Strategic Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P Midcap 400 Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

13

  Goldman Sachs
  Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $250 million and $15 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

14

FUND INVESTMENT OBJECTIVES AND STRATEGIES

  Goldman Sachs
  Small Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $12 million and $3 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

15

  Goldman Sachs
  Large Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $250 million and $300 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

16

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17

Other Investment Practices

and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these tech-niques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending
collateral) (italic type)
10 Percent of net assets (excluding borrowings for
investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and		Growth	CORE	CORE
strategies of the Fund	Balanced	and Income	Large Cap	U.S. Equity
— Not permitted	Fund	Fund	Value Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	15	—	—	—
Cross Hedging of Currencies	•	•	•	•
Custodial Receipts	•	•	•	•
Equity Swaps*	15	15	15	15
Foreign Currency Transactions**	•[1]	•	•	•
Futures Contracts and Options on Futures Contracts	•	•	•[2]	•[3]
Interest Rate Caps, Floors and Collars	•	—	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary ReceiptsTM)	10	10	10	10
Loan Participations	•	—	—	—
Mortgage Dollar Rolls	•	—	—	—
Options on Foreign Currencies[4]	•	•	•	•
Options on Securities and Securities Indices[5]	•	•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	—	—
Unseasoned Companies	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.

[1]	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
[2]	The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index.
[3]	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
[4]	The Funds may purchase and sell call and put options.
[5]	The Funds may sell covered call and put options and purchase call and put options.

18

OTHER INVESTMENT PRACTICES AND SECURITIES

					Mid	Small	Large
CORE	CORE	Capital	Strategic	Growth	Cap	Cap	Cap
Large Cap	Small Cap	Growth	Growth	Opportunities	Value	Value	Value
Growth Fund	Equity Fund	Fund	Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	—	—	—	—	—	—
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
15	15	15	15	15	15	15	15
•	•	•	•	•	•	•	•
•[2]	•[2]	•	•	•	•	•	•
—	—	—	—	—	—	—	—
10	10	10	10	10	10	10	10
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
—	—	—	—	—	—	—	—
33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	25	25	25	25	25	25
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•

19

10 Percent of Total Assets (excluding securities lending
collateral) (italic type)
10 Percent of Net Assets (including borrowings for
investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and		Growth		CORE	CORE
strategies of the Fund	Balanced	and Income		Large Cap	U.S. Equity
— Not permitted	Fund	Fund		Value Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•	•		•[6]	•[6]
Asset-Backed and Mortgage-Backed Securities[7]	•	•		—	—
Bank Obligations[7]	•	•		•	•
Convertible Securities[8]	•	•		•	•
Corporate Debt Obligations[7]	•	•		•[9]	•[9]
Equity Investments	45-65	65	+	80+	90+
Emerging Country Securities	10 [10]	25	[10]	—	—
Fixed Income Securities[11]	35-45 [12]	35		20 [9]	10 [9]
Foreign Securities	10 [10]	25	[10]	•[15]	•[15]
Foreign Government Securities[7]	•	—		—	—
Municipal Securities	•	—		—	—
Non-Investment Grade Fixed Income Securities	10 [16]	10	[17]	—	—
Real Estate Investment Trusts	•	•		•	•
Stripped Mortgage Backed Securities[7]	•	—		—	—
Structured Securities*	•	•		•	•
Temporary Investments	100	100		35	35
U.S. Government Securities[7]	•	•		•	•
Yield Curve Options and Inverse Floating Rate Securities	•	—		—	—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[6]	The CORE Funds may not invest in European Depositary Receipts.
[7]	Limited by the amount the Fund invests in fixed-income securities.
[8]	Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor’s Service, Inc. (“Moody’s”). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
[9]	Cash equivalents only.

[10]	The Balanced, Growth and Income, Capital Growth, Strategic Growth and Growth Opportunities Funds may invest in the aggregate up to 10%, 25%, 10%, 10% and 10%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 25% of their Net Assets in foreign securities including emerging country securities.
[11]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s or Baa or higher by Moody’s).
[12]	The Balanced Fund invests at least 25% of its Total Assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.
[13]	The Mid Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (2) fixed-income securities.
[14]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.

20

OTHER INVESTMENT PRACTICES AND SECURITIES

					Mid	Small	Large
CORE	CORE	Capital	Strategic	Growth	Cap	Cap	Cap
Large Cap	Small Cap	Growth	Growth	Opportunities	Value	Value	Value
Growth Fund	Equity Fund	Fund	Fund	Fund	Fund	Fund	Fund

•[6]	•[6]	•	•	•	•	•	•
—	—	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•	•	•	•	•	•	•	•
•[9]	•[9]	•	•	•	•	•	•
80+	80+	90+	90+	90+	80+	80+	80+
—	—	10 [10]	10[10]	10[10]	25 [10]	25[10]	—
20[9]	20[9]	•	•	•	20 [13]	20[14]	20
•[15]	•[15]	10 [10]	10[10]	10[10]	25 [10]	25[10]	25
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	10 [17]	10[17]	10[17]	10 [18]	20[17]	10[17]
•	•	•	•	•	•	•	•
—	—	—	—	—	—	—	—
•	•	•	•	•	•	•	•
35	35	100	100	100	100	100	100
•	•	•	•	•	•	•	•
—	—	—	—	—	—	—	—

[15]	Equity securities of foreign issuers must be traded in the United States.
[16]	Must be at least BB or B by Standard & Poor’s or Ba or B by Moody’s at the time of investment.
[17]	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s at the time of investment.
[18]	Must be B or higher by Standard & Poor’s or B or higher by Moody’s at the time of investment.

21

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

			CORE		CORE	CORE
		Growth	Large	CORE	Large	Small
		and	Cap	U.S.	Cap	Cap
• Applicable	Balanced	Income	Value	Equity	Growth	Equity
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund

Credit/ Default	•	•	•	•	•	•
Foreign	•	•	•	•	•	•
Emerging Countries	•	•	•	•	•	•
Small Cap	—	—	—	—	—	•
Stock	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•
Management	•	•	•	•	•	•
Market	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•
Initial Public Offering (“IPO”)	—	—	—	—	—	—

22

PRINCIPAL RISKS OF THE FUNDS

			Mid	Small	Large
Capital	Strategic	Growth	Cap	Cap	Cap
Growth	Growth	Opportunities	Value	Value	Value
Fund	Fund	Fund	Fund	Fund	Fund

•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	—	—	•	•	—
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
•	•	•	•	•	•
—	•	—	•	•	•

23

All Funds:

■	Credit/ Default Risk— The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk— The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk— The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk— The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk— The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk— The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk— The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk— The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk— The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market

24

PRINCIPAL RISKS OF THE FUNDS

conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).

Specific Funds:

■	Small Cap Risk— The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	IPO Risk— The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

25

  Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

26

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -8.65%. Best Quarter* Q4 ’99 +8.29% Worst Quarter* Q3 ’98 -8.69%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	-0.03%	4.41%
S&P 500® Index**	-9.08%	12.60%
Lehman Brothers Aggregate Bond Index***	11.59%	7.01%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.
***	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees or expenses.

27

Growth and Income Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -17.26%. Best Quarter* Q2 ’97 +15.24% Worst Quarter* Q3 ’98 -16.86%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 6/3/96)	-5.87%	7.84%
S&P 500® Index**	-9.08%	17.75%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.
28

FUND PERFORMANCE

CORE Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -11.34%. Best Quarter* Q2 ’99 +10.50% Worst Quarter* Q3 ’99 -8.52%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 12/31/98)	4.53%	6.83%
Russell 1000® Value Index**	7.00%	7.17%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 1000® Value Index (inception date 1/1/99) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.
29

CORE U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -19.15%. Best Quarter* Q4 ’98 +21.60% Worst Quarter* Q3 ’98 -14.57%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Institutional Shares (Inception 6/15/95)	-9.57%	17.10%	18.36%
S&P 500® Index**	-9.08%	18.30%	19.57%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.
30

FUND PERFORMANCE

CORE Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -30.47%. Best Quarter* Q4 ’98 +25.61% Worst Quarter* Q4 ’00 -21.74%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 5/1/97)	-22.10%	15.43%
Russell 1000® Growth Index**	-22.37%	16.34%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.
31

CORE Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -14.52%. Best Quarter* Q4 ’99 +15.35% Worst Quarter* Q3 ’98 -24.25%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	3.18%	6.39%
Russell 2000® Index**	-3.02%	6.11%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees or expenses.
32

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -22.79%. Best Quarter* Q4 ’98 +24.46% Worst Quarter* Q3 ’98 -11.40%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	-7.34%	16.98%
S&P 500® Index**	-9.08%	12.60%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.
33

Strategic Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -24.51%. Best Quarter* Q1 ’00 +1.50% Worst Quarter* Q4 ’00 -7.82%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 5/24/99)	-7.03%	7.19%
S&P 500® Index**	-9.08%	0.31%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.
34

FUND PERFORMANCE

Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -15.25%. Best Quarter* Q1 ’00 +16.52% Worst Quarter* Q4 ’00 +0.78%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 5/24/99)	26.38%	51.54%
S&P Midcap 400 Index**	17.45%	17.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The S&P Midcap 400 Index is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.
35

Mid Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -0.75%. Best Quarter* Q2 ’99 +21.23% Worst Quarter* Q3 ’98 -20.78%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/1/95)	32.00%	15.51%	15.25%
Russell Midcap® Value Index**	19.13%	15.10%	15.69%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.
36

FUND PERFORMANCE

Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was +3.52%. Best Quarter* Q2 ’99 +30.23% Worst Quarter* Q3 ’98 -32.16%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	32.46%	4.74%
Russell 2000® Value Index**	22.74%	6.86%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.
37

Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2001 was -11.86%. Best Quarter* Q3 ’00 +8.66% Worst Quarter* Q2 ’00 -2.02%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Institutional Shares (Inception 12/15/99)	10.38%	9.89%
Russell 1000® Value Index**	7.00%	8.63%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1000 largest ranking U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees or expenses.
38

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39

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

CORE
		Growth and	Large Cap	CORE
	Balanced	Income	Value	U.S. Equity
	Fund	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.65%	0.70%	0.60%	0.75%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses[3]	0.29%	0.11%	0.17%	0.08%

Total Fund Operating Expenses*	0.94%	0.81%	0.77%	0.83%

See page 42 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

			CORE
		Growth and	Large Cap	CORE
	Balanced	Income	Value	U.S. Equity
	Fund	Fund	Fund	Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.65%	0.70%	0.60%	0.70%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses[3]	0.10%	0.09%	0.10%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.75%	0.79%	0.70%	0.74%

40

FUND FEES AND EXPENSES

CORE	CORE
Large Cap	Small Cap	Capital	Strategic	Growth	Mid Cap	Small Cap	Large Cap
Growth	Equity	Growth	Growth	Opportunities	Value	Value	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

None	None	None	None	None	None	None	None
None	None	None	None	None	None	None	None
None	None	None	None	None	None	None	None
None	None	None	None	None	None	None	None
0.75%	0.85%	1.00%	1.00%	1.00%	0.75%	1.00%	0.75%
None	None	None	None	None	None	None	None
0.09%	0.34%	0.06%	0.27%	0.14%	0.17%	0.20%	0.68%

0.84%	1.19%	1.06%	1.27%	1.14%	0.92%	1.20%	1.43%

CORE	CORE
Large Cap	Small Cap	Capital	Strategic	Growth	Mid Cap	Small Cap	Large Cap
Growth	Equity	Growth	Growth	Opportunities	Value	Value	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

0.70%	0.85%	1.00%	1.00%	1.00%	0.75%	1.00%	0.75%
None	None	None	None	None	None	None	None
0.06%	0.08%	0.04%	0.04%	0.14%	0.14%	0.10%	0.10%

0.76%	0.93%	1.04%	1.04%	1.14%	0.89%	1.10%	0.85%

41

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.05%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.70%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.06%
Growth and Income	0.05%
CORE Large Cap Value	0.06%
CORE U.S. Equity	0.00%
CORE Large Cap Growth	0.02%
CORE Small Cap Equity	0.04%
Capital Growth	0.00%
Strategic Growth	0.00%
Growth Opportunities	0.11%
Mid Cap Value	0.10%
Small Cap Value	0.06%
Large Cap Value	0.06%
42

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced	$96	$300	$520	$1,155

Growth and Income	$83	$259	$450	$1,002

CORE Large Cap Value	$79	$246	$428	$954

CORE U.S. Equity	$85	$265	$460	$1,025

CORE Large Cap Growth	$86	$268	$466	$1,037

CORE Small Cap Equity	$121	$378	$654	$1,443

Capital Growth	$108	$337	$585	$1,294

Strategic Growth	$129	$403	$697	$1,534

Growth Opportunities	$116	$362	$628	$1,386

Mid Cap Value	$94	$293	$509	$1,131

Small Cap Value	$122	$381	$660	$1,455

Large Cap Value	$146	$452	$782	$1,713

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

43

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Growth and Income CORE Large Cap Value CORE Large Cap Growth CORE Small Cap Equity Strategic Growth Growth Opportunities Mid Cap Value Small Cap Value Large Cap Value

Goldman Sachs Funds Management, L.P. (“GSFM”) 32 Old Slip New York, New York 10005	CORE U.S. Equity Capital Growth

GSAM and GSFM are business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of September 30, 2001, GSAM and GSFM, along with other units of IMD, had assets under management of $295.9 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

44

SERVICE PROVIDERS

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
	Contractual	Year Ended
	Rate	August 31, 2001

GSAM:

Balanced	0.65%	0.65%

Growth and Income	0.70%	0.70%

CORE Large Cap Value	0.60%	0.60%

CORE Large Cap Growth	0.75%	0.70%

CORE Small Cap Equity	0.85%	0.85%

Strategic Growth	1.00%	1.00%

Growth Opportunities	1.00%	1.00%

Mid Cap Value	0.75%	0.75%

Small Cap Value	1.00%	1.00%

Large Cap Value	0.75%	0.75%

GSFM:

CORE U.S. Equity	0.75%	0.70%

Capital Growth	1.00%	1.00%

45

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC (now Goldman Sachs Princeton LLC) where he was and continues as President. Over the course of his 19-year career at Commodities Corporation (now Goldman Sachs Princeton LLC), Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Value Team

■	Twelve portfolio managers/analysts with over 100 years of combined financial experience comprise the Investment Adviser’s value investment team
■	Multi-sector focus provides a balanced perspective and in-depth industry knowledge
■	Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

______________________________________________________________________________________________________________

Value Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen A. Aptman Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 1996 1997	Ms. Aptman joined the Investment Adviser as a research analyst in 1993. She became a portfolio manager in 1996.

Andew Braun Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and became a portfolio manager in May 2001.

46

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Sally Pope Davis Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001 2001	Ms. Davis joined the Investment Adviser as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

Sean Gallagher Vice President	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Stephen L. Korn Associate	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2001 2001	Mr. Korn joined the Investment Adviser as a research analyst in June 1999. From January 1999 to June 1999, he was an equity research analyst at Gabelli & Company, Inc. From July 1995 to July 1998, he was a consultant at Andersen Consulting LLP in the Telecommunications Group.

Chip Otness Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2000 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

Lisa Parisi Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2001 2001	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Eileen Rominger Managing Director	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value	Since 1999 1999 1999 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

47

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $24 billion in equities currently under management

________________________________________________________________________________

Quantitative Equity Team

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE Large Cap Value CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity	Since 1998 1998 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1996 1997 1997 1998	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

Growth Investment Team

■	21-year consistent investment style applied through diverse and complete market cycles
■	More than $16 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

________________________________________________________________________________

Growth Investment Team

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

Steven M. Barry Managing Director	Senior Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

48

SERVICE PROVIDERS

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

Kenneth T. Berents Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 2000 2000 2000 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty and its predecessor firm, Eagle.

Gregory H. Ekizian Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ekizian joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Scott Kolar Vice President	Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

Andrew F. Pyne Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 2001 2001 2001 2001	Mr. Pyne joined the Investment Adviser as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997, he was a product manager at Van Kampen Investments.

David G. Shell Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Ernest C. Segundo, Jr. Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

49

Fixed-Income Portfolio Management Team

■	Fixed-income portfolio management is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $57.6 billion in fixed-income assets for retail, institutional and high net worth clients

________________________________________________________________________________

Fixed-Income Portfolio Management Team

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

Jonathan A. Beinner Chief Investment Officer, Fixed-Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed-Income	Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to

50

SERVICE PROVIDERS

those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.
51

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

Capital
	Investment	Gains
Fund	Income Dividends	Distributions

Balanced	Quarterly	Annually

Growth and Income	Quarterly	Annually

CORE Large Cap Value	Quarterly	Annually

CORE U.S. Equity	Annually	Annually

CORE Large Cap Growth	Annually	Annually

CORE Small Cap Equity	Annually	Annually

Capital Growth	Annually	Annually

Strategic Growth	Annually	Annually

Growth Opportunities	Annually	Annually

Mid Cap Value	Annually	Annually

Small Cap Value	Annually	Annually

Large Cap Value	Annually	Annually

52

DIVIDENDS

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

53

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and

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SHAREHOLDER GUIDE

the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of

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SHAREHOLDER GUIDE

frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

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In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm

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SHAREHOLDER GUIDE

that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

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What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be

61

subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

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SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made prior to August 7, 2001, this withholding rate was 31%. For payments made between August 7, 2001 and December 31, 2001, the withholding rate is 30.5%. For 2002, the withholding rate will be 30%. Lower rates will apply in later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only

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APPENDIX A

then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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APPENDIX A

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities a Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro’s existence, the exchange rates of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America

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and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social

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APPENDIX A

unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/ Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments,

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domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited

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number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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APPENDIX A

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value

75

of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased

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APPENDIX A

by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

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■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

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APPENDIX A

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, if permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities

79

convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.™ The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®.

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APPENDIX A

The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

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Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

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APPENDIX A

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

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In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss

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APPENDIX A

even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they

85

represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce

86

APPENDIX A

appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

87

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended August 31, 2000 has been audited by the Funds’ previous independent accountants.

BALANCED FUND

		Income (loss) from
		investment operations
	Net asset				Total
	value,	Net		Net realized	from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$21.42	$0.54	[c]	$(2.62)	$(2.08)
2001 - Class B Shares	21.27	0.39	[c]	(2.60)	(2.21)
2001 - Class C Shares	21.25	0.39	[c]	(2.60)	(2.21)
2001 - Institutional Shares	21.46	0.62	[c]	(2.62)	(2.00)
2001 - Service Shares	21.41	0.55	[c]	(2.65)	(2.10)

2000 - Class A Shares	20.38	0.60	[c]	1.75	2.35
2000 - Class B Shares	20.26	0.45	[c]	1.73	2.18
2000 - Class C Shares	20.23	0.45	[c]	1.74	2.19
2000 - Institutional Shares	20.39	0.71	[c]	1.75	2.46
2000 - Service Shares	20.37	0.59	[c]	1.74	2.33

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	20.48	0.32		(0.19)	0.13
1999 - Class B Shares	20.37	0.22		(0.18)	0.04
1999 - Class C Shares	20.34	0.23		(0.19)	0.04
1999 - Institutional Shares	20.48	0.53		(0.35)	0.18
1999 - Service Shares	20.47	1.22		(1.14)	0.08

For The Years Ended January 31,
1999 - Class A Shares	20.29	0.58		0.20	0.78
1999 - Class B Shares	20.20	0.41		0.21	0.62
1999 - Class C Shares	20.17	0.41		0.21	0.62
1999 - Institutional Shares	20.29	0.64		0.20	0.84
1999 - Service Shares	20.28	0.53		0.21	0.74

1998 - Class A Shares	18.78	0.57		2.66	3.23
1998 - Class B Shares	18.73	0.50		2.57	3.07
1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24	0.49
1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32	0.58
1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32	0.54

1997 - Class A Shares	17.31	0.66		2.47	3.13
1997 - Class B Shares (commenced May 1, 1996)	17.46	0.42		2.34	2.76

See page 132 for all footnotes.

88

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(0.74)	$—	$(0.26)	$(1.00)	$18.34	(9.95)%	$109,350	1.15%
(0.59)	—	(0.26)	(0.85)	18.21	(10.62)	28,316	1.90
(0.59)	—	(0.26)	(0.85)	18.19	(10.63)	7,113	1.90
(0.82)	—	(0.26)	(1.08)	18.38	(9.56)	2,379	0.75
(0.70)	—	(0.26)	(0.96)	18.35	(10.06)	16	1.25

(0.50)	—	(0.81)	(1.31)	21.42	12.00	135,632	1.12
(0.36)	—	(0.81)	(1.17)	21.27	11.17	33,759	1.87
(0.36)	—	(0.81)	(1.17)	21.25	11.23	8,658	1.87
(0.58)	—	(0.81)	(1.39)	21.46	12.59	2,509	0.72
(0.48)	—	(0.81)	(1.29)	21.41	11.89	17	1.22

(0.23)	—	—	(0.23)	20.38	0.62	169,395	1.10	[b]
(0.15)	—	—	(0.15)	20.26	0.20	40,515	1.85	[b]
(0.15)	—	—	(0.15)	20.23	0.18	11,284	1.85	[b]
(0.27)	—	—	(0.27)	20.39	0.86	2,361	0.70	[b]
(0.18)	—	—	(0.18)	20.37	0.39	15	1.20	[b]

(0.59)	—	—	(0.59)	20.48	3.94	192,453	1.04
(0.45)	—	—	(0.45)	20.37	3.15	43,926	1.80
(0.45)	—	—	(0.45)	20.34	3.14	14,286	1.80
(0.65)	—	—	(0.65)	20.48	4.25	8,010	0.73
(0.55)	—	—	(0.55)	20.47	3.80	490	1.23

(0.56)	—	(1.16)	(1.72)	20.29	17.54	163,636	1.00
(0.42)	(0.02)	(1.16)	(1.60)	20.20	16.71	23,639	1.76
(0.22)	(0.04)	(1.16)	(1.42)	20.17	2.49	8,850	1.77	[b]
(0.23)	(0.08)	(1.16)	(1.47)	20.29	2.93	8,367	0.76	[b]
(0.22)	(0.06)	(1.16)	(1.44)	20.28	2.66	16	1.26	[b]

(0.66)	—	(1.00)	(1.66)	18.78	18.59	81,410	1.00
(0.42)	(0.07)	(1.00)	(1.49)	18.73	16.22	2,110	1.75	[b]

89

BALANCED FUND (continued)

			Ratios assuming
			no expense reductions

	Ratio of				Ratio of
	net				net
	investment		Ratio of		investment
	income		expenses		income		Portfolio
	to average		to average		to average		turnover
	net assets		net assets		net assets		rate[d]

For The Years Ended August 31,
2001 - Class A Shares	2.78%		1.34%		2.59%		187%
2001 - Class B Shares	2.03		2.09		1.84		187
2001 - Class C Shares	2.03		2.09		1.84		187
2001 - Institutional Shares	3.18		0.94		2.99		187
2001 - Service Shares	2.84		1.44		2.65		187

2000 - Class A Shares	2.94		1.29		2.77		154
2000 - Class B Shares	2.19		2.04		2.02		154
2000 - Class C Shares	2.19		2.04		2.02		154
2000 - Institutional Shares	3.46		0.89		3.29		154
2000 - Service Shares	2.86		1.39		2.69		154

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	2.58	[b]	1.32	[b]	2.36	[b]	90
1999 - Class B Shares	1.83	[b]	2.07	[b]	1.61	[b]	90
1999 - Class C Shares	1.84	[b]	2.07	[b]	1.62	[b]	90
1999 - Institutional Shares	2.96	[b]	0.92	[b]	2.74	[b]	90
1999 - Service Shares	2.46	[b]	1.42	[b]	2.24	[b]	90

For The Years Ended January 31,
1999 - Class A Shares	2.90		1.45		2.49		175
1999 - Class B Shares	2.16		2.02		1.94		175
1999 - Class C Shares	2.17		2.02		1.95		175
1999 - Institutional Shares	3.22		0.95		3.00		175
1999 - Service Shares	2.77		1.45		2.55		175

1998 - Class A Shares	2.94		1.57		2.37		190
1998 - Class B Shares	2.14		2.07		1.83		190
1998 - Class C Shares (commenced August 15, 1997)	2.13	[b]	2.08	[b]	1.82	[b]	190
1998 - Institutional Shares (commenced August 15, 1997)	3.13	[b]	1.07	[b]	2.82	[b]	190
1998 - Service Shares (commenced August 15, 1997)	2.58	[b]	1.57	[b]	2.27	[b]	190

1997 - Class A Shares	3.76		1.77		2.99		208
1997 - Class B Shares (commenced May 1, 1996)	2.59	[b]	2.27	[b]	2.07	[b]	208

90

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91

GROWTH AND INCOME FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$24.78	$0.01 [c]	$(5.13)	$(5.12)
2001 - Class B Shares	24.42	(0.15)[c]	(5.04)	(5.19)
2001 - Class C Shares	24.37	(0.15)[c]	(5.03)	(5.18)
2001 - Institutional Shares	24.91	0.11 [c]	(5.18)	(5.07)
2001 - Service Shares	24.77	(0.01)[c]	(5.13)	(5.14)

2000 - Class A Shares	24.68	0.07 [c]	1.44	1.51
2000 - Class B Shares	24.46	(0.10)[c]	1.42	1.32
2000 - Class C Shares	24.41	(0.09)[c]	1.40	1.31
2000 - Institutional Shares	24.72	0.16 [c]	1.49	1.65
2000 - Service Shares	24.68	0.05 [c]	1.44	1.49

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	24.33	0.19	0.31	0.50
1999 - Class B Shares	24.13	0.08	0.31	0.39
1999 - Class C Shares	24.08	0.08	0.30	0.38
1999 - Institutional Shares	24.35	0.34	0.23	0.57
1999 - Service Shares	24.33	0.17	0.32	0.49

For The Years Ended January 31,
1999 - Class A Shares	25.93	0.20	(1.60)	(1.40)
1999 - Class B Shares	25.73	0.02	(1.58)	(1.56)
1999 - Class C Shares	25.70	0.02	(1.59)	(1.57)
1999 - Institutional Shares	25.95	0.29	(1.58)	(1.29)
1999 - Service Shares	25.92	0.17	(1.58)	(1.41)

1998 - Class A Shares	23.18	0.11	5.27	5.38
1998 - Class B Shares	23.10	0.04	5.14	5.18
1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)	0.06	0.05
1998 - Institutional Shares	23.19	0.27	5.23	5.50
1998 - Service Shares	23.17	0.14	5.23	5.37

1997 - Class A Shares	19.98	0.35	5.18	5.53
1997 - Class B Shares (commenced May 1, 1996)	20.82	0.17	4.31	4.48
1997 - Institutional Shares (commenced June 3, 1996)	21.25	0.29	3.96	4.25
1997 - Service Shares (commenced March 6, 1996)	20.71	0.28	4.50	4.78

See page 132 for all footnotes.

92

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	returna	(in 000s)	net assets

$—	$—	$—	$—	$19.66	(20.66)%	$355,205	1.19%
—	—	—	—	19.23	(21.25)	98,747	1.94
—	—	—	—	19.19	(21.22)	10,360	1.94
—	—	—	—	19.84	(20.32)	28,201	0.79
—	—	—	—	19.63	(20.75)	5,581	1.29

(0.05)	(0.03)	(1.33)	(1.41)	24.78	6.48	576,354	1.18
(0.02)	(0.01)	(1.33)	(1.36)	24.42	5.70	155,527	1.93
(0.01)	(0.01)	(1.33)	(1.35)	24.37	5.67	15,746	1.93
(0.09)	(0.04)	(1.33)	(1.46)	24.91	7.05	28,543	0.78
(0.05)	(0.02)	(1.33)	(1.40)	24.77	6.40	7,926	1.28

(0.15)	—	—	(0.15)	24.68	2.05	855,174	1.19	[b]
(0.06)	—	—	(0.06)	24.46	1.60	271,912	1.94	[b]
(0.05)	—	—	(0.05)	24.41	1.58	31,328	1.94	[b]
(0.20)	—	—	(0.20)	24.72	2.32	32,181	0.79	[b]
(0.14)	—	—	(0.14)	24.68	2.01	10,008	1.29	[b]

(0.19)	(0.01)	—	(0.20)	24.33	(5.40)	1,122,157	1.22
(0.04)	—	—	(0.04)	24.13	(6.07)	349,662	1.92
(0.05)	—	—	(0.05)	24.08	(6.12)	48,146	1.92
(0.30)	(0.01)	—	(0.31)	24.35	(5.00)	173,696	0.80
(0.17)	(0.01)	—	(0.18)	24.33	(5.44)	11,943	1.30

(0.11)	—	(2.52)	(2.63)	25.93	23.71	1,216,582	1.25
—	(0.03)	(2.52)	(2.55)	25.73	22.87	307,815	1.94
—	(0.03)	(2.52)	(2.55)	25.70	0.51	31,686	1.99	[b]
(0.22)	—	(2.52)	(2.74)	25.95	24.24	36,225	0.83
(0.06)	(0.04)	(2.52)	(2.62)	25.92	23.63	8,893	1.32

(0.35)	(0.01)	(1.97)	(2.33)	23.18	28.42	615,103	1.22
(0.17)	(0.06)	(1.97)	(2.20)	23.10	22.23	17,346	1.93	[b]
(0.30)	(0.04)	(1.97)	(2.31)	23.19	20.77	193	0.82	[b]
(0.28)	(0.07)	(1.97)	(2.32)	23.17	23.87	3,174	1.32	[b]

93

GROWTH AND INCOME FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For The Years Ended August 31,
2001 - Class A Shares	0.07%	1.21%		0.05%	40%
2001 - Class B Shares	(0.68)	1.96		(0.70)	40
2001 - Class C Shares	(0.68)	1.96		(0.70)	40
2001 - Institutional Shares	0.49	0.81		0.47	40
2000 - Service Shares	(0.03)	1.31		(0.05)	40

2000 - Class A Shares	0.31	1.18		0.31	87
2000 - Class B Shares	(0.41)	1.93		(0.41)	87
2000 - Class C Shares	(0.40)	1.93		(0.40)	87
2000 - Institutional Shares	0.69	0.78		0.69	87
2000 - Service Shares	0.20	1.28		0.20	87

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	1.26[b]	1.20[b]		1.25[b]	55
1999 - Class B Shares	0.51[b]	1.95[b]		0.50[b]	55
1999 - Class C Shares	0.51[b]	1.95[b]		0.50[b]	55
1999 - Institutional Shares	1.72[b]	0.80[b]		1.71[b]	55
1999 - Service Shares	1.16[b]	1.30[b]		1.15[b]	55

For The Years Ended January 31,
1999 - Class A Shares	0.78	1.32		0.68	126
1999 - Class B Shares	0.09	1.92		0.09	126
1999 - Class C Shares	0.10	1.92		0.10	126
1999 - Institutional Shares	1.25	0.80		1.25	126
1999 - Service Shares	0.72	1.30		0.72	126

1998 - Class A Shares	0.43	1.42		0.26	62
1998 - Class B Shares	(0.35)	1.94		(0.35)	62
1998 - Class C Shares (commenced August 15, 1997)	(0.48)[b]	1.99	[b]	(0.48)[b]	62
1998 - Institutional Shares	0.76	0.83		0.76	62
1998 - Service Shares	0.32	1.32		0.32	62

1997 - Class A Shares	1.60	1.43		1.39	53
1997 - Class B Shares (commenced May 1, 1996)	0.15 [b]	1.93	[b]	0.15 [b]	53
1997 - Institutional Shares (commenced June 3, 1996)	1.36 [b]	0.82	[b]	1.36 [b]	53
1997 - Service Shares (commenced March 6, 1996)	0.94 [b]	1.32	[b]	0.94 [b]	53

94

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95

CORE LARGE CAP VALUE FUND

		Income (loss) from
		investment operations
	Net asset				Total
	value,	Net		Net realized	from
	beginning	investment		and unrealized	investment
	of period	income (loss)		gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$10.81	$0.07	[c]	$(0.42)	$(0.35)
2001 - Class B Shares	10.75	(0.01)[c]		(0.42)	(0.43)
2001 - Class C Shares	10.76	(0.01)[c]		(0.42)	(0.43)
2001 - Institutional Shares	10.82	0.11	[c]	(0.43)	(0.32)
2001 - Service Shares	10.81	0.06	[c]	(0.42)	(0.36)

2000 - Class A Shares	10.55	0.12	[c]	0.36	0.48
2000 - Class B Shares	10.50	0.05	[c]	0.36	0.41
2000 - Class C Shares	10.51	0.04	[c]	0.37	0.41
2000 - Institutional Shares	10.55	0.16	[c]	0.37	0.53
2000 - Service Shares	10.55	0.11	[c]	0.36	0.47

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	10.15	0.04		0.40	0.44
1999 - Class B Shares	10.15	0.01		0.36	0.37
1999 - Class C Shares	10.15	0.01		0.37	0.38
1999 - Institutional Shares	10.16	0.06		0.38	0.44
1999 - Service Shares	10.16	0.02		0.40	0.42

For The Period Ended January 31,
1999 - Class A Shares (commenced December 31, 1998)	10.00	0.01		0.14	0.15
1999 - Class B Shares (commenced December 31, 1998)	10.00	—		0.15	0.15
1999 - Class C Shares (commenced December 31, 1998)	10.00	—		0.15	0.15
1999 - Institutional Shares (commenced December 31, 1998)	10.00	0.01		0.15	0.16
1999 - Service Shares (commenced December 31, 1998)	10.00	0.02		0.14	0.16

See page 132 for all footnotes.

96

APPENDIX B

Distributions to
shareholders

					Net			Ratio of
					assets	Ratio of		net investment
From net			Net asset		at end of	net expenses		income (loss)
investment	From net	Total	value, end	Total	period	to average		to average
income	realized gains	distributions	of period	return[a]	(in 000s)	net assets		net assets

$(0.09)	$(0.06)	$(0.15)	$10.31	(3.32)%	$89,861	1.10%		0.64%
(0.02)	(0.06)	(0.08)	10.24	(4.08)	22,089	1.85		(0.11)
(0.02)	(0.06)	(0.08)	10.25	(4.07)	15,222	1.85		(0.11)
(0.13)	(0.06)	(0.19)	10.31	(3.03)	132,684	0.70		1.04
(0.08)	(0.06)	(0.14)	10.31	(3.43)	56	1.20		0.52

(0.10)	(0.12)	(0.22)	10.81	4.68	100,972	1.06		1.14

(0.04)	(0.12)	(0.16)	10.75	3.96	19,069	1.81		0.44

(0.04)	(0.12)	(0.16)	10.76	3.97	11,178	1.81		0.45

(0.14)	(0.12)	(0.26)	10.82	5.20	175,493	0.66		1.54

(0.09)	(0.12)	(0.21)	10.81	4.60	12	1.16		1.07

(0.04)	—	(0.04)	10.55	4.31	91,072	1.04	[b]	0.87	[b]

(0.02)	—	(0.02)	10.50	3.68	14,464	1.79	[b]	0.05	[b]

(0.02)	—	(0.02)	10.51	3.73	8,032	1.79	[b]	0.09	[b]

(0.05)	—	(0.05)	10.55	4.35	189,540	0.64	[b]	1.29	[b]

(0.03)	—	(0.03)	10.55	4.11	13	1.14	[b]	0.72	[b]

—	—	—	10.15	1.50	6,665	1.08	[b]	1.45	[b]

—	—	—	10.15	1.50	340	1.82	[b]	0.84	[b]

—	—	—	10.15	1.50	268	1.83	[b]	0.70	[b]

—	—	—	10.16	1.60	53,396	0.66	[b]	1.97	[b]

—	—	—	10.16	1.60	2	1.16	[b]	2.17	[b]

97

CORE LARGE CAP VALUE FUND (continued)

	Ratios assuming
	no expense reductions

			Ratio of
	Ratio of		net investment
	expenses		income (loss)	Portfolio
	to average		to average	turnover
	net assets		net assets	rate

For The Years Ended August 31,
2001 - Class A Shares	1.17%		0.57%	70%
2001 - Class B Shares	1.92		(0.18)	70
2001 - Class C Shares	1.92		(0.18)	70
2001 - Institutional Shares	0.77		0.97	70
2001 - Service Shares	1.27		0.45	70

2000 - Class A Shares	1.17		1.03	83
2000 - Class B Shares	1.92		0.33	83
2000 - Class C Shares	1.92		0.34	83
2000 - Institutional Shares	0.77		1.43	83
2000 - Service Shares	1.27		0.96	83

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	1.21	[b]	0.70 [b]	36
1999 - Class B Shares	1.96	[b]	(0.12)[b]	36
1999 - Class C Shares	1.96	[b]	(0.08)[b]	36
1999 - Institutional Shares	0.81	[b]	1.12 [b]	36
1999 - Service Shares	1.31	[b]	0.55 [b]	36

For The Period Ended January 31,
1999 - Class A Shares (commenced December 31, 1998)	8.03	[b]	(5.50)[b]	0
1999 - Class B Shares (commenced December 31, 1998)	8.77	[b]	(6.11)[b]	0
1999 - Class C Shares (commenced December 31, 1998)	8.78	[b]	(6.25)[b]	0
1999 - Institutional Shares (commenced December 31, 1998)	7.61	[b]	(4.98)[b]	0
1999 - Service Shares (commenced December 31, 1998)	8.11	[b]	(4.78)[b]	0

98

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99

CORE U.S. EQUITY FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For The Years Ended August 31,
2001 - Class A Shares	$36.77	$0.01 [c]	$(8.96)	$(8.95)
2001 - Class B Shares	35.71	(0.19)[c]	(8.67)	(8.86)
2001 - Class C Shares	35.59	(0.19)[c]	(8.65)	(8.84)
2001 - Institutional Shares	37.30	0.13 [c]	(9.09)	(8.96)
2001 - Service Shares	36.54	(0.01)[c]	(8.91)	(8.92)

2000 - Class A Shares	34.21	0.10 [c]	6.00	6.10
2000 - Class B Shares	33.56	(0.14)[c]	5.83	5.69
2000 - Class C Shares	33.46	(0.13)[c]	5.80	5.67
2000 - Institutional Shares	34.61	0.24 [c]	6.07	6.31
2000 - Service Shares	34.05	0.07 [c]	5.96	6.03

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	32.98	0.03	1.20	1.23
1999 - Class B Shares	32.50	(0.11)	1.17	1.06
1999 - Class C Shares	32.40	(0.10)	1.16	1.06
1999 - Institutional Shares	33.29	0.11	1.21	1.32
1999 - Service Shares	32.85	0.01	1.19	1.20

For The Years Ended January 31,
1999 - Class A Shares	26.59	0.04	7.02	7.06
1999 - Class B Shares	26.32	(0.10)	6.91	6.81
1999 - Class C Shares	26.24	(0.10)	6.89	6.79
1999 - Institutional Shares	26.79	0.20	7.11	7.31
1999 - Service Shares	26.53	0.06	7.01	7.07

1998 - Class A Shares	23.32	0.11	5.63	5.74
1998 - Class B Shares	23.18	0.11	5.44	5.55
1998 - Class C Shares (commenced August 15, 1997)	27.48	0.03	1.22	1.25
1998 - Institutional Shares	23.44	0.30	5.65	5.95
1998 - Service Shares	23.27	0.19	5.57	5.76

1997 - Class A Shares	19.66	0.16	4.46	4.62
1997 - Class B Shares (commenced May 1, 1996)	20.44	0.04	3.70	3.74
1997 - Institutional Shares	19.71	0.30	4.51	4.81
1997 - Service Shares (commenced June 7, 1996)	21.02	0.13	3.15	3.28

See page 132 for all footnotes.

100

APPENDIX B

Distributions to shareholders

						Net			Ratio of
	In excess					assets	Ratio of		net investment
From net	of net			Net asset		at end of	net expenses		income (loss)
investment	investment	From net	Total	value, end	Total	period	to average		to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets		net assets

$(0.06)	$—	$(3.46)	$(3.52)	$24.30	(25.96)%	$471,445	1.14%		0.04%
—	—	(3.46)	(3.46)	23.39	(26.49)	184,332	1.89		(0.70)
—	—	(3.46)	(3.46)	23.29	(26.53)	45,841	1.89		(0.70)
(0.19)	(0.01)	(3.46)	(3.66)	24.68	(25.66)	255,400	0.74		0.45
(0.01)	—	(3.46)	(3.47)	24.15	(26.02)	8,319	1.24		(0.05)

—	—	(3.54)	(3.54)	36.77	18.96	715,775	1.14		0.31
—	—	(3.54)	(3.54)	35.71	18.03	275,673	1.89		(0.44)
—	—	(3.54)	(3.54)	35.59	18.03	62,820	1.89		(0.43)
(0.08)	—	(3.54)	(3.62)	37.30	19.41	379,172	0.74		0.71
—	—	(3.54)	(3.54)	36.54	18.83	11,879	1.24		0.19

—	—	—	—	34.21	3.73	614,310	1.14	[b]	0.15 [b]
—	—	—	—	33.56	3.26	214,087	1.89	[b]	(0.60)[b]
—	—	—	—	33.46	3.27	43,361	1.89	[b]	(0.61)[b]
—	—	—	—	34.61	3.97	335,465	0.74	[b]	0.54 [b]
—	—	—	—	34.05	3.65	11,204	1.24	[b]	0.06 [b]

(0.03)	(0.01)	(0.63)	(0.67)	32.98	26.89	605,566	1.23		0.15
—	—	(0.63)	(0.63)	32.50	26.19	152,347	1.85		(0.50)
—	—	(0.63)	(0.63)	32.40	26.19	26,912	1.87		(0.53)
(0.15)	(0.03)	(0.63)	(0.81)	33.29	27.65	307,200	0.69		0.69
(0.10)	(0.02)	(0.63)	(0.75)	32.85	27.00	11,600	1.19		0.19

(0.12)	—	(2.35)	(2.47)	26.59	24.96	398,393	1.28		0.51
—	(0.06)	(2.35)	(2.41)	26.32	24.28	59,208	1.79		(0.05)
—	(0.14)	(2.35)	(2.49)	26.24	4.85	6,267	1.78	[b]	(0.21)[b]
(0.24)	(0.01)	(2.35)	(2.60)	26.79	25.76	202,893	0.65		1.16
(0.07)	(0.08)	(2.35)	(2.50)	26.53	25.11	7,841	1.15		0.62

(0.16)	—	(0.80)	(0.96)	23.32	23.75	225,968	1.29		0.91
(0.04)	(0.16)	(0.80)	(1.00)	23.18	18.59	17,258	1.83	[b]	0.06 [b]
(0.28)	—	(0.80)	(1.08)	23.44	24.63	148,942	0.65		1.52
(0.13)	(0.10)	(0.80)	(1.03)	23.27	15.92	3,666	1.15	[b]	0.69 [b]

101

CORE U.S. EQUITY FUND (continued)

	Ratios assuming
	no expense reductions

			Ratio of
	Ratio of		net investment
	expenses		income (loss)	Portfolio
	to average		to average	turnover
	net assets		net assets	rate

For The Years Ended August 31,
2001 - Class A Shares	1.23%		(0.05)%	54%
2001 - Class B Shares	1.98		(0.79)	54
2001 - Class C Shares	1.98		(0.79)	54
2001 - Institutional Shares	0.83		0.36	54
2001 - Service Shares	1.33		(0.14)	54

2000 - Class A Shares	1.23		0.22	59
2000 - Class B Shares	1.98		(0.53)	59
2000 - Class C Shares	1.98		(0.52)	59
2000 - Institutional Shares	0.83		0.62	59
2000 - Service Shares	1.33		0.10	59

For The Seven-Month Period Ended August 31,
1999 - Class A Shares	1.24	[b]	0.05 [b]	42
1999 - Class B Shares	1.99	[b]	(0.70)[b]	42
1999 - Class C Shares	1.99	[b]	(0.71)[b]	42
1999 - Institutional Shares	0.84	[b]	0.44 [b]	42
1999 - Service Shares	1.34	[b]	(0.04)[b]	42

For The Years Ended January 31,
1999 - Class A Shares	1.36		0.02	64
1999 - Class B Shares	1.98		(0.63)	64
1999 - Class C Shares	2.00		(0.66)	64
1999 - Institutional Shares	0.82		0.56	64
1999 - Service Shares	1.32		0.06	64

1998 - Class A Shares	1.47		0.32	66
1998 - Class B Shares	1.96		(0.22)	66
1998 - Class C Shares (commenced August 15, 1997)	1.95	[b]	(0.38)[b]	66
1998 - Institutional Shares	0.82		0.99	66
1998 - Service Shares	1.32		0.45	66

1997 - Class A Shares	1.53		0.67	37
1997 - Class B Shares (commenced May 1, 1996)	2.00	[b]	(0.11)[b]	37
1997 - Institutional Shares	0.85		1.32	37
1997 - Service Shares (commenced June 7, 1996)	1.35	[b]	0.49 [b]	37

102

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103

CORE LARGE CAP GROWTH FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$22.66	$(0.09)[c]	$(9.97)	$(10.06)
2001 - Class B Shares	22.14	(0.20)[c]	(9.71)	(9.91)
2001 - Class C Shares	22.15	(0.20)[c]	(9.71)	(9.91)
2001 - Institutional Shares	22.87	(0.02)[c]	(10.06)	(10.08)
2001 - Service Shares	22.55	(0.10)[c]	(9.93)	(10.03)

2000 - Class A Shares	17.02	0.06 [c]	5.67	5.73
2000 - Class B Shares	16.75	(0.09)[c]	5.57	5.48
2000 - Class C Shares	16.75	(0.08)[c]	5.57	5.49
2000 - Institutional Shares	17.10	0.13 [c]	5.73	5.86
2000 - Service Shares	16.95	0.03 [c]	5.66	5.69

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	16.17	(0.01)	0.86	0.85
1999 - Class B Shares	15.98	(0.07)	0.84	0.77
1999 - Class C Shares	15.99	(0.07)	0.83	0.76
1999 - Institutional Shares	16.21	0.03	0.86	0.89
1999 - Service Shares	16.11	(0.02)	0.86	0.84

For the Year Ended January 31,
1999 - Class A Shares	11.97	0.01	4.19	4.20
1999 - Class B Shares	11.92	(0.06)	4.12	4.06
1999 - Class C Shares	11.93	(0.05)	4.11	4.06
1999 - Institutional Shares	11.97	0.02	4.23	4.25
1999 - Service Shares	11.95	(0.01)	4.17	4.16

For the Period Ended January 31,
1998 - Class A Shares (commenced May 1, 1997)	10.00	0.01	2.35	2.36
1998 - Class B Shares (commenced May 1, 1997)	10.00	(0.03)	2.33	2.30
1998 - Class C Shares (commenced August 15, 1997)	11.80	(0.02)	0.54	0.52
1998 - Institutional Shares (commenced May 1, 1997)	10.00	0.01	2.35	2.36
1998 - Service Shares (commenced May 1, 1997)	10.00	(0.02)	2.35	2.33

See page 132 for all footnotes.

104

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(0.02)	$—	$(1.07)	$(1.09)	$11.51	(45.97)%	$246,785	1.16%
—	—	(1.07)	(1.07)	11.16	(46.37)	167,469	1.91
—	—	(1.07)	(1.07)	11.17	(46.35)	77,398	1.91
(0.09)	—	(1.07)	(1.16)	11.63	(45.73)	201,935	0.76
—	—	(1.07)	(1.07)	11.45	(46.05)	1,316	1.26

—	—	(0.09)	(0.09)	22.66	33.73	545,763	1.09
—	—	(0.09)	(0.09)	22.14	32.78	338,128	1.84
—	—	(0.09)	(0.09)	22.15	32.84	154,966	1.84
—	—	(0.09)	(0.09)	22.87	34.34	322,900	0.69
—	—	(0.09)	(0.09)	22.55	33.64	3,879	1.19

—	—	—	—	17.02	5.26	300,684	1.04	[b]
—	—	—	—	16.75	4.82	181,626	1.79	[b]
—	—	—	—	16.75	4.75	75,502	1.79	[b]
—	—	—	—	17.10	5.49	310,704	0.64	[b]
—	—	—	—	16.95	5.21	2,510	1.14	[b]

—	—	—	—	16.17	35.10	175,510	0.97
—	—	—	—	15.98	34.07	93,711	1.74
—	—	—	—	15.99	34.04	37,081	1.74
—	(0.01)	—	(0.01)	16.21	35.54	295,734	0.65
—	—	—	—	16.11	34.85	1,663	1.15

(0.01)	—	(0.38)	(0.39)	11.97	23.79	53,786	0.91	[b]
—	—	(0.38)	(0.38)	11.92	23.26	13,857	1.67	[b]
—	(0.01)	(0.38)	(0.39)	11.93	4.56	4,132	1.68	[b]
(0.01)	—	(0.38)	(0.39)	11.97	23.89	4,656	0.72	[b]
—	—	(0.38)	(0.38)	11.95	23.56	115	1.17	[b]

105

CORE LARGE CAP GROWTH FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.57)%	1.24%		(0.65)%	68%
2001 - Class B Shares	(1.32)	1.99		(1.40)	68
2001 - Class C Shares	(1.32)	1.99		(1.40)	68
2001 - Institutional Shares	(0.15)	0.84		(0.23)	68
2001 - Service Shares	(0.68)	1.34		(0.76)	68

2000 - Class A Shares	0.31	1.24		0.16	73
2000 - Class B Shares	(0.44)	1.99		(0.59)	73
2000 - Class C Shares	(0.43)	1.99		(0.58)	73
2000 - Institutional Shares	0.65	0.84		0.50	73
2000 - Service Shares	0.15	1.34		—	73

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.11)[b]	1.26	[b]	(0.33)[b]	33
1999 - Class B Shares	(0.87)[b]	2.01	[b]	(1.09)[b]	33
1999 - Class C Shares	(0.87)[b]	2.01	[b]	(1.09)[b]	33
1999 - Institutional Shares	0.31 [b]	0.86	[b]	0.09 [b]	33
1999 - Service Shares	(0.21)[b]	1.36	[b]	(0.43)[b]	33

For the Year Ended January 31,
1999 - Class A Shares	0.05	1.46		(0.44)	63
1999 - Class B Shares	(0.73)	2.11		(1.10)	63
1999 - Class C Shares	(0.74)	2.11		(1.11)	63
1999 - Institutional Shares	0.35	1.02		(0.02)	63
1999 - Service Shares	(0.16)	1.52		(0.53)	63

For the Period Ended January 31,
1998 - Class A Shares (commenced May 1, 1997)	0.12[b]	2.40	[b]	(1.37)[b]	75
1998 - Class B Shares (commenced May 1, 1997)	(0.72)[b]	2.91	[b]	(1.96)[b]	75
1998 - Class C Shares (commenced August 15, 1997)	(0.76)[b]	2.92	[b]	(2.00)[b]	75
1998 - Institutional Shares (commenced May 1, 1997)	0.42 [b]	1.96	[b]	(0.82)[b]	75
1998 - Service Shares (commenced May 1, 1997)	(0.21)[b]	2.41	[b]	(1.45)[b]	75

106

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107

CORE SMALL CAP EQUITY FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$12.90	$0.01 [c]	$(1.12)	$(1.11)
2001 - Class B Shares	12.63	(0.07)[c]	(1.10)	(1.17)
2001 - Class C Shares	12.66	(0.07)[c]	(1.10)	(1.17)
2001 - Institutional Shares	13.03	0.05 [c]	(1.12)	(1.07)
2001 - Service Shares	12.87	— [c]	(1.12)	(1.12)

2000 - Class A Shares	10.23	(0.03)[c]	2.70	2.67
2000 - Class B Shares	10.09	(0.11)[c]	2.65	2.54
2000 - Class C Shares	10.10	(0.10)[c]	2.66	2.56
2000 - Institutional Shares	10.30	0.02 [c]	2.71	2.73
2000 - Service Shares	10.22	(0.04)[c]	2.69	2.65

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	10.16	(0.01)	0.08	0.07
1999 - Class B Shares	10.07	(0.05)	0.07	0.02
1999 - Class C Shares	10.08	(0.05)	0.07	0.02
1999 - Institutional Shares	10.20	0.02	0.08	0.10
1999 - Service Shares	10.16	(0.01)	0.07	0.06

For the Year Ended January 31,
1999 - Class A Shares	10.59	0.01	(0.43)	(0.42)
1999 - Class B Shares	10.56	(0.05)	(0.44)	(0.49)
1999 - Class C Shares	10.57	(0.04)	(0.45)	(0.49)
1999 - Institutional Shares	10.61	0.04	(0.43)	(0.39)
1999 - Service Shares	10.60	0.01	(0.44)	(0.43)

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	10.00	(0.01)	0.65	0.64
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.03)	0.64	0.61
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)	0.64	0.62
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.01	0.65	0.66
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01	0.64	0.65

See page 132 for all footnotes.

108

APPENDIX B

Distributions to
shareholders

					Net
					assets	Ratio of
From net			Net asset		at end of	net expenses
investment	From net	Total	value, end	Total	period	to average
income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$—	$(1.20)	$(1.20)	$10.59	(8.64)%	$50,093	1.33%
—	(1.20)	(1.20)	10.26	(9.35)	16,125	2.08
—	(1.20)	(1.20)	10.29	(9.32)	8,885	2.08
—	(1.20)	(1.20)	10.76	(8.28)	62,794	0.93
—	(1.20)	(1.20)	10.55	(8.75)	201	1.43

—	—	—	12.90	26.10	54,954	1.33
—	—	—	12.63	25.17	17,923	2.08
—	—	—	12.66	25.35	8,289	2.08
—	—	—	13.03	26.60	86,196	0.93
—	—	—	12.87	25.93	63	1.43

—	—	—	10.23	0.69	52,660	1.33	[b]
—	—	—	10.09	0.20	13,711	2.08	[b]
—	—	—	10.10	0.20	6,274	2.08	[b]
—	—	—	10.30	0.98	62,633	0.93	[b]
—	—	—	10.22	0.59	64	1.43	[b]

(0.01)	—	(0.01)	10.16	(3.97)	64,087	1.31
—	—	—	10.07	(4.64)	15,406	2.00
—	—	—	10.08	(4.64)	6,559	2.01
(0.02)	—	(0.02)	10.20	(3.64)	62,763	0.94
(0.01)	—	(0.01)	10.16	(4.07)	54	1.44

—	(0.05)	(0.05)	10.59	6.37	11,118	1.25	[b]
—	(0.05)	(0.05)	10.56	6.07	9,957	1.95	[b]
—	(0.05)	(0.05)	10.57	6.17	2,557	1.95	[b]
—	(0.05)	(0.05)	10.61	6.57	9,026	0.95	[b]
—	(0.05)	(0.05)	10.60	6.47	2	1.45	[b]

109

CORE SMALL CAP EQUITY FUND (continued)

		Ratios assuming no
		expense reductions

	Ratio of net			Ratio of net
	investment	Ratio of		investment
	income (loss)	expenses to		income (loss)	Portfolio
	to average	average net		to average	turnover
	net assets	assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.09%	1.59%		(0.17)%	85%
2001 - Class B Shares	(0.66)	2.34		(0.92)	85
2001 - Class C Shares	(0.66)	2.34		(0.92)	85
2001 - Institutional Shares	0.48	1.19		0.22	85
2001 - Service Shares	0.03	1.69		(0.23)	85

2000 - Class A Shares	(0.21)	1.55		(0.43)	135
2000 - Class B Shares	(0.96)	2.30		(1.18)	135
2000 - Class C Shares	(0.96)	2.30		(1.18)	135
2000 - Institutional Shares	0.19	1.15		(0.03)	135
2000 - Service Shares	(0.30)	1.65		(0.52)	135

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.12)[b]	1.67	[b]	(0.46)[b]	52
1999 - Class B Shares	(0.86)[b]	2.42	[b]	(1.20)[b]	52
1999 - Class C Shares	(0.86)[b]	2.42	[b]	(1.20)[b]	52
1999 - Institutional Shares	0.28 [b]	1.27	[b]	(0.06)[b]	52
1999 - Service Shares	(0.22)[b]	1.77	[b]	(0.56)[b]	52

For the Year Ended January 31,
1999 - Class A Shares	0.08	2.00		(0.61)	75
1999 - Class B Shares	(0.55)	2.62		(1.17)	75
1999 - Class C Shares	(0.56)	2.63		(1.18)	75
1999 - Institutional Shares	0.60	1.56		(0.02)	75
1999 - Service Shares	0.01	2.06		(0.61)	75

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	(0.36)[b]	3.92	[b]	(3.03)[b]	38
1998 - Class B Shares (commenced August 15, 1997)	(1.04)[b]	4.37	[b]	(3.46)[b]	38
1998 - Class C Shares (commenced August 15, 1997)	(1.07)[b]	4.37	[b]	(3.49)[b]	38
1998 - Institutional Shares (commenced August 15, 1997)	0.15 [b]	3.37	[b]	(2.27)[b]	38
1998 - Service Shares (commenced August 15, 1997)	0.40 [b]	3.87	[b]	(2.02)[b]	38

110

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111

CAPITAL GROWTH FUND

		Income (loss) from
		investment operations

	Net asset	Net		Total
	value,	investment	Net realized	from
	beginning	income	and unrealized	investment
	of period	(loss)	gains (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$28.95	$(0.06)[c]	$(7.23)	$(7.29)
2001 - Class B Shares	27.99	(0.23)[c]	(6.96)	(7.19)
2001 - Class C Shares	27.94	(0.22)[c]	(6.94)	(7.16)
2001 - Institutional Shares	29.19	0.03 [c]	(7.30)	(7.27)
2001 - Service Shares	28.81	(0.08)[c]	(7.20)	(7.28)

2000 - Class A Shares	24.96	(0.11)[c]	6.29	6.18
2000 - Class B Shares	24.37	(0.30)[c]	6.11	5.81
2000 - Class C Shares	24.33	(0.30)[c]	6.10	5.80
2000 - Institutional Shares	25.06	— [c]	6.32	6.32
2000 - Service Shares	24.88	(0.13)[c]	6.25	6.12

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	24.03	(0.08)	1.01	0.93
1999 - Class B Shares	23.57	(0.17)	0.97	0.80
1999 - Class C Shares	23.52	(0.16)	0.97	0.81
1999 - Institutional Shares	24.07	(0.02)	1.01	0.99
1999 - Service Shares	23.96	(0.08)	1.00	0.92

For the Years Ended January 31,
1999 - Class A Shares	18.48	(0.03)	6.35	6.32
1999 - Class B Shares	18.27	(0.12)	6.19	6.07
1999 - Class C Shares	18.24	(0.10)	6.15	6.05
1999 - Institutional Shares	18.45	0.01	6.38	6.39
1999 - Service Shares	18.46	(0.04)	6.31	6.27

1998 - Class A Shares	16.73	0.02	4.78	4.80
1998 - Class B Shares	16.67	0.02	4.61	4.63
1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)	1.60	1.58
1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02	1.66	1.68
1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)	1.66	1.65

1997 - Class A Shares	14.91	0.10	3.56	3.66
1997 - Class B Shares (commenced May 1, 1996)	15.67	0.01	2.81	2.82

See page 132 for all footnotes.

112

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset	Total	at end of	net expenses
investment	investment	From net	Total	value, end	return	period	to average
income	income	realized gains	distributions	of period	[a]	(in 000s)	net assets

$—	$—	$(1.90)	$(1.90)	$19.76	(26.48)%	$2,001,259	1.44%
—	—	(1.90)	(1.90)	18.90	(27.06)	338,673	2.19
—	—	(1.90)	(1.90)	18.88	(27.00)	127,839	2.19
—	—	(1.90)	(1.90)	20.02	(26.18)	444,195	1.04
—	—	(1.90)	(1.90)	19.63	(26.58)	8,979	1.54

—	—	(2.19)	(2.19)	28.95	25.70	2,736,484	1.45
—	—	(2.19)	(2.19)	27.99	24.75	451,666	2.20
—	—	(2.19)	(2.19)	27.94	24.75	143,126	2.20
—	—	(2.19)	(2.19)	29.19	26.18	497,986	1.05
—	—	(2.19)	(2.19)	28.81	25.53	13,668	1.55

—	—	—	—	24.96	3.87	1,971,097	1.44	[b]
—	—	—	—	24.37	3.39	329,870	2.19	[b]
—	—	—	—	24.33	3.44	87,284	2.19	[b]
—	—	—	—	25.06	4.11	255,210	1.04	[b]
—	—	—	—	24.88	3.84	6,466	1.54	[b]

—	—	(0.77)	(0.77)	24.03	34.58	1,992,716	1.42
—	—	(0.77)	(0.77)	23.57	33.60	236,369	2.19
—	—	(0.77)	(0.77)	23.52	33.55	60,234	2.19
—	—	(0.77)	(0.77)	24.07	35.02	41,817	1.07
—	—	(0.77)	(0.77)	23.96	34.34	3,085	1.57

(0.01)	(0.01)	(3.03)	(3.05)	18.48	29.71	1,256,595	1.40
—	—	(3.03)	(3.03)	18.27	28.73	40,827	2.18
—	(0.04)	(3.03)	(3.07)	18.24	8.83	5,395	2.21	[b]
(0.01)	(0.07)	(3.03)	(3.11)	18.45	9.31	7,262	1.16	[b]
—	(0.04)	(3.03)	(3.07)	18.46	9.18	2	1.50	[b]

(0.10)	(0.02)	(1.72)	(1.84)	16.73	25.97	920,646	1.40
(0.01)	(0.09)	(1.72)	(1.82)	16.67	19.39	3,221	2.15	[b]

113

CAPITAL GROWTH FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.25)%	1.46%		(0.27)%	18%
2001 - Class B Shares	(1.00)	2.21		(1.02)	18
2001 - Class C Shares	(1.00)	2.21		(1.02)	18
2001 - Institutional Shares	0.15	1.06		0.13	18
2001 - Service Shares	(0.35)	1.56		(0.37)	18

2000 - Class A Shares	(0.41)	1.47		(0.44)	34
2000 - Class B Shares	(1.16)	2.22		(1.19)	34
2000 - Class C Shares	(1.16)	2.22		(1.19)	34
2000 - Institutional Shares	—	1.07		(0.03)	34
2000 - Service Shares	(0.49)	1.57		(0.52)	34

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.53)[b]	1.47	[b]	(0.56)[b]	18
1999 - Class B Shares	(1.29)[b]	2.22	[b]	(1.32)[b]	18
1999 - Class C Shares	(1.29)[b]	2.22	[b]	(1.32)[b]	18
1999 - Institutional Shares	(0.20)[b]	1.07	[b]	(0.23)[b]	18
1999 - Service Shares	(0.65)[b]	1.57	[b]	(0.68)[b]	18

For the Years Ended January 31,
1999 - Class A Shares	(0.18)	1.58		(0.34)	30
1999 - Class B Shares	(0.98)	2.21		(1.00)	30
1999 - Class C Shares	(1.00)	2.21		(1.02)	30
1999 - Institutional Shares	0.11	1.09		0.09	30
1999 - Service Shares	(0.37)	1.59		(0.39)	30

1998 - Class A Shares	0.08	1.65		(0.17)	62
1998 - Class B Shares	(0.77)	2.18		(0.77)	62
1998 - Class C Shares (commenced August 15, 1997)	(0.86)[b]	2.21	[b]	(0.86)[b]	62
1998 - Institutional Shares (commenced August 15, 1997)	0.18 [b]	1.16	[b]	0.18 [b]	62
1998 - Service Shares (commenced August 15, 1997)	(0.16)[b]	1.50	[b]	(0.16)[b]	62

1997 - Class A Shares	0.62	1.65		0.37	53
1997 - Class B Shares (commenced May 1, 1996)	(0.39)[b]	2.15	[b]	(0.39)[b]	53

114

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115

STRATEGIC GROWTH FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$12.52	$(0.06)[c]	$(3.24)	$(3.30)
2001 - Class B Shares	12.40	(0.13)[c]	(3.20)	(3.33)
2001 - Class C Shares	12.42	(0.13)[c]	(3.21)	(3.34)
2001 - Institutional Shares	12.58	(0.02)[c]	(3.26)	(3.28)
2001 - Service Shares	12.52	(0.04)[c]	(3.25)	(3.29)

2000 - Class A Shares	10.06	(0.06)[c]	2.52	2.46
2000 - Class B Shares	10.04	(0.14)[c]	2.50	2.36
2000 - Class C Shares	10.05	(0.14)[c]	2.51	2.37
2000 - Institutional Shares	10.07	(0.01)[c]	2.52	2.51
2000 - Service Shares	10.06	(0.04)[c]	2.50	2.46

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	10.00	—	0.06	0.06
1999 - Class B Shares (commenced May 24)	10.00	(0.03)[c]	0.07	0.04
1999 - Class C Shares (commenced May 24)	10.00	(0.03)[c]	0.08	0.05
1999 - Institutional Shares (commenced May 24)	10.00	0.01	0.06	0.07
1999 - Service Shares (commenced May 24)	10.00	(0.01)	0.07	0.06

See page 132 for all footnotes.

116

APPENDIX B

		Net			Ratio of
		assets	Ratio of		net investment
Net asset		at end of	net expenses		income (loss)
value, end	Total	period	to average		to average
of period	return[a]	(in 000s)	net assets		net assets

$9.22	(26.35)%	$109,315	1.44%		(0.52)%
9.07	(26.84)	14,235	2.19		(1.27)
9.08	(26.88)	5,613	2.19		(1.27)
9.30	(26.06)	45,898	1.04		(0.15)
9.23	(26.27)	1	1.54		(0.37)

12.52	24.46	92,271	1.44		(0.50)
12.40	23.51	17,149	2.19		(1.24)
12.42	23.58	7,287	2.19		(1.24)
12.58	24.93	22,910	1.04		(0.09)
12.52	24.45	2	1.54		(0.35)

10.06	0.60	10,371	1.44	[b]	(0.17)[b]
10.04	0.40	3,393	2.19	[b]	(0.97)[b]
10.05	0.50	2,388	2.19	[b]	(0.99)[b]
10.07	0.70	5,981	1.04	[b]	0.24 [b]
10.06	0.60	2	1.54	[b]	(0.24)[b]

117

STRATEGIC GROWTH FUND (continued)

	Ratios assuming
	no expense reductions

			Ratio of
	Ratio of		net investment
	expenses		income (loss)	Portfolio
	to average		to average	turnover
	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	1.67%		(0.75)%	25%
2001 - Class B Shares	2.42		(1.50)	25
2001 - Class C Shares	2.42		(1.50)	25
2001 - Institutional Shares	1.27		(0.38)	25
2001 - Service Shares	1.77		(0.60)	25

2000 - Class A Shares	1.63		(0.69)	19
2000 - Class B Shares	2.38		(1.43)	19
2000 - Class C Shares	2.38		(1.43)	19
2000 - Institutional Shares	1.23		(0.28)	19
2000 - Service Shares	1.73		(0.54)	19

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	11.70	[b]	(10.43)[b]	7
1999 - Class B Shares (commenced May 24)	12.45	[b]	(11.23)[b]	7
1999 - Class C Shares (commenced May 24)	12.45	[b]	(11.25)[b]	7
1999 - Institutional Shares (commenced May 24)	11.30	[b]	(10.02)[b]	7
1999 - Service Shares (commenced May 24)	11.80	[b]	(10.50)[b]	7

118

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119

GROWTH OPPORTUNITIES FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$19.50	$(0.14)[c]	$(0.66)	$(0.80)
2001 - Class B Shares	19.45	(0.28)[c]	(0.66)	(0.94)
2001 - Class C Shares	19.31	(0.28)[c]	(0.64)	(0.92)
2001 - Institutional Shares	19.59	(0.07)[c]	(0.67)	(0.74)
2001 - Service Shares	19.45	(0.16)[c]	(0.65)	(0.81)

2000 - Class A Shares	10.13	(0.11)[c]	9.71	9.60
2000 - Class B Shares	10.18	(0.24)[c]	9.74	9.50
2000 - Class C Shares	10.10	(0.24)[c]	9.68	9.44
2000 - Institutional Shares	10.13	(0.04)[c]	9.73	9.69
2000 - Service Shares	10.12	(0.12)[c]	9.68	9.56

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	10.00	(0.01)[c]	0.14	0.13
1999 - Class B Shares (commenced May 24)	10.00	(0.03)[c]	0.21	0.18
1999 - Class C Shares (commenced May 24)	10.00	(0.03)[c]	0.13	0.10
1999 - Institutional Shares (commenced May 24)	10.00	0.01	0.12	0.13
1999 - Service Shares (commenced May 24)	10.00	—	0.12	0.12

See page 132 for all footnotes.

120

APPENDIX B

Distributions
to			Net
shareholders			assets	Ratio of
	Net asset		at end of	net expenses
From net	value, end	Total	period	to average
realized gains	of period	return[a]	(in 000s)	net assets

$(0.59)	$18.11	(4.17)%	$428,981	1.54%
(0.59)	17.92	(4.92)	73,776	2.29
(0.59)	17.80	(4.85)	47,738	2.29
(0.59)	18.26	(3.79)	128,182	1.14
(0.59)	18.05	(4.24)	232	1.64

(0.23)	19.50	95.73	188,199	1.52
(0.23)	19.45	94.27	42,061	2.27
(0.23)	19.31	94.43	26,826	2.27
(0.23)	19.59	96.67	49,921	1.12
(0.23)	19.45	95.41	3	1.62

—	10.13	1.30	8,204	1.44	[b]
—	10.18	1.80	520	2.19	[b]
—	10.10	1.00	256	2.19	[b]
—	10.13	1.30	5,223	1.04	[b]
—	10.12	1.20	2	1.54	[b]

121

GROWTH OPPORTUNITIES FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		loss to	Portfolio
	to average	to average		average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	(0.74)%	1.54%		(0.74)%	66%
2001 - Class B Shares	(1.49)	2.29		(1.49)	66
2001 - Class C Shares	(1.49)	2.29		(1.49)	66
2001 - Institutional Shares	(0.34)	1.14		(0.34)	66
2001 - Service Shares	(0.84)	1.64		(0.84)	66

2000 - Class A Shares	(0.64)	1.61		(0.73)	73
2000 - Class B Shares	(1.38)	2.36		(1.47)	73
2000 - Class C Shares	(1.38)	2.36		(1.47)	73
2000 - Institutional Shares	(0.23)	1.21		(0.32)	73
2000 - Service Shares	(0.69)	1.71		(0.78)	73

For the Period Ended August 31,
1999 - Class A Shares (commenced May 24)	(0.27)[b]	14.15	[b]	(12.98)[b]	27
1999 - Class B Shares (commenced May 24)	(1.04)[b]	14.90	[b]	(13.75)[b]	27
1999 - Class C Shares (commenced May 24)	(1.12)[b]	14.90	[b]	(13.83)[b]	27
1999 - Institutional Shares (commenced May 24)	0.39 [b]	13.75	[b]	(12.32)[b]	27
1999 - Service Shares (commenced May 24)	0.03 [b]	14.25	[b]	(12.68)[b]	27

122

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123

MID CAP VALUE FUND

		Income (loss) from
		investment operations
	Net asset				Total
	value,	Net		Net realized	from
	beginning	investment		and unrealized	investment
	of period	income (loss)		gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$19.88	$0.24	[c]	$4.37	$4.61
2001 - Class B Shares	19.69	0.06	[c]	4.33	4.39
2001 - Class C Shares	19.67	0.06	[c]	4.33	4.39
2001 - Institutional Shares	19.86	0.33	[c]	4.36	4.69
2001 - Service Shares	19.73	0.21	[c]	4.34	4.55

2000 - Class A Shares	18.42	0.20	[c]	1.38	1.58
2000 - Class B Shares	18.23	0.06	[c]	1.40	1.46
2000 - Class C Shares	18.24	0.06	[c]	1.37	1.43
2000 - Institutional Shares	18.45	0.27	[c]	1.36	1.63
2000 - Service Shares	18.31	0.18	[c]	1.35	1.53

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	18.38	0.06		1.71	1.77
1999 - Class B Shares	18.29	(0.04)		1.71	1.67
1999 - Class C Shares	18.30	(0.04)		1.71	1.67
1999 - Institutional Shares	18.37	0.09		1.72	1.81
1999 - Service Shares	18.29	0.05		1.70	1.75

For the Years Ended January 31,
1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)
1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)
1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)
1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)
1999 - Service Shares	21.62	0.03		(2.31)	(2.28)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85
1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80
1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82
1998 - Institutional Shares	18.73	0.16		5.66	5.82
1998 - Service Shares (commenced July 18, 1997)	23.01	0.09		1.40	1.49

1997 - Institutional Shares	15.91	0.24		3.77	4.01

See page 132 for all footnotes.

124

APPENDIX B

Distributions to shareholders

						Net
	In excess					assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return[a]	(in 000s)	net assets

$(0.15)	$—	$—	$(0.15)	$24.34	23.29%	$96,568	1.29%
(0.07)	—	—	(0.07)	24.01	22.33	42,813	2.04
(0.08)	—	—	(0.08)	23.98	22.37	16,094	2.04
(0.20)	—	—	(0.20)	24.35	23.75	247,212	0.89
(0.14)	—	—	(0.14)	24.14	23.17	256	1.39

(0.12)	—	—	(0.12)	19.88	8.70	39,142	1.29
—	—	—	—	19.69	8.01	22,284	2.04
—	—	—	—	19.67	7.84	5,720	2.04
(0.22)	—	—	(0.22)	19.86	9.08	158,188	0.89
(0.11)	—	—	(0.11)	19.73	8.48	206	1.39

—	—	(1.73)	(1.73)	18.42	9.04	49,081	1.29	[b]
—	—	(1.73)	(1.73)	18.23	8.53	31,824	2.04	[b]
—	—	(1.73)	(1.73)	18.24	8.52	9,807	2.04	[b]
—	—	(1.73)	(1.73)	18.45	9.26	190,549	0.89	[b]
—	—	(1.73)	(1.73)	18.31	8.97	190	1.39	[b]

(0.07)	—	(0.88)	(0.95)	18.38	(10.48)	70,578	1.33
—	—	(0.88)	(0.88)	18.29	(11.07)	37,821	1.93
(0.02)	—	(0.88)	(0.90)	18.30	(11.03)	10,800	1.93
(0.21)	—	(0.88)	(1.09)	18.37	(10.07)	196,512	0.87
(0.17)	—	(0.88)	(1.05)	18.29	(10.48)	289	1.37

(0.06)	(0.04)	(2.77)	(2.87)	21.61	3.42	90,588	1.35	[b]
(0.09)	—	(2.77)	(2.86)	21.57	3.17	28,743	1.85	[b]
(0.09)	—	(2.77)	(2.86)	21.59	3.27	6,445	1.85	[b]
(0.13)	—	(2.77)	(2.90)	21.65	30.86	236,440	0.85
(0.11)	—	(2.77)	(2.88)	21.62	6.30	8	1.35	[b]

(0.24)	(0.93)	(0.02)	(1.19)	18.73	25.63	145,253	0.85

125

MID CAP VALUE FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	1.05%	1.32%		1.02%	101%
2001 - Class B Shares	0.28	2.07		0.25	101
2001 - Class C Shares	0.28	2.07		0.25	101
2001 - Institutional Shares	1.43	0.92		1.40	101
2001 - Service Shares	0.94	1.42		0.91	101

2000 - Class A Shares	1.11	1.34		1.06	83
2000 - Class B Shares	0.35	2.09		0.30	83
2000 - Class C Shares	0.32	2.09		0.27	83
2000 - Institutional Shares	1.51	0.94		1.46	83
2000 - Service Shares	1.03	1.44		0.98	83

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	0.43 [b]	1.37	[b]	0.35 [b]	69
1999 - Class B Shares	(0.33)[b]	2.12	[b]	(0.41)[b]	69
1999 - Class C Shares	(0.34)[b]	2.12	[b]	(0.42)[b]	69
1999 - Institutional Shares	0.79 [b]	0.97	[b]	0.71 [b]	69
1999 - Service Shares	0.38 [b]	1.47	[b]	0.30 [b]	69

For the Years Ended January 31,
1999 - Class A Shares	0.38	1.41		0.30	92
1999 - Class B Shares	(0.22)	2.01		(0.30)	92
1999 - Class C Shares	(0.22)	2.01		(0.30)	92
1999 - Institutional Shares	0.83	0.95		0.75	92
1999 - Service Shares	0.32	1.45		0.24	92

1998 - Class A Shares (commenced August 15, 1997)	0.33 [b]	1.47	[b]	0.21 [b]	63
1998 - Class B Shares (commenced August 15, 1997)	(0.20)[b]	1.97	[b]	(0.32)[b]	63
1998 - Class C Shares (commenced August 15, 1997)	(0.23)[b]	1.97	[b]	(0.35)[b]	63
1998 - Institutional Shares	0.78	0.97		0.66	63
1998 - Service Shares (commenced July 18, 1997)	0.63 [b]	1.43	[b]	0.51 [b]	63

1997 - Institutional Shares	1.35	0.91		1.29	74

126

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127

SMALL CAP VALUE FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	income (loss)	gain (loss)	operations

For the Years Ended August 31,
2001 - Class A Shares	$23.21	$0.15 [c]	$5.19	$5.34
2001 - Class B Shares	22.40	(0.04)[c]	4.99	4.95
2001 - Class C Shares	22.42	(0.04)[c]	5.00	4.96
2001 - Institutional Shares	23.47	0.25 [c]	5.26	5.51
2001 - Service Shares	23.13	0.13 [c]	5.17	5.30

2000 - Class A Shares	19.80	0.01 [c]	3.40	3.41
2000 - Class B Shares	19.27	(0.13)[c]	3.26	3.13
2000 - Class C Shares	19.28	(0.12)[c]	3.26	3.14
2000 - Institutional Shares	19.95	0.10 [c]	3.42	3.52
2000 - Service Shares	19.76	0.01 [c]	3.36	3.37

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	18.51	(0.05)	1.34	1.29
1999 - Class B Shares	18.10	(0.12)	1.29	1.17
1999 - Class C Shares	18.12	(0.11)	1.27	1.16
1999 - Institutional Shares	18.62	—	1.33	1.33
1999 - Service Shares	18.50	(0.13)	1.39	1.26

For the Years Ended January 31,
1999 - Class A Shares	24.05	(0.06)	(4.48)	(4.54)
1999 - Class B Shares	23.73	(0.21)	(4.42)	(4.63)
1999 - Class C Shares	23.73	(0.18)	(4.43)	(4.61)
1999 - Institutional Shares	24.09	0.03	(4.50)	(4.47)
1999 - Service Shares	24.05	(0.04)	(4.51)	(4.55)

1998 - Class A Shares	20.91	0.14	5.33	5.47
1998 - Class B Shares	20.80	(0.01)	5.27	5.26
1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)	1.43	1.37
1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03	1.48	1.51
1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)	1.48	1.47

1997 - Class A Shares	17.29	(0.21)	4.92	4.71
1997 - Class B Shares (commenced May 1, 1996)	20.79	(0.11)	1.21	1.10

See page 132 for all footnotes.

128

APPENDIX B

Distributions to shareholders				Net assets	Ratio of
		Net asset		at end of	net expenses
From net	Total	value, end	Total	period	to average
realized gains	Distributions	of period	return[a]	(in 000s)	net assets

$—	—	$28.55	23.01%	$244,860	1.50%
—	—	27.35	22.10	48,939	2.25
—	—	27.38	22.07	18,140	2.25
—	—	28.98	23.48	46,211	1.10
—	—	28.43	22.91	1,006	1.60

—	—	23.21	17.22	157,791	1.50
—	—	22.40	16.24	29,199	2.25
—	—	22.42	16.34	8,428	2.25
—	—	23.47	17.64	26,445	1.10
—	—	23.13	17.05	83	1.60

—	—	19.80	6.97	210,500	1.50	[b]
—	—	19.27	6.46	37,386	2.25	[b]
—	—	19.28	6.40	8,079	2.25	[b]
—	—	19.95	7.14	27,023	1.10	[b]
—	—	19.76	6.81	57	1.60	[b]

(1.00)	(1.00)	18.51	(17.37)	261,661	1.50
(1.00)	(1.00)	18.10	(18.00)	42,879	2.25
(1.00)	(1.00)	18.12	(17.91)	8,212	2.25
(1.00)	(1.00)	18.62	(17.04)	15,351	1.13
(1.00)	(1.00)	18.50	(17.41)	261	1.62

(2.33)	(2.33)	24.05	26.17	370,246	1.54
(2.33)	(2.33)	23.73	25.29	42,677	2.29
(2.33)	(2.33)	23.73	5.51	5,604	2.09	[b]
(2.33)	(2.33)	24.09	6.08	14,626	1.16	[b]
(2.33)	(2.33)	24.05	5.91	2	1.45	[b]

(1.09)	(1.09)	20.91	27.28	212,061	1.60
(1.09)	(1.09)	20.80	5.39	3,674	2.35	[b]

129

SMALL CAP VALUE FUND (continued)

		Ratios assuming
		no expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss)	expenses		income (loss)	Portfolio
	to average	to average		to average	turnover
	net assets	net assets		net assets	rate

For the Years Ended August 31,
2001 - Class A Shares	0.59%	1.60%		0.49%	93%
2001 - Class B Shares	(0.16)	2.35		(0.26)	93
2001 - Class C Shares	(0.16)	2.35		(0.26)	93
2001 - Institutional Shares	0.97	1.20		0.87	93
2001 - Service Shares	0.47	1.70		0.37	93

2000 - Class A Shares	0.07	1.57		—	75
2000 - Class B Shares	(0.68)	2.32		(0.75)	75
2000 - Class C Shares	(0.65)	2.32		(0.72)	75
2000 - Institutional Shares	0.49	1.17		0.42	75
2000 - Service Shares	0.03	1.67		(0.04)	75

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.35)[b]	1.61	[b]	(0.46)[b]	47
1999 - Class B Shares	(1.10)[b]	2.36	[b]	(1.21)[b]	47
1999 - Class C Shares	(1.10)[b]	2.36	[b]	(1.21)[b]	47
1999 - Institutional Shares	0.05 [b]	1.21	[b]	(0.06)[b]	47
1999 - Service Shares	(0.41)[b]	1.71	[b]	(0.52)[b]	47

For the Years Ended January 31,
1999 - Class A Shares	(0.24)	1.74		(0.48)	98
1999 - Class B Shares	(0.99)	2.29		(1.03)	98
1999 - Class C Shares	(0.99)	2.29		(1.03)	98
1999 - Institutional Shares	0.13	1.17		0.09	98
1999 - Service Shares	(0.47)	1.66		(0.51)	98

1998 - Class A Shares	(0.28)	1.76		(0.50)	85
1998 - Class B Shares	(0.92)	2.29		(0.92)	85
1998 - Class C Shares (commenced August 15, 1997)	(0.79)[b]	2.09	[b]	(0.79)[b]	85
1998 - Institutional Shares (commenced August 15, 1997)	0.27 [b]	1.16	[b]	0.27 [b]	85
1998 - Service Shares (commenced August 15, 1997)	(0.07)[b]	1.45	[b]	(0.07)[b]	85

1997 - Class A Shares	(0.72)	1.85		(0.97)	99
1997 - Class B Shares (commenced May 1, 1996)	(1.63)[b]	2.35	[b]	(1.63)[b]	99

130

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131

LARGE CAP VALUE FUND

		Income (loss) from			Distributions
		investment operations			to shareholders

			Net			Net
	Net asset	Net	realized	Total		asset
	value,	investment	and	from	From net	value,
	beginning	income	unrealized	investment	investment	end of
	of period	(loss)[c]	gain (loss)	operations	income	period

For the Year Ended August 31,
2001 - Class A Shares	$10.39	$0.08	$(0.20)	$(0.12)	$(0.06)	$10.21
2001 - Class B Shares	10.33	(0.01)	(0.19)	(0.20)	(0.03)	10.10
2001 - Class C Shares	10.32	(0.01)	(0.19)	(0.20)	(0.02)	10.10
2001 - Institutional Shares	10.40	0.12	(0.20)	(0.08)	(0.08)	10.24
2001 - Service Shares	10.38	0.08	(0.20)	(0.12)	(0.03)	10.23

For the Period Ended August 31,
2000 - Class A Shares (commenced Dec. 15, 1999)	10.00	0.06	0.33	0.39	—	10.39
2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33	—	10.33
2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32	—	10.32
2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40	—	10.40
2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38	—	10.38

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Includes the effect of mortgage dollar roll transactions.

132

APPENDIX B

					Ratios assuming
				Ratio of	no expense reductions
				net
	Net	Ratio of		investment	Ratio of		Ratio of net
	assets	net		income	expenses		investment
	at end of	expenses		(loss)	to		income (loss)	Portfolio
Total	period	to average		to average	average		to average	turnover
return[a]	(in 000s)	net assets		net assets	net assets		net assets	rate

(1.21)%	$123,013	1.25%		0.73%	1.83%		0.15%	69%
(1.98)	8,830	2.00		(0.06)	2.58		(0.64)	69
(1.96)	3,636	2.00		(0.05)	2.58		(0.63)	69
(0.81)	50,740	0.85		1.09	1.43		0.51	69
(1.17)	2	1.35		0.80	1.93		0.22	69

3.90	7,181	1.25	[b]	0.84 [b]	3.30	[b]	(1.21)[b]	67
3.30	1,582	2.00	[b]	0.06 [b]	4.05	[b]	(1.99)[b]	67
3.20	850	2.00	[b]	0.15 [b]	4.05	[b]	(1.90)[b]	67
4.00	16,155	0.85	[b]	1.31 [b]	2.90	[b]	(0.74)[b]	67
3.80	2	1.35	[b]	0.95 [b]	3.40	[b]	(1.10)[b]	67

133

					Ratios assuming
				Ratio of	no expense reductions
				net
	Net	Ratio of		investment			Ratio of net
	assets	net		income	Ratio of		investment
	at end of	expenses		(loss)	expenses		income (loss)	Portfolio
Total	period	to average		to average	to average		to average	turnover
return[a]	(in 000s)	net assets		net assets	net assets		net assets	rate

(1.21)%	$123,013	1.25%		0.73%	1.83%		0.15%	69%
(1.98)	8,830	2.00		(0.06)	2.58		(0.64)	69
(1.96)	3,636	2.00		(0.05)	2.58		(0.63)	69
(0.81)	50,740	0.85		1.09	1.43		0.51	69
(1.17)	2	1.35		0.80	1.93		0.22	69

3.90	7,181	1.25	[b]	0.84 [b]	3.30	[b]	(1.21)[b]	67
3.30	1,582	2.00	[b]	0.06 [b]	4.05	[b]	(1.99)[b]	67
3.20	850	2.00	[b]	0.15 [b]	4.05	[b]	(1.90)[b]	67
4.00	16,155	0.85	[b]	1.31 [b]	2.90	[b]	(0.74)[b]	67
3.80	2	1.35	[b]	0.95 [b]	3.40	[b]	(1.10)[b]	67

134

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Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs Balanced Fund
6	Goldman Sachs Growth and Income Fund
7	Goldman Sachs CORE Large Cap Value Fund
8	Goldman Sachs CORE U.S. Equity Fund
9	Goldman Sachs CORE Large Cap Growth Fund
10	Goldman Sachs CORE Small Cap Equity Fund
11	Goldman Sachs Capital Growth Fund
12	Goldman Sachs Strategic Growth Fund
13	Goldman Sachs Growth Opportunities Fund
14	Goldman Sachs Mid Cap Value Fund
15	Goldman Sachs Small Cap Value Fund
16	Goldman Sachs Large Cap Value Fund

18 Other Investment Practices and Securities

22 Principal Risks of the Funds

26 Fund Performance

40 Fund Fees and Expenses

44 Service Providers

52 Dividends

54 Shareholder Guide
54	How To Buy Shares
58	How To Sell Shares

63 Taxation

65 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

88 Appendix B Financial Highlights

Domestic Equity Funds
Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

EQDOMPROINST

TABLE OF CONTENTS

General Investment Management Approach
Fund Investment Objectives and Strategies
Goldman Sachs CORE International Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs European Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Growth Opportunities Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Growth Fund
Other Investment Practices and Securities
Principal Risks of the Funds
Fund Performance
Fund Fees and Expenses (Class A, B and C Shares)
Service Providers
Dividends
Shareholder Guide
How to Buy Shares
Taxation
Appendix A Additional Information on Portfolio Risks, Securities and Techniques
Appendix B Financial Highlights
General Investment Management Approach
Fund Investment Objectives and Strategies
Goldman Sachs CORE International Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs European Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Growth Opportunities Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Growth Fund
Other Investment Practices and Securities
Principal Risks of the Funds
Fund Performance
Fund Fees and Expenses (Service Shares)
Service Providers
Dividends
Shareholder Guide
How to Buy Shares
Taxation
Appendix A Additional Information on Portfolio Risks, Securities and Techniques
Appendix B Financial Highlights
General Investment Management Approach
Fund Investment Objectives and Strategies
Goldman Sachs CORE International Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs European Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Growth Opportunities Fund
Goldman Sachs Emerging Markets Equity Fund
Other Investment Practices and Securities
Principal Risks of the Funds
Fund Performance
Fund Fees and Expenses (Institutional Shares)
Service Providers
Dividends
Shareholder Guide
How to Buy Shares
How to Sell Shares
Taxation
Appendix A Additional Information on Portfolio Risks, Securities and Techniques
Appendix B Financial Highlights
General Investment Management Approach
Fund Investment Objectives and Strategies
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs CORE Large Cap Value Fund
Goldman Sachs CORE U.S. Equity Fund
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Small Cap Equity Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Large Cap Value Fund
Other Investment Practices and Securities
Principal Risks of the Funds
Fund Performance
Fund Fees and Expenses (Class A, B and C Shares)
Service Providers
Dividends
Shareholder Guide
How to Buy Shares
Taxation
Appendix A Additional Information on Portfolio Risks, Securities and Techniques
Appendix B Financial Highlights
General Investment Management Approach
Fund Investment Objectives and Strategies
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs CORE Large Cap Value Fund
Goldman Sachs CORE U.S. Equity Fund
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Small Cap Equity Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Large Cap Value Fund
Other Investment Practices and Securities
Principal Risks of the Funds
Fund Performance
Fund Fees and Expenses (Service Shares)
Service Providers
Dividends
Shareholder Guide
How to Buy Shares
Taxation
Appendix A Additional Information on Portfolio Risks, Securities and Techniques
Appendix B Financial Highlights
General Investment Management Approach
Fund Investment Objectives and Strategies
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs CORE Large Cap Value Fund
Goldman Sachs CORE U.S. Equity Fund
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Small Cap Equity Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Large Cap Value Fund
Other Investment Practices and Securities
Principal Risks of the Funds
Fund Performance
Balanced Fund
Growth and Income Fund
CORE Large Cap Value Fund
CORE U.S. Equity Fund
Large Cap Value Fund
Fund Fees and Expenses (Institutional Shares)
Service Providers
Dividends
Shareholder Guide
How to Buy Shares
How to Sell Shares
Taxation
Appendix A Additional Information on Portfolio Risks, Securities and Techniques
Appendix B Financial Highlights
General Investment Management Approach
Fund Investment Objective and Strategies
Goldman Sachs Research Select Fund
Other Investment Practices and Securities
Principal Risks of the Fund
Fund Performance
Fund Fees and Expenses (Class A, B and C Shares)
Service Providers
Dividends
Shareholder Guide
How to Buy Shares
How to Sell Shares
Shareholder Services
Distribution Services and Fees
Personal Account Maintenance Services and Fees
Taxation
Appendix A Additional Information on Portfolio Risks, Securities and Techniques
Appendix B
General Investment Management Approach
Fund Investment Objective and Strategies
Goldman Sachs Research Select Fund
Other Investment Practices and Securities
Principal Risks of the Fund
Fund Performance
Fund Fees and Expenses (Service Shares)
Service Providers
Dividends
Shareholder Guide
HOW TO BUY SHARES
How to Sell Shares
Taxation
Appendix A Additional Information on Portfolio Risks, Securities and Techniques
Appendix B
General Investment Management Approach
Fund Investment Objective and Strategies
Goldman Sachs Research Select Fund
Other Investment Practices and Securities
Principal Risks of the Fund
Fund Performance
Fund Fees and Expenses (Institutional Shares)
Service Providers
Dividends
Shareholder Guide
How to Buy Shares
How to Sell Shares
Taxation
Appendix A Additional Information on Portfolio Risks, Securities and Techniques
Appendix B
Prospectus

Class A, B
and C Shares

December 28, 2001

 GOLDMAN SACHS RESEARCH SELECT FUNDSM

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

   General Investment
   Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Research Select Fund (the “Fund”). Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

RESEARCH STYLE FUNDS—RESEARCH SELECT FUND

The Goldman Sachs Research Select Fund selects substantially all of its securities from the U.S. Select List developed by the Goldman Sachs Investment Research Division. The Fund leverages the resources of Goldman Sachs by applying the Investment Management Division’s portfolio management expertise to the equity securities included in the U.S. Select List.

The Fund closed to new investors effective July 31, 2001. A shareholder who had an open Fund account on the date the Fund closed may make additional investments and reinvest dividends and capital gains distributions in that account after that date if the account remains open. Qualified defined contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase pension plans), as well as 403(b) plans and 457 plans that currently offer the Fund as an available investment vehicle to their participants, may also continue to make additional purchases and to reinvest dividends and capital gains into their accounts. Current shareholders may also open additional Fund accounts under certain conditions. If a Fund account is closed, however, additional investments in the Fund may not be possible. Exchanges into other Goldman Sachs Funds are not permitted. The Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

1

   Fund Investment Objective
   and Strategies

Goldman Sachs Research Select Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	A focused portfolio of U.S. equity investments that offer the potential for long-term capital appreciation

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a focused portfolio of U.S. equity investments.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in U.S. equity securities, including securities of foreign issuers that are traded in the United States. Under normal circumstances, the Fund will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List and will sell securities that have been removed from the U.S. Select List. Notification of changes to the U.S. Select List is made to clients of Goldman Sachs and to the Fund’s portfolio management team at the same time. The Fund will purchase a security that has been added to, or sell a security that has been removed from, the list after publication of that change. In addition, the Investment Adviser may apply the techniques described below in managing the Fund and in purchasing and selling securities that are included in the U.S. Select List.

2

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Goldman Sachs Global Investment Research Division’s U.S. Select List. The U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark, the S&P 500® Index, over the next 12 to 18 months. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. TheU.S. Select List is updated on a regular basis. Historically, the U.S. Select List has consisted primarily of common stocks of relatively large U.S. companies, although the list is not restricted to those types of companies.

The U.S. Select List is used primarily by institutional clients.

Our Approach to Portfolio Management. To the extent practicable, the Fund will seek to deliver returns that are comparable to the price returns of the U.S. Select List. Generally, the Fund will seek to maintain approximate equal weightings of its assets among the securities included in the list. Any remaining assets may be invested by the Investment Adviser in the other instruments described in this Prospectus, including short-term debt obligations, options and futures contracts.

Investors should be aware, however, that the performance of the Fund will differ from the price returns of theU.S. Select List for a variety of reasons, including the change in securities prices that may occur between the time when a security is added to or removed from the list and when it is bought or sold for the Fund; the Fund’s investment of cash flow from purchases and sales of Fund shares, which can occur daily and will result in portfolio purchases and sales; modifications in the Fund’s stock weights in order to control trading costs; the timing and amount of dividend and distribution payments; and the Fund’s use of investment techniques and instruments that are not included in theU.S. Select List. In addition, unlike the U.S. Select List, the Fund will incur transactional costs (such as brokerage commissions) and operational expenses (such as investment advisory fees).

While the Fund intends to track the composition of theU.S. Select List, the Fund’s purchases and sales of securities that are added to and deleted from the list may not be completed on the first trading day after changes to the list are announced, and in certain cases may take several days or weeks to complete. Moreover, purchases and sales of the Fund and other investors following theU.S. Select List could create a temporary imbalance between the supply and demand of the securities on the list. The imbalance could affect the time it takes the Fund to complete its transactions, as well as the price the Fund pays or receives. In order to reduce impact of these trading costs, the Investment Adviser may decide for a period of time not to buy a security that is included in theU.S. Select List or to continue to hold a security that has been removed from the list.

The Fund will periodically rebalance its portfolio in an effort to maintain approximate equal weightings of its assets among the securities on the U.S. Select List.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

3

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objective and	Research
strategies of the Fund	Select
— Not permitted	Fund

Investment Practices
Borrowings	33 1/3
Custodial Receipts	—
Equity Swaps*	15
Futures Contracts and Options on Futures Contracts	•
Investment Company Securities (including exchange-traded funds)	10
Options on Securities and Securities Indices[1]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[1]	The Fund may sell covered call and put options and purchase call and put options.

4

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objective and	Research
strategies of the Fund	Select
— Not permitted	Fund

Investment Securities
American and Global Depositary Receipts	—
Asset-Backed and Mortgage-Backed Securities	—
Bank Obligations[2]	•
Convertible Securities[3]	•
Corporate Debt Obligations[2]	•
Equity Investments	90+
Emerging Country Securities	—
Fixed Income Securities	•
Foreign Issuers	•
Non-Investment Grade Fixed Income Securities	—
Real Estate Investment Trusts (“REITs”)	•
Structured Securities*	•
Temporary Investments	100
U.S. Government Securities[2]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[2]	Limited by the amount the Fund invests in fixed-income securities. Cash equivalents only.
[3]	The Fund has no minimum rating criteria.

5

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RISKS

Research
Select
• Applicable	Fund

U.S. Select List	•
Stock	•
Credit/Default	•
Foreign	•
Derivatives	•
Interest Rate	•
Management	•
Market	•
Liquidity	•
Small Cap	•

■	U.S. Select List Risk— The Fund invests principally in securities included in theU.S. Select List, which comprises approximately 25 to 35 stocks. As a result of the small universe of stocks in which the Fund generally invests, it may be subject to greater risks than would a more diversified fund.

Price returns reported for the U.S. Select List do not predict or reflect the future results of theU.S. Select List or the Fund. In addition, unlike the Fund, the securities included in theU.S. Select List constitute only a “paper portfolio” that does not reflect actual trading and does not have an actual performance record.

Although the Goldman Sachs U.S. Stock Selection Committee periodically makes subjective decisions to add or delete companies for the U.S. Select List, the list is not compiled with any particular client or product in mind and is not (and will not be) compiled with the Fund in mind. The Global Investment Research Division could at any time cease publishing theU.S. Select List. In that event, the Board of Trustees will make a determination on how to proceed in the best interest of

6

PRINCIPAL RISKS OF THE FUND

shareholders of the Fund, consistent with the Fund’s investment objective. Goldman Sachs publishes similar lists of recommended securities that may be appropriate for shareholders of the Fund but which will not be used by the Investment Adviser for the Fund at this time.

The Fund’s purchases and sales for its portfolio will be affected by market conditions following the publication of changes to theU.S. Select List and will be subject to competing orders by Goldman Sachs clients who invest in the securities included on the list.

The activities of Goldman Sachs and its affiliates may occasionally limit the Fund’s ability to purchase or sell securities included in the U.S. Select List. The U.S. Select List is also subject to restrictions related to Goldman Sachs’ other businesses. In addition, certain securities may or may not appear on theU.S. Select List or may or may not be removed from the list due to legal restrictions applicable to, or other business concerns of, Goldman Sachs. An investor should understand that these concerns will generally not be related to whether a particular security on the list or a security not on the list is an attractive investment opportunity.

As a global financial services firm, Goldman Sachs provides a wide range of financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of companies included in theU.S. Select List and may also perform or seek to perform financial services for those companies. Within the last three years, Goldman Sachs or its affiliates may have managed or co-managed public security offerings for companies included in the U.S. Select List, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included in theU.S. Select List.

The Fund’s ability to invest in particular securities included in theU.S. Select List may be limited by the diversification and other restrictions imposed on it as a registered mutual fund under the Investment Company Act of 1940, as amended (the “Act”).

■	Stock Risk— The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

■	Credit/Default Risk— The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.

■	Foreign Risk— The risk that when the Fund invests in foreign issuers, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions.

7

■	Derivatives Risk— The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

■	Interest Rate Risk— The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value.

■	Management Risk— The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Market Risk— The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk— The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To the extent the Fund invests in small capitalization stocks and REITs, the Fund may be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

■	Small Cap Stock Risk— The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

8

  Fund Performance

HOW THE FUND HAS PERFORMED

The Fund commenced operations on June 19, 2000. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

9

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, or Class C Shares of the Fund.

	Research Select Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[7]	0.28%		0.28%		0.28%

Total Fund Operating Expenses*	1.53%		2.28%		2.28%

See page 11 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Research Select Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.50%	2.25%	2.25%

10

FUND FEES AND EXPENSES

[1]	The maximum sales charge is a percentage of the offering price. A contingent deferred sales charge (“CDSC”) of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Fund’s annual operating expenses are based on actual expenses.
[7]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of the Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of the Fund’s average daily net assets:

Other
Fund	Expenses

Research Select	0.06%

11

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Research Select
Class A Shares	$697	$1,007	$1,338	$2,273
Class B Shares
– Assuming complete redemption at end of period	$731	$1,012	$1,420	$2,427
– Assuming no redemption	$231	$712	$1,220	$2,427
Class C Shares
– Assuming complete redemption at end of period	$331	$712	$1,220	$2,615
– Assuming no redemption	$231	$712	$1,220	$2,615

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?”

12

    Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	Research Select

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of September 30, 2001, GSAM, along with other units of IMD, had assets under management of $295.9 billion.

The Investment Adviser provides day-to-day investment management services regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

13

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate for the
	Contractual	Fiscal Period Ended
	Rate	August 31, 2001

Research Select	1.00%	1.00%

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue any voluntary waiver at any time at its discretion.

14

SERVICE PROVIDERS

FUND MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Investment Performance & Valuation Oversight Group, and the Client Research Groups. In total, these groups include over 120 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department of Goldman Sachs since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $24 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

________________________________________________________________________________

Quantitative Equity Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager— Research Select	Since 2000	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones Managing Director Head of Quantitative Equities	Senior Portfolio Manager— Research Select	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— Research Select	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

15

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER
ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

16

SERVICE PROVIDERS

APPROACH TO INVESTMENT RESEARCH

In providing its investment management services for the Fund, the Investment Adviser invests in equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. Goldman Sachs is a leading, full service global investment banking and securities firm. The firm’s Global Investment Research Division provides far-reaching and comprehensive analysis and commentary on portfolio strategy, economics, industries and companies. For over two decades, Goldman Sachs has committed the resources on a global scale to develop an industry-leading position for the firm’s investment research products.

Goldman Sachs has achieved worldwide recognition for its value-added research products. The Global Investment Research Division has a well-regarded staff of approximately 900 professionals including more than 220 equity analysts, 25 global research teams, and 12 portfolio strategists, covering approximately 2,260 companies, over 50 economies and over 25 stock markets.

The U.S. Stock Selection Committee comprises approximately twelve senior professionals, including the head of Global Investment Research and the Director of U.S. Investment Research, as well as a senior market strategist, an economist, and sector specialists.

17

  Dividends

The Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital
	Income	Gains
Fund	Dividends	Distributions

Research Select	Annually	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital.

When you purchase shares of the Fund, part of the net asset value (“NAV”) per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

18

  Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Fund?
You may purchase shares of the Fund through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in the Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

To Open an Account:

■	Complete the enclosed Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds c/o National Financial Data Services, Inc. (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711

–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
–	NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers cheques or credit card checks
–	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (the Fund’s custodian). Please call the Fund at 1-800-526-7384 to get detailed instructions on how to wire your money.

19

What Is My Minimum Investment In The Fund?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Fund offers three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million— varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

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SHAREHOLDER GUIDE

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of the Fund.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV and share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each share class is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than the Fund’s official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

21

In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event consistent with applicable regulatory guidance.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of the Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

			Maximum
			Dealer
	Sales Charge	Sales Charge	Allowance as
	as	as Percentage	Percentage of
Amount of Purchase	Percentage of	of Net Amount	Offering
(including sales charge, if any)	Offering Price	Invested	Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

22

SHAREHOLDER GUIDE

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

23

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

■	Registered investment advisers investing for accounts for which they receive asset-based fees;

■	Accounts over which GSAM or its advisory affiliates have investment discretion;

■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;

■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or

■	Other exemptions may be stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire

24

SHAREHOLDER GUIDE

amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Fund at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of the Fund will automatically convert into Class A Shares of the Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of the Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

25

The conversion of Class B Shares to Class A Shares will not occur at any time the Fund is advised that such conversions may constitute taxable events for federal tax purposes, which the Fund believes is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

26

SHAREHOLDER GUIDE

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?

The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;

■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;

■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;

■	Satisfying the minimum distribution requirements of the Code;

■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;

■	The separation from service by a participant or beneficiary in a Retirement Plan;

■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;

■	Excess contributions distributed from a Retirement Plan;

■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or

■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?

The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend

27

payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

28

SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Fund?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. The Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide

29

a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption

30

SHAREHOLDER GUIDE

request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $50 as a result of a redemption. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition,

31

that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class of the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the Fund or any other Goldman Sachs Fund
■	Class C Shares—Class C Shares of the Fund or any other Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

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SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of the Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Obtain a signature guarantee (see details above)
■ Mail the request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery — Goldman Sachs Funds c/o NFDS 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Fund may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the

33

length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

34

SHAREHOLDER GUIDE

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can My Dividends From The Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by the Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

35

■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in the Fund.
■	Checks are mailed on or about the 25th day of each month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

The Fund does not generally provide sub-accounting services.

36

SHAREHOLDER GUIDE

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of the Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	The Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

37

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of the Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

38

SHAREHOLDER GUIDE

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of the Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

39

   Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is in an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

40

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made prior to August 7, 2001, this withholding rate was 31%. For payments made between August 7, 2001 and December 31, 2001, the withholding rate is 30.5%. For 2002, the withholding rate will be 30%. Lower rates will apply in later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

41

   Appendix A
   Additional Information on Portfolio
   Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed-income securities, the Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. Trading to keep the Fund’s portfolio holdings consistent with, and equally weighted among, the securities in the U.S. Select List may increase the Fund’s portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

42

   APPENDIX A

See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective, and all investment policies not specifically designated as fundamental, are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. The Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial

43

resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Issuers. The Fund may invest in foreign issuers. Foreign issuers involve special risks that are not typically associated with U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign companies than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. The securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, and political or social instability or diplomatic developments which could affect the Fund’s investments.

Risks of Derivative Investments. The Fund’s transactions in options, futures, options on futures, swaps and structured securities involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions

44

   APPENDIX A

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be

45

increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s

46

   APPENDIX A

transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices, and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates or securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

47

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers

48

   APPENDIX A

and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, if permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the

49

occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary ReceiptsTM. The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower

50

   APPENDIX A

than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

51

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

52

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53

Appendix B
Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance from its commencement (June 19, 2000) to August 31, 2001. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

RESEARCH SELECT FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	loss[c]	gain (loss)	operations

For the Year Ended August 31,
2001 - Class A Shares	$10.77	$(0.06)	$(3.64)	$(3.70)
2001 - Class B Shares	10.76	(0.13)	(3.62)	(3.75)
2001 - Class C Shares	10.77	(0.13)	(3.62)	(3.75)
2001 - Institutional Shares	10.78	(0.03)	(3.64)	(3.67)
2001 - Service Shares	10.78	(0.08)	(3.63)	(3.71)

For the Period Ended August 31,
2000 - Class A Shares (commenced June 19, 2000)	10.00	(0.02)	0.79	0.77
2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76
2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77
2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78
2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.

54

APPENDIX B

							Ratios assuming
							no expense reductions

		Net			Ratio of				Ratio of
		assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		loss to		expenses to		loss to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return[a]	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.07	(34.35)%	$304,677	1.50%		(0.73)%		1.53%		(0.76)%		171%
7.01	(34.85)	303,539	2.25		(1.48)		2.28		(1.51)		171
7.02	(34.82)	169,576	2.25		(1.48)		2.28		(1.51)		171
7.11	(34.04)	17,077	1.10		(0.32)		1.13		(0.35)		171
7.07	(34.35)	13	1.60		(0.91)		1.63		(0.94)		171

10.77	7.70	217,861	1.50	[b]	(1.04	) [b]	2.05	[b]	(1.59	) [b]	5
10.76	7.60	201,437	2.25	[b]	(1.79)[b]		2.80	[b]	(2.34)[b]		5
10.77	7.70	96,393	2.25	[b]	(1.78)[b]		2.80	[b]	(2.33)[b]		5
10.78	7.80	12,677	1.10	[b]	(0.50)[b]		1.65	[b]	(1.05)[b]		5
10.78	7.70	12	1.60	[b]	(1.13)[b]		2.15	[b]	(1.68)[b]		5

55

Index

1 General Investment Management Approach

2 Fund Investment Objective and Strategies
2	Goldman Sachs Research Select Fund

4 Other Investment Practices and Securities

6 Principal Risks of the Fund

9 Fund Performance

10 Fund Fees and Expenses

13 Service Providers
17	Approach to Investment Research

18 Dividends

19 Shareholder Guide
19	How To Buy Shares
29	How To Sell Shares

40 Taxation

42 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

54 Appendix B Financial Highlights

Research Select Fund
Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database: http://www.sec.gov Goldman Sachs: http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.

The Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.

521414
RESPROABC

Prospectus

Service
Shares

December 28, 2001

 GOLDMAN SACHS RESEARCH SELECT FUNDSM

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

   General Investment
   Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Research Select Fund (the “Fund”). Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

RESEARCH STYLE FUNDS—RESEARCH SELECT FUND

The Goldman Sachs Research Select Fund selects substantially all of its securities from the U.S. Select List developed by the Goldman Sachs Investment Research Division. The Fund leverages the resources of Goldman Sachs by applying the Investment Management Division’s portfolio management expertise to the equity securities included in the U.S. Select List.

The Fund closed to new investors effective July 31, 2001. A shareholder who had an open Fund account on the date the Fund closed may make additional investments and reinvest dividends and capital gains distributions in that account after that date if the account remains open. Qualified defined contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase pension plans), as well as 403(b) plans and 457 plans that currently offer the Fund as an available investment vehicle to their participants, may also continue to make additional purchases and to reinvest dividends and capital gains into their accounts. Current shareholders may also open additional Fund accounts under certain conditions. If a Fund account is closed, however, additional investments in the Fund may not be possible. Exchanges into the Fund from other Goldman Sachs Funds are not permitted. The Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

1

   Fund Investment Objective
   and Strategies

Goldman Sachs Research Select Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	A focused portfolio of U.S. equity investments that offer the potential for long-term capital appreciation

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a focused portfolio of U.S. equity investments.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in U.S. equity securities, including securities of foreign issuers that are traded in the United States. Under normal circumstances, the Fund will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List and will sell securities that have been removed from the U.S. Select List. Notification of changes to the U.S. Select List is made to clients of Goldman Sachs and to the Fund’s portfolio management team at the same time. The Fund will purchase a security that has been added to, or sell a security that has been removed from, the list after publication of that change. In addition, the Investment Adviser may apply the techniques described below in managing the Fund and in purchasing and selling securities that are included in the U.S. Select List.

2

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Goldman Sachs Global Investment Research Division’s U.S. Select List. The U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark, the S&P 500® Index, over the next 12 to 18 months. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. The U.S. Select List is updated on a regular basis. Historically, the U.S. Select List has consisted primarily of common stocks of relatively large U.S. companies, although the list is not restricted to those types of companies.

The U.S. Select List is used primarily by institutional clients.

Our Approach to Portfolio Management. To the extent practicable, the Fund will seek to deliver returns that are comparable to the price returns of the U.S. Select List. Generally, the Fund will seek to maintain approximate equal weightings of its assets among the securities included in the list. Any remaining assets may be invested by the Investment Adviser in the other instruments described in this Prospectus, including short-term debt obligations, options and futures contracts.

Investors should be aware, however, that the performance of the Fund will differ from the price returns of the U.S. Select List for a variety of reasons, including the change in securities prices that may occur between the time when a security is added to or removed from the list and when it is bought or sold for the Fund; the Fund’s investment of cash flow from purchases and sales of Fund shares, which can occur daily and will result in portfolio purchases and sales; modifications in the Fund’s stock weights in order to control trading costs; the timing and amount of dividend and distribution payments; and the Fund’s use of investment techniques and instruments that are not included in the U.S. Select List. In addition, unlike the U.S. Select List, the Fund will incur transactional costs (such as brokerage commissions) and operational expenses (such as investment advisory fees).

While the Fund intends to track the composition of the U.S. Select List, the Fund’s purchases and sales of securities that are added to and deleted from the list may not be completed on the first trading day after changes to the list are announced, and in certain cases may take several days or weeks to complete. Moreover, purchases and sales of the Fund and other investors following the U.S. Select List could create a temporary imbalance between the supply and demand of the securities on the list. The imbalance could affect the time it takes the Fund to complete its transactions, as well as the price the Fund pays or receives. In order to reduce impact of these trading costs, the Investment Adviser may decide for a period of time not to buy a security that is included in the U.S. Select List or to continue to hold a security that has been removed from the list.

The Fund will periodically rebalance its portfolio in an effort to maintain approximate equal weightings of its assets among the securities on the U.S. Select List.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

3

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Research
of the Fund	Select
— Not permitted	Fund

Investment Practices
Borrowings	33 1/3
Custodial Receipts	—
Equity Swaps*	15
Futures Contracts and Options on Futures Contracts	•
Investment Company Securities (including exchange-traded funds)	10
Options on Securities and Securities Indices[1]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[1]	The Fund may sell covered call and put options and purchase call and put options.

4

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Research
limited only by the objectives and strategies of the Fund	Select
— Not permitted	Fund

Investment Securities
American and Global Depositary Receipts	—
Asset-Backed and Mortgage-Backed Securities	—
Bank Obligations[2]	•
Convertible Securities[3]	•
Corporate Debt Obligations[2]	•
Equity Investments	90+
Emerging Country Securities	—
Fixed Income Securities	•
Foreign Issuers	•
Non-Investment Grade Fixed Income Securities	—
Real Estate Investment Trusts (“REITs”)	•
Structured Securities*	•
Temporary Investments	100
U.S. Government Securities[2]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[2]	Limited by the amount the Fund invests in fixed-income securities. Cash equivalents only.
[3]	The Fund has no minimum rating criteria.

5

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RISKS

Research
Select
• Applicable	Fund

U.S. Select List	•
Stock	•
Credit/Default	•
Foreign	•
Derivatives	•
Interest Rate	•
Management	•
Market	•
Liquidity	•
Small Cap	•

■	U.S. Select List Risk— The Fund invests principally in securities included in the U.S. Select List, which comprises approximately 25 to 35 stocks. As a result of the small universe of stocks in which the Fund generally invests, it may be subject to greater risks than would a more diversified fund.

Price returns reported for the U.S. Select List do not predict or reflect the future results of the U.S. Select List or the Fund. In addition, unlike the Fund, the securities included in the U.S. Select List constitute only a “paper portfolio” that does not reflect actual trading and does not have an actual performance record.

Although the Goldman Sachs U.S. Stock Selection Committee periodically makes subjective decisions to add or delete companies for the U.S. Select List, the list is not compiled with any particular client or product in mind and is not (and will not be) compiled with the Fund in mind. The Global Investment Research Division could at any time cease publishing the U.S. Select List. In that event, the Board of Trustees will make a determination on how to proceed in the best interest of

6

PRINCIPAL RISKS OF THE FUND

shareholders of the Fund, consistent with the Fund’s investment objective. Goldman Sachs publishes similar lists of recommended securities that may be appropriate for shareholders of the Fund but which will not be used by the Investment Adviser for the Fund at this time.

The Fund’s purchases and sales for its portfolio will be affected by market conditions following the publication of changes to the U.S. Select List and will be subject to competing orders by Goldman Sachs clients who invest in the securities included on the list.

The activities of Goldman Sachs and its affiliates may occasionally limit the Fund’s ability to purchase or sell securities included in the U.S. Select List. The U.S. Select List is also subject to restrictions related to Goldman Sachs’ other businesses. In addition, certain securities may or may not appear on the U.S. Select List or may or may not be removed from the list due to legal restrictions applicable to, or other business concerns of, Goldman Sachs. An investor should understand that these concerns will generally not be related to whether a particular security on the list or a security not on the list is an attractive investment opportunity.

As a global financial services firm, Goldman Sachs provides a wide range of financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of companies included in the U.S. Select List and may also perform or seek to perform financial services for those companies. Within the last three years, Goldman Sachs or its affiliates may have managed or co-managed public security offerings for companies included in the U.S. Select List, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included in the U.S. Select List.

The Fund’s ability to invest in particular securities included in the U.S. Select List may be limited by the diversification and other restrictions imposed on it as a registered mutual fund under the Investment Company Act of 1940, as amended (the “Act”).

■	Stock Risk— The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

■	Credit/Default Risk— The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.

■	Foreign Risk— The risk that when the Fund invests in foreign issuers, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions.

7

■	Derivatives Risk— The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

■	Interest Rate Risk— The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value.

■	Management Risk— The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Market Risk— The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk— The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To the extent the Fund invests in small capitalization stocks and REITs, the Fund may be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

■	Small Cap Stock Risk— The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

8

PRINCIPAL RISKS OF THE FUND

   Fund Performance

HOW THE FUND HAS PERFORMED

The Fund commenced operations on June 19, 2000. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

9

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Research
Select
Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	1.00%
Other Expenses	0.63%
Service Fees[2]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[3]	0.13%

Total Fund Operating Expenses*	1.63%

See page 11 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Research
Select
Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	1.00%
Other Expenses	0.60%
Service Fees[2]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[3]	0.10%

Total Fund Operating Expenses (after current expense limitations)	1.60%

10

FUND FEES AND EXPENSES

[1]	The Fund’s annual operating expenses are based on actual expenses.
[2]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[3]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of the Fund’s average daily net assets:

Other
Fund	Expenses

Research Select	0.06%

11

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Research Select	$166	$514	$887	$1,933

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

12

   Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	Research Select

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of September 30, 2001, GSAM, along with other units of IMD, had assets under management of $295.9 billion.

The Investment Adviser provides day-to-day investment management services regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

13

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate for
		the
	Contractual	Fiscal Period Ended
	Rate	August 31, 2001

Research Select	1.00%	1.00%

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue any voluntary waiver at any time at its discretion.

14

SERVICE PROVIDERS

FUND MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Investment Performance & Valuation Oversight Group, and the Client Research Groups. In total, these groups include over 120 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department of Goldman Sachs since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $24 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

________________________________________________________________________________

Quantitative Equity Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager— Research Select	Since 2000	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones Managing Director Head of Quantitative Equities	Senior Portfolio Manager— Research Select	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— Research Select	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

15

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER
ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

16

SERVICE PROVIDERS

APPROACH TO INVESTMENT RESEARCH

In providing its investment management services for the Fund, the Investment Adviser invests in equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. Goldman Sachs is a leading, full service global investment banking and securities firm. The firm’s Global Investment Research Division provides far-reaching and comprehensive analysis and commentary on portfolio strategy, economics, industries and companies. For over two decades, Goldman Sachs has committed the resources on a global scale to develop an industry-leading position for the firm’s investment research products.

Goldman Sachs has achieved worldwide recognition for its value-added research products. The Global Investment Research Division has a well-regarded staff of approximately 900 professionals including more than 220 equity analysts, 25 global research teams, and 12 portfolio strategists, covering approximately 2,260 companies, over 50 economies and over 25 stock markets.

The U.S. Stock Selection Committee comprises approximately twelve senior professionals, including the head of Global Investment Research and the Director of U.S. Investment Research, as well as a senior market strategist, an economist, and sector specialists.

17

   Dividends

The Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital
	Income	Gains
Fund	Dividends	Distributions

Research Select	Annually	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital.

When you purchase shares of the Fund, part of the net asset value (“NAV”) per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

18

   Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Fund?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Fund on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (the Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds — (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

19

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services, and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and respond to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Fund that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge

20

SHAREHOLDER GUIDE

to the Fund, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Fund?
The Fund does not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of the Fund.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

The Fund may allow Service Organizations to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

21

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than the Fund’s official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event consistent with applicable regulatory guidance.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Fund?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Fund. Generally, the Fund will

22

SHAREHOLDER GUIDE

redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application: 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Fund will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three

23

business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Fund will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

24

SHAREHOLDER GUIDE

■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Service Shares of the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of the Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

25

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Fund annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

26

   Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is in an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

27

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made prior to August 7, 2001, this withholding rate was 31%. For payments made between August 7, 2001 and December 31, 2001, the withholding rate is 30.5%. For 2002, the withholding rate will be 30%. Lower rates will apply in later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

28

   Appendix A
   Additional Information on Portfolio
   Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed-income securities, the Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. Trading to keep the Fund’s portfolio holdings consistent with, and equally weighted among, the securities in the U.S. Select List may increase the Fund’s portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

29

See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective, and all investment policies not specifically designated as fundamental, are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. The Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial

30

APPENDIX A

resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Issuers. The Fund may invest in foreign issuers. Foreign issuers involve special risks that are not typically associated with U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign companies than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. The securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, and political or social instability or diplomatic developments which could affect the Fund’s investments.

Risks of Derivative Investments. The Fund’s transactions in options, futures, options on futures, swaps and structured securities involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions

31

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be

32

APPENDIX A

increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s

33

transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices, and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates or securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

34

APPENDIX A

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers

35

and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, if permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the

36

APPENDIX A

occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned

37

companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the

38

APPENDIX A

Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

39

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance from its commencement (June 19, 2000) to August 31, 2001. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

RESEARCH SELECT FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	loss[c]	gain (loss)	operations

For the Year Ended August 31,
2001 - Class A Shares	$10.77	$(0.06)	$(3.64)	$(3.70)
2001 - Class B Shares	10.76	(0.13)	(3.62)	(3.75)
2001 - Class C Shares	10.77	(0.13)	(3.62)	(3.75)
2001 - Institutional Shares	10.78	(0.03)	(3.64)	(3.67)
2001 - Service Shares	10.78	(0.08)	(3.63)	(3.71)

For the Period Ended August 31,
2000 - Class A Shares (commenced June 19, 2000)	10.00	(0.02)	0.79	0.77
2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76
2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77
2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78
2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.

40

APPENDIX B

						Ratios assuming
						no expense reductions

		Net		Ratio of				Ratio of
		assets	Ratio of	net investment		Ratio of		net investment
Net asset		at end of	net expenses	loss to		expenses to		loss to		Portfolio
value, end	Total	period	to average	average		average		average		turnover
of period	return[a]	(in 000s)	net assets	net assets		net assets		net assets		rate

$7.07	(34.35)%	$304,677	1.50%	(0.73)%		1.53%		(0.76)%		171%
7.01	(34.85)	303,539	2.25	(1.48)		2.28		(1.51)		171
7.02	(34.82)	169,576	2.25	(1.48)		2.28		(1.51)		171
7.11	(34.04)	17,077	1.10	(0.32)		1.13		(0.35)		171
7.07	(34.35)	13	1.60	(0.91)		1.63		(0.94)		171

10.77	7.70	217,861	1.50[b]	(1.04	) [b]	2.05[b]		(1.59	) [b]	5
10.76	7.60	201,437	2.25 [b]	(1.79)[b]		2.80	[b]	(2.34)[b]		5
10.77	7.70	96,393	2.25 [b]	(1.78)[b]		2.80	[b]	(2.33)[b]		5
10.78	7.80	12,677	1.10[b]	(0.50)[b]		1.65	[b]	(1.05)[b]		5
10.78	7.70	12	1.60 [b]	(1.13)[b]		2.15	[b]	(1.68)[b]		5

41

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Index

1 General Investment Management Approach

2 Fund Investment Objective and Strategies
2	Goldman Sachs Research Select Fund

4 Other Investment Practices and Securities

6 Principal Risks of the Fund

9 Fund Performance

10 Fund Fees and Expenses

13 Service Providers
17	Approach to Investment Research

18 Dividends

19 Shareholder Guide
19	How To Buy Shares
22	How To Sell Shares

27 Taxation

29 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

40 Appendix B Financial Highlights

   Research Select Fund
   Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database: http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.

The Goldman Sachs Research Select FundSM is a service mark of Goldman Sachs & Co.

RESPROSVC

Prospectus

Institutional Shares

December 28, 2001

 GOLDMAN SACHS RESEARCH SELECT FUNDSM

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

   General Investment
   Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Research Select Fund (the “Fund”). Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

RESEARCH STYLE FUNDS—RESEARCH SELECT FUND

The Goldman Sachs Research Select Fund selects substantially all of its securities from the U.S. Select List developed by the Goldman Sachs Investment Research Division. The Fund leverages the resources of Goldman Sachs by applying the Investment Management Division’s portfolio management expertise to the equity securities included in the U.S. Select List.

The Fund closed to new investors effective July 31, 2001. A shareholder who had an open Fund account on the date the Fund closed may make additional investments and reinvest dividends and capital gains distributions in that account after that date if the account remains open. Qualified defined contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase pension plans), as well as 403(b) plans and 457 plans that currently offer the Fund as an available investment vehicle to their participants, may also continue to make additional purchases and to reinvest dividends and capital gains into their accounts. Current shareholders may also open additional Fund accounts under certain conditions. If a Fund account is closed, however, additional investments in the Fund may not be possible. Exchanges into the Fund from other Goldman Sachs Funds are not permitted. The Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

1

Fund Investment Objective and Strategies

Goldman Sachs
Research Select Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	A focused portfolio of U.S. equity investments that offer the potential for long-term capital appreciation

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a focused portfolio of U.S. equity investments.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in U.S. equity securities, including securities of foreign issuers that are traded in the United States. Under normal circumstances, the Fund will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List and will sell securities that have been removed from the U.S. Select List. Notification of changes to the U.S. Select List is made to clients of Goldman Sachs and to the Fund’s portfolio management team at the same time. The Fund will purchase a security that has been added to, or sell a security that has been removed from, the list after publication of that change. In addition, the Investment Adviser may apply the techniques described below in managing the Fund and in purchasing and selling securities that are included in theU.S. Select List.

2

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Goldman Sachs Global Investment Research Division’s U.S. Select List. The U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark, the S&P 500® Index, over the next 12 to 18 months. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. The U.S. Select List is updated on a regular basis. Historically, the U.S. Select List has consisted primarily of common stocks of relatively large U.S. companies, although the list is not restricted to those types of companies.

The U.S. Select List is used primarily by institutional clients.

Our Approach to Portfolio Management. To the extent practicable, the Fund will seek to deliver returns that are comparable to the price returns of the U.S. Select List. Generally, the Fund will seek to maintain approximate equal weightings of its assets among the securities included in the list. Any remaining assets may be invested by the Investment Adviser in the other instruments described in this Prospectus, including short-term debt obligations, options and futures contracts.

Investors should be aware, however, that the performance of the Fund will differ from the price returns of theU.S. Select List for a variety of reasons, including the change in securities prices that may occur between the time when a security is added to or removed from the list and when it is bought or sold for the Fund; the Fund’s investment of cash flow from purchases and sales of Fund shares, which can occur daily and will result in portfolio purchases and sales; modifications in the Fund’s stock weights in order to control trading costs; the timing and amount of dividend and distribution payments; and the Fund’s use of investment techniques and instruments that are not included in the U.S. Select List. In addition, unlike the U.S. Select List, the Fund will incur transactional costs (such as brokerage commissions) and operational expenses (such as investment advisory fees).

While the Fund intends to track the composition of the U.S. Select List, the Fund’s purchases and sales of securities that are added to and deleted from the list may not be completed on the first trading day after changes to the list are announced, and in certain cases may take several days or weeks to complete. Moreover, purchases and sales of the Fund and other investors following theU.S. Select List could create a temporary imbalance between the supply and demand of the securities on the list. The imbalance could affect the time it takes the Fund to complete its transactions, as well as the price the Fund pays or receives. In order to reduce impact of these trading costs, the Investment Adviser may decide for a period of time not to buy a security that is included in theU.S. Select List or to continue to hold a security that has been removed from the list.

The Fund will periodically rebalance its portfolio in an effort to maintain approximate equal weightings of its assets among the securities on the U.S. Select List.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

3

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Research
limited only by the objective and strategies of the Fund	Select
— Not permitted	Fund

Investment Practices
Borrowings	33 1/3
Custodial Receipts	—
Equity Swaps*	15
Futures Contracts and Options on Futures Contracts	•
Investment Company Securities (including exchange-traded funds)	10
Options on Securities and Securities Indices[1]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

[1]	The Fund may sell covered call and put options and purchase call and put options.

4

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Research
limited only by the objective and strategies of the Fund	Select
— Not permitted	Fund

Investment Securities
American and Global Depositary Receipts	—
Asset-Backed and Mortgage-Backed Securities	—
Bank Obligations[2]	•
Convertible Securities[3]	•
Corporate Debt Obligations[2]	•
Equity Investments	90+
Emerging Country Securities	—
Fixed Income Securities	•
Foreign Issuers	•
Non-Investment Grade Fixed Income Securities	—
Real Estate Investment Trusts (“REITs”)	•
Structured Securities*	•
Temporary Investments	100
U.S. Government Securities[2]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[2]	Limited by the amount the Fund invests in fixed-income securities. Cash equivalents only.
[3]	The Fund has no minimum rating criteria.

5

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RISKS

Research
Select
• Applicable	Fund

U.S. Select List	•
Stock	•
Credit/Default	•
Foreign	•
Derivatives	•
Interest Rate	•
Management	•
Market	•
Liquidity	•
Small Cap	•

■	U.S. Select List Risk— The Fund invests principally in securities included in theU.S. Select List, which comprises approximately 25 to 35 stocks. As a result of the small universe of stocks in which the Fund generally invests, it may be subject to greater risks than would a more diversified fund.

Price returns reported for the U.S. Select List do not predict or reflect the future results of theU.S. Select List or the Fund. In addition, unlike the Fund, the securities included in theU.S. Select List constitute only a “paper portfolio” that does not reflect actual trading and does not have an actual performance record.

Although the Goldman Sachs U.S. Stock Selection Committee periodically makes subjective decisions to add or delete companies for the U.S. Select List, the list is not compiled with any particular client or product in mind and is not (and will not be) compiled with the Fund in mind. The Global Investment Research Division could at any time cease publishing theU.S. Select List. In that event, the Board of Trustees will make a determination on how to proceed in the best interest of

6

PRINCIPAL RISKS OF THE FUND

shareholders of the Fund, consistent with the Fund’s investment objective. Goldman Sachs publishes similar lists of recommended securities that may be appropriate for shareholders of the Fund but which will not be used by the Investment Adviser for the Fund at this time.

The Fund’s purchases and sales for its portfolio will be affected by market conditions following the publication of changes to theU.S. Select List and will be subject to competing orders by Goldman Sachs clients who invest in the securities included on the list.

The activities of Goldman Sachs and its affiliates may occasionally limit the Fund’s ability to purchase or sell securities included in the U.S. Select List. The U.S. Select List is also subject to restrictions related to Goldman Sachs’ other businesses. In addition, certain securities may or may not appear on theU.S. Select List or may or may not be removed from the list due to legal restrictions applicable to, or other business concerns of, Goldman Sachs. An investor should understand that these concerns will generally not be related to whether a particular security on the list or a security not on the list is an attractive investment opportunity.

As a global financial services firm, Goldman Sachs provides a wide range of financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of companies included in theU.S. Select List and may also perform or seek to perform financial services for those companies. Within the last three years, Goldman Sachs or its affiliates may have managed or co-managed public security offerings for companies included in the U.S. Select List, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included in theU.S. Select List.

The Fund’s ability to invest in particular securities included in theU.S. Select List may be limited by the diversification and other restrictions imposed on it as a registered mutual fund under the Investment Company Act of 1940, as amended (the “Act”).

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign issuers, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions.

7

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To the extent the Fund invests in small capitalization stocks and REITs, the Fund may be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

■	Small Cap Stock Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

8

  Fund Performance

HOW THE FUND HAS PERFORMED

The Fund commenced operations on June 19, 2000. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

9

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Research
Select
Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.13%

Total Fund Operating Expenses*	1.13%

See page 11 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Research
Select
Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.10%

Total Fund Operating Expenses (after current expense limitations)	1.10%

10

FUND FEES AND EXPENSES

[1]	The Fund’s annual operating expenses are based on actual expenses.
[2]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of the Fund’s average daily net assets:

Other
Fund	Expenses

Research Select	0.06%

11

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Research Select	$115	$359	$622	$1,375

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

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Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Research Select
32 Old Slip
New York, New York 10005

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of September 30, 2001, GSAM, along with other units of IMD, had assets under management of $295.9 billion.

The Investment Adviser provides day-to-day investment management services regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

13

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate for the
	Contractual	Fiscal Period Ended
	Rate	August 31, 2001

Research Select	1.00%	1.00%

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue any voluntary waiver at any time at its discretion.

14

SERVICE PROVIDERS

FUND MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Investment Performance & Valuation Oversight Group, and the Client Research Groups. In total, these groups include over 120 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department of Goldman Sachs since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $24 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

________________________________________________________________________________

Quantitative Equity Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager— Research Select	Since 2000	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones Managing Director Head of Quantitative Equities	Senior Portfolio Manager— Research Select	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— Research Select	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

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DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

16

SERVICE PROVIDERS

APPROACH TO INVESTMENT RESEARCH

In providing its investment management services for the Fund, the Investment Adviser invests in equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. Goldman Sachs is a leading, full service global investment banking and securities firm. The firm’s Global Investment Research Division provides far-reaching and comprehensive analysis and commentary on portfolio strategy, economics, industries and companies. For over two decades, Goldman Sachs has committed the resources on a global scale to develop an industry-leading position for the firm’s investment research products.

Goldman Sachs has achieved worldwide recognition for its value-added research products. The Global Investment Research Division has a well-regarded staff of approximately 900 professionals including more than 220 equity analysts, 25 global research teams, and 12 portfolio strategists, covering approximately 2,260 companies, over 50 economies and over 25 stock markets.

The U.S. Stock Selection Committee comprises approximately twelve senior professionals, including the head of Global Investment Research and the Director of U.S. Investment Research, as well as a senior market strategist, an economist, and sector specialists.

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Dividends

The Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital
	Income	Gains
Fund	Dividends	Distributions

Research Select	Annually	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital.

When you purchase shares of the Fund, part of the net asset value (“NAV”) per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

18

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Fund?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (the Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in the Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

19

■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Fund or Goldman Sachs for the services provided by them with respect to the Fund’s Institutional Shares. These payments may be in addition to other payments borne by the Fund.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

20

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Fund?

Type of Investor	Minimum Investment

■  Banks, trust companies or other depository institutions
     investing for their own account or on behalf of clients
■  Section 401(k), profit sharing, money purchase pension,
     tax-sheltered annuity, defined benefit pension, or other
     employee benefit plans that are sponsored by one or
     more employers (including governmental or church
     employers) or employee organizations
■  State, county, city or any instrumentality, department,
     authority or agency thereof
■  Corporations with at least $100 million in assets or in
     outstanding publicly traded securities
■  “Wrap” account sponsors (provided they have an
     agreement covering the arrangement with GSAM)
■  Registered investment advisers investing for accounts
for which they receive asset-based fees	$1,000,000 in Institutional Shares of the Fund alone or in combination with other assets under the management of GSAM and its affiliates

■ Individual investors ■ Qualified non-profit organizations, charitable trusts, foundations and endowments ■ Accounts over which GSAM or its advisory affiliates have investment discretion	$10,000,000

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of the Fund.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

21

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than the Fund’s official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event consistent with applicable regulatory guidance.

22

SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Fund?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, the Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Fund as described under “How Do I Purchase Shares Through A Financial Institution?”

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.

■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The

23

written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

24

SHAREHOLDER GUIDE

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of a redemption. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

25

Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of the Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

26

SHAREHOLDER GUIDE

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Fund does not generally provide sub-accounting services.

27

   Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is in an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

28

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made prior to August 7, 2001, this withholding rate was 31%. For payments made between August 7, 2001 and December 31, 2001, the withholding rate is 30.5%. For 2002, the withholding rate will be 30%. Lower rates will apply in later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

29

  Appendix A
  Additional Information on Portfolio
  Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed-income securities, the Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. Trading to keep the Fund’s portfolio holdings consistent with, and equally weighted among, the securities in the U.S. Select List may increase the Fund’s portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

30

APPENDIX A

See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective, and all investment policies not specifically designated as fundamental, are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. The Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial

31

resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Issuers. The Fund may invest in foreign issuers. Foreign issuers involve special risks that are not typically associated with U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign companies than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. The securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, and political or social instability or diplomatic developments which could affect the Fund’s investments.

Risks of Derivative Investments. The Fund’s transactions in options, futures, options on futures, swaps and structured securities involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions

32

APPENDIX A

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.

33

Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be

34

APPENDIX A

traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices, and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates or securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

35

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held

36

APPENDIX A

by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, if permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

37

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and

38

APPENDIX A

certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

39

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance from its commencement (June 19, 2000) to August 31, 2001. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

RESEARCH SELECT FUND

		Income (loss) from
		investment operations
	Net asset			Total
	value,	Net	Net realized	from
	beginning	investment	and unrealized	investment
	of period	loss[c]	gain (loss)	operations

For the Year Ended August 31,
2001 - Class A Shares	$10.77	$(0.06)	$(3.64)	$(3.70)
2001 - Class B Shares	10.76	(0.13)	(3.62)	(3.75)
2001 - Class C Shares	10.77	(0.13)	(3.62)	(3.75)
2001 - Institutional Shares	10.78	(0.03)	(3.64)	(3.67)
2001 - Service Shares	10.78	(0.08)	(3.63)	(3.71)

For the Period Ended August 31,
2000 - Class A Shares (commenced June 19, 2000)	10.00	(0.02)	0.79	0.77
2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76
2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77
2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78
2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.

40

APPENDIX B

						Ratios assuming
						no expense reductions

		Net			Ratio of			Ratio of
		assets	Ratio of		net investment	Ratio of		net investment
Net asset		at end of	net expenses		loss to	expenses to		loss to	Portfolio
value, end	Total	period	to average		average	average		average	turnover
of period	return[a]	(in 000s)	net assets		net assets	net assets		net assets	rate

$7.07	(34.35)%	$304,677	1.50%		(0.73)%	1.53%		(0.76)%	171%
7.01	(34.85)	303,539	2.25		(1.48)	2.28		(1.51)	171
7.02	(34.82)	169,576	2.25		(1.48)	2.28		(1.51)	171
7.11	(34.04)	17,077	1.10		(0.32)	1.13		(0.35)	171
7.07	(34.35)	13	1.60		(0.91)	1.63		(0.94)	171

10.77	7.70	217,861	1.50	[b]	(1.04)[b]	2.05	[b]	(1.59)[b]	5
10.76	7.60	201,437	2.25	[b]	(1.79)[b]	2.80	[b]	(2.34)[b]	5
10.77	7.70	96,393	2.25	[b]	(1.78)[b]	2.80	[b]	(2.33)[b]	5
10.78	7.80	12,677	1.10	[b]	(0.50)[b]	1.65	[b]	(1.05)[b]	5
10.78	7.70	12	1.60	[b]	(1.13)[b]	2.15	[b]	(1.68)[b]	5

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            Index

1 General Investment Management Approach

2 Fund Investment Objective and Strategies
2	Goldman Sachs Research Select Fund

4 Other Investment Practices and Securities

6 Principal Risks of the Fund

9 Fund Performance

10 Fund Fees and Expenses

13 Service Providers
17	Approach to Investment Research

18 Dividends

19 Shareholder Guide
19	How To Buy Shares
23	How To Sell Shares

28 Taxation

30 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

40 Appendix B Financial Highlights

   Research Select Fund
   Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database: http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.

The Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.

RESPROINST